                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 14a-12

                   PINNACLE GLOBAL GROUP, INC.
-----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------
/X/        Fee paid previously with preliminary materials.
           Check box if any part of the fee is offset as provided by
/ /        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                                     [LOGO]

                  PROPOSED MERGER--YOUR VOTE IS VERY IMPORTANT

    The Boards of Directors of Pinnacle Global Group, Inc. and Sanders Morris Mundy Inc., a Houston-based independently owned investment banking firm, have unanimously approved a merger agreement that would result in Harris Webb & Garrison, Inc., Pinnacle's wholly owned investment banking subsidiary, being merged into Sanders Morris Mundy. The combined company would be renamed Sanders Morris Harris Inc., and would become a wholly owned subsidiary of Pinnacle. The addition of Sanders Morris Mundy would increase Pinnacle's pro forma combined revenues for the nine months ended September 30, 1999 by more than 2 1/2 times.

    If the merger is completed, Sanders Morris Mundy shareholders will receive approximately 117.33 Pinnacle common shares for each Sanders Morris Mundy common share. Pinnacle shareholders will continue to own their existing common shares after the merger. The Sanders Morris Mundy shareholders will own approximately 50.0% of the outstanding Pinnacle common shares after the merger.

    We are asking the Pinnacle shareholders to approve the issuance of the Pinnacle common shares to the Sanders Morris Mundy shareholders in the merger. We are soliciting your proxy to be voted at a special meeting of shareholders to be held for that purpose. The date, time and place of the special meeting is:

                                December 29, 1999
                                10:00 a.m., Central Time
                                Omni Houston Hotel
                                Four Riverway
                                Houston, Texas 77056

    We cannot complete the merger unless the shareholders of both Pinnacle and Sanders Morris Mundy approve their merger related proposals. We and Sanders Morris Mundy have each scheduled special meetings of shareholders to vote on the merger proposals.

    The accompanying Proxy Statement gives you detailed information about the proposed merger. We encourage you to read this document carefully, INCLUDING "RISK FACTORS" ON PAGES 13 THROUGH 24.

                                          [SIG]

                                          Robert E. Garrison II
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                 This Proxy Statement is dated December 6, 1999 and is first being mailed to Pinnacle shareholders on or about December 8, 1999.

                                     [LOGO]

                          PINNACLE GLOBAL GROUP, INC.
                           5599 SAN FELIPE, SUITE 555
                              HOUSTON, TEXAS 77056

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 29, 1999

                            ------------------------

To our Shareholders:

    A special meeting of our shareholders will be held on December 29, 1999 at 10:00 a.m. local time, at the Omni Houston Hotel, Four Riverway, Houston, Texas 77056, for the following purposes:

    1. To consider and vote on a proposal to approve the issuance of 7,125,233 shares of our common stock to the shareholders of Sanders Morris
        Mundy Inc. as part of a merger of the Sanders firm with Harris Webb & Garrison, Inc., our investment banking subsidiary. Sanders Morris Mundy, which would survive the merger, would be renamed "Sanders Morris
        Harris Inc." and would become our wholly owned subsidiary as a result of the merger.

    2. To transact other business related to the first proposal that may properly come before the special meeting or any postponement or adjournment of the meeting.

    The close of business on November 30, 1999 has been fixed by our Board of Directors as the record date for determination of the Pinnacle shareholders entitled to notice of, and to vote at, the special meeting or any postponement or adjournment of the meeting.

    YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the meeting, we urge you to complete, sign and return the enclosed proxy card in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is voted by delivering to us at 5599 San Felipe, Suite 555, Houston, Texas 77056,
Attention: Pamela S. Caloway, Secretary, a written notice of revocation or a duly executed, later-dated proxy or by attending the special meeting and voting in person.

                                          By Order of the Board of Directors

                                          [SIG]

                                          Pamela S. Caloway
                                          SECRETARY

Houston, Texas
December 6, 1999

                            YOUR VOTE IS IMPORTANT.
                    TO VOTE YOUR SHARES, PLEASE SIGN, DATE,
                   COMPLETE AND MAIL THE ENCLOSED PROXY CARD
                   PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

       PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES EITHER NOW OR LATER.

                      REFERENCES TO ADDITIONAL INFORMATION

    This document incorporates important business and financial information about Pinnacle from documents we have filed with the SEC but have not included in or delivered with this document. If you write or call us, we will send you these documents without charge. You may contact us at:

                              Pinnacle Global Group, Inc.
                              5599 San Felipe, Suite 555
                              Houston, Texas 77056
                              (713) 993-4610

    PLEASE REQUEST DOCUMENTS FROM US BY DECEMBER 22, 1999. If you request any incorporated documents, we will mail the requested documents by first class mail, or another equally prompt means, by the next business day after we receive your request.

    See "Where To Find More Information" on pages 83 to 84 for more information about the documents referred to in this document.

                               TABLE OF CONTENTS

                                       PAGE
                                       ----
QUESTIONS AND ANSWERS ABOUT THE
  MERGER.............................     1

SUMMARY..............................     2
  The Companies......................     2
  Reasons for the Merger.............     2
  Merger Recommendation to Pinnacle
    Shareholders.....................     3
  The Merger.........................     3
  The Special Meeting and the
    Approval Process Generally.......     6
  Risk Factors.......................     7

SUMMARY UNAUDITED PRO FORMA CONDENSED
  COMBINED FINANCIAL DATA............     8

PINNACLE SUMMARY HISTORICAL FINANCIAL
  DATA...............................     9

SMM SUMMARY HISTORICAL FINANCIAL
  DATA...............................    10

UNAUDITED COMPARATIVE PER SHARE
  DATA...............................    11

RISK FACTORS.........................    13

THE MERGER...........................    25
  General............................    25
  Background of the merger...........    25
  Reasons for the merger.............    28
  Business combination costs--
    anticipated consolidation
    benefits.........................    30
  Opinion of financial advisor.......    30
  Material United States federal
    income tax consequences of the
    merger...........................    34
  Regulatory approvals...............    36
  Accounting treatment...............    36
  Quotation on the Nasdaq National
    Market...........................    36
  Federal securities law
    consequences.....................    36
  No dissenters' or appraisal
    rights...........................    37
  Interests of certain persons in the
    merger...........................    37

COMPARATIVE MARKET PRICE DATA........    38
  Pinnacle common stock..............    38
  Securities of the Sanders firm.....    38
  Post-merger dividend policy........    39

                                       PAGE
                                       ----

THE SPECIAL MEETING..................    39
  Matters to be considered at the
    special meeting..................    39
  Your board's recommendations.......    39
  Auditors...........................    39
  Voting at the special meeting;
    record date......................    39
  Proxies............................    39
  Solicitation of proxies............    40

THE MERGER AGREEMENT.................    40
  Closing of the merger..............    40
  Manner and basis of converting
    securities.......................    40
  Terms of the merger................    41

UNAUDITED PRO FORMA CONDENSED
  COMBINED FINANCIAL DATA............    45

BUSINESS OF THE SANDERS FIRM.........    51
  General............................    51
  Brokerage services.................    51
  Investment banking and
    underwriting.....................    52
  Research...........................    53
  Principal transactions.............    53
  Accounting, administration, and
    operations.......................    54
  Competition........................    54
  Regulation.........................    55
  Net capital requirements...........    57
  Employees..........................    58

SMM SELECTED FINANCIAL DATA..........    59

SMM MANAGEMENT'S DISCUSSION AND
  ANALYSIS OF FINANCIAL CONDITION AND
  RESULTS OF OPERATIONS..............    60
  Tax status.........................    60
  Components of revenues and
    expenses.........................    60
  Results of operations..............    62
  Liquidity and capital resources....    64
  Warrants...........................    65
  Market and business risk...........    65
  Matters related to Year 2000.......    66

                                       PAGE
                                       ----
OUR MANAGEMENT AFTER THE MERGER......    68
  Board of directors and executive
    officers.........................    68
  Key employees......................    71
  Board of director classes; director
    compensation.....................    73
  Incentive plan.....................    74

CERTAIN RELATIONSHIPS AND RELATED
  TRANSACTIONS.......................    76

PRINCIPAL SHAREHOLDERS OF SMM........    77

OUR PRINCIPAL SHAREHOLDERS AFTER
  MERGER.............................    78

DESCRIPTION OF OUR CAPITAL STOCK.....    80

                                       PAGE
                                       ----

  Common stock.......................    80
  Preferred stock....................    80
  Anti-takeover provisions...........    81
  Limitation on directors' liability
    and indemnification of directors
    and officers.....................    82
  Transfer agent and registrar.......    82

SUBMISSION OF FUTURE SHAREHOLDER
  PROPOSALS..........................    83

WHERE TO FIND MORE INFORMATION.......    83

INDEX TO FINANCIAL STATEMENTS........   F-1

Appendix A--Agreement and Plan of
  Reorganization.....................   A-1

Appendix B--Plan of Merger...........   B-1

Appendix C--Opinion of Howard Frazier
  Barker Elliott, Inc................   C-1

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

 Q:  AS A PINNACLE SHAREHOLDER, WHAT DO I NEED TO DO NOW?

 A: After carefully reading and considering the information contained in this document, please complete and sign your proxy card. Then mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting and voted as you wish.

 Q: IF MY PINNACLE SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES ON THE MERGER PROPOSAL FOR ME?

 A: Your broker will vote your Pinnacle shares on the merger proposal only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

 Q:  CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

 A: Yes. You can change your vote at any time before your proxy is voted at the Pinnacle special meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. If you choose either of these two methods, you must submit your notice of revocation or your new proxy card to Pinnacle at the address given below. Third, you can attend the Pinnacle special meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change your vote.

 Q:  IF I AM A SHAREHOLDER, SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

 A:  No. Pinnacle shareholders will keep their existing share certificates.

 Q:  WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

 A: We are working to complete the merger as quickly as possible. In addition to shareholder approvals, we must also satisfy all necessary regulatory clearances and approvals. We expect the merger to be completed by the end of December 1999.

 Q:  WHERE CAN I FIND MORE INFORMATION ABOUT PINNACLE?

 A: This document is accompanied by Pinnacle's latest annual report on Form 10-K and its latest quarterly report on Form 10-Q, as well as Pinnacle's 1999 definitive proxy statement on Schedule 14A relating to its 1999 annual meeting. You may obtain additional information about Pinnacle as described under "Where To Find More Information" on pages 83 to 84.

 Q:  WHO DO I CONTACT IF I HAVE QUESTIONS ABOUT THE MEETING OR THE MERGER?

        Pinnacle Global Group, Inc.
        5599 San Felipe, Suite 555
        Houston, Texas 77056
        (713) 993-4610
        Attention: Robert E. Garrison II

                                    SUMMARY

    THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO FULLY UNDERSTAND THE MERGER AND RELATED MATTERS, AND FOR A MORE COMPLETE DESCRIPTION OF THE MERGER'S LEGAL TERMS, YOU SHOULD CAREFULLY READ THIS ENTIRE DOCUMENT AND THE DOCUMENTS TO WHICH WE HAVE REFERRED YOU. SEE "WHERE TO FIND MORE INFORMATION" ON PAGES 83
TO 84. EACH ITEM IN THIS SUMMARY INCLUDES A PAGE REFERENCE OR DOCUMENT REFERENCE DIRECTING YOU TO A MORE COMPLETE DESCRIPTION OF THAT ITEM.

                                 THE COMPANIES

PINNACLE GLOBAL GROUP, INC.
5599 San Felipe, Suite 555
Houston, TX 77056
(713) 993-4610

    Pinnacle is a publicly owned holding company that provides a broad range of financial services through its wholly owned operating entities. Pinnacle's financial services include investment banking, merchant banking, institutional and retail brokerage, investment management, secondary market loan and loan servicing placement and trust related services. Pinnacle serves a diverse group of institutional, corporate and individual clients located mostly within the southwestern United States; however, its fixed-income securities business is conducted for clients throughout the United States, Europe and Japan, and its loan and servicing placement business is conducted on a national basis.

    Pinnacle is the successor issuer to TEI, Inc., which is now a wholly owned subsidiary of Pinnacle. During 1995, 1996 and 1997, TEI disposed of all of its operations other than its liquid waste business and related facility located in Charlotte, North Carolina. Pinnacle discontinued its liquid waste operations effective December 31, 1998.

    You should review Item 1--Business of our annual report on Form 10-K accompanying this document for a more complete description of our business.

SANDERS MORRIS MUNDY INC. (SEE PAGES 51 TO 58)
600 Travis, Suite 3100
Houston, TX 77002
(713) 224-3100

    Sanders Morris Mundy (which we will sometimes call "SMM" or the "Sanders firm") is a full-service investment banking, brokerage and financial services firm. Its other significant activities include co-managing and underwriting offerings of corporate securities, private placement of corporate securities, trading of equity securities and equity research. Sanders Morris Mundy has also raised over $160 million through three limited partnership funds for investments in private and public companies. Through its staff of more than 100 employees, Sanders Morris Mundy serves a broad array of institutional, corporate and individual clients located throughout the United States and abroad. It has branch offices in New York, Chicago and Denver.

                  REASONS FOR THE MERGER (SEE PAGES 28 TO 30)

    The boards of directors of both companies have identified benefits likely to result from the merger. The boards of directors believe the merger will:

    - create the largest Texas-based investment banking firm, thus providing added scale and greater resources to compete more effectively against other firms in our markets;

    - give us proven institutional research and sales capabilities;

    - create greater revenue and operating income diversification among Pinnacle's operating subsidiaries;

    - enhance Pinnacle's management team and investment banking expertise through the addition of Sanders Morris Mundy's executives and key employees; and

    - provide unquantified cross-selling opportunities and operating efficiencies through expanding the firm's client base and consolidating the infrastructure of the investment banking activities of the two firms.

    These and other reasons for the merger are explained in greater detail on pages 28 to 30 of this document.

          MERGER RECOMMENDATION TO PINNACLE SHAREHOLDERS (SEE PAGE 39)

    Your board of directors believes the merger is fair to you and in your best interest and unanimously recommends that you vote FOR the issuance of the Pinnacle common shares in the merger.

                                   THE MERGER

    THE MERGER AGREEMENT IS ATTACHED AS APPENDIX A, AND THE RELATED PLAN OF MERGER IS ATTACHED AS APPENDIX B, TO THIS DOCUMENT. WE ENCOURAGE YOU TO READ THE MERGER AGREEMENT AND RELATED PLAN BECAUSE THEY ARE THE LEGAL DOCUMENTS THAT GOVERN THE MERGER.

ABOUT THE MERGER GENERALLY (SEE PAGE 25)

    The merger agreement calls for the merger of our investment banking subsidiary, Harris Webb & Garrison, Inc., with the now independently owned investment banking firm of Sanders Morris Mundy Inc. As part of the merger, and subject to the approval of our shareholders, we propose to issue 7,125,233 of our common shares to the current SMM shareholders. As a result of the merger:

    - We will acquire 100% ownership of the Sanders firm, which will survive the merger under the new name "Sanders Morris Harris Inc.";

    - Our Harris Webb & Garrison subsidiary will cease its independent existence and become part of the new Sanders Morris Harris Inc. subsidiary; and

    - The SMM shareholders will own approximately 50.0% of Pinnacle's outstanding common shares.

    We will account for the merger as a purchase of SMM, as described under "The Merger--Accounting treatment" (page 36).

    You should review "The Merger--General" (page 25) for a more complete description of the merger.

WHAT WILL HAPPEN TO THE OUTSTANDING SECURITIES OF PINNACLE AND SMM
  (SEE PAGES 40 TO 41)

    NO CONVERSION OF PINNACLE STOCK. Nothing will happen to your Pinnacle shares as a result of the merger. They will not be converted, and you will not need to surrender them for any exchange. After the merger, your certificates will represent the same number of our common shares as they represented before the merger. However, because the number of our outstanding common shares will double if the merger is completed, the percentage ownership of Pinnacle now represented by your Pinnacle shares will be reduced by one-half.

    CONVERSION OF SMM STOCK. As a result of the merger, SMM shareholders will receive, for each SMM common share, 117.33 Pinnacle common shares. We will not issue any fractional shares. Instead, a SMM shareholder will receive one additional Pinnacle common share for any fractional share the shareholder would have otherwise received in the merger.

EXAMPLE:

    - If an SMM shareholder owns 50 SMM common shares, then after the merger he will receive 5,867 Pinnacle common shares as a result of rounding his Pinnacle fractional share up to the next whole share.

    After the merger is completed, SMM shareholders will no longer have any rights as SMM shareholders. SMM shareholders will turn in their SMM stock certificates before completion of the merger and will receive their Pinnacle shares from our transfer agent promptly after the merger.

COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION FOR PINNACLE AND SMM
  COMMON STOCK (SEE PAGES 38 TO 39)

    PINNACLE. Shares of our common stock are listed for quotation on the Nasdaq National Market. On October 12, 1999, the last full trading day before the public announcement of the proposed merger, our common stock closed at $4 5/8 per share. On December 3, 1999, Pinnacle common stock closed at $5 per share. We urge you to obtain current market quotations. We have never paid cash dividends.

    SMM. No market value information is available for the SMM common shares since there is no established trading market for them. Since inception, SMM has made periodic cash distributions to its shareholders. SMM made cash distributions of approximately: $644,000 in 1996, $1.8 million in 1997 and $2.3 million in 1998.

    After the merger, we do not expect to pay dividends in the foreseeable future.

THE PINNACLE SHARES ISSUED IN THE MERGER WILL BE LISTED (SEE PAGE 36)

    We will list the shares of our common stock to be issued in the merger for quotation on the Nasdaq National Market.

WE HAVE GRANTED REGISTRATION RIGHTS TO THE SMM SHAREHOLDERS (SEE PAGES 36 TO 37
  AND 43)

    We have agreed to file a shelf registration statement with the SEC within 90 days after the merger closes to register for public resale the shares of our common stock to be issued in the merger to the SMM shareholders. However, certain SMM affiliates will be subject to contractual restrictions relating to the resale of their merger shares. The shelf registration statement is to remain effective generally for a period of two years after it is declared effective by the SEC. We are responsible for all costs and expenses related to the shelf registration statement other than expenses of the former SMM shareholders for underwriters' commissions and discounts or legal fees. These registration rights are not transferable, except in limited circumstances.

WHAT OUR OWNERSHIP WILL LOOK LIKE AFTER THE MERGER

    We will issue 7,125,233 of our common shares to the SMM shareholders in the merger, representing about 50% of our outstanding common shares after the merger. Our existing shareholders will own the remaining 50% of the outstanding common shares after the merger.

DISSENTERS' AND APPRAISAL RIGHTS ARE NOT AVAILABLE (SEE PAGE 37)

    Neither the Pinnacle nor SMM shareholders will have any dissenters or appraisal rights as a result of the merger.

THE COMPOSITION OF OUR BOARD OF DIRECTORS AND RELATED MATTERS AFTER THE MERGER
  (SEE PAGE 68)

    After the merger, our board of directors will have 15 members, including our 12 current directors plus three directors designated by the Sanders firm. Don A. Sanders, Chairman of the Executive Committee and a director of the Sanders firm, will become our Vice-Chairman and a director. Ben T. Morris, President, Chief Executive Officer and a director of the Sanders firm, will be appointed a director and a member of the Executive Committee of our board of directors. George L. Ball, Chairman and a director of the Sanders firm, will become a director of our company, as well as Chairman of Sanders Morris Harris. The board of the resulting Sanders Morris Harris subsidiary will consist of 11 members, seven designated by us and four designated by the Sanders firm. Ben T. Morris will be appointed President and Chief Executive Officer of Sanders Morris Harris. In addition, Ben T. Morris and George L. Ball will be appointed to the boards of each of our other financial services subsidiaries.

THE DIRECTORS AND MANAGEMENT OF SMM HAVE ADDITIONAL INTERESTS IN THE MERGER
  (SEE PAGE 37)

    When you consider the SMM board's reasons for the merger, you should be aware that some SMM officers and directors may have interests in the merger that may be different from, or in addition to, yours. For example, we have agreed to provide the three SMM designees who will become Pinnacle directors when the merger closes:

    - indemnification agreements substantially similar to those given to our existing directors and

    - directors' and officers' liability insurance coverage comparable to policies provided to our existing directors.

THE MERGER PARTIES INTEND THE MERGER TO BE TAX-FREE UNDER FEDERAL INCOME TAX
  LAWS (SEE PAGES 34 TO 35)

    The merger has been structured as a reorganization for federal income tax purposes. Accordingly, SMM shareholders generally will not recognize any gain or loss for federal income tax purposes on the exchange of their SMM common stock for Pinnacle common stock in the merger. The companies themselves, as well as our shareholders, will not recognize gain or loss as a result of the merger. It is a condition of the obligations of SMM to complete the merger that SMM receive a legal opinion that the merger will be a reorganization for federal income tax purposes.

    This summary addresses only U.S. federal income taxes. It does not address other taxes that may be relevant to you, such as state, local or foreign taxes. In addition, the tax consequences described above and elsewhere in this document may not apply to all SMM shareholders, including those specifically referred to on pages 34 and 35.

    Your tax consequences from the merger will depend on the facts of your own situation. You should consult your tax advisor for a full understanding of your tax consequences from the merger.

OUR FINANCIAL ADVISOR SAYS THE TRANSACTION IS FINANCIALLY FAIR TO OUR
  SHAREHOLDERS (SEE PAGES 30 TO 34)

    In deciding to approve the merger, our board of directors considered the opinion of Howard Frazier Barker Elliott, Inc., our financial advisor. Howard Frazier Barker Elliott rendered an opinion to our board that, based on and subject to the limitations contained in the opinion, the consideration to be paid by us in the merger is fair, from a financial point of view, to our shareholders. This opinion is dated the same date as this Proxy Statement and is attached as Appendix C. We encourage you to read this opinion.

THERE ARE CONDITIONS TO THE MERGER (SEE PAGE 41)

    The completion of the merger depends upon meeting a number of conditions, including

    - obtaining Pinnacle and SMM shareholder approval;

    - approval of the listing on the Nasdaq National Market of Pinnacle common shares to be issued to SMM shareholders in the merger; and

    - satisfying other conditions customary in similar transactions.

    None of the merger parties will waive any condition to closing requiring Pinnacle shareholder approval under Texas law or rules of the Nasdaq National Market, or involving compliance with other applicable laws.

REGULATORY APPROVALS ARE REQUIRED (SEE PAGE 36)

    Under the Hart-Scott-Rodino Antitrust Improvements Act, the merger can not be completed until both companies have given certain information and materials to the Federal Trade Commission and Department of Justice and a required waiting period has expired or been terminated. The companies submitted pre-merger notification and report forms during the week of October 31, 1999 and received notification of early termination of the waiting period on November 16, 1999.

    Both Harris Webb & Garrison and SMM must file a notice and application for approval of the merger with the NASD. The companies submitted the required notices and applications during the week of October 31, 1999.

    The merger requires the approval of the Texas Banking Commissioner because under Texas law it will result in a change of control of Pinnacle Management & Trust Company, our wholly owned state-chartered trust company. An application was filed with the Texas Banking Commissioner on November 17, 1999.

    No other unsatisfied federal or state regulatory requirements must be met to complete the merger.

HOW THE MERGER AGREEMENT CAN BE TERMINATED (SEE PAGES 43 TO 44)

    Pinnacle and SMM can terminate the merger agreement without completing the merger, and either party may terminate the merger agreement if the merger is not completed by March 15, 2000, or if our shareholders fail to approve the issuance of our shares in the merger. We can also terminate the merger agreement if the SMM shareholders fail to approve the merger.

    SMM may terminate the merger agreement if the Pinnacle board of directors withdraws, modifies or amends its approval of the issuance of the Pinnacle common shares under the merger agreement in any way adverse to SMM, or approves or recommends an alternative transaction.

THE COMPANIES MUST PAY TERMINATION FEES IN SPECIFIED CIRCUMSTANCES (SEE
  PAGE 44)

    The merger agreement requires Pinnacle or SMM to pay a termination fee of $1.5 million to the other party if the merger agreement is terminated in specified circumstances.

  THE SPECIAL MEETING AND THE APPROVAL PROCESS GENERALLY (SEE PAGES 39 TO 40)

DATE, TIME AND PLACE OF OUR SPECIAL MEETING

    We will hold our special meeting of shareholders on December 29, 1999, at the Omni Houston Hotel, Four Riverway, Houston, Texas 77056, at 10:00 a.m. (Houston, Texas time).

PURPOSES OF THE SPECIAL MEETING

    The purpose of our special meeting is to consider and vote on: (1) the issuance of our common shares in the merger and (2) such other business as may be properly presented to the meeting.

WHO MUST APPROVE THE MERGER

    PINNACLE. The presence, in person or by proxy, at the special meeting of the holders of a majority of our outstanding common shares on the record date is necessary for a quorum. The holders of at least a majority of the shares present at the meeting must approve the issuance of our common shares in the merger. Shareholders holding 1,392,011 shares, or 19.5% of our outstanding shares, have committed to vote for the share issuance. As of the record date, our directors and executive officers and their affiliates beneficially owned
1,856,859 shares, or 26.1% of our outstanding common shares.

    SMM. The holders of at least two-thirds of the outstanding SMM common shares must approve the merger agreement. All SMM shareholders have agreed to vote for the merger, thus insuring its approval. As of the date of this Proxy Statement, the directors and executive officers of SMM and their affiliates beneficially owned 49,850 SMM common shares.

                       RISK FACTORS (SEE PAGES 13 TO 24)

    Before deciding how to vote at the Pinnacle special meeting, you should review "Risk Factors".

         SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

    This summary unaudited pro forma financial data shows financial results as if our company and the Sanders firm had been combined for the periods shown. Pro forma combined figures are simply an arithmetical combination of our company's and SMM's separate historical financial results, with certain adjustments, including giving effect to the January 1999 combination with Harris Webb & Garrison, Inc., Pinnacle Management & Trust Company and Spires Financial, L.P. Transaction costs will be incurred to complete the merger. The costs include legal, financial advisor, accounting and consulting fees, and printing, mailing and proxy expenses. Under accounting rules, we are acquiring the Sanders firm. This will create goodwill (and related amortization charges) in the pro forma combined financial results. The amount of goodwill will be based on the difference between the fair value of our common shares transferred to the SMM shareholders in the merger and the fair value of SMM's identifiable net assets. You should not assume that the two companies would have achieved the depicted results if they actually had been combined at the dates and for the periods shown or that they will achieve these results in the future. This summary unaudited pro forma combined financial data should be read along with the unaudited pro forma combined financial statements included in this Proxy Statement.

                                                                YEAR ENDED       NINE MONTHS ENDED
                                                             DECEMBER 31, 1998   SEPTEMBER 30, 1999
                                                             -----------------   ------------------
                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
PRO FORMA STATEMENT OF INCOME DATA (UNAUDITED)(1)
Total revenues.............................................       $61,341             $44,101
Total expenses.............................................        50,345              37,943
                                                                  -------             -------
Income before income taxes and minority interests..........        10,996               6,158
Minority interests.........................................           714                (290)
Income tax provision.......................................         4,446               2,924
                                                                  -------             -------
Income from continuing operations..........................       $ 5,836             $ 3,524
                                                                  =======             =======
Basic and diluted earnings per share from continuing
  operations...............................................       $  0.41             $  0.24
                                                                  =======             =======
Weighted average shares--basic and diluted.................        14,250              14,447
                                                                  =======             =======

                                                              SEPTEMBER 30,
                                                                   1999
                                                              --------------
                                                              (IN THOUSANDS)
PRO FORMA BALANCE SHEET DATA (UNAUDITED)(1)
Cash, cash equivalents and securities available for sale....     $ 26,333
Total assets................................................      155,840
Total liabilities...........................................       56,448
Shareholders' equity........................................       98,717

------------------------

(1) The unaudited pro forma combined financial data presented (1) may not indicate the results that would have been obtained had the merger actually occurred on the dates assumed, (2) is based on preliminary estimates of the fair value of the net assets to be acquired and certain assumptions management deems appropriate and (3) should be read in conjunction with other historical and pro forma financial statements and the related notes included later in this document.

                   PINNACLE SUMMARY HISTORICAL FINANCIAL DATA

    This summary financial information for Pinnacle for the years 1994 to 1998 was taken from and should be read along with the audited financial statements contained in our most recent annual report on Form 10-K accompanying this Proxy Statement. Information for the nine months ended September 30, 1998 and 1999 was taken from financial statements that have not been audited but which we believe fairly present our financial position and results of operations for the periods and should be read along with our most recently filed quarterly report on Form 10-Q accompanying this Proxy Statement. See "Where To Find More Information" on pages 83 to 84.

                          PINNACLE GLOBAL GROUP, INC.
                       SELECTED HISTORICAL FINANCIAL DATA
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                                                  NINE MONTHS
                                                                                                                     ENDED
                                                                     YEAR ENDED DECEMBER 31,                     SEPTEMBER 30,
                                                       ----------------------------------------------------   -------------------
                                                         1994       1995       1996       1997       1998       1998       1999
                                                       --------   --------   --------   --------   --------   --------   --------
INCOME STATEMENT DATA
Total revenues.......................................  $   251    $   740    $   910    $ 1,530    $ 1,524    $ 1,172    $ 15,184
Total expenses.......................................    1,346      1,594      1,622      1,537      1,365      1,083      13,415
Income (loss) from continuing operations.............     (660)      (553)      (456)         4        106         59         887
Income (loss) from continuing operations per
  share--basic and diluted...........................  $ (0.18)   $ (0.16)   $ (0.13)   $ (0.00)   $  0.03    $  0.02    $   0.13
Weighted average common shares outstanding--basic and
  diluted............................................    3,605      3,558      3,559      3,561      3,563      3,563       6,729

                                                                           DECEMBER 31,                          SEPTEMBER 30,
                                                       ----------------------------------------------------   -------------------
                                                         1994       1995       1996       1997       1998       1998       1999
                                                       --------   --------   --------   --------   --------   --------   --------
BALANCE SHEET DATA (END OF PERIOD)
Cash and cash equivalents............................  $ 6,250    $14,967    $11,422    $12,810    $13,293    $15,173    $  9,377
Securities available for sale........................    7,483      3,695     18,426     15,336     14,638     13,617       7,972
Total assets.........................................   52,917     42,277     43,034     39,043     34,995     38,783     111,789
Shareholders' equity.................................   48,238     39,665     40,433     37,665     33,700     37,376      62,450

                     SMM SUMMARY HISTORICAL FINANCIAL DATA

    This summary of financial information for SMM for the fiscal years 1994 to 1998 has been derived from and should be read with the SMM audited consolidated financial statements and their notes. SMM audited consolidated financial statements as of December 31, 1997 and 1998 and for each of the three years in the period ended December 31, 1998 are included elsewhere in this document. Information at and for the nine months ended September 30, 1998 and 1999 is taken from financial statements that have not been audited but which SMM believes fairly present its financial position and results of operations for those periods. The information below should also be read in conjunction with "SMM's Management's Discussion and Analysis of Financial Condition and Results of Operations" and the separate SMM financial statements and related notes included elsewhere in this Proxy Statement.

                           SANDERS MORRIS MUNDY INC.
                       SELECTED HISTORICAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                                  NINE MONTHS
                                                                                                                     ENDED
                                                                     YEAR ENDED DECEMBER 31,                     SEPTEMBER 30,
                                                       ----------------------------------------------------   -------------------
                                                         1994       1995       1996       1997       1998       1998       1999
                                                       --------   --------   --------   --------   --------   --------   --------
CONSOLIDATED STATEMENT OF INCOME DATA
Total revenues.......................................  $10,638    $ 9,905    $16,683    $24,928    $41,749    $33,316    $27,390
Total expenses.......................................    9,129      9,021     12,936     18,427     31,014     24,825     22,426

Income before cumulative effect of a change in
  accounting principle and minority interests........    1,509        884      3,747      6,501     10,735      8,491      4,964
Net income...........................................    1,509        884      3,665      5,802     10,021      8,096      5,254
Earnings per share--basic and diluted................  $ 23.66    $ 15.12    $ 60.32    $ 95.36    $167.13    $135.02    $ 87.00
Weighted average shares outstanding--basic and
  diluted............................................       64         59         61         61         60         60         60

                                                                           DECEMBER 31,                          SEPTEMBER 30,
                                                       ----------------------------------------------------   -------------------
                                                         1994       1995       1996       1997       1998       1998       1999
                                                       --------   --------   --------   --------   --------   --------   --------
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION DATA
  (END OF PERIOD)
Securities owned.....................................  $ 1,879    $   857    $ 1,838    $ 5,049    $13,478    $15,394    $  9,239
Total assets.........................................    4,675      5,524      8,972     13,889     25,699     28,761      25,013
Stockholders' equity.................................    2,910      3,794      7,422     11,044     18,765     16,797      17,229

                      UNAUDITED COMPARATIVE PER SHARE DATA

    The following table presents comparative per share data for our company and SMM on a historical basis, for our company and SMM on a pro forma combined basis, and on a equivalent pro forma combined basis for SMM. The data gives effect to the merger as if it had occurred at the beginning of the periods presented for cash dividends and earnings per common share purposes and as of September 30, 1999 for book value per common share purposes. We paid no cash dividends during the periods presented. The unaudited pro forma combined and equivalent financial data do not reflect any cost savings or other synergies anticipated by our management as a result of the merger.

    This data should be read in conjunction with the unaudited pro forma condensed combined financial statements of Pinnacle and SMM on pages 45 to 50, the separate historical financial statements and related notes of Pinnacle contained in our reports filed with the SEC accompanying this document, and the separate historical financial statements and related notes of SMM, Harris
Webb & Garrison, Inc., Pinnacle Management & Trust Company and Spires Financial, L.P. included in this document. The unaudited pro forma combined financial data does not necessarily indicate the operating results or financial position that would have occurred had the merger been completed at the beginning of the earliest period presented and should not be construed as indicating future operations.

                                                                       AS OF AND FOR THE
                                                             --------------------------------------
                                                                YEAR ENDED       NINE MONTHS ENDED
                                                             DECEMBER 31, 1998   SEPTEMBER 30, 1999
                                                             -----------------   ------------------
PINNACLE
Earnings per share from continuing operations--basic and
  diluted:
  Historical(a)............................................       $  0.03             $  0.13
  Pro Forma Combined(c)....................................          0.41                0.24

Cash Dividends declared per common share:
  Historical...............................................       $    --             $    --
  Pro Forma Combined(d)....................................            --                  --

Book Value per common share:
  Historical(b)............................................       $  9.46             $  8.76
  Pro Forma Combined.......................................                              6.83

SMM
Earnings per share--basic and diluted:
  Historical(a)............................................       $167.13             $ 87.00
  Pro Forma Equivalent(e)..................................         48.05               28.62

Cash Dividends declared per common share:
  Historical...............................................       $    --             $    --
  Pro Forma Equivalent(e)..................................            --                  --

Book Value per common share:
  Historical(b)............................................       $312.96             $283.70
  Pro forma Equivalent(e)..................................                            801.71

------------------------

(a) The historical earnings (loss) per common share is based upon the weighted average number of common and common equivalent shares outstanding for each period.

(b) The historical book value per common share is computed by dividing stockholders' equity by the number of shares of common stock outstanding at the end of each period.

(c) The unaudited pro forma earnings per common share is based upon the weighted average number of common and common equivalent shares outstanding for each period plus shares issued in the acquisition of SMM.

(d) There are no pro forma cash dividends per share because Pinnacle has not paid cash dividends in the past. Pinnacle does not intend to pay cash dividends in the foreseeable future.

(e) The equivalent pro forma amounts are determined by multiplying the pro forma combined earnings per share from continuing operations, pro forma combined book value per share and pro forma combined dividends per share by the merger's 117.33-for-one exchange ratio.

                                  RISK FACTORS

    YOU SHOULD CAREFULLY CONSIDER THESE RISKS IN DECIDING HOW TO VOTE. SOME OF THEM, INCLUDING MARKET, REGULATORY, LIQUIDITY AND CREDIT RISKS, ARE INHERENT IN THE FINANCIAL SERVICES BUSINESS. OTHERS ARE SPECIFIC TO US OR THE PROPOSED MERGER. ALL OF THE IDENTIFIED RISKS CAN BE SUBSTANTIAL.

THE MERGER WILL DRAMATICALLY IMPACT VOTING AND MANAGEMENT CONTROL OF OUR
COMPANY.

    The 30 shareholders of the Sanders firm are all SMM executives or employees who will be joining the company in management and professional capacities. As a result of the proposed transaction, these SMM principals will own about 50% of Pinnacle's outstanding common shares. If they act in concert, they will, as a practical matter, be able to effectively exercise control over the company's affairs, including the election of the entire board of directors and, subject to Texas law applicable to related party transactions, any matter submitted to a vote of shareholders.

    You should also note that our current management (our officers and directors as a group) now beneficially own 26.1% of Pinnacle's outstanding common shares. Immediately after the SMM transaction:

    - current management's common ownership would be diluted to about 13.0%;

    - new management members from the Sanders firm (represented by those who will become company officers and directors as a result of the transaction) would beneficially own a combined 36.4% of our outstanding common shares; and

    - all post-closing management (including those from both the current management group and the Sanders group) would together beneficially own almost 50% of Pinnacle's outstanding common shares.

    Thus, from both the shareholder and management perspectives, the proposed transaction is going to significantly impact "control" of our company.

WE HAVE ONLY A LIMITED COMBINED OPERATING HISTORY OF OUR OWN, AND WE HAVE NO COMBINED OPERATING HISTORY WITH THE SANDERS FIRM.

    We became a financial services company just this past January. That was when our publicly-owned predecessor, TEI, Inc., which was then in the liquid waste business, combined with three previously independent and privately owned financial services firms to form Pinnacle as it exists today. Thus, as a financial services company, we have less than a full year's operating history behind us. At the same time, we have no combined operating history with the Sanders firm. Our short operating history as a financial services company, combined with our lack of experience with the Sanders firm, makes it difficult to evaluate both the results of the January transaction and the prospects for the proposed Sanders transaction.

WE HAVE ONLY RECENTLY BECOME PROFITABLE AND OUR PROFITS HAVE BEEN MODEST.

    We had net income of $584,000 for the nine months ended September 30, 1999, which includes the operations of Harris Webb & Garrison, Pinnacle Management & Trust and Spires Financial from January 29, 1999, the date we completed the transaction with those entities. Before the January transaction:

    - TEI, our predecessor, had incurred operating losses during each of the last three years;

    - Harris Webb & Garrison and Pinnacle Management & Trust Company each had profitable operations for the first time in 1997; and

    - for 1998, the pro forma combined operating income for all the companies participating in the January transaction was $496,000.

    Thus, we have not yet demonstrated that we can sustain meaningful profitability on a continuing basis, and we may not be able to do so in the future.

WE COULD EXPERIENCE INTEGRATION AND RELATED PROBLEMS FOLLOWING THE PROPOSED MERGER.

    Integration problems (people, systems, procedures, etc.) can follow any business combination, but they may be more likely to occur when the two combining entities consider themselves as approximate equals, as would be indicated by the number of Pinnacle shares to be issued in the proposed transaction. The Sanders firm has more revenues than we do, and it has a longer operating history than we have. The Sanders firm will be contributing new management at both the parent company and subsidiary levels. Under these circumstances:

    - cultures may not mesh and management and operating philosophies may diverge; and

    - we could experience difficulty in establishing a new and unified corporate identity.

    Factors like these might jeopardize what could have otherwise been a successful combination from a strictly financial point of view.

THE SECURITIES BUSINESS IS VOLATILE.

    In recent years, the stock market has experienced significant volatility, including some of the largest single-day point declines in history. After the stock market declines in October 1987, October 1989 and October 1997, many firms in the industry suffered financial losses. In some areas, the level of individual investor trading activity decreased. Reduced trading volume and lower prices usually mean reduced transaction revenues for financial services firms. A future severe market fluctuation could seriously impact our business, financial condition and operating results, since lower price levels of securities may result in:

    - reduced volumes of securities transactions resulting in lower commission revenues; and

    - reduced management fees calculated as a percentage of managed assets.

    Sudden sharp declines in market values of securities and the failure of issuers and counter parties to perform their obligations can result in illiquid securities which could make it difficult for us to sell securities, hedge securities positions, and invest funds under management.

    The securities business is also vulnerable to the following risks, particularly in volatile or illiquid trading markets:

    - trading losses

    - losses resulting from the ownership or underwriting of securities

    - risks associated with principal activities

    - the failure of counter parties to meet commitments

    - customer fraud

    - employee fraud

    - issuer fraud

    - litigation and errors

    - misconduct and failures in processing transactions

    Our retail broker-dealer operations, as well as our investment banking, institutional sales, proprietary trading, investment advisory and other services, will be even more susceptible to these risks during volatile trading markets and fluctuations in the volume of market activity.

    We are also subject to risks inherent in extending credit to the extent our clearing brokers permit our customers to purchase securities on margin. The margin risk increases during rapidly declining markets when collateral value may fall below the amount our customer owes us. Any resulting losses could adversely effect our business, financial condition and operating results.

OUR INDUSTRY IS PARTICULARLY SENSITIVE TO GENERAL ECONOMIC AND POLITICAL CONDITIONS.

    The securities business is directly affected by:

    - economic and political conditions

    - broad trends in business and finance

    - legislation and regulations affecting the national and international business and financial communities

    - currency values

    - inflation

    - market conditions

    - the availability and cost of short-term or long-term funding and capital

    - the credit capacity of the securities industry in the marketplace

    - the level and volatility of interest rates

    Any of these factors can contribute to reduced levels of trading activity, securities offerings and merger and acquisition activities, all of which can result in lower revenues from our brokerage, trading, institutional sales and investment banking activities. See "Business of the Company--Effects of Interest Rates" in our annual report on Form 10-K accompanying this Proxy Statement for a discussion of the effects of interest rates on our business and that of the Sanders firm.

WE ARE A RELATIVELY SMALL COMPANY IN AN INCREASINGLY COMPETITIVE INDUSTRY.

    FINANCIAL SERVICES. Our financial services business and the securities business in general are highly competitive. The principal competitive factors influencing our financial services business are:

    - professional staff

    - reputation in the marketplace

    - existing client relationships

    - ability to commit capital to client transactions

    - mix of market capabilities

    Our ability to compete effectively in our securities brokerage and investment banking activities will also be influenced by the adequacy of our capital levels and by our ability to raise additional capital.

    We compete directly with national and regional full service broker-dealers and, to a lesser extent, with discount brokers, dealers, investment banking firms, investment advisors and some commercial banks. We also compete for asset management and fiduciary services with commercial banks, private trust companies, insurance companies and others. Domestic commercial banks and large international banks have recently entered the securities business, including markets in which we compete. We expect competition from banks to increase as a result of recent and anticipated legislative and regulatory initiatives in the United States to remove or relieve restrictions on commercial banks relating to securities sales.

    The financial services industry has become considerably more concentrated as many securities firms have either ceased operations or been acquired by or merged into other firms. Many of these larger firms have significantly greater financial and other resources than we do, and can offer their customers more products and services, lower pricing, broader research capabilities, and access to international markets and other products, which we cannot provide.

    We also face competition from a rapidly developing discount or electronic brokerage services industry. These competitors may have lower costs and may offer their customers more attractive pricing or other terms. We also anticipate competition from underwriters who attempt to effect public offerings using non-traditional means of distribution, including through electronic media like the Internet. Issuers themselves may try to sell their securities directly to purchasers, including through electronic media. If issuers and purchasers of securities can transact business without financial intermediaries like us, then our business could suffer. See "Business of the Company--Competition" in our annual report on Form 10-K accompanying this Proxy Statement, and "Business of SMM--Competition" (pages 54 to 55) for a more detailed discussion of the competitive environment surrounding us.

    LIQUID WASTE. The liquid waste industry is fragmented and competitive. Our liquid waste subsidiary competes with other liquid waste processing facilities and alternative disposal methods, both legal and illegal. In addition, competitive products and services will continue to be successfully developed and marketed by others. The market for the various resellable by-products we recover is also competitive, and is served by several large companies and a number of smaller, owner-operated companies.

    We also face competition from customers who seek to enhance and develop their own methods of disposal instead of using the services of third parties like us. Increased use of internal processing and disposal methods could also hurt our business.

    Some competitors in our liquid waste business offer a broader range of services, have greater name recognition, offer services or products at a lower cost and have greater financial and other resources than we do. Also, as the liquid waste market matures, competition will likely increase. See "Business of the Company--Competition" in our annual report on Form 10-K accompanying this Proxy Statement for a further discussion of competitive factors involving our liquid waste business.

WE MUST RETAIN AND RECRUIT KEY PERSONNEL.

    GENERAL. We depend on the continuing efforts of our executive officers and senior management. That dependence may be intensified by our decentralized operating strategy. If executive officers or members of senior management leave us, until we attract and retain qualified replacements, our business or prospects could be adversely affected. Further, the recent success of the companies we acquired earlier this year can in some measure be attributed to the entrepreneurial spirit of their senior management. To the extent that we, as a larger, more structured organization than any of the companies we acquired, fail to sustain this entrepreneurial attitude, the impetus for our continued success could be reduced.

    FINANCIAL SERVICES PERSONNEL. We derive our financial services revenues from the efforts of senior management and retail investment executives, and research, investment banking, retail and institutional sales, trading, asset management and administrative professionals. Our future success depends, in a large part, on our ability to attract, recruit and retain qualified financial services professionals. Demand for these professionals is high and their qualifications make them particularly mobile. Those circumstances have led to escalating compensation packages in the industry. Up front payments, increased payouts and guaranteed contracts have made recruiting these professionals more difficult and can lead to departures from current employers. Departures can also cause client defections due to close relationships between clients and the professionals. If our attempts to attract, recruit and retain skilled professionals are impaired for any reason, our business could suffer.

THE FULL AND IMMEDIATE EXPECTED BENEFITS FROM THE PROPOSED MERGER MAY DEPEND ON A SINGLE INDIVIDUAL.

    Don A. Sanders co-founded the Sanders firm and now serves as chairman of its executive committee. The Sanders firm believes, as do we, that the prior growth and success of the Sanders firm is in large part attributable to Mr. Sanders' efforts and his personal and business relationships. Notwithstanding that Mr. Sanders is enthusiastic about the proposed transaction, has agreed to assume a full time management position with us, will be our largest single shareholder if the proposed transaction is concluded, and is in reported good health, it remains that (a) Mr. Sanders is 63 years old and (b) he will have no contractual commitment to continue with us as an executive, or in any other management capacity, once the transaction is completed.

    If Mr. Sanders should become incapacitated, or he for any reason decides soon after the transaction not to remain active with the company, we might not realize, at least on a short-term basis, the full expected benefits of the proposed transaction.

SOME OF OUR BUSINESS IS GEOGRAPHICALLY CONCENTRATED.

    Because our investment banking and trust management businesses focus on investors and capital market clients based in the southwestern United States, a significant economic downturn in that region could adversely affect our revenues. Investment banking and trust management accounted for approximately 83% of our pro forma combined revenues for 1998, and 75% of our revenues for the nine months ended September 30, 1999. So, an economic downturn in the Southwest could adversely affect all companies in the region and reduce our underwriting and brokerage business from those companies. In addition, a regional economic downturn could adversely affect our retail clients or emerging and middle-market companies or growth industries within the region we predominantly serve, which could in turn adversely affect us.

    Our liquid waste business is concentrated within a 150-mile radius of Charlotte, North Carolina. A significant economic downturn in that area could adversely affect our liquid waste revenues.

OUR BUSINESS ATTRACTS LITIGATION AND SECURITIES LAW LIABILITY.

    Our financial services business involves substantial risks of liability. From time to time we may be named as defendants in civil litigation and arbitration proceedings arising from our business activities as broker-dealers. The plaintiffs in litigation or arbitration may allege misconduct by our investment executives, claiming, for example, that investments sold by them were unsuitable for the plaintiffs' portfolios, or that they engaged in excessive trading in the plaintiffs' accounts. Though we have not historically incurred material liability for these problems, we are not immune to them and substantial liabilities from these matters could occur.

    In recent years, there has been a substantial amount of litigation involving the securities brokerage industry, including class action lawsuits seeking substantial damages and other suits seeking punitive damages. Companies engaged in the underwriting of securities, as we are, are subject to substantial potential liability, including for material misstatements or omissions in prospectuses and other communications in underwritten offerings of securities or statements made by securities analysts. These liabilities can arise under federal securities laws, similar state statutes and common law doctrines. The risk of liability may be higher for an underwriter that, like us, is active in the underwriting of securities offerings for emerging and middle-market companies, because of the higher degree of risk and volatility associated with the securities of these companies. The defense of these or any other lawsuits or arbitration proceeding may divert the efforts and attention of our management and staff, and we may incur significant legal expense in defending litigation or arbitration proceedings. See also "--Our business is highly regulated" for a discussion of regulatory matters affecting the financial services industry.

THERE IS POTENTIAL ENVIRONMENTAL LIABILITY ASSOCIATED WITH OUR LIQUID WASTE BUSINESS.

    Through our Energy Recovery Resources subsidiary, we process and dispose of various types of non-hazardous wastes at a North Carolina processing facility. Though ERR is for sale, we have not sold it yet, and we will be subject to environmentally related risks as long as we own it and possibly thereafter, depending on the terms of sale. Acts or omissions that could give rise to environmental liabilities attributable to our liquid waste business and the nature of the liabilities include:

                ACT/OMISSION                                NATURE OF LIABILITY
                ------------                                -------------------
- one of our owned or operated facility        - substantial monetary penalties
  causes environmental damage

- waste transported by us causes               - an order reducing or terminating the
  environmental damage at another site           responsible operations

- we fail to comply with environmental and     - the revocation or denial of permits or
  land use laws and regulations or a permit    other approvals necessary for continued
  or consent order                               operation or expansion of a facility

- a facility owned or operated by us or the    - liability for environmental damage at our
  soil or groundwater at the facility is or      facility or on adjacent property or
  becomes contaminated                           environmental damage at another site
                                                 associated with waste we transport

                                               - liability under CERCLA or comparable state
                                                 laws

                                               - criminal liability for us or our officers

    Also, citizens' groups, adjacent landowners or governmental entities could oppose the issuance of one of our permits or approvals or allege violations of our operating permits or laws or regulations to which we are subject. Any of these liabilities could have a material adverse effect on ERR's, and thus our, business, results of operations and financial condition. The Comprehensive Environmental Response Compensation and Liability Act (or CERCLA) and comparable state laws impose retroactive strict joint and several liability on various parties associated with a site at which there has occurred or been threatened a release of any hazardous substance. Liability under the Resource Conservation and Recovery Act (or RCRA), CERCLA and comparable state laws may include responsibility for costs of site investigations, site clean up, site monitoring, natural resources damages and property damages. Liabilities under RCRA, CERCLA and comparable state laws can be substantial. If imposed on us, they could materially and adversely affect our whole company. See "Business of the Company--Government Regulation" in our annual report on Form 10-K accompanying this Proxy Statement.

    During the ordinary course of our operations, we may receive citations or notices from governmental authorities claiming noncompliance with our permits or environmental or land use laws and regulations. We would work with the authorities to resolve issues raised by these citations or notices, but we may not always be successful, and our failure to resolve a significant issue could adversely affect our ability to sell our liquid waste operations, or the proceeds we would receive from such a sale, or our continuing liquid waste operations if we cannot sell ERR.

WE DEPEND ON SYSTEMS AND SOFTWARE.

    Our financial services business depends on communications and information systems. Any failure or interruption of these systems, or of the systems of our clearing brokers, could cause delays in securities trading activities. The delays could hurt our operations. Systems failure or interruptions can be caused by a natural disaster, power or telecommunications failure, act of God, act of war or other events. If there is a failure or interruption, back-up procedures and capabilities may be inadequate.

    Through our Spires subsidiary, we use integrated, proprietary software to solicit and develop client relationships over the Internet. Because this software is Internet-based and dependent, any failure of the Internet could adversely effect Spires' ability to solicit and execute orders. Spires' proprietary software is also dependent on the efforts of in-house systems and development personnel for maintenance and system upgrades, as well as source data and programs supplied by third parties under existing agreements. If we cannot either retain or attract qualified systems and development personnel or access third-party source data and programs, Spires' business and operating results, and thus those of the whole company, could decline. See "Business--Services" and "Business--Intellectual Property" in our annual report on Form 10-K accompanying this Proxy Statement for a discussion of the services we provide through Spires and its proprietary software.

OUR OPERATING RESULTS MAY FLUCTUATE.

    Our revenues and operating results may fluctuate from quarter to quarter and from year to year due to a combination of factors like:

    - the number of underwritten and merger and acquisition transactions completed by our clients;

    - the level of institutional and retail brokerage transactions;

    - levels of assets under our management;

    - the level of gains from our direct security investments;

    - variations in our personnel costs;

    - litigation expenses; and

    - the expenses of establishing any new business units.

    Our revenues from an underwriting transaction will be recorded only when the underwritten security begins trading. Revenues from a merger or acquisition transaction are recorded only when the retainer fees are received or the transaction closes. Accordingly, the timing of recognition of revenue from a significant transaction can materially affect our quarterly and annual operating results.

WE MAY BE CONSTRAINED BY NET CAPITAL REQUIREMENTS.

    The SEC, the NASD, and various other securities exchanges and other regulatory bodies in the United States have rules imposing net capital requirements which affect each of our broker-dealer subsidiaries. These rules are designed to ensure that broker-dealers maintain adequate net capital in relation to their liabilities and the size of their customers' business. These net capital rules have the effect of requiring that a substantial portion of a broker-dealer's assets be kept in cash or highly liquid investments. Failure to maintain the required net capital may subject a firm to suspension or revocation of its registration by the SEC and suspension or expulsion by the NASD and other regulatory bodies. Ultimately, it could require the firm's liquidation. Also, under Texas law, our Texas trust subsidiary, Pinnacle Management & Trust Company, is required to maintain a minimum net capital of $1.5 million.

    Compliance with these net capital rules could limit operations that require intensive capital, such as underwriting or trading activities. Our trust management subsidiary could also be limited operationally by the net capital requirements. These net capital rules could also restrict our ability to withdraw capital in situations where our broker-dealer and trust company subsidiaries have more than the minimum required capital. We may be limited in our ability to pay dividends, implement our strategies, pay interest or repay principal on our debt and redeem or repurchase our outstanding shares. In addition, a change in these net capital rules or new rules affecting the scope, coverage, calculation or amount of the net capital requirements, or a significant operating loss or significant charge against net capital, could have similar effects.

OUR BUSINESS IS HIGHLY REGULATED.

    FINANCIAL SERVICES. Like the securities industry in general, our registered broker-dealer and investment advisor subsidiaries are subject to extensive regulation in the United States at both the federal and state levels. As broker-dealers, our Harris Webb & Garrison and Spires subsidiaries, as well as the Sanders firm, are subject to the regulations covering all aspects of the securities business. Regulated activities include:

    - sales methods

    - trade practices among broker-dealers

    - use and safekeeping of customers' funds and securities

    - capital structure

    - record keeping

    - limitations on business activities

    - conduct of directors, officers and employees

    As a matter of public policy, regulatory bodies are charged with safeguarding the integrity of the securities and other financial markets and with protecting the interests of customers participating in those markets. In addition, self-regulatory organizations, called "SROs," and other regulatory bodies in the United States, such as the SEC, the New York Stock Exchange, the NASD, and the Municipal Securities Rulemaking Board, require strict compliance with their rules and regulations. Failure to comply could result in adverse consequences, including (1) censure, (2) civil penalties, (3) fines,
(4) cease-and-desist orders, (5) the suspension of a broker-dealer, investment adviser or futures commission merchant, (6) the statutory disqualification of officers or employees or (7) other consequences which could adversely effect us. Even if none of these actions are taken, the administrative or judicial proceedings or arbitrations could have a material adverse effect on our perceived creditworthiness, reputation and competitiveness. Financial services clients or others who allege that they have been damaged by a violation of applicable regulations also may seek to obtain compensation from us, including the unwinding of their transactions with us. Additional legislation or regulations, or changes in the methods or enforcement of existing regulations by governmental entities or SROs may materially and adversely affect us.

    Our financial services businesses may be materially affected not only by regulations applicable to our subsidiaries as financial market intermediaries, but also by regulations of general application. For example, the volume of our underwriting, merger and acquisition and principal investment business in a given period could be affected by (1) existing and proposed tax legislation,
(2) antitrust policy and other governmental regulations and policies (including the interest rate policies of the Federal Reserve Board), and (3) changes in interpretation or enforcement of existing laws and rules that affect the business and financial communities. From time to time, various antitakeover legislation and legislation that could affect the benefits from financing leveraged transactions with high-yield securities have been proposed. If enacted, they could adversely affect the volume of merger and acquisition business. This could in turn adversely affect our underwriting, advisory and trading revenues related to that business.

    Our trust subsidiary, Pinnacle Management & Trust, also operates in a highly regulated environment and is subject to extensive supervision and examination by Texas regulatory agencies. As a Texas chartered trust company, Pinnacle Management & Trust is subject to the Texas Trust Company Act, the rules and regulations under that act, and supervision by the Texas Banking Commissioner. These laws are intended primarily for the protection of Pinnacle Management & Trust's clients, not its investors. The Texas Trust Company Act requires or imposes:

    - periodic examinations by the office of the Texas Banking Commissioner;

    - furnishing periodic financial statements to the Banking Commissioner;

    - minimum net capital maintenance;

    - fiduciary record-keeping;

    - bonding for the protection of clients;

    - restrictions on investments of restricted capital;

    - lending and borrowing limitations;

    - prohibitions against certain activities;

    - prior approval from the Banking Commissioner for certain corporate events (E.G., mergers, sale/ purchase of all or substantially all of the assets and transactions transferring control of the trust company); and

    - broad regulatory powers if the trust company violates certain provisions of Trust Company Act or is determined to be in a "hazardous condition."

    While we believe Pinnacle Management & Trust is in material compliance with these laws and regulations, it may not be able to continue compliance, or these laws or regulations may change adversely. Either event could have a material adverse effect on Pinnacle Management & Trust, and thus our company as a whole.

    Our ability to comply with laws and rules relating to our financial services business will depend in large part upon maintaining a system to monitor compliance, and our ability to attract and retain qualified compliance personnel. Although we believe we are in material compliance with these laws and regulations, we may not be able to comply in the future. Any noncompliance could have a material adverse effect on our company.

    LIQUID WASTE. The operations of our liquid waste subsidiary, Energy Recovery Resources, are subject to numerous and continually evolving federal, state and local laws, regulations and policies that govern environmental protection, zoning and other matters, including the Clean Water Act, Resource Conservation and Recovery Act and the Clean Air Act. If existing regulatory requirements change, we may have to make significant unanticipated capital and operating expenditures. Although we believe ERR is in material compliance with applicable laws and regulations, it may not stay in compliance. Governmental authorities may seek to impose fines and penalties on ERR or to revoke or deny the issuance or renewal of operating permits for failure to comply with applicable laws and regulations. Under these circumstances, we might be required to reduce or cease ERR's operations or conduct site remediation until a problem is remedied. In addition, if our liquid waste operations result in the release of hazardous substances, we could incur liability under the Comprehensive Environmental Response Compensation and Liability Act.

    Our ERR facility also requires permits and approvals from federal, state and local governments. These permits, approvals or applications may be denied, revoked or modified under various circumstances. In addition, if new environmental legislation or regulations are enacted or existing legislation or regulations are amended or are enforced differently, ERR may have to obtain additional operating permits or approvals for its facility. The process of obtaining a required permit or approval may be lengthy and expensive. The issuance of the permits or the obtaining of the approval may be opposed by the public. If ERR cannot obtain or maintain all required permits and approvals for its liquid waste processing facility, its business, results of operations and financial condition could be adversely affected.

WE MAY HAVE PROBLEMS KEEPING SUFFICIENTLY INSURED.

    While we will maintain liability insurance, it will be subject to coverage limits. Some policies exclude coverage for certain securities laws violations and environmental contamination, risks to which we may be particularly susceptible. Liability insurance may not continue to be available to us on commercially reasonable terms. Potential liabilities we may incur may not be covered by our insurance. The dollar amount of potential liabilities may exceed our policy limits. The insurance carrier may not satisfy its obligations under the policy. See "--Our business attracts litigation and securities law liabilities" and "--There is potential environmental liability associated with our liquid waste business" for a discussion of potential liabilities associated with our businesses.

WE COULD SUFFER LOSSES DUE TO FRAUD OR MISTAKES OF CUSTOMERS OR EMPLOYEES.

    We will be exposed to the risk of significant losses from customer fraud, employee errors, misconduct and fraud (including unauthorized transactions by brokers and traders) and failures relating to processing of securities transactions. Our risk management procedures and internal controls may not prevent these losses or detect them before they become meaningful.

THERE ARE MARKET, CREDIT AND LIQUIDITY RISKS ASSOCIATED WITH OUR MARKET-MAKING, PRINCIPAL TRADING, ARBITRAGE AND UNDERWRITING ACTIVITIES.

    Our market making, principal trading and underwriting activities will involve the purchase, sale or short sale of securities as principal. These activities will subject our capital to significant risks from markets that may be illiquid or are susceptible to rapid fluctuations in liquidity. These market conditions could limit our resale of purchased securities or the repurchase of securities sold short. They could also subject our capital to significant risks, including market, credit, counter party and liquidity risks. Market risk relates to the risk of fluctuating values and the ability of third parties to whom we have extended credit to repay us. Counter party risk relates to whether a counter party on a transaction will fulfill its contractual obligations, which may include delivery of securities or payment of funds. Liquidity risk relates to our inability to liquidate assets or redirect illiquid investments.

    In our underwriting and merchant banking activities, we may have large position concentrations in securities of, or commitments to, a single issuer or issuers engaged in a specific industry. Also, the trend in all major capital markets toward larger commitments on the part of lead underwriters means that an underwriter (including a co-manager) may retain significant position concentrations in individual securities. These concentrations increase our exposure to specific credit and market risks.

WE MAY NOT BE ABLE TO SELL OUR DISCONTINUED LIQUID WASTE BUSINESS OR WE MAY ONLY BE ABLE TO SELL IT AT A LOSS.

    As a result of the January 1999 combination with Harris Webb & Garrison, Inc., Pinnacle Management & Trust Company and Spires Financial, L.P. and our change in focus to the financial services industry, we discontinued our liquid waste operations effective December 31, 1998. During the fourth quarter of 1998, we recorded an estimated loss on disposition of this business of about $2.2 million (net of tax). We recorded an additional loss of $230,000 (net of tax) during the third quarter of 1999 based on estimated operating losses from the liquid waste business through the anticipated sale date. However, we may not be able to sell our liquid waste business at a price we consider adequate, or if sold, recover our current investment. In addition, our liquid waste business may incur more operating losses in the future, and we may have to record additional losses in future periods based on the sales price for the discontinued business.

OUR PREVIOUSLY DISPOSED OF OPERATIONS COULD POSE SPECIAL RISKS.

    From 1995 through 1997, we disposed of all of our operating businesses other than our liquid waste business. In connection with our December 1997 sale of assets of one of our former subsidiaries, the purchaser agreed to complete customer contracts of the subsidiary in process at the time of sale. We remain primarily liable to complete the contracts, and have agreed to reimburse the purchaser if its aggregate completion costs exceed the aggregate contract price. During the fourth quarter of 1998, we recorded a loss of about $1.3 million (net of tax) for potential liability associated with these contracts principally from the cancellation of a major customer contract. During the third quarter of 1999, the purchaser informed us that additional costs would be incurred to complete the customer contracts. As a result, we recorded an additional loss of about $73,000 (net of tax) during the third quarter of 1999. Past estimates of completion costs have varied significantly, and it is possible that additional costs could be incurred by the purchaser to complete the contracts. If the purchaser does not complete the contracts, or if it incurs more excess costs in completing the contracts, we could incur more liability to either the former customers or the purchaser.

WE COULD EXPERIENCE Y2K PROBLEMS.

    The "Year 2000" problem refers to the inability of computer programs to correctly interpret the century from a date in which the year is represented by only two digits. A computer system that is not Year 2000 compliant will not be able to correctly process certain data, or in extreme situations, could disable an entire system.

    As registered broker-dealers, each of Harris Webb & Garrison, Spires Financial and SMM was required to conduct a complete review of the potential impact of Year 2000 issues and report its findings to the NASD and the SEC before August 31, 1998. An updated report was filed before April 30, 1999. An initial report was filed with the NASD and SEC by Harris Webb & Garrison on August 6, 1998, and by Spires and SMM on August 31, 1998, each without response from the NASD or the SEC. Pinnacle Management & Trust was required to file, and did file, a Year 2000 report with the Texas Banking Commissioner, who accepted the report without comment. We cannot guarantee that any Year 2000 problems in other companies' software, equipment or systems on which it relies will be timely resolved or that other companies' failure to resolve their problems, or resolutions incompatible with our systems, would not have material adverse effect on our company. For more detailed information relating to both companies' Year 2000 problems and state of readiness, see "Management's Discussion and Analysis of Financial Condition and Results of Operations--Year 2000" in our annual report on Form 10-K accompanying this document and, "SMM Management's Discussion and Analysis of Financial Condition and Results of Operations--Matters related to Year 2000" (pages 66 to 67) for a more complete discussion of our Year 2000 efforts.

OUR STOCK PRICE MAY BE VOLATILE DUE TO THIN TRADING AND OTHER FACTORS.

    The market price of our common stock may be subject to significant fluctuations in response to many factors, including variations in our reported financial results and changing conditions in the economy in general, in our businesses in particular, or in the industry of one of our major client groups. Also, the stock markets periodically experience significant price and volume volatility which may affect the market price of our common stock for reasons unrelated to us or our operating performance.

    These potential problems could be accentuated by a lack of public float in the market for our shares. If the merger is completed, about 77.8% of our outstanding shares will be in the hands of our officers, directors and employees, leaving about 22.2% in the hands of the general public. Resultant "thin trading" could depress our stock price and contribute to heightened price volatility.

LATER ISSUED PREFERRED STOCK COULD REDUCE THE VALUE OR VOTING POWER OF YOUR COMMON STOCK.

    Our charter allows our board to serially issue preferred stock and to determine its rights, powers and preferences. Future preferred stock issued under the board's authority could enjoy preferences over your common stock as to dividends, distributions and voting power. Holders of preferred stock could, for example, be given the right to separately elect some number of our directors in all or specified events, or an independent veto right over certain transactions, and redemption rights and liquidation preferences assigned to preferred stockholders could affect the residual value of your common stock.

THERE COULD BE IMPEDIMENTS TO A TAKEOVER OR CHANGE OF CONTROL OF OUR COMPANY, EVEN IF THE CHANGE COULD BENEFIT OUR STOCKHOLDERS.

    Provisions of our corporate documents and Texas law may delay or prevent an attempt to obtain control of our company, whether by means of a tender offer, business combination, proxy contest or otherwise. These provisions include:

    - the authorization of "blank check" preferred stock;

    - classification of the board of directors;

    - a limitation on the removal of directors only for cause, and then only on approval of the holders of two-thirds of the outstanding voting stock;

    - a restriction on the ability of shareholders to take actions by less than unanimous written consent; and

    - a restriction on business combinations with interested parties.

    See "Description of Our Capital Stock" (pages 80 to 82) for a discussion of the attributes associated with ownership of our capital stock.

YOU SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS.

    With the exception of historical information, the matters in this Proxy Statement and those matters incorporated into this document by reference to our SEC filings may include forward-looking statements that involve risks and uncertainties. Discussions containing forward-looking statements may be found throughout this document and specifically in the material under "Summary," "Risk Factors," "The Merger--Reasons for the merger" and "--Business combination costs--anticipated consolidation benefits," "Business" (of both our company and the Sanders firm), and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (of both our company and the Sanders firm). Forward-looking statements represent management's current expectations and are inherently uncertain. Our actual results may differ significantly from management's expectations, and thus from the results discussed in the forward looking statements. Factors that may cause such differences include those described in "Risk Factors," "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (of both us and SMM).

                                   THE MERGER

GENERAL

    We are furnishing this Proxy Statement to our shareholders to solicit proxies for use at the Pinnacle special meeting.

    At the Pinnacle special meeting, our shareholders will be asked to approve the issuance of 7,125,233 Pinnacle common shares to the SMM shareholders in the merger.

    The terms of the merger are set forth in the merger agreement. Under the merger agreement:

    - We will acquire 100% ownership of the Sanders firm, which will survive the merger under the new name "Sanders Morris Harris Inc.";

    - Our Harris Webb & Garrison subsidiary will cease its independent existence and become part of the new Sanders Morris Harris Inc. subsidiary; and

    - The SMM shareholders will own approximately 50% of Pinnacle's outstanding common shares.

BACKGROUND OF THE MERGER

    In early 1999, after our January 1999 acquisition of three financial firms, George L. Ball, Chairman of SMM, contacted Titus H. Harris, Jr., Chairman of our company, to suggest a meeting with our management about a potential combination with SMM. Mr. Ball, Mr. Harris and Don A. Sanders, co-founder and a director of SMM, worked together for many years for E.F. Hutton & Co. and have known each other personally and professionally in Houston from their affiliations with SMM and Harris Webb & Garrison, our wholly owned subsidiary. Mr. Harris then told other members of our management, including Robert E. Garrison II, our President and Chief Executive Officer, of his discussions with Messrs. Ball and Sanders.

    On April 8, 1999, Mr. Garrison, Mr. Harris, Mr. Ball and two other representatives of our company met to discuss publicly available information regarding our company, financial services provided by each of the companies, general industry trends and conditions and a potential combination of the two companies. Mr. Garrison agreed to prepare and submit to SMM, after internal review of the business and financial information concerning SMM, a suggestion as to the relative values of the two companies. Because this meeting was productive, on April 9, 1999, the parties entered into a nondisclosure agreement to facilitate an exchange of more information.

    During the week of April 12, 1999, representatives of both parties exchanged information relating to business, financial and accounting matters of the companies. Representatives of each company internally reviewed this information.

    In late April 1999, Mr. Garrison submitted his valuation analysis to Mr. Ball. On April 30, 1999, the same parties from the initial meeting met again at Mr. Ball's residence. The parties discussed the merits of the valuation analysis.

    From May 1 through May 17, the parties exchanged additional information and internally reviewed the potential benefits of a combination of the two companies and a possible structure for the transaction.

    On May 19, 1999, members of management of both companies met at SMM's offices to (1) discuss transaction structure and valuation and general corporate governance issues and (2) determine whether any issues had arisen which would prevent the companies from entering into a transaction. The parties discussed in detail the valuation analyses and methodologies, and after much discussion, agreed conceptually to a 50/50 ownership position in our company by the respective shareholder groups of SMM and Pinnacle. In late May 1999, Mr. Ball and Edward C. Hutcheson, Jr., then our consultant and now our Chief Operating Officer, had a follow-up telephone conversation relating to transaction structure and corporate governance issues.

    On June 3, 1999, our board met and discussed the potential combination with SMM and was updated on the status of the negotiations as well as other matters. Our board directed its Executive Committee to advise Pinnacle management on discussions involving the potential combination with SMM until the next board meeting or the preparation of a definitive agreement, whichever occurred first.

    On June 25, 1999, Mr. Sanders, Mr. Harris and Mr. Garrison met to discuss in detail corporate governance issues and the corporate name of the surviving investment banking subsidiary. On July 6, 1999, Ben T. Morris, President and Chief Executive Officer of SMM, and Mr. Garrison met at our offices to renew discussions on corporate governance matters.

    During June and July 1999, Pinnacle was also in discussions to acquire an east coast institutional brokerage firm. On or about July 22, 1999, Mr. Garrison met with SMM management at SMM's offices to inform them, after issuance of a press release, that Pinnacle had signed a letter of intent to acquire the east coast firm. Mr. Garrison indicated, assuming completion of satisfactory due diligence and resolution of potential cultural and operational matters, Pinnacle would like to complete the acquisition of the east coast firm before any combination with SMM since no shareholder approval or SEC registration would be required for that transaction.

    On August 18, 1999, Mr. Ball and Mr. Morris met with members of our management at our offices to discuss potential strategic advantages of combining the two companies including cross-selling opportunities and potential cost savings. Messrs. Ball and Morris said that the parties should either dedicate themselves to completing the transaction promptly or terminate discussions between them. All parties agreed to proceed with the transaction.

    By mutual agreement, Pinnacle and the east coast institutional brokerage firm terminated their letter of intent on August 23, 1999.

    The parties met again during the last week of August and the first week of September 1999, to reach a verbal agreement in principle as to the basic terms of the transaction. Specifically, they discussed:

    - Mr. Harris will remain Chairman, and Mr. Garrison will remain President and Chief Executive Officer of Pinnacle;

    - Mr. Sanders, Mr. Ball and Mr. Morris will be appointed directors of Pinnacle. Mr. Sanders will also be appointed vice-chairman of the parent company, and Mr. Morris will be elected as a member of Pinnacle's Executive Committee;

    - SMM's management would retain primary management control of the combined investment banking subsidiary and representatives of SMM would be appointed directors of our other financial services subsidiaries; and

    - The former SMM shareholders would own approximately 50% of our outstanding shares after the merger.

    On September 20, 1999, management of both companies met at our offices for a comprehensive discussion of all elements of the transaction and certain post-closing operational matters of the combined investment banking subsidiary. The parties provided written evidence of their prior agreement as to the basic terms of the transaction.

    As is typical in business transactions, the type and amount of consideration ultimately agreed to was not empirically determined. Instead, it resulted from intense arm's length negotiating among the senior executives of both companies, with due regard for the historical operating results and anticipated future prospects of each company. In the final analysis, the consideration resulted from the negotiators' perceptions of the relative values of the companies and the recognition by all parties that the indicated value of the proposed transaction would need to be accretive to the Company's pro forma combined operating results for the twelve months ended December 31, 1998 and would afford potential for earnings growth in future periods.

    We then engaged outside counsel to prepare a draft of a definitive merger agreement. Initial drafts of the merger agreement containing the proposed terms of the transaction were circulated on September 23, 1999. Many telephone discussions among the parties concerning various aspects of the proposed merger and the related documents continued through the first week of October 1999. During this time, extensive discussions and negotiations took place and revised drafts of the documents were circulated to the various parties on October 4th, 7th and 8th. The items raised and ultimately agreed to during this process included, among others:

    - the agreement by members of our board and management, and their affiliates to vote their shares in favor of the merger agreement;

    - our agreement to the level of permitted pre-closing distributions by SMM to its shareholders;

    - the parties' agreements as to SMM's existing employee benefit plans;

    - a prohibition on Pinnacle soliciting or discussing any alternative transaction, except (A) it may consider written offers upon a determination that our board's fiduciary duty requires it to do so, or
      (B) it may disclose to the our shareholders the board's position on certain tender offers; and

    - the obligation of both parties to pay a $1.5 million termination fee if the merger agreement is terminated under specified circumstances.

    During the negotiation process, Pinnacle and SMM met with their advisors to discuss the accounting for the merger. Based on the transaction as structured and the advice received, we decided that the merger should be accounted for as a purchase with Pinnacle as the accounting acquiror. We explored the changes that would need to be made to the transaction for SMM to be deemed the accounting acquiror. However, we decided that the changes to the economics and corporate governance matters of the merger necessary for SMM to be treated as the accounting acquiror were not viable.

    At a special board meeting held on October 12, 1999, our board considered the proposed merger agreement. Our management presented a comprehensive analysis of the proposed merger, including an overview of SMM, and a description of its operations, financial conditions and competitive positions. The SMM board also discussed the potential for expansion and improvement of the combined enterprise's business as a result of cross-selling opportunities and cost savings, which our management believed could be achieved.

    During our board meeting, Howard Frazier Barker Elliott verbally described the valuation methods used in connection with its financial analysis of the merger (see "--Opinion of financial advisor" on pages 30 to 32). The board reviewed with our counsel the principal features of the proposed merger agreement and the merger. The board also received formal due diligence reports, and then unanimously approved the merger agreement in its final form.

    The merger agreement, in its original form, was then executed by the appropriate officers of the signing companies on October 12, 1999.

    In November 1999, at our request, the merger agreement was amended and restated to, among other things:

    - convert the issuance of the merger shares from a registered transaction to a private placement exempt from registration under the Securities Act of 1933, and

    - obligate the Company to file a shelf registration statement within 90 days after the merger closes to register with the SEC the merger shares for public resale, and to keep the registration effective for two years.

The amended and restated merger agreement was finalized by the parties and executed on November 12, 1999.

REASONS FOR THE MERGER

    Our management believes combining Pinnacle and SMM has the potential to realize improved operating and financial performance as compared to the two entities operating independently. The combined entity will create one of the largest investment banking firms based in the Southwest, with pro forma combined revenue of approximately $61.3 million for the year ended December 31, 1998. Specifically, our management believes the addition of the Sanders firm will:

    - create the largest Texas-based investment bank, thus providing us with added scale and greater resources to compete more effectively against other firms in our markets;

    - expand the geographic scope of our retail brokerage and investment banking activities;

    - provide us with proven institutional research and sale capabilities;

    - diversify and significantly increase revenue and operating income attributable to our existing brokerage and investment banking subsidiary;

    - enhance our management team and investment banking expertise through the addition of SMM's management and key employees; and

    - provide unquantified cross selling opportunities among our other financial services subsidiaries and unquantified cost savings through consolidating the infrastructure of the two companies' investment banking activities.

    For these reasons, our board believes that the merger and the related share issuances are in the best interest of our company and our shareholders. In reaching its conclusions, our board considered:

    - the judgment, advice and analyses of our management with respect to the strategic, financial and potential operational benefits of the merger, based in part on the business, financial and legal due diligence investigations performed on SMM;

    - management's belief that the long-term trend in the financial services industry remains positive, despite the recent volatility in the industry, especially in light of an increase in investment funds as a result of several industry conditions;

    - the accretive effect of the merger on Pinnacle's pro forma combined earnings per share;

    - the reputation of the Sanders firm and the reputation and experience of its management team;

    - unquantified cross-selling opportunities and operating efficiencies that may result from the merger;

    - the advice of, and financial analyses prepared by, Howard Frazier Barker Elliott, see "--Opinion of financial advisor" on pages 30 to 34;

    - the advice of counsel that the merger should be tax-free to the corporation for federal income tax purposes;

    - the corporate governance aspects of the merger, including that Pinnacle directors would initially constitute all but three of our board members and a clear majority of the board and that our existing management would initially maintain primary management responsibility of our company after the merger; and

    - the number of our common shares to be issued to the SMM shareholders in the merger, and our shareholder's resulting percentage ownership of the combined enterprise.

    DISADVANTAGES.  In addition to anticipated advantages, our board considered:

    - the recent volatility of the equity markets and the related impact on the financial services industry:

    - the challenges inherent in combining our operating management with the management of SMM and establishing a single unified corporate culture, which is not assured; and

    - the ability of the combined enterprise to achieve the benefits sought by the merger will significantly depend on success in leveraging existing client relationships among our company and the Sanders firm, which also cannot be assured.

    This discussion of the information and factors considered by our board is not exhaustive. Because it considered so many factors in evaluating the merger, our board did not find it practicable to, and did not quantify or otherwise assign relative weights to, specific factors it considered. In addition, individual members of our board may have given different weight to different factors.

THE SANDERS FIRM

    The SMM board has determined that the terms and conditions of the merger are in the best interests of SMM and its shareholders. In making its determination, the SMM board considered:

    - the merger would combine the complementary businesses of Pinnacle and SMM and create the potential for cross-selling opportunities;

    - the merger would effectively diversify the Sanders firm into a broader array of financial services including, Pinnacle's trust services and fixed-income securities business, and enhance their competitive position in the consolidating financial services industry;

    - SMM would possess greater financial resources as a publicly held company with access to Pinnacle's current cash surplus;

    - with greater financial resources, SMM could pursue internal and external (e.g., acquisitions) growth opportunities, as well as diversification and enhanced recruiting opportunities;

    - the reputation and experience of the management teams of Pinnacle and its financial services subsidiaries;

    - the merger would provide the SMM shareholders with a significant increase in liquidity and, SMM believes, increased shareholder value;

    - the advice of tax professionals that the Pinnacle common shares issuable to the SMM shareholders should be received tax-free for federal income tax purposes;

    - the former SMM shareholders would own about 50% of Pinnacle's outstanding shares after the merger; and

    - the board of directors of Pinnacle would consist of three members designated by SMM, so that the former SMM shareholders would be assured continued representation in the leadership of Pinnacle, and SMM's management would have significant roles at Pinnacle and maintain primary management responsibility of the resulting investment banking subsidiary.

    The SMM board also considered the following negative factors: (1) the uncertainty inherent in combining the operations and the strategies of Pinnacle and SMM and (2) the ability of Pinnacle to achieve the benefits intended by the merger in a timely manner.

BUSINESS COMBINATION COSTS--ANTICIPATED CONSOLIDATION BENEFITS

    We expect to incur non-recurring merger related costs estimated at $400,000 to $500,000. The estimate includes direct transaction costs consisting of legal, financial advisor, accounting, consulting, printing, mailing, proxy and shareholder meeting fees and expenses. Although there may be opportunities for operational and administrative cost savings, no potential savings have been quantified. In addition, our board views potential revenue growth to be of far greater importance than anticipated cost savings in its determination to recommend the merger related proposal.

OPINION OF FINANCIAL ADVISOR

    Howard Frazier Barker Elliott, Inc. has acted as our financial advisor in connection with the merger. Howard Frazier has advised our Board of Directors that, in its opinion, the consideration to be paid by Pinnacle in the merger is fair, from a financial point of view, to our shareholders. The full text of the Howard Frazier opinion, which describes the procedures followed, assumptions made and other matters considered in the opinion, is included in this document as Appendix C. You should read the full opinion.

    HOWARD FRAZIER'S OPINION ADDRESSES ONLY THE MERGER CONSIDERATION. IT DOES NOT ADDRESS THE UNDERLYING BUSINESS DECISION TO PROCEED WITH THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW THE SHAREHOLDER SHOULD VOTE WITH RESPECT TO THE MERGER OR ANY OTHER RELATED MATTER.

    In arriving at its written opinion, Howard Frazier, among other things:

    - reviewed Pinnacle's Annual Report on Form 10-K and related financial information for the year ended December 31, 1998, and Quarterly Reports on Form 10-Q and related financial information for the quarters ended
      March 31, 1999 and June 30, 1999;

    - reviewed financial information for Pinnacle's predecessor entities for the years ended December 31, 1995 through 1998;

    - reviewed SMM's financial information for the years ended December 31, 1994 through 1998, and related financial information for the quarters ended March 31, 1999 and June 30, 1999;

    - reviewed certain information relating to the business, earnings, cash flow, assets and prospects of SMM and Pinnacle furnished to Howard Frazier by SMM and Pinnacle;

    - conducted discussions with members of senior management of SMM and Pinnacle concerning their respective businesses and prospects;

    - reviewed the historical market prices and trading activity for Pinnacle's common stock and compared them with those of certain companies which Howard Frazier deemed reasonably similar to Pinnacle;

    - compared the results of operations of SMM and Pinnacle with those of certain companies which Howard Frazier deemed reasonably similar to SMM and Pinnacle;

    - analyzed the nature and financial terms of certain business combinations involving companies in lines of business Howard Frazier believes to be generally comparable to those of SMM and Pinnacle;

    - considered the pro forma effect of the merger on certain of Pinnacle's income statement and balance sheet items;

    - reviewed the merger agreement; and

    - reviewed such other matters as Howard Frazier deemed necessary, including an assessment of general economic, market and monetary conditions.

    In preparing its opinion, Howard Frazier relied on the accuracy and completeness of all information supplied or otherwise made available to it by Pinnacle and SMM. Howard Frazier did not independently verify the furnished information, or undertake an independent appraisal of the assets of Pinnacle or SMM. Howard Frazier's opinion is based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of the opinion. Howard Frazier expressed no opinion as to the price at which the securities to be issued in the merger may trade after the merger.

    Howard Frazier assumed that there had been no material change in Pinnacle's or SMM's financial condition, results of operations, business or prospects since the date of the last financial statements made available to Howard Frazier. Howard Frazier relied on advice of counsel to Pinnacle as to all legal matters with respect to Pinnacle, the merger and the merger agreement, and upon Pinnacle with respect to the accounting treatment to be accorded the transaction. In addition, Howard Frazier did not make an independent evaluation appraisal or physical inspection of the assets or individual properties of Pinnacle or SMM, nor was it furnished with any such appraisals.

    The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to particular circumstances. Therefore, the Howard Frazier opinion is not readily susceptible to partial analysis or summary description. Furthermore, in arriving at its opinion, Howard Frazier did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis or factor. Accordingly, Howard Frazier believes that its analysis must be considered as a whole and that considering any portion of its analysis and the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, Howard Frazier made many assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Pinnacle and SMM. Estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values. In addition, analyses relating to the value of the businesses do not purport to be appraisals or to reflect the prices at which businesses may actually be sold.

    RELATIVE CONTRIBUTION ANALYSIS. Howard Frazier reviewed Pinnacle and SMM historical financial information for the period ended December 31, 1998, and analyzed the contributions of each of Pinnacle and SMM to pro forma revenues, pre-tax and net income and cash flow of the combining companies. Howard Frazier also analyzed the contributions of each of Pinnacle and SMM to specific balance sheet items, including working capital, stockholders' equity and long-term debt. Howard Frazier also considered the relative size and financial strengths of Pinnacle and SMM.

    The following table shows the historical relative contributions by Pinnacle and SMM in 1998 to a combined company for the indicated financial measures:

                                               PINNACLE     SMM
                                               --------   --------
Revenues.....................................    31.9%      68.1%
Pre-tax income...............................    17.2%      82.8%
Net income...................................    12.9%      87.1%
Cash flow....................................    21.5%      78.5%
Tangible shareholders' equity................    69.9%      30.1%

    Howard Frazier observed that the relative contribution by Pinnacle to a combined company in 1998 would have been between 12.9% and 69.9% depending on the measure used. Howard Frazier compared this range of relative contribution with the approximately 50% continuing ownership stake that Pinnacle's shareholders would have in the combined company following the merger. Since most of Pinnacle's relative contributions were below 50%, the transaction appeared fair to Howard Frazier.

    VALUE RANGES. Howard Frazier also used selected comparable public company and selected comparable transaction analyses in reaching its opinion. Using these valuation analyses, which are described below in more detail, Howard Frazier estimated two ranges of values for SMM as shown in the following chart:

                                SMM VALUE RANGES
                                  IN MILLIONS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SELECTED PUBLIC COMPANY ANALYSIS  ($25-$65)
Selected Transaction Analysis     ($48-$88)

    SELECTED COMPARABLE PUBLIC COMPANY ANALYSIS. Using public information, Howard Frazier compared selected historical financial data and operating results of Pinnacle and SMM and the post-merger companies to the corresponding data of certain publicly traded companies deemed to be similar with regard to their business and operations. In the opinion of Howard Frazier, the comparable companies were:

    First Albany Companies, Inc.
    Morgan Keegan, Inc.
    Jefferies Group, Inc.
    MFC Bancorp, Ltd.
    Fahnestock Viner Holdings, Inc.
    Dain Rauscher Corp.
    JW Genesis Financial Corp.
    Freedom Securities Corp.
    Stifel Financial Corp.

    To measure Pinnacle's and SMM's current operating performance against that of certain comparable publicly-traded companies, Howard Frazier, among other factors considered for both Pinnacle and SMM, and compared to similar data for comparable public companies:

    - total revenues,

    - operating expense levels,

    - operating earnings (i.e., earnings before interest and taxes) margins,

    - operating cash flow (i.e., cash flow before interest and taxes) margins,

    - profit margins on before and after tax net income, and

    - cash flow.

This information was considered for the year ended December 31, 1998 and the six months ended June 30, 1999 for both SMM and Pinnacle.

    To measure Pinnacle's and SMM's capital structures against those of the comparable public companies, Howard Frazier considered, among other factors, Pinnacle's and SMM's (1) ratio of total debt to total capital, and (2) ratio of total debt to total assets compared to similar data for the comparable public companies. This information was considered for the year ended December 31, 1998 and the six months ended June 30, 1999 for both SMM and Pinnacle.

    The following table shows the range of selected multiples for the comparable public companies:

                                             MEDIAN    75TH PERCENTILE   25TH PERCENTILE
                                            --------   ---------------   ---------------
Price to tangible book value..............   1.40x           2.00x            1.20x
Price to cash flow........................   6.70x           9.95x            5.40x
Price to earnings.........................   9.85x          23.05x            7.40x

    These multiples were then applied to SMM's tangible book value, cash flow and earnings. Based on the median multiples, the implied value for SMM would be between $24.5 million and $65.0 million. Howard Frazier compared this value with the approximately $32.1 million purchase price based on the 7,125,233 Pinnacle shares to be issued in the merger at the October 8, 1999 closing price of $4.50 per share. Since the range of values was generally above the purchase price, the transaction appeared to be fair to Howard Frazier.

    SELECTED COMPARABLE TRANSACTION ANALYSIS. Howard Frazier researched various merger and acquisition databases to review transactions involving sales of companies comparable to Pinnacle and SMM within the past three years. Financial disclosure was available for 15 transactions of comparable companies. The following transactions comprised the group (buyer/seller):

     Dean Witter, Discover & Co./Morgan Stanley Group Inc.
     Bank America Corp./Robertson Stephens & Co.
     CIBC Wood Gundy Securities, Inc./
       Oppenheimer & Co. Inc.
     Fleet Financial Group Inc./Quick & Reilly Group Inc.
     U.S. Bancorp/Piper Jaffray Companies Inc.
     Bank Atlantic Bancorp/Ryan, Beck & Co.
     Key Corp/McDonald & Co. Investments, Inc.
     Chase Manhattan Corp./Hambrecht & Quist Group, Inc.
     Bankers Trust, Corp./Alex. Brown Inc.
     Nations Bank Corp./Montgomery Securities
     First Union Corp./Wheat First Butcher
       Singer Inc.
     Travelers Group, Inc./Salomon, Inc.
     Fifth Third Bancorp/Ohio Co.
     Bank Boston Corp./Robertson Stephens & Co.
     Wachovia Corp./Interstate/Johnson Lane, Inc.

    The following table shows the range of selected multiples for the comparable transactions:

                                             MEDIAN    75TH PERCENTILE   25TH PERCENTILE
                                            --------   ---------------   ---------------
Price to net revenues.....................    1.32x          1.93x             0.97x
Price to pre-tax income...................    8.63x         10.31x             6.69x
Price to earnings.........................   13.40x         17.39x            10.98x
Price to tangible book value..............    2.76x          3.60x             2.31x

    These multiples were then applied to SMM's net revenues, pre-tax income, earnings and tangible book value. Based on the median multiples, the implied value for SMM would be between $48.3 million and $88.4 million. Howard Frazier compared this value with approximately $32.1 million purchase price based on 7,125,233 Pinnacle shares at the October 8, 1999 closing price of $4.50 per share. Since the range of values was well above the purchase price, the transaction appeared to be fair to Howard Frazier.

    Pinnacle will pay Howard Frazier $50,000 for its opinion. In addition, Pinnacle has agreed to reimburse Howard Frazier for all its related expenses, and to indemnify Howard Frazier against certain liabilities, including liabilities under federal securities laws.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    It is a condition to the obligations of SMM to complete the merger that it receive a legal opinion from Porter & Hedges, L.L.P., our outside counsel, that the merger constitutes a reorganization, within the meaning of Section 368 of the Code, for United States federal income tax purposes. The following discussion summarizes the opinion of Porter & Hedges, L.L.P. as to the material United States federal income tax consequences of the merger.

    LIMITATIONS. This discussion is based upon the Internal Revenue Code of 1986, as amended, the regulations promulgated under the Internal Revenue Code, Internal Revenue Service and other administrative rulings, and judicial authority now in effect, all of which are subject to change, possibly with retroactive effect. Any change could affect the continuing validity of this discussion. This discussion does not address all aspects of United States federal income taxation that may be relevant to a shareholder in light of the shareholder's particular circumstances or to those SMM shareholders subject to special rules, such as:

    - shareholders who are not citizens or residents of the United States,

    - financial institutions,

    - tax-exempt organizations,

    - insurance companies,

    - dealers in securities,

    - traders in securities electing mark to market,

    - shareholders who acquired their SMM shares through the exercise of options or similar derivative securities or otherwise as compensation, or

    - shareholders who hold their SMM shares through a tax-qualified retirement plan or as part of a straddle or conversion transaction.

    This discussion assumes that SMM shareholders hold their respective SMM shares as capital assets within the meaning of Section 1221 of the Internal Revenue Code.

    The legal opinion will assume the merger will be completed according to the terms of the merger agreement and will rely on representations made by SMM, Pinnacle and others, including those contained in the merger agreement and in certificates of officers of SMM and Pinnacle delivered in connection with the opinion. If any of these assumptions or representations is inaccurate, the tax opinion cannot be relied upon and the tax consequences of the merger could differ from those described here. The opinion is not binding on the courts or the IRS and does not prevent the courts or the IRS from adopting a contrary position. Neither SMM nor Pinnacle intends to obtain a ruling from the IRS with respect to the tax consequences of the merger.

    UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO PINNACLE
SHAREHOLDERS. Holders of Pinnacle common stock will not recognize any gain or loss for United States federal income tax purposes as a result of the merger.

    UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO SMM SHAREHOLDERS. Except as provided elsewhere in this document, holders of shares of SMM stock will:

    - not recognize any gain or loss for United States federal income tax purposes as a result of the exchange of their SMM common shares for Pinnacle common shares in the merger, and

    - have a tax basis in the Pinnacle common shares received in the merger equal to the tax basis of the SMM common shares surrendered in the merger.

    - have a holding period for the Pinnacle common shares received in the merger that will include the holding period of the SMM common shares surrendered in the merger.

    UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO PINNACLE, SMM AND HARRIS WEBB & GARRISON. None of Pinnacle, SMM, or Harris Webb & Garrison subsidiary will recognize gain or loss for United States federal income tax purposes as a result of the merger.

    THIS DISCUSSION PROVIDES ONLY A SUMMARY OF THE MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. IT IS NOT A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. IN ADDITION, WE DO NOT ADDRESS TAX CONSEQUENCES WHICH MAY VARY WITH, OR ARE CONTINGENT UPON, INDIVIDUAL CIRCUMSTANCES. MOREOVER, WE DO NOT ADDRESS ANY NON-INCOME TAX OR ANY FOREIGN, STATE OR LOCAL TAX CONSEQUENCES OF THE MERGER. ACCORDINGLY, WE STRONGLY URGE YOU TO CONSULT YOUR TAX ADVISOR TO DETERMINE YOUR PARTICULAR UNITED STATES FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES RESULTING FROM THE MERGER, WITH RESPECT TO YOUR INDIVIDUAL CIRCUMSTANCES.

REGULATORY APPROVALS

    Under the Hart-Scott-Rodino Antitrust Improvements Act, the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission must review transactions such as the merger. The federal agencies conducting these reviews determine whether the merger complies with antitrust laws. The Hart-Scott-Rodino Act requires both companies to notify these federal agencies of the merger. The required waiting period must expire or terminate before the merger can be completed. Both companies filed the notification reports with the Antitrust Division and the Federal Trade Commission during the week of October 31, 1999 and the waiting period with respect to such filings was terminated by the Federal Trade Commission effective November 16, 1999.

    At any time before or after the merger closes, the Antitrust Division, the Federal Trade Commission, state antitrust authorities or a private person could seek to enjoin the merger or cause either of the companies to divest certain assets. The merger agreement conditions the merger on the receipt of all required governmental consents and approvals, including expiration or termination of the waiting period under the Hart-Scott-Rodino Act.

    Under NASD Rules, both Harris Webb & Garrison and SMM must file notice and application for approval of the merger with the NASD. The companies submitted the notices and applications with the NASD during the week of October 31, 1999.

    The merger requires approval of the Texas Banking Commissioner because under Texas law it will result in a change of control of our trust company subsidiary, Pinnacle Management & Trust Company. The merger is conditioned upon the required approval of the Texas Banking Commissioner. An application was filed with the Texas Banking Commissioner on November 17, 1999.

    Other than the approval described above, we are not aware of any other significant government or regulatory approval we need to complete the merger. If we discover any other approvals are required, we will seek to obtain them.

ACCOUNTING TREATMENT

    We intend to account for the merger as our "purchase" of SMM. Accordingly, SMM's results of operations will be included in our consolidated results of operations after the completion date of the merger. In preparing our consolidated financial statements, we will establish a new accounting basis for the SMM assets and liabilities based upon their fair value and our purchase price, plus merger costs.

QUOTATION ON THE NASDAQ NATIONAL MARKET

    We have applied to have the shares of our common stock that are issuable in the merger approved for quotation on the Nasdaq National Market. Completion of the merger is conditioned on that approval.

FEDERAL SECURITIES LAW CONSEQUENCES

    This document does not cover resales of our common stock received by the SMM shareholders in the merger, and no person is authorized to make any use of this document for any resale.

    Our common shares to be issued in the merger are being offered in reliance on an exemption from the registration requirements of the Securities Act of 1933 and various state securities laws. The shares to be issued to the former SMM shareholders in the merger will be "restricted securities" under SEC Rule 144, and may be resold only in transactions permitted by the resale provisions of Rule 144. Under the merger agreement, we must file a shelf registration statement with the SEC within 90 days after the merger closes to register for public resale the merger shares received by the SMM shareholders. However, certain SMM affiliates will be subject to contractual restrictions relating to the resale of their merger shares which are the same as the volume limitations of Rule 144. See "The Merger Agreement--Terms of the merger--Shelf Registration Statement"(page 43). The merger agreement also requires certain of our affiliates and the affiliates of SMM to execute lock-up agreements which generally prohibit them from selling, offering to sell or otherwise disposing of our common stock for a period of one year after the merger closes. See "The Merger Agreement--Terms of the merger--Lock-Up Agreements" (page 43).

NO DISSENTERS' OR APPRAISAL RIGHTS

    Under Texas law, neither Pinnacle nor SMM shareholders will have any appraisal rights or dissenters' rights with respect to their shares.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    When considering the SMM board's reasons for the merger, you should be aware the SMM directors and officers identified below have interests in the merger that are different from, or in addition to, yours.

    BOARD AND MANAGEMENT REPRESENTATION. Don A. Sanders, Ben T. Morris and George L. Ball, each of whom is currently a director and shareholder of the Sanders firm, will become directors of Pinnacle on closing of the merger. When the merger closes, Mr. Sanders will become Pinnacle's Vice-Chairman and Mr. Morris will become a member of Pinnacle's three-member Executive Committee. Messrs. Sanders, Morris and Ball will also remain directors of the resulting Sanders Morris Harris subsidiary and be its principal executive officers. R. Larry Kinney, Director of Trading Activities of the Sanders firm, will also remain as a director of the Sander Morris Harris subsidiary. Messrs. Morris and Ball will be appointed to the boards of Pinnacle's other financial services subsidiaries.

    PRE-MERGER DISTRIBUTIONS. The merger agreement allows SMM to distribute to the SMM shareholders the following items before closing:

    - 150,000 shares of common stock of Earthcare Company;

    - 25,000 shares of convertible preferred stock of OptiMark
      Technologies, Inc.; and

    - 50% of SMM's taxable income for all taxable periods beginning after January 1, 1999, less certain corporate level adjustments.

    The permitted distributions will be made to the SMM shareholders pro rata based on their SMM share ownership. Messrs. Sanders, Morris, Ball and Kinney will receive together over 70% of the distributions based on their SMM ownership.

    BONUSES TO SMM MANAGEMENT. The merger agreement permits SMM to distribute compensatory warrants held in SMM's Key Executive Plan to executive participants of the plan. The Key Executive Plan will be frozen on closing of the merger.

    The merger agreement also permits SMM to pay year-end employee and executive bonuses for 1999 in amounts consistent with SMM's past practices.

    INDEMNIFICATION ARRANGEMENTS. As members of Pinnacle's board of directors, each of Messrs. Sanders, Morris and Ball will be provided indemnification agreements substantially similar to those currently in effect between Pinnacle and its current officers and directors. In addition, Messrs. Sanders, Morris and Ball will be provided directors' and officers' liability insurance comparable to policies provided to Pinnacle's current directors and officers.

    EXISTING PINNACLE INVESTMENT. George L. Ball currently owns 100 shares of Pinnacle common stock.

                         COMPARATIVE MARKET PRICE DATA

PINNACLE COMMON STOCK

    Our common stock trades on the Nasdaq National Market under the symbol "PING." It began trading January 29, 1999, upon completion of the combination of our company with three Houston-based financial services firms. As a result of the combination transactions, our company became the successor public company to TEI, Inc., whose common stock traded on the Nasdaq National Market under the symbol "TANK." The TEI common stock began trading on June 19, 1991, and was removed from quotation on the Nasdaq National Market on January 28, 1999. In the combination transactions, each outstanding TEI common share was converted into
 .25 of a share of Pinnacle common stock, with just over 50% of our outstanding shares being issued to TEI's former shareholders. A total of 3,562,500 shares of our common stock, representing slightly less than 50% of our outstanding stock, was issued to the former owners of the three financial service firms. The following table shows the quarterly high and low sale prices of (1) the TEI common stock for 1997 and 1998 (after giving effect to the one-for-.25 share exchange in the combination transactions) and (2) the Pinnacle common stock for 1999, as reported on the Nasdaq National Market for the calendar quarters indicated:

                                                                HIGH             LOW
                                                              --------         --------
1997
  First Quarter.............................................      9 1/4            6 1/4
  Second Quarter............................................      7 3/4            6 1/4
  Third Quarter.............................................      7 3/4            6 1/8
  Fourth Quarter............................................      9                5 1/4

1998
  First Quarter.............................................      7 3/4            5 5/8
  Second Quarter............................................     10                7
  Third Quarter.............................................     10 1/2            6
  Fourth Quarter............................................      9                6 1/8

1999
  First Quarter.............................................      8 3/8            5 1/16
  Second Quarter............................................      6 1/4            4 1/2
  Third Quarter.............................................      6                4 1/2
  Fourth Quarter (through December 3, 1999).................      5 3/4            4 1/2

    On October 12, 1999, the last full trading day before the public announcement of the signing of the merger agreement, the closing sales price of our common stock was $4 5/8. On December 3, 1999, the last full trading day for which quotations were available before the date of this Proxy Statement, the last sale price per share of our common stock was $5. We urge you to obtain current market quotations before making any decision with respect to the merger. At November 30, 1999, there were about 320 record holders of our common stock.

SECURITIES OF THE SANDERS FIRM

    No market value information is available for the SMM securities since there is no established trading market for them. SMM is a S corporation for federal income tax purposes. Since inception, SMM has made periodic cash distributions to its shareholders. SMM made cash distributions of approximately: $644,000 in 1996, $1.8 million in 1997, and $2.3 million in 1998.

POST-MERGER DIVIDEND POLICY

    After the merger, we intend to retain earnings to finance the expansion of our businesses. Any future dividends will be at the discretion of our board of directors and will be determined after consideration of factors such as our earnings, financial condition, cash flows from operations, current and anticipated cash needs, expansion plans and any restrictions that may be imposed under our current and future credit facilities.

                              THE SPECIAL MEETING

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

    At the special meeting, our stockholders will be asked to approve:

    - the issuance of 7,125,233 shares of our common stock to the SMM shareholders in the merger; and

    - such other business as may properly be presented to the meeting.

YOUR BOARD'S RECOMMENDATIONS

    Your board of directors has unanimously approved the SMM merger agreement and the issuance of our shares as part of the merger, and unanimously recommends that our shareholders vote FOR approval of the proposal. See "The
Merger--Interests of certain persons in the merger."

AUDITORS

    Representatives of PricewaterhouseCoopers LLP, our independent auditors, are expected to attend the special meeting. The representatives will have the opportunity to make a statement at the special meeting if they wish, although no statement is expected to be made. The representatives will also be available to respond to appropriate questions.

VOTING AT THE SPECIAL MEETING; RECORD DATE

    We have set November 30, 1999, as the record date to determine those shareholders entitled to notice of and to vote at the special meeting. Only holders of record at the close of business on the record date are entitled to notice of and to vote at the special meeting. On the record date, there were 7,125,253 of our common shares outstanding. It takes a majority of our outstanding shares present in person or represented by proxy, to constitute a quorum at the special meeting. Each issued and outstanding share is entitled to one vote on the approval of the share issuance. The affirmative vote of the holders of at least a majority of the shares present, in person or by proxy, at the special meeting is required to approve the share issuance. Shareholders holding 1,392,011 of our shares, or 19.5% of all outstanding shares, have agreed to vote their shares in favor of the proposal. Their agreement is irrevocable.

PROXIES

    Shares represented by a proxy in the form enclosed, signed and returned to us before or at the special meeting, and not revoked, will be voted at the special meeting in accordance with the proxy's voting instructions. Shares represented by proxies with no voting instructions will be voted FOR adoption of the proposal.

    Shareholders are asked to complete, sign, date and promptly return the enclosed proxy card in the postage paid envelope to ensure that their shares are voted at the special meeting. A proxy may be revoked at any time before the exercise of any authority it grants. Revocation may be by:

    - execution and delivery of a later-dated proxy covering the same shares,

    - giving written notice of revocation to our corporate secretary before the vote at the special meeting, or

    - voting in person at the special meeting.

    Attendance at the meeting is not enough to revoke a proxy.

    If a shareholder does not return a signed proxy card (and does not vote in person at the special meeting), his shares will not be voted. A failure to vote will be the same as a vote against the proposal. Since approval of the share issuance requires the affirmative vote of at least a majority of the outstanding shares present at the meeting, abstentions and broker non-votes will also have the same effect as negative votes.

    Your board of directors knows of no matters to be presented at the special meeting other than those described in this Proxy Statement. If other matters are properly brought before the meeting, the persons named as proxies intend to use their judgment in voting on those matters.

SOLICITATION OF PROXIES

    Solicitation of proxies for the special meeting may be made in person or by mail, telephone, telecopy or telegram. We will bear the cost of the proxy solicitation. Our officers and employees, who will receive no compensation above their regular salaries for their services, may solicit proxies from our shareholders in person or by mail, telephone, telecopy or telegram. We have asked banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of our common stock held of record by those holders, and, upon request, we will reimburse them for their reasonable forwarding expenses.

    YOU SHOULD NOT SEND ANY STOCK CERTIFICATES WITH YOUR PROXY CARDS.

                              THE MERGER AGREEMENT

    THIS DISCUSSION SUMMARIZES THE MATERIAL PROVISIONS OF THE MERGER AGREEMENT WITH THE SANDERS FIRM AND ITS SHAREHOLDERS. A COPY OF THE AGREEMENT IS INCLUDED IN THIS DOCUMENT AS APPENDIX A. THIS SUMMARY IS QUALIFIED BY REFERENCE TO THE FULL AGREEMENT, WHICH YOU ARE ENCOURAGED TO READ.

CLOSING OF THE MERGER

    The agreement calls for the merger to be completed when the articles of merger are filed in Texas. If our shareholders approve the issuance of our shares as part of the merger, and all other merger conditions are satisfied or waived, the merger should be completed not later than five business days after our special meeting.

MANNER AND BASIS OF CONVERTING SECURITIES

    NO CONVERSION OF OUR COMMON STOCK. Nothing will happen to your Pinnacle shares as a result of the merger. They will not be converted, and you will not need to surrender them for any exchange. After the merger, your certificates will represent the same number of our common shares as they represented before the merger.

    CONVERSION OF SMM COMMON STOCK. Upon completion of the merger, each outstanding share of SMM common stock will automatically convert into 117.32785 of our common shares. As a result, the former SMM shareholders will own about 50% of our total outstanding common shares when the merger is completed. Shortly after the merger, we will mail each record holder of SMM common stock a certificate to replace his certificates representing his SMM shares. Once the merger is completed, there will be no further registration of transfers on SMM's stock transfer books for previously outstanding SMM shares.

    No fractional shares will be issued in the merger. Instead, the number of our shares to be exchanged for SMM shares will be rounded upward to the nearest whole share.

TERMS OF THE MERGER

    REPRESENTATIONS AND WARRANTIES. In the merger agreement, the parties have each made various customary representations and warranties as to, among other things:

-          their corporation's organization and
           compliance with law
-          their capitalization
-          the authority and enforceability of the
           agreement
-          absence of conflicts
-          their businesses and financial condition
-          required approvals or consents
-          their financial statements
-          litigation
-          material contracts
- compliance with broker-dealer regulatory requirements
-          employee benefit matters
-          labor matters
-          tax matters
-          environmental matters
-          year 2000 matters

    These representations and warranties will expire when the merger closes.

    VOTING AGREEMENT. Members of our board and management, and their affiliates, who together hold 1,392,011 of our common shares as of October 25, 1999, or 19.5% of the then outstanding shares, have agreed to vote their shares in favor of the merger proposal. All of the SMM shareholders have agreed to vote their SMM shares in favor of the merger.

    CONDITIONS TO THE MERGER. The obligations of the parties to complete the merger are subject to satisfaction or waiver of certain conditions on or before the closing. These include:

    - The continuing truthfulness of the representations made in the merger agreement.

    - The absence of a governmental order, law or private action preventing the transaction or seeking to prevent it.

    - All parties' compliance with the merger agreement's terms.

    - Compliance with all broker-dealer regulatory requirements applicable to both us and SMM in connection with the transaction.

    - Our required shareholder approval.

    - The required approval by the SMM shareholders.

    - The Texas Banking Commissioner's approval of any change of control of our state-chartered trust company subsidiary resulting from the merger.

    - The absence of a material adverse change in either of the two companies.

    - Receipt of customary opinions of counsel.

    - Delivery of a tax opinion.

    - Listing on the Nasdaq National Market of our common shares to be issued in the merger.

    - Receipt of releases from the SMM shareholders.

    OBLIGATIONS PENDING CLOSING. The merger agreement imposes obligations and restrictions on its parties pending the transaction. The affirmative obligations include:

    - Conducting business in the usual manner.

    - Permitting inspection of records.

    - Delivery of periodic financial statements.

    - Notification of emergencies or adverse events.

    - Maintenance of confidentiality.

    - Obtaining required approvals and consents.

    For both merger participants, the agreement prohibits or restricts to agreed levels:

    - amendments to material organizational documents

    - changes in capitalization

    - dividends and distributions

    - new debt

    - bonuses and salary increases

    - new leases and other long-term commitments

    - acquisitions and mergers

    - dispositions of material assets

    - capital expenditures

    - payment of non-current liabilities

    - any collective bargaining agreements

    We agreed to prepare and file an application with the Texas Banking Commissioner for his approval of any change of control of our state-chartered trust subsidiary that may result from the issuance of our shares in the merger.

    OTHER AGREEMENTS. Each merger party has agreed to (1) call a meeting of shareholders as soon as practicable after effectiveness of the registration statement filed for the merger and (2) hold the meeting within 40 days following the mailing of the definitive proxy statement in our case, and within 25 days after the mailing date in the case of SMM.

    The merger agreement permits SMM to pay year-end employee and executive bonuses for 1999 consistent with past years.

    The merger agreement provides that the SMM shareholders will agree at closing to releases us (and SMM after the merger) and our affiliates from any claims they may have against those parties before completion of the merger or which are based on an act or omission occurring before completion of the merger, except for employment obligations and obligations under the merger agreement.

    PRE-CLOSING DISTRIBUTIONS BY SMM. The merger permits SMM to make limited distributions to its shareholders before the closing. The permitted distributions, which are to be made from SMM's taxable income, are to compensate the SMM shareholders for bearing the tax burden on SMM's earnings through the date the merger is completed and to provide them with some of the economic benefits from those earnings. The permitted distributions will include cash and investment securities held by SMM. The distributions are generally limited to 50% of SMM's taxable income for taxable periods ending before the merger's closing date.

    The merger agreement also permits SMM to distribute warrants held by its executive incentive plan under which SMM allocates to its key executives warrants SMM receives as compensation for underwriting and other services. SMM plans to distribute to its participating executives warrants having an estimated fair market value of about $3.0 million at September 30, 1999.

    LOCK-UP AGREEMENTS. When the transaction is completed, a designated group of our and their shareholders will be required to deliver to us letters under which they will agree for a period of one year not to sell, grant any option or otherwise transfer any shares of our common stock or securities convertible into, or exercisable for, our common shares. The designated group consists of:

    - each officer or director of our company at the time of closing;

    - each SMM shareholder who becomes, as a result of the merger, a holder of 2.5% or more of our outstanding common shares; and

    - each SMM shareholder who, as a result of the merger, becomes a member of any SEC Rule 13d-1 group which holds 10% or more of our outstanding common shares.

    RULE 144 REPORTS. As long as any former SMM shareholder remains subject to SEC Rule 144 with respect to his sale of our shares, we have agreed to make and keep current public information available as prescribed by Rule 144(c) and to furnish a written statement to that effect to the extent reasonably requested by the former SMM shareholder.

    SHELF REGISTRATION STATEMENT. We have agreed to file a shelf registration statement with the SEC within 90 days after the merger closes to register for public resale the merger shares to be issued to the SMM shareholders. SMM shareholders who are required to sign a lock-up agreement will be subject to contractual restrictions relating to the resale of their merger shares which are the same as the volume limitations of Rule 144 under the Securities Act of 1933. See "The Merger--Federal securities law consequences" (pages 36 to 37). We agreed to use our commercially reasonable best efforts to have the shelf registration statement declared effective as soon as possible after its filing, and to generally keep the registration statement effective for a period of two years after it is declared effective. We may voluntarily suspend the effectiveness of the shelf registration statement for up to 120 days under specified circumstances. Any suspension period will extend the two-year effective period of the registration statement. We have agreed to pay all costs and expenses related to the shelf registration statement other than expenses of the former SMM shareholders for underwriters' commissions and discounts or legal fees. The offering of the registered merger shares under the shelf registration statement will not require us to retain a contractual underwriter or to enter into an underwriting agreement with any investment banking firm. These registration rights granted to the former SMM shareholders are not transferable, except in limited circumstances.

    TERMINATION. The Agreement may be terminated at any time before the transaction is completed by:

    - mutual consent of their board of directors and ours;

    - their board of directors or ours if the transaction is not completed by March 15, 2000 (or any later mutually agreed date), other than because of a breach of the agreement by the terminating party;

    - by either party if our shareholders fail to approve at our special meeting the issuance of our shares in the merger;

    - by their board of directors if our board of directors (A) withdraws or modifies, in a manner adverse to SMM, its recommendation for approval of the transaction or (B) approves or recommends an "Alternative Transaction"; or

    - by us if their shareholders fail to approve the merger agreement.

    In the agreement, an "Alternative Transaction" generally means any third-party proposal for a merger, consolidation, acquisition, business combination, sale of all or a substantial portion of the assets or other reorganization involving our company or any of our subsidiaries, or any proposal or offer for the acquisition of a substantial equity position in our company or any of our subsidiaries, other than the Sanders merger.

    TERMINATION FEES. We have agreed to pay SMM $1.5 million if SMM and its shareholders are not in material breach of the merger agreement and if:

    - our shareholders do not approve the share issuance in the merger and
      (1) at the time of our special meeting there exists or has been proposed an Alternative Transaction, and (2) an Alternative Transaction is completed within one year of the special meeting; or

    - our board (1) either (A) withdraws or adversely modifies its recommendation for the merger or (B) approves or recommends an Alternative Transaction and (2) an Alternative Transaction exists or has been proposed.

    SMM has agreed to pay our company $1.5 million if we are not in material breach of the merger agreement and the SMM shareholders fail to approve the merger agreement.

    INDEMNIFICATION. The agreement provides that each of our company, on the one hand, and SMM and its shareholders, on the other, will indemnify the other party or parties from all losses, expenses (including reasonable attorneys' fees and expenses) or liabilities, arising out of (1) any breach or default in the performance by us of any of our covenants or agreements contained in the Agreement and (2) any breach by the indemnifying party of its representations in
Article III or IV of the merger agreement, as applicable. These representations expire when the merger closes. The merger agreement also requires the SMM shareholders to severally indemnify us (and the other SMM shareholders) from all losses, expenses (including reasonable attorneys' fees and expenses) or liabilities arising out of (1) any breach or default in the performance by such shareholder of any of his promises made in the merger agreement, or (2) any breach by the shareholders of representation in Article V of the merger agreement. The representations of the SMM shareholders continue after the closing and relate to:

    - ownership of SMM shares

    - capacity, authority and enforceability

    - agreement to vote their shares for approval of the merger

    - absence of conflicts

    - absence of litigation

    - absence of rights to acquire SMM shares

    - competing businesses

    - their Pinnacle share ownership

    - their investment intent with respect to the Pinnacle shares they will acquire in the merger

    AMENDMENT AND WAIVER. The merger agreement may be amended only by mutual written agreement. Waivers under the agreement must be in writing.

             UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

    The following unaudited pro forma condensed combined balance sheet as of September 30, 1999 gives effect to the merger as if it occurred on that date. The following unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 1999 and for the year ended
December 31, 1998 give effect to the following transactions as if they occurred on January 1, 1998: (1) the January 1999 combination with Harris Webb & Garrison, Inc., Pinnacle Management & Trust Company and Spires Financial, L.P. and (2) the merger with SMM. The unaudited pro forma condensed combined financial statements have been derived from and should be read in connection with the unaudited financial statements of Pinnacle and SMM for the nine months ended September 30, 1999 and the audited historical financial statements of Pinnacle, SMM, Harris Webb & Garrison, Inc., Pinnacle Management & Trust Company and Spires Financial, L.P. for the year ended December 31, 1998 included later in this Proxy Statement in the case of SMM, Harris Webb & Garrison, Inc., Pinnacle Management & Trust Company and Spires Financial, L.P., and included in our most recent annual report on Form 10-K and most recent quarterly report on 10-Q which accompany this Proxy Statement in the case of Pinnacle.

    The pro forma adjustments and the resulting unaudited pro forma condensed combined financial statements were prepared based on available information and certain assumptions and estimates described in the notes to the unaudited pro forma condensed combined financial statements. A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed, has not been made, and the allocation reflected in the unaudited pro forma condensed combined financial statements should be considered preliminary. However, in the opinion of our management, the final allocation will not have a material impact on the unaudited condensed combined pro forma financial statements.

    The unaudited pro forma condensed combined financial statements do not purport to represent what our financial positions or results of operations would have been had the merger occurred on the dates indicated or to project our financial position or results of operations for any future period. Furthermore, the unaudited pro forma condensed combined financial statements do not reflect changes which may occur as the result of activities after the merger closes.

                          PINNACLE GLOBAL GROUP, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                            AS OF SEPTEMBER 30, 1999

                             (DOLLARS IN THOUSANDS)

                                                                                          PRO FORMA
                                                   PINNACLE     SMM      ADJUSTMENTS      COMBINED
                                                   --------   --------   -----------      ---------
Assets:
  Cash and cash equivalents......................  $  9,378   $12,110      $   (500)(B)
                                                                             (2,627)(A)   $ 18,361
  Securities available for sale..................     7,972        --            --          7,972
  Receivable from broker-dealers and clearing
    organizations................................    26,610        --            --         26,610
  Deposits with clearing brokers.................     9,442        --            --          9,442
  Securities owned...............................    29,741     9,240        (2,163)(A)     36,818
  Intangible assets, net.........................    21,330       292        24,328 (B)     45,950
  Other assets...................................     3,110     3,371            --          6,481
  Net assets of discontinued operations..........     4,206        --            --          4,206
                                                   --------   -------      --------       --------

    Total assets.................................  $111,789   $25,013      $ 19,038       $155,840
                                                   ========   =======      ========       ========

Liabilities:
  Accounts payable and accrued liabilities.......  $    365   $ 6,791      $     --       $  7,156
  Payable to clearing broker-dealers.............    25,000        20            --         25,020
  Securities sold, not yet purchased.............    23,974       298            --         24,272
                                                   --------   -------      --------       --------
    Total liabilities............................    49,339     7,109            --         56,448
                                                   --------   -------      --------       --------
Minority interests...............................        --       675            --            675
                                                   --------   -------      --------       --------

Shareholders' equity:
  Common stock...................................        71         1            (1)(C)
                                                                                 71 (B)        142
  Additional paid-in capital.....................    58,668     1,103        (1,103)(C)
                                                                             36,196 (B)     94,864
  Receivables for shares issued..................    (1,312)       --            --         (1,312)
  Retained earnings..............................     5,191    16,125        (2,627)(A)
                                                                             (2,163)(A)
                                                                            (11,335)(C)      5,191
  Accumulated other comprehensive loss...........      (168)       --            --           (168)
                                                   --------   -------      --------       --------
    Total shareholders' equity...................    62,450    17,229        19,038         98,717
                                                   --------   -------      --------       --------

      Total liabilities and shareholders'
        equity...................................  $111,789   $25,013      $ 19,038       $155,840
                                                   ========   =======      ========       ========

                          PINNACLE GLOBAL GROUP, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                           PINNACLE                                      PINNACLE
                              AS       JANUARY 1999                         AS                                  PRO FORMA
                           REPORTED   ACQUISITIONS(D)   ADJUSTMENTS      ADJUSTED     SMM      ADJUSTMENTS      COMBINED
                           --------   ---------------   -----------      --------   --------   -----------      ---------
Total revenues...........   $1,524        $18,068         $    --        $19,592    $41,749      $    --         $61,341
Total expenses...........    1,365         15,205             896 (E)
                                                              892 (F)     18,358     31,014          973 (I)      50,345
                            ------        -------         -------        -------    -------      -------         -------
Income from continuing
  operations before
  income taxes...........      159          2,863          (1,788)         1,234     10,735         (973)         10,996
Minority interests and
  cumulative effect of
  change in accounting...       --             --              --             --        714           --             714
Provision for income
  taxes..................       53            367             318 (G)        738         --        3,708 (J)       4,446
                            ------        -------         -------        -------    -------      -------         -------
Income from continuing
  operations.............   $  106        $ 2,496         $(2,106)       $   496    $10,021      $(4,681)        $ 5,836
                            ======        =======         =======        =======    =======      =======         =======
Basic earnings per share
  from continuing
  operations.............   $ 0.03                                                                               $  0.41
                            ======                                                                               =======
Weighted average shares
  outstanding............    3,563                          3,562 (H)      7,125                   7,125 (H)      14,250
                            ======                                                                               =======
Diluted earnings per
  share from continuing
  operations.............   $ 0.03                                                                               $  0.41
                            ======                                                                               =======
Weighted average shares
  outstanding............    3,563                          3,562 (H)      7,125                   7,125 (H)      14,250
                            ======                                                                               =======

                          PINNACLE GLOBAL GROUP, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                    FOR NINE MONTHS ENDED SEPTEMBER 30, 1999

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                       PINNACLE                                      PINNACLE
                          AS       JANUARY 1999                         AS                                  PRO FORMA
                       REPORTED   ACQUISITIONS(D)   ADJUSTMENTS      ADJUSTED     SMM      ADJUSTMENTS      COMBINED
                       --------   ---------------   -----------      --------   --------   -----------      ---------
Total revenues.......  $15,184        $1,527                         $16,711    $27,390      $    --         $44,101
Total expenses.......   13,415         1,214               84 (E)
                                                           74 (F)     14,787     22,426          730 (I)      37,943
                       -------        ------          -------        -------    -------      -------         -------
Income from
  continuing
  operations before
  income taxes.......    1,769           313             (158)         1,924      4,964         (730)          6,158
Minority interests...       --            --                              --       (290)          --            (290)
Provision for income
  taxes..............      882             2               96 (G)        980         --        1,944 (J)       2,924
                       -------        ------          -------        -------    -------      -------         -------
Income from
  continuing
  operations.........  $   887        $  311             (254)       $   944    $ 5,254      $(2,674)        $ 3,524
                       =======        ======          =======        =======    =======      =======         =======
Basic earnings per
  share from
  continuing
  operations.........  $  0.13                                                                               $  0.24
                       =======                                                                               =======
Weighted average
  shares
  outstanding........    6,729                            593 (H)      7,322                   7,125 (H)      14,447
                       =======                                                                               =======
Diluted earnings per
  share from
  continuing
  operations.........  $  0.13                                                                               $  0.24
                       =======                                                                               =======
Weighted average
  shares
  outstanding........    6,729                            593 (H)      7,322                   7,125 (H)      14,447
                       =======                                                                               =======

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS

 A To record the distribution of securities owned ($2,163 at September 30, 1999) and 50% of SMM's earnings for the nine months ended September 30, 1999 ($2,627) in accordance with the terms of the merger.

 B To record the purchase of SMM based on the issuance of 7,125,233 shares at $5.09 per share, plus $500,000 of estimated transaction costs. The $5.09 share price is based on an average of the market value of Pinnacle common stock for five days before, the day of, and five days after the announcement of the proposed merger.

Purchase Price..............................................  $ 36,767
Less adjusted historical equity--Note C.....................   (12,439)
                                                              --------
Goodwill....................................................  $ 24,328
                                                              ========

 C  To eliminate the adjusted historical equity accounts of SMM

SMM historical equity.......................................  $17,229
Less distribution of securities owned.......................   (2,163)
Less distribution of 50% of 1999 earnings...................   (2,627)
                                                              -------
Adjusted historical equity..................................  $12,439
                                                              =======

 D To include the historical results of operations of Harris Webb & Garrison, Inc., Pinnacle Management & Trust Company, and Spires Financial, L.P. for the periods prior to their January 1999 acquisition by Pinnacle:

                                                               HWG        PMT       SPIRES     TOTAL
                                                             --------   --------   --------   --------
    Year ended December 31, 1998:
      Total revenues.......................................   $7,097     $2,010     $8,961    $18,068
      Total expenses.......................................    5,988      1,341      7,876     15,205
                                                              ------     ------     ------    -------
      Income from continuing operations before income
        taxes..............................................    1,109        669      1,085      2,863
      Provision for income taxes...........................      367         --         --        367
                                                              ------     ------     ------    -------
      Income from continuing operations....................   $  742     $  669     $1,085    $ 2,496
                                                              ======     ======     ======    =======

    Month ended January 31, 1999:
      Total revenues.......................................   $  449     $  242     $  836    $ 1,527
      Total expenses.......................................      479        120        615      1,214
                                                              ------     ------     ------    -------
      Income (loss) from continuing operations before
        income taxes.......................................      (30)       122        221        313
      Provision (benefit) for income taxes.................        2         --         --          2
                                                              ------     ------     ------    -------
      Income (loss) from continuing operations.............   $  (32)    $  122     $  221    $   311
                                                              ======     ======     ======    =======

 E To record the increase in compensation and benefits of Spires based upon employment contracts whereby certain employees of Spires receive total compensation equal to 10% of Spires revenues.

 F To record amortization of goodwill over 25 years on a straight-line basis related to the acquisition of Harris Webb & Garrison, Pinnacle Management & Trust and Spires Financial.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                   COMBINED FINANCIAL STATEMENTS (CONTINUED)

 G To record the provision for income taxes for Pinnacle Management & Trust and Spires Financial:

                                                         PMT       SPIRES     TOTAL
                                                       --------   --------   --------
Year ended December 31, 1998:
  Income from continuing operations..................    $669      $1,085     $1,754
  Less additional Spires Financial compensation and
    benefits.........................................      --         896        896
                                                         ----      ------     ------
                                                          669         189        858
  Income tax rate....................................      37%         37%        37%
                                                         ----      ------     ------
  Provision for income taxes.........................    $248      $   70     $  318
                                                         ====      ======     ======

Month ended January 31, 1999:
  Income from continuing operations..................    $122      $  221     $  343
  Less additional Spires Financial compensation and
    benefits.........................................      --          84         84
                                                         ----      ------     ------
                                                          122         137        259
  Income tax rate....................................      37%         37%        37%
                                                         ----      ------     ------
  Provision for income taxes.........................    $ 45      $   51     $   96
                                                         ====      ======     ======

 H To adjust the weighted average shares for the shares issued in the acquisitions of Harris Webb & Garrison, Pinnacle Management & Trust, Spires Financial and SMM.

 I To record amortization of goodwill over 25 years on a straight-line basis related to the acquisition of SMM.

                                                            12/31/98   9/30/99
                                                            --------   --------
Goodwill..................................................  $24,328    $24,328
Amortization period.......................................       25         25
                                                            -------    -------
Annual amortization expense...............................  $   973    $   973
                                                            =======
                                                                            75%
                                                                       -------
Amortization expense--nine months.........................             $   730
                                                                       =======

 J  To record the provision for income taxes for SMM:

                                                             12/31/98   9/30/99
                                                             --------   --------
Income from continuing operations of SMM...................  $10,021     $5,254
                                                                  37%        37%
                                                             -------     ------
                                                             $ 3,708     $1,944
                                                             =======     ======

                          BUSINESS OF THE SANDERS FIRM

GENERAL

    SMM was formed in 1987 by Don A. Sanders, Ben T. Morris, and John I. Mundy to create a financial services and investment banking firm building on the founders' core group of individual clients and emerging growth and small capitalization corporate clients. SMM was incorporated as a Texas corporation in June 1987 and is registered with the SEC as a broker/dealer.

    SMM's primary businesses are individual investor securities brokerage, institutional brokerage services, and investment banking services. It conducts these activities from its Houston headquarters and offices in New York City, Denver, and Chicago. SMM's retail and institutional brokerage and investment banking services are directly supported by SMM's proprietary research and trading department. SMM's research covers approximately 130 publicly-traded companies most of which are located in the Southwest.

    SMM's total revenues were $16.7 million in 1996, $24.9 million in 1997, $41.7 million in 1998 and $27.4 million for the nine months ended September 30, 1999. Net income was $3.7 million, $5.8 million, $10.0 million, and $5.3 million for the same periods.

    SMM and its principal officers often invest in the same securities as its clients, where suitable and permitted by applicable regulations (for example, employees and their families cannot purchase securities in public offerings that are deemed to be "hot issues" under NASD rules). SMM believes these co-investments create an identity of interest that is generally beneficial, especially in investments developed by SMM or where it plays a major on-going role. Other than the Environmental Opportunities and Corporate Opportunities Funds, its accounts are conducted on an individual basis. In many cases, a registered SMM employee holds a limited power of attorney permitting discretionary agency and certain other transactions on a client's behalf.

BROKERAGE SERVICES

    INDIVIDUAL INVESTOR SERVICES. SMM's individual investor business is based on the core group of private investors and customer base developed by Mr. Sanders in his more than 30 years in the financial industry. SMM and Mr. Sanders have continued to expand this market for client business over the years by offering, where suitable, opportunities to invest in private placements or public offerings that the firm has helped to develop. As a full-service broker, SMM offers its customers corporate equity and debt securities, including stocks followed by SMM's research analysts, underwritings that SMM co-manages or participates in as an underwriter, private placements in which SMM acts as the placement agent mutual funds, 401(k) plans, wrap-fee services, money market funds, as well as corporate, municipal and U.S. Government bonds. Commissions are charged on agency transactions in listed securities and securities traded on the Nasdaq National Market or in the over-the-counter market. When SMM executes trades as a principal, it charges markups or markdowns in lieu of commissions. In addition to retail commissions, SMM generates fee revenue from asset-based investment advisory services paid by some clients in lieu of commissions or sales credits. See "--Principal Transactions--Market-Making and Other Transactions."

    In addition to Mr. Sanders, SMM has been able to recruit and retain several experienced, productive brokers who have and seek to establish and maintain business relationships with high net worth individuals. SMM generally does not hire inexperienced brokers or trainees to work as retail brokers. SMM believes that its array of proprietary private placements and public offerings has been a key component in its ability to recruit new brokers. Continuing to add a select group of experienced, highly productive brokers is one part of SMM's growth strategy.

    In addition to executing transactions, SMM provides other services to individual investors, including portfolio strategy, research services and assistance in the sale of restricted securities.

    INSTITUTIONAL BROKERAGE. SMM's institutional brokerage strategy is to provide extraordinarily pertinent research coverage of companies, principally concentrated in companies in the Southwest, to a wide spectrum of institutional customers throughout North America, Europe, and Asia. Areas of emphasis include consolidation companies, the construction industry, environmental services, healthcare, natural gas exploration and production, oilfield services, pipelines, restaurants and food-related companies, specialty retailing, telecommunications, and technology. SMM provides institutional customers with research and execution trading services in both Nasdaq and exchange-listed equity securities. It also distributes equity securities to institutions in connection with offerings co-managed or underwritten by SMM.

    SMM's institutional customers include banks, retirement funds, mutual funds, endowments, investment advisors, and insurance companies. SMM provides services to a worldwide institutional client base. SMM currently has 14 institutional brokers and 14 analysts. SMM entered the institutional brokerage business in 1996 through the acquisition of Williams MacKay Jordan & Co., Inc., a registered broker-dealer based in Houston that specialized in institutional sales and securities analysis. The acquired firm had seven institutional sales representatives and five analysts at the time of acquisition.

    SMM uses its trading knowledge and expertise to provide institutional clients with value-added service, and makes a market in 51 stocks. SMM's total institutional commission revenues are dependent on those clients' assessment of the value of the research services, sales, and trading expertise provided by SMM.

    Commission revenue from SMM's individual clients and institutional activities constituted approximately 21.9% of SMM's total revenues for fiscal 1998, and 29.1%, of SMM's total revenues for the first nine months of 1999.

INVESTMENT BANKING AND UNDERWRITING

    SMM's investment banking strategy is to build a balance of corporate security underwriting, private financings, and financial advisory services. SMM has acted as placement agent in 54 private placements and as a co-managing underwriter in 29 public offerings. SMM believes that the number and dollar amount of its private placements and underwritings have contributed significantly to increased public and industry awareness of SMM and have resulted in increased demand for SMM's investment banking and corporate advisory services. The firm has 18 professionals performing investment banking services in Houston and New York.

    UNDERWRITING. SMM regularly participates in corporate securities distributions as a member of an underwriting syndicate or of a selling group in public offerings managed by other underwriters, including national and regional firms. SMM's syndicate department coordinates the distribution of co-managed equity underwritings, accepts invitations to participate in underwritings managed by other investment banking firms and allocates SMM's selling allotments to its various sales units.

    Participation in an underwriting syndicate or selling group involves both economic and regulatory risks. An underwriter or selling group member may incur losses if it is forced to resell the securities it is committed to purchase at less than the agreed purchase price. In addition, under the federal securities laws, other statutes and court decisions with respect to underwriters' liabilities and limitations on indemnification of underwriters by issuers, an underwriter is subject to substantial potential liability for material misstatements or omissions in prospectuses and other communications with respect to underwritten offerings.

    SMM has acted as a co-manager of 29 public securities offerings. In 1998, SMM acted as co-managing underwriter in connection with eight public offerings totaling approximately $485 million. In the first nine months of 1999, SMM has co-managed five issues totaling approximately $320 million.

    SMM is also active in the private placement market. In 1998, SMM initiated six private placements totaling $32.3 million. In the first nine months of 1999, SMM has initiated ten private placements totaling $65.7 million.

    Revenues from SMM's underwriting activities constituted approximately 28.3% of SMM's total revenues for 1998 and 40.9% of its total revenues for the first nine months of 1999.

    FINANCIAL ADVISORY SERVICES. SMM assists in arranging mergers, acquisitions, and divestitures and in structuring, managing and marketing private offerings of corporate securities. SMM also provides fairness opinions, valuations and financial consulting services.

    PROPRIETARY FUNDS. In January 1996, SMM organized Environmental Opportunities Fund, L.P. and the Environmental Opportunities Fund (Cayman), L.P. and raised $38 million for investments by these funds primarily in private and public companies providing environmental or industrial services and related products, an area where SMM has developed a specialty practice. In 1998, SMM organized a second investment fund, Environmental Opportunities Fund II, L.P. and Environmental Opportunities Fund II (Institutional), L.P., raising an additional $75 million for investments in the environmental services area. SMM then formed Corporate Opportunities Fund, L.P. and Corporate Opportunities Fund (Institutional), L.P. in 1998 with capital commitments of $48 million for investment primarily in private companies and small public companies with enterprise values of less than $250 million, particularly those in the healthcare, technology, and medical industries.

    Management and advisory fees and equity in earnings from limited partnerships constituted approximately 3.7% and 4.1%, respectively, of SMM's total revenues in 1998, and 8.3% and (4.6%), respectively, of its total revenues for the first nine months of 1999.

RESEARCH

    SMM uses its proprietary equity research analysis to drive or assist a large portion of its business. SMM's research department, which currently consists of 14 professionals, uses a value-oriented, fundamental approach to investing. This approach is based on an analysis of economic fundamentals, using tools such as price-to-earnings multiples, price-to-book value comparisons, both absolute and relative to historic norms, and the research department's own earnings forecasts. SMM relies primarily on its own research rather than on research products purchased from outside research organizations. SMM believes that the services provided by the research department have a significant impact on its revenue-generating activities, including individual and institutional brokerage, market-making, and investment banking.

PRINCIPAL TRANSACTIONS

    MARKET-MAKING AND OTHER TRANSACTIONS. SMM engages in trading as a principal, executing trades in Nasdaq equity securities or other over-the-counter securities as a market-maker. It also sometimes acts as a principal in municipal bonds, corporate debt, and U.S. government and agency securities. In lieu of commissions, SMM markups or markdowns transactions to create revenue in return for the risk it assumes. Principal transactions with customers are generally effected at a net price within or equal to the current interdealer price plus or minus a markup or markdown. The trading department's objective is to facilitate sales to customers and to other dealers, not to generate profits based on trading for SMM's own account.

    Revenues from principal transactions depend on the general trend of prices and the level of activity in the securities market, employee skill in market-making activities and inventory size. Trading activities carried out as a principal require a commitment of capital, and create an opportunity for profit and risk of loss due to market fluctuations. As of September 30, 1998, SMM made markets in the common stock or equity securities of 44 companies that were traded on Nasdaq, and seven companies that were otherwise traded in the over-the-counter market.

    The level of positions carried in SMM's trading accounts fluctuates significantly. The securities positions vary substantially depending on the firm's assessment of economic and market conditions, the allocation of capital among various stock, client demand, underwriting commitments, and market trading volume. The aggregate value of inventories that SMM may carry is limited by certain net capital requirements. See "--Net Capital Requirements."

    SMM has established procedures designed to reduce the systematic risks of its proprietary trading activities. It subjects its trading inventory positions and profit and loss statements to daily review by senior management of SMM and by its board of directors monthly. However, these procedures may not prevent all of these losses, any of which could have a material adverse effect on SMM's business, financial condition, results of operations or cash flows.

    Revenues from SMM's trading activities constituted approximately 40.7% of SMM's total revenues for 1998 and 23.5% of its total revenues for the first nine months of 1999.

    SECURITY CLEARING SERVICES. SMM has contracted with the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation to provide it with clearing services on a fully disclosed basis. In a fully disclosed clearing transaction, the identity of SMM's clients is known to the clearing agent, and the clearing agent performs a variety of services for SMM, including integrated trade execution, clearing, maintaining custody of certain assets of the correspondent's clients, financing client margin balances, mailing monthly statements, and other customized services.

ACCOUNTING, ADMINISTRATION, AND OPERATIONS

    SMM's accounting, administration and operations personnel are responsible for financial controls, internal and external financial reporting, compliance with regulatory and legal requirements, office and personnel services, SMM's information and telecommunications systems and processing SMM's securities transactions. Its operations department managers have worked on average more than 16 years in the securities industry. SMM expects that its communications and information systems are sufficient to accommodate its growth in the near term; however, SMM believes anticipated future growth may require implementation of new and enhanced communications and information systems and training of personnel to operate the systems. Any difficulty or significant delay in the implementation or operation of existing or new systems could adversely affect SMM's ability to manage growth.

    SMM is a member of the Securities Investor Protection Corporation, which protects customer accounts held by SMM of up to $500,000 each (limited to $100,000 for claims for cash) in the event of SMM's liquidation. Additionally, SMM maintains insurance coverage via Pershing in order to insure customer accounts in excess of Securities Investor Protection coverage up to a total of $75,000,000 per account.

COMPETITION

    The securities industry is intensely competitive. SMM competes directly with national and regional full-service broker-dealers and a broad range of other financial service firms. Many of SMM's competitors have substantially greater capital and financial and other resources, and greater name recognition, than SMM. In addition, SMM competes for assets with a variety of broker-dealers and financial entities, including mutual funds, which have enjoyed significant growth in recent years as many retail investors have sought the diversification and other perceived benefits available from these investment vehicles.

    Competition has intensified as many securities firms have either broadened their operations or have been acquired by or merged into banks, insurance companies, and other firms. The mergers and acquisitions have increased competition from these firms, many of which have significantly greater equity capital, financial and other resources than SMM. Many of these firms, because of their significantly greater financial capital and scope of operations, are able to offer their customers more product offerings, broader research capabilities, access to international markets and other products and services not offered by SMM, which may provide such firms with competitive advantages over SMM. The increasing competition and consolidation in SMM's principal businesses could strengthen SMM's competitors and adversely affect SMM's business.

    SMM also faces competition from companies offering discount and/or online brokerage services, including brokerage services provided over the Internet. These services represent a rapidly expanding segment of the securities industry. These competitors may have lower costs or provide greater services, and may offer their customers more favorable commissions, fees or other terms than those offered by SMM. Commissions charged to customers of discount and electronic brokerage services have steadily decreased over the past several years, and SMM expects the decreases to continue. The rapid development of discount and/or online brokerages and the decrease of commissions at such brokerages may have a material adverse effect on SMM's business, financial condition, results of operations or cash flows.

    SMM believes that the principal competitive factors in the securities industry are the quality and ability of professional personnel, the quality of the service offered as well as the relative prices of services and products offered. SMM and many of its competitors use direct solicitation of potential customers as a means of increasing business and furnish investment research in an effort to help existing and attract potential clients. Many of SMM's competitors also engage in advertising programs, which SMM does not use to any significant degree.

    SMM believes that its ability to compete for customers depends largely upon the skill, reputation and experience of its professional staff and the perceived value of its investments and research. SMM believes that these assets will continue to prove attractive to that segment of the investment community that relies on professional guidance.

REGULATION

    SMM's business and the securities industry in general are subject to extensive regulation in at both the federal and state levels, as well as by self-regulatory organizations.

    The SEC is the federal agency primarily responsible for the regulation of broker-dealers and investment advisers doing business in the United States, while the Board of Governors of the Federal Reserve System promulgates regulations applicable to securities credit transactions involving broker-dealers and other financial institutions. SMM is registered with the SEC as a broker-dealer. Certain aspects of broker-dealer regulation have been delegated to securities-industry self regulatory organizations, principally the NASD. The NASD Regulation, Inc. has been designated by the SEC as SMM's primary regulator. These self regulatory organizations adopt rules (subject to SEC approval) that govern the industry, and, along with the SEC, conduct periodic examinations of SMM's operations. Securities firms are also subject to regulation by state securities administrators in those states in which they conduct business. SMM is registered as a broker-dealer in all states (except Maine) and the District of Columbia.

    Broker-dealers are subject to regulations covering all aspects of the securities industry, including:

    - sales practices,

    - trade practices among broker-dealers,

    - capital requirements,

    - the use and safekeeping of customers' funds and securities,

    - record-keeping,

    - reporting requirements,

    - supervisory and organizational procedures intended to ensure compliance with securities laws, including the prevention of unlawful trading on material nonpublic information,

    - employee-related matters, including qualification and licensing of supervisory and sales personnel,

    - limitations on extensions of credit in securities transactions,

    - clearance and settlement procedures,

    - requirements for the registration, underwriting, sale and distribution of securities, and

    - compliance with the rules of the self regulatory organizations designed to promote high standards of commercial honor and just and equitable principles of trade.

    A particular focus of the applicable regulations concerns the relationship between broker-dealers and their customers. As a result, many aspects of the relationship between broker-dealers and customers are subject to regulation, including, in some instances, "suitability" determinations as to certain customer transactions, limitations on the amounts that may be charged to customers, timing of proprietary trading in relation to customers' trades and disclosures to customers.

    Under the National Securities Markets Improvement Act of 1996 and the Investment Advisors Supervision Coordination Act, investment advisors such as SMM with less than $25 million of investment advisory assets under management, excluding discretionary accounts and separate partnerships, are regulated by the securities administrators of the states in which they offer investment advisory services. SMM is currently registered as an investment advisor in Texas and Georgia.

    SMM also is subject to "Risk Assessment Rules" imposed by the SEC. These rules require, among other things, that certain broker-dealers maintain and preserve certain information, describe risk management policies, procedures and systems and report on the financial condition of certain affiliates whose financial and securities activities are reasonably likely to have a material impact on the broker-dealers' financial and operational condition.

    Additional legislation, changes in rules promulgated by the SEC, state regulatory authorities or self regulatory organizations, or changes in the interpretation or enforcement of existing laws and rules may directly affect the mode of operation and profitability of broker-dealers. The SEC, self regulatory organizations and state regulatory authorities may conduct administrative proceedings, which can result in censure, fines, the issuance of cease-and-desist orders or the suspension or expulsion of a broker-dealer, its officers or employees. The principal purpose of regulating and disciplining broker-dealers is the protection of customers and the securities markets, rather than the protection of creditors and shareholders of broker-dealers.

    As a registered broker-dealer, SMM is required to establish and maintain a system to supervise the activities of its retail brokers and other securities professionals. The supervisory system must be reasonably designed to achieve compliance with applicable securities laws and regulations, as well as self regulatory organization rules. The self regulatory organizations have established minimum requirements for such supervisory systems; however, each broker-dealer must establish procedures that are appropriate for the nature of its business operations. Failure to establish and maintain an adequate supervisory system may result in sanctions imposed by the SEC or a self regulatory organization that could limit SMM's ability to conduct its securities business. Moreover, under federal law, and certain state securities laws, SMM may be held liable for damages resulting from the unauthorized conduct of its registered personnel to the extent that SMM has failed to establish and maintain an appropriate supervisory system.

    As part of its regular examination cycle, NASD Regulation inspected SMM in August 1999. Following this inspection, various issues primarily regarding supervisory procedure documentation, recordkeeping requirements, and supervision relating to such requirements and procedures were brought to SMM's attention. The NASD Regulation has not informed SMM if it will refer any of the identified issues to its enforcement divisions for further consideration. Although SMM believes that there are defenses in connection with these issues, the NASD Regulation could commence enforcement proceedings with respect to one or more of the issues. If one or more enforcement proceedings were commenced and one or more proceedings were to result in a determination that SMM or its employees, including executives with ultimate supervisory responsibility, violated or failed to enforce securities rules or regulations, sanctions for the violations could range from a letter of caution or censure, to financial costs and penalties or various limitations on firm or employee activity, including individual suspensions. These sanctions, including suspensions of SMM's employees or executives, could have a material adverse effect on SMM's business, financial condition, results of operations or cash flows. SMM has undergone NASD Regulation inspections in prior years and has not had an enforcement proceeding commenced with respect to any issues raised in previous inspections.

NET CAPITAL REQUIREMENTS

    As a registered broker-dealer, SMM is subject to the net capital requirement of Rule 15c3-1 under the Exchange Act. These net capital requirements, which specify minimum net capital for registered brokers and dealers, are designed to measure the general financial integrity and liquidity of a broker-dealer and require that at least a minimum part of its assets be kept in relatively liquid form.

    Net capital is generally defined as net worth (assets minus liabilities, as determined under generally accepted accounting principals), plus qualifying subordinated borrowings, less the value of all of a broker-dealer's assets that are not readily convertible into cash (such as goodwill, furniture, prepaid expenses, exchange seats and unsecured receivables), and further reduced by certain percentages of the market value of a firm's securities to reflect the possibility of a market decline prior to disposition.

    SMM is required to maintain minimum net capital, as defined in the net capital requirements of the Exchange Act, equal to the greater of $250,000 or 6 2/3% of aggregate indebtedness. Aggregate indebtedness is defined as the total money liabilities of a broker or dealer arising in any transaction excluding certain specified liabilities (including indebtedness adequately collateralized by securities which are carried long or by securities which collateralize a secured demand note and fixed liabilities adequately secured by assets acquired for use in the ordinary course of business). Failure to maintain the required net capital may subject a firm to suspension or revocation of registration by the SEC and suspension or expulsion by other regulatory bodies, and ultimately may require its liquidation. Further, a decline in a broker-dealer's net capital below certain "early warning levels," even though above minimum capital requirements, could cause material adverse consequences to the broker-dealer. For example, the net capital requirements prohibit payments of dividends, redemption of stock, the prepayment of subordinated indebtedness and payments in respect of subordinated indebtedness principal if thereafter net capital would be less than 6 2/3% of aggregate indebtedness.

    The SEC's net capital requirements also:

    - require that broker-dealers notify it, in writing, two business days before making withdrawals or other distributions of equity capital or lending money to certain related persons if such withdrawals would exceed, in any 30-day period, 30% of the broker-dealer's excess net capital and that they provide such notice within two business days after any such withdrawal or loan that would exceed, in any 30-day period, 20% of the broker-dealer's excess net capital.

    - prohibit a broker-dealer from withdrawing or otherwise distributing equity capital or making related-party loans if after the distribution or loan the broker-dealer has net capital of less than $300,000 or 6 2/3% of aggregate indebtedness and certain other circumstances.

    - provide that the SEC may, by order, prohibit withdrawals of capital from a broker-dealer for a period of up to 20 business days if the withdrawals would exceed, in any 30-day period, 30% of the broker-dealer's excess net capital and the SEC believes the withdrawals would be detrimental to the financial integrity of the firm or would unduly jeopardize the broker-dealer's ability to pay its customer claims or other liabilities.

    Compliance with the SEC's net capital requirements could limit those operations of SMM that require the intensive use of capital, such as underwriting and trading activities, and also could restrict SMM's ability to withdraw capital, which, in turn, could limit SMM's ability to pay dividends, and redeem or purchase shares of its outstanding common stock.

    SMM has been in compliance at all times with the net capital requirements. As of September 30, 1999, SMM was required to maintain minimum net capital of $250,000 and had total net capital of approximately $8.9 million, or approximately $8.7 million in excess of its minimum net capital requirement. In the past, when SMM has required additional net capital in order to participate as an underwriter in a securities offering, one or more of its shareholders have extended a temporary subordinated loan to SMM in order to meet the required net capital requirements. No such subordinated loans have been required during 1999.

EMPLOYEES

    As of September 30, 1999, SMM had 109 full-time and part-time employees, of whom 39 were employed as registered salespersons serving individual and institutional customers, 14 were employed as securities analysts, and 18 were professionals in SMM's corporate finance department. At that date, SMM held more than 9,000 active accounts. None of SMM's employees are covered by a collective bargaining arrangement. SMM believes that relations with its employees are good.

                          SMM SELECTED FINANCIAL DATA

    The selected financial data for SMM for the fiscal years 1994 to 1998 have been derived from and should be read with the SMM audited consolidated financial statements and their notes. SMM audited consolidated financial statements as of December 31, 1997 and 1998 and for each of the three years in the period ended December 31, 1998 are included elsewhere in this document.

    The selected financial data as of and for the nine months ended
September 30, 1999 have been derived from SMM unaudited consolidated financial statements that, in the opinion of SMM management, include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation. The interim results set forth below for the nine months ended September 30, 1999 may not be indicative of results for the full year.

    The consolidated financial data should be read in conjunction with, " SMM Management's Discussion and Analysis of Financial Condition and Results of Operations", and the consolidated financial statements and their notes.

                           SANDERS MORRIS MUNDY, INC.
                       SELECTED HISTORICAL FINANCIAL DATA
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                NINE MONTHS
                                                                 YEAR ENDED DECEMBER 31,                    ENDED SEPTEMBER 30,
                                                   ----------------------------------------------------   -----------------------
                                                     1994       1995       1996       1997       1998       1998           1999
                                                   --------   --------   --------   --------   --------   --------       --------
CONSOLIDATED STATEMENT OF INCOME DATA
Revenues:
  Underwriting...................................  $  5,197    $4,428    $ 6,939    $ 9,482    $11,835    $ 9,602        $11,209
  Commissions....................................     3,225     3,919      5,257      7,640      9,130      6,442          7,974
  Trading gains, net.............................     2,203     1,544      3,154      3,623     16,990     14,359          6,440
  Management and advisory fees from limited
    partnerships.................................        --        --        190        760      1,546        921          2,276
  Equity in earnings (loss) of limited
    partnerships.................................        --        --        383      2,159      1,693      1,445         (1,286)
  Other..........................................        13        14        760      1,264        555        547            777
                                                   --------    ------    -------    -------    -------    -------        -------
    Total revenues...............................    10,638     9,905     16,683     24,928     41,749     33,316         27,390
                                                   --------    ------    -------    -------    -------    -------        -------
Expenses:
  Employee compensation and benefits.............     5,523     5,212      8,849     12,215     23,144     19,079         15,858
  Clearing and execution fees....................       766       860      1,139      1,789      1,953      1,399          1,558
  Other..........................................     2,840     2,949      2,948      4,423      5,917      4,347          5,010
                                                   --------    ------    -------    -------    -------    -------        -------
    Total expenses...............................     9,129     9,021     12,936     18,427     31,014     24,825         22,426
                                                   --------    ------    -------    -------    -------    -------        -------
Income before cumulative effect of a change in
  accounting principle and minority interests....     1,509       884      3,747      6,501     10,735      8,491          4,964
Cumulative effect of a change in accounting
  principle......................................        --        --         --         --       (285)        --             --
Minority interests...............................        --        --         82        699        429        395           (290)
                                                   --------    ------    -------    -------    -------    -------        -------
Net income.......................................  $  1,509    $  884    $ 3,665    $ 5,802    $10,021    $ 8,096        $ 5,254
                                                   ========    ======    =======    =======    =======    =======        =======
Earnings per share--basic and diluted............  $  23.66    $15.12    $ 60.32    $ 95.36    $167.13    $135.02        $ 87.00
                                                   ========    ======    =======    =======    =======    =======        =======
Weighted average shares--basic and diluted.......        64        59         61         61         60         60             60
                                                   ========    ======    =======    =======    =======    =======        =======
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
  DATA
Assets:
  Cash & cash equivalents........................  $  2,129    $3,163    $ 4,737    $ 5,249    $ 8,814    $ 9,886        $12,110
  Securities owned:
    Marketable...................................     1,705       517      1,364      1,881      3,566      5,262          2,537
    Not readily marketable.......................       174       340        474      3,168      9,912     10,132          6,702
  Other..........................................       667     1,504      2,397      3,591      3,407      3,481        $ 3,664
                                                   --------    ------    -------    -------    -------    -------        -------
    Total assets.................................  $  4,675    $5,524    $ 8,972    $13,889    $25,699    $28,761        $25,013
                                                   ========    ======    =======    =======    =======    =======        =======
Liabilities......................................  $  1,765    $1,730    $ 1,458    $ 2,105    $ 5,848    $10,863        $ 7,109
Minority interests...............................        --        --         92        740      1,086      1,101            675
Stockholders' equity.............................     2,910     3,794      7,422     11,044     18,765     16,797         17,229
                                                   --------    ------    -------    -------    -------    -------        -------
    Total liabilities, minority interests, and
      stockholders' equity.......................  $  4,675    $5,524    $ 8,972    $13,889    $25,699    $28,761        $25,013
                                                   ========    ======    =======    =======    =======    =======        =======

                  SMM MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

TAX STATUS

    SMM has elected to be treated as a S corporation for federal income tax purposes. Accordingly, SMM's shareholders are individually responsible for reporting for federal income tax purposes their appropriate share of SMM's taxable income. Consequently, no provision for federal income taxes is included in SMM's financial statements.

COMPONENTS OF REVENUES AND EXPENSES

    REVENUES. Total revenues consist primarily of underwriting revenue, commissions, net trading gains and losses, management and advisory fees, interest income, equity in earnings of limited partnerships, and other income including corporate finance fees. Revenue from underwriting and corporate finance is substantially dependent on the market climate for public and private offerings of equity and debt securities in the sectors in which SMM focuses its efforts. Commission income is dependent on Nasdaq trading volume and spreads on the securities traded. Net trading and investment gains or losses are dependent on the market performance of securities held, the decisions of management as to the long or short position, as well as the dollar exposure in these securities. Accordingly, SMM's revenues have fluctuated, and are likely to continue to fluctuate, based on these factors.

    Underwriting revenue includes net underwriting gain or loss, selling concessions, placement agent fees, management fees, and other reimbursed expenses (net of syndicate expenses) associated with securities offerings in which SMM acts as an underwriter or placement agent. Underwriting activities include both public offerings and private placements. SMM acts in varying capacities in underwriting activities, which based on the underlying economics of each transaction, determines its ultimate revenues from these activities and if a transaction results in a profit or loss. Corporate finance revenues consist of merger and acquisition and other corporate finance advisory fees. Corporate finance fees have fluctuated, and are likely to continue to fluctuate, based on the number and size of transactions completed by SMM.

    SMM's investment banking and corporate finance activities consist of a broad range of activities, including public and private transactions encompassing a wide variety of securities and financial advisory services in merger, acquisition, and strategic partnering transactions. During 1998, SMM co-managed eight public offerings that raised over $484 million and acted as placement agent in six private placements raising $32.3 million excluding the investment partnerships sponsored by SMM. During 1998, SMM completed or was advisor on 23 investment banking or corporate finance transactions. These assignments represented more than $300 million in merger and acquisition and other advisory transactions. SMM increased the number of personnel in its investment banking and research departments in order to increase its focus on a number of industry sectors that SMM believes offer favorable opportunities for it to gain market share, as well as reduce concentrated exposure to cyclical declines in sectors in which SMM operates.

    Commission income consists of a portion of dealer spreads attributed to SMM's securities trading activities as principal in Nasdaq-listed and other over-the-counter securities, and is primarily derived from SMM's activities as a market-maker. Commissions revenue also includes revenue from executing stock exchange-listed securities and over-the-counter transactions as agent.

    Trading gains or losses are combined and reported on a net basis. Gains and losses result primarily from market price fluctuations that occur in positions held in SMM's trading security inventory, from changes in values of warrants owned in connection with SMM's key executive plan, and the level of sales credits. SMM realized significant trading gains in 1998 and 1999 from the sale of all or a portion of its investments in Knight/Trimark Group, Inc. and Earthcare Company. Other than its remaining position in Earthcare Company, which will be distributed to the SMM shareholders before the merger closes, SMM does not hold any investments at this time that it currently expects will result in gains similar to those realized in these two investments.

    SMM receives management and advisory fees in its capacity as the investment manager to advisory clients and as a member of the general partner of investment partnerships comprising three private equity funds sponsored by SMM. These fees are typically a percentage of the assets from time to time under management. It also receives incentive compensation in some cases. Equity in earnings of limited partnerships includes investment increases and decreases in the value of SMM's interest in the investment partnerships managed by SMM. Equity in earnings of limited partnerships will fluctuate with the valuations of securities held by these partnerships. The first two investment funds invest primarily in the securities of companies engaged in the environmental services and related products sectors and are subject to risks associated with these sectors.

    In each of the partnerships the general partner has a 1% general partner's interest. After limited partners have received a return of their capital plus a stated rate of return, distributions are allocated 50% to the limited partners and 50% to the general partner until the general partner has received a cumulative distribution equal to 20% of all distributions, then distributions are allocated 80% to the limited partners and 20% to the general partner. SMM has agreed to allocate to the managers of the investment partnerships and employees designated by such managers from 40% to 45% of its interest in the 20% distributions of the partnerships. SMM owns a 75% interest in the general partner of the first fund and 100% of the general partner of the second and third funds.

    EXPENSES. Compensation and benefits expense includes base salaries as well as commissions paid to sales personnel, incentive compensation paid to trading, underwriting, and corporate finance professionals, and to executive management and profit-sharing for other employees. Incentive compensation varies primarily based on profitability and revenue production. Incentive compensation related to investment partnerships is accrued but not paid until SMM receives cash distributions from the partnerships. Salaries, payroll taxes, and employee benefits are relatively fixed in nature. In 1991, SMM established an age-related profit sharing plan for its employees, which permits SMM to make discretionary contributions. SMM recorded a compensation expense of $435,736 in 1998 related to this plan. In 1992, SMM established a key executive plan under which the executive officers and certain other key employees are eligible to participate in a pool of warrants that SMM received in various capital raising and corporate finance transactions (see--"Warrants"). In 1998, SMM recorded compensation expense of approximately $9 million in connection with the increase in realized and unrealized appreciation of warrants held by this plan. As part of the merger, this plan will be suspended and no additional warrants will be contributed to it. Warrants that are received after the merger in connection with capital rasing and corporate finance transactions will be owned by Sanders Morris Harris and any gains realized on the exercise of such warrants will accrue to it not to specific executives. Gains on these warrants may not be realized in the future.

RESULTS OF OPERATIONS

    The following table sets forth revenues and expenses as a percentage of revenues for the periods presented:

                                                                                           NINE MONTHS
                                                    YEAR ENDED DECEMBER 31,            ENDED SEPTEMBER 30,
                                                --------------------------------    -------------------------
                                                  1996        1997        1998        1998             1999
                                                --------    --------    --------    --------         --------
Revenues:
Underwriting................................      41.6%       38.0%       28.3%       28.9%             40.9%
Commissions.................................      31.5%       30.6%       21.9%       19.3%             29.1%
Trading gains, net..........................      18.9%       14.5%       40.7%       43.1%             23.5%
Management and advisory fees from limited
  partnerships..............................       1.1%        3.1%        3.7%        2.8%              8.3%
Equity in earnings (loss) of limited
  partnerships..............................       2.3%        8.7%        4.1%        4.3%            (4.6)%
Other.......................................       4.6%        5.1%        1.3%        1.6%              2.8%
                                                 -----       -----       -----       -----           -------
      Total revenues........................     100.0%      100.0%      100.0%      100.0%            100.0%

Expenses:
Employee compensation and benefits..........      53.0%       49.0%       55.4%       57.3%             57.9%
Clearing and execution fees.................       6.8%        7.2%        4.7%        4.2%              5.7%
Other (1)...................................      17.7%       17.7%       14.2%       13.0%             18.3%
                                                 -----       -----       -----       -----           -------
      Total Expenses........................      77.5%       73.9%       74.3%       74.5%             81.9%
                                                 -----       -----       -----       -----           -------
Income before cumulative effect of a change
  in accounting principle and minority
  interests.................................      22.5%       26.1%       25.7%       25.5%             18.1%

------------------------

(1) Includes business development and sales support, professional services, reserves for uncollectible accounts, occupancy and equipment, information services, and other expenses.

COMPARISON OF THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

    Total revenues decreased 17.8% from $33.3 million in the first nine months of 1998 to $27.4 million for the same period in 1999. Increases in underwriting revenues, commissions and management and advisory fees were offset by decreases in equity earnings of limited partnerships and trading gains.

    Net trading gains decreased 55.2% from $14.4 million for the nine months ended September 30, 1998 to $6.4 million in 1999. The decrease was the result of realization of lower net realized and unrealized gains on warrants held by the key executive plan and on the sale of the underlying securities in the first nine months of 1999 as compared to 1998. Underwriting revenue increased 16.7% from $9.6 million in 1998 to $11.2 million in 1999. Commission income increased 23.8% from $6.4 million in the first nine months of 1998 to $8.0 million in 1999 due to increases in individual and institutional sales. Management and advisory fees from limited partnerships increased 147.0% to $2.3 million from $921,000 in 1998. This increase is attributable to the establishment of two new investment funds in the second half of 1998. Equity in earnings of limited partnerships decreased $2.7 million from $1.4 million in 1998 to $(1.3) million in 1999. This decline is the result of a decrease in unrealized appreciation in investments held by limited partnerships.

    Total expenses decreased 9.7% from $24.8 million in first nine months of 1998 to $22.4 million in 1999 due primarily to a decrease in compensation and benefits.

    Compensation and benefits expense decreased 16.9% from $19.1 million in the first nine months of 1998 to $15.9 million in 1999. The decrease resulted primarily from lower expenses under the key executive plan. Average employee headcount increased to 106 for the first nine months of 1999 compared to 89 in 1998.

    Clearing and execution fees increased 11.4% from $1.4 million in the first nine months of 1998 to $1.6 million in 1999 reflecting higher trading activities.

    Other operating expenses increased 15.3% from $4.3 million in 1998 to $5.0 million in 1999. This increase is primarily due to increased occupancy expenses resulting from the opening of offices in Denver and Chicago and increased information services expense.

    Net income decreased 35.1% from $8.1 million for the first nine months of 1998 compared to $5.3 million for 1999. This decrease is attributable to the substantial decrease in revenues from trading gains and the decrease in unrealized appreciation in investments held by limited partnerships.

COMPARISON OF THE YEARS ENDED DECEMBER 31, 1998 AND 1997

    Total revenues increased 67.5% from $24.9 million in 1997 to $41.7 million in 1998 as a result of increased trading gains, underwriting and corporate finance, commission income, and management and advisory fees offset by a decrease in equity earnings of limited partnerships.

    Net trading gains increased 368.9% from $3.6 million in 1997 to $17.0 million in 1998 due primarily to the realization of gains by SMM of approximately $1.3 million from the sale of shares in Knight/Trimark
Group, Inc. and $1.6 million from the sale of shares in Earthcare Company and realized and unrealized gains in connection with warrants held by the key executive plan of approximately $9.0 million. Underwriting revenue increased 24.8% from $9.5 million in 1997 to $11.8 million in 1998. This increase in revenue was produced primarily by the increase in the number and size of public and private placements and syndicate activities of SMM in 1998. Commission income increased 19.5% from $7.6 million in 1997 to $9.1 million in 1998 through higher production by a larger staff of individual and institutional sales representatives. Management and advisory fees increased 103.4% from $760,000 in 1997 to $1.5 million in 1998 as SMM established two additional investment funds in 1998. Equity in earnings of limited partnerships decreased 21.6% from $2.2 million in 1997 to $1.7 million in 1998. The decrease resulted from a decline in the value of investments held by the limited partnerships.

    Total expenses increased 68.3% from $18.4 million in 1997 to $31.0 million in 1998 largely as a result of increases in sales compensation, employee salaries, and benefits expense.

    Compensation and benefits expense increased 89.5% from $12.2 million in 1997 to $23.1 million in 1998. The increase was due primarily to (1) the unrealized and realized gains on warrants held in the key executive plan, the sale of the securities underlying such warrants, and the distribution of the proceeds of such sales of approximately $9.0 million and (2) incentive compensation paid to the managers of certain of SMM's limited partnerships of approximately
$1.0 million. In addition, employee headcount increased. Average employee headcount was 74 in 1997 compared to 94 in 1998. The increases were concentrated in revenue producers and support staff directly related to such individuals.

    Clearing and execution fees increased 9.2% from $1.8 million in 1997 to $2.0 million in 1998 due to the increase in sales and trading activities.

    Other expenses increased 33.8% from $4.4 million in 1997 to $5.9 million in 1998. This increase reflected (1) increased occupancy and equipment expense due to expanded office space, rent escalations, and higher depreciation expense,
(2) increased information services expense, due primarily to greater telecommunications expenses from the additional employees and enhancement of network technology, and (3) increases in provisions for uncollectible notes and accounts receivable and arbitration and litigation costs.

    Net income increased 72.7% from $5.8 million in 1997 to $10.0 million in 1998. This increase was primarily attributable to the significant increase in net trading gains discussed above and gains in revenues that were greater than the expense increases.

COMPARISON OF THE YEARS ENDED DECEMBER 31, 1997 AND 1996

    Total revenues increased 49.4% from $16.7 million in 1996 to $24.9 million in 1997 due to increases in trading and investment gains, underwriting and corporate finance, commission income, management fees, and equity in earnings of limited partnerships.

    Net trading gains rose 14.9% from $3.2 million in 1996 to $3.6 million in 1997 driven by increases in the number and volume of trades executed by SMM. Underwriting revenue increased 36.6% from $6.9 million in 1996 to $9.5 million in 1997, as a result of the growth in the size and number of private and public offerings in which SMM participated in 1997 compared to 1996. Commission income increased 45.3% from $5.3 million in 1996 to $7.6 million in 1997 due primarily to the inclusion for a full year of the institutional sales staff added in October 1996 when SMM acquired Williams MacKay Jordan & Co., Inc. Management and advisory fees increased 300% from $190,000 in 1996 to $760,000 as a result of the inclusion of fees earned from the Environmental Opportunities Fund for a full year as compared to three months in 1996. Equity in earnings of limited partnerships increased from $383,000 in 1996 to $2.2 million in 1997 due to the increase in the value of investments held by investment partnerships managed by SMM.

    Total expenses increased 42.5% from $12.9 million in 1996 to $18.4 million in 1997. Higher compensation and benefits expense and occupancy and equipment expense were the main factors in this increase.

    Compensation and benefits expense increased 38.0% from $8.8 million in 1996 to $12.2 million in 1997. The increase was the result of the payment of deferred compensation under the key incentive plan and an increase in staff. Average employee headcount was 74 in 1997 compared to 46 in 1996.

    Clearing and execution fees increased 57.1% from $1.1 million in 1996 to $1.8 million in 1997 reflecting the increase in sales and trading activities.

    Other expenses increased 50.0% from $2.9 million in 1996 to $4.4 million in 1997. This increase was due to (1) increased occupancy and equipment expense due to expansion of the Houston and New York offices and an increase in depreciation expense related to acquisitions of computer and telecommunications equipment,
(2) increased information services expense from the greater number of employees and expansion of facilities and enhancement of network technology, and
(3) increased expenses associated with the acquisition of Williams MacKay
Jordan & Co., Inc.

    Net income increased 58.3% from $3.7 million in 1996 to $5.8 million in 1997, primarily as a result of increases in the value of investments held by investment partnerships managed by SMM.

LIQUIDITY AND CAPITAL RESOURCES

    SMM has historically satisfied its liquidity and regulatory capital needs through three primary sources: (1) internally generated funds, (2) equity capital, and (3) credit provided by SMM's clearing broker and that broker's affiliates. SMM has from time to time used, and may continue to use, temporary subordinated loans to meet the regulatory capital requirements to support its underwriting activities. SMM has no material long-term debt.

    SMM's principal assets consist of cash and cash equivalents, receivables from other broker-dealers, including its clearing broker, securities held for trading purposes and long-term investments. Long-term investments consist primarily of investments in limited partnerships in which SMM serves as managing partner, available-for-sale securities, and equity investments in privately held companies. Although the investments in limited partnerships are for the most part illiquid, the underlying investments of such partnerships are mostly in publicly traded, liquid equity and debt securities.

    As of September 30, 1999, SMM had liquid assets consisting primarily of cash and cash equivalents of $12.1 million. Cash equivalents consist primarily of money market funds. SMM also held $2.5 million in marketable securities in its trading accounts.

    SMM, as a broker-dealer, is registered with the SEC and is a member of the NASD. As such, it is subject to the minimum net capital requirements established by the SEC. SMM's regulatory net capital has historically exceeded these minimum requirements. As of September 30, 1999, SMM was required to maintain minimum regulatory net capital of $250,000 and had total regulatory net capital of $8.9 million which exceeded its minimum requirement by $8.7 million.

    Regulatory net capital requirements increase when SMM is involved in underwriting activities, as they are based upon a percentage of the amount underwritten. On occasion SMM has required additional net capital in order to participate as an underwriter in a securities offering. In these cases, one or more of SMM's shareholders have extended a temporary subordinated loan to SMM in order to meet the required net capital requirements. SMM did not have any subordinated loans outstanding to affiliates as of September 30, 1999, and did not require any such subordinated loans during 1999.

    SMM management believes its current level of equity capital, enhanced by funds anticipated to be generated from operations, are adequate to meet its liquidity needs and regulatory capital requirements associated with its broker-dealer activities.

WARRANTS

    In certain capital raising transactions, SMM received and holds warrants for stock of the issuing corporation generally exercisable at the corporation's offering price. In 1992, SMM established the Key Executive Plan as an incentive for certain of its employees and transferred certain of the warrants that it held to this plan. At the end of each year SMM transfers to the plan warrants that it received during the year. The warrants are allocated to key employees as additional incentive compensation. At December 31, 1998, the warrants held by the plan were valued at approximately $3 million. The value of the warrants is carried as an asset with any increases or decreases in the value of the warrant recorded as trading gains. Upon the exercise of a warrant and the sale of the underlying securities, SMM realizes a trading gain that is offset by compensation expense in an equal amount.

MARKET AND BUSINESS RISK

    GENERAL. The equity, and to a lesser extent, debt markets affect SMM's business. Periods of high or low stock prices or volumes are beyond its control and largely impossible to predict. SMM is constantly in conversation with existing or prospective investment banking clients concerning possible capital raising transactions. However, given the uncertainties involved in completing such transactions, SMM is unable to predict when or whether any such transactions will be successfully completed. Market, economic, interest rate, and other exogent factors will affect the feasibility of these transactions.

    SMM monitors its market and counter-party exposure on a daily basis through control procedures designed to identify and evaluate the various risks entailed. SMM has designated individuals and committees to review and manage, among other things, the business and transactional risks associated with actual or potential positions, clients, and transactions. SMM seeks to control the risks associated with its investment banking activities by review and approval of transactions by the relevant committee, before accepting an engagement or pursuing a material investment transaction.

    SMM's primary risk exposure is to equity and, and to a lesser degree, debt price changes and the resulting impact on SMM's marketable trading and long-term investments. Direct market risk exposure to changes in foreign exchange rates is not material. Equity and debt price risk is managed primarily through the daily monitoring of capital commitments. SMM has business risk exposure to changes in overall market volume and sentiment.

    TRADING SECURITIES. At September 30, 1999, the fair value of SMM's trading securities was $504,000 in long positions and $298,000 in short positions. The net potential loss in fair value at September 30, 1999, using a 10% hypothetical decline in reported value of long positions (offset by a 10% hypothetical increase in reported value of short positions) is $20,600.

    LONG-TERM INVESTMENTS. SMM's long-term investments consist of investments in investment partnerships that are managed by SMM, direct debt and equity investments in privately held companies, and direct equity securities of public companies, some restricted as to sale.

    A majority of the underlying assets of the proprietary investment partnerships are equity securities of domestic, publicly traded companies and private companies. These underlying investments are marked to market and SMM records its proportionate share of gains and losses. To the extent the underlying investments of the investment partnerships and direct investments of SMM are not readily marketable securities, they are valued at estimated fair values.

    As of September 30, 1999, the recorded value of SMM's long-term investment securities (including the value of its investments in limited partnerships) was $5.8 million. The net potential loss in fair value, using a 10% hypothetical decline in reported value, is $580,000.

MATTERS RELATED TO YEAR 2000

    The following year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Disclosure Act.

    SMM uses certain software and related information technologies that may be affected by the date change in the year 2000. SMM is also heavily reliant on certain third parties for critical information processing, particularly its clearing broker, Pershing Division of Donaldson Lufkin & Jenrette Securities Corporation. Additionally, SMM relies on certain non-information technology systems such as communications and building operations systems that could also be affected by the date change. The failure of these non-information technology systems could interrupt or shut down business operations for some period of time.

    The year 2000 issue exists because many computer systems and applications currently use two-digit date fields to designate a year. When the century date change occurs, certain date-sensitive systems may recognize the year 2000 as 1900, or not at all. This inability to recognize or properly treat the year 2000 may result in a systems failure or cause systems to process critical financial and operational information incorrectly.

    SMM has assessed and continues to assess the level of the year 2000 readiness of its internal information technology systems, those of vendors on which it places significant reliance and its non-information technology systems. The year 2000 plan being followed by SMM contains four phases:

    - Phase I--inventorying and prioritization of in-house and third party information technology and non-information technology systems.

    - Phase II--diagnostic assessment of critical information technology and non-information technology systems for year 2000 compliance.

    - Phase III--implementation and testing of solutions, including necessary repair work, modifications, and replacements to system software and hardware.

    - Phase IV--execution of the contingency plan created during phases one through three for those areas where residual risk is identified.

    SMM has substantially completed all phases of its year 2000 plan. The total cost associated with SMM's year 2000 plan is not expected to be material to SMM's financial position.

    SMM has inquired of and obtained certain information regarding Pershing's year 2000 plans and state of readiness. Pershing has indicated that (1) it has established a task force to review and develop an action plan to address the year 2000 issue, (2) its action plan addresses both information and non-information technology issues, and (3) it believes that the activities that it is undertaking should satisfactorily resolve year 2000 compliance exposure within its own worldwide systems. Pershing has also indicated that it actively participates in various industry wide testing of critical systems used to interface with third party clients and service providers.

    Pershing and SMM rely heavily on various third party systems or services to conduct business, including Nasdaq Stock Market, Inc., New York Stock
Exchange, Inc. and regional and national telecommunications and market data services providers. SMM is presently monitoring the progress of these and other entities' year 2000 compliance. Due diligence that SMM has and is continuing to perform to evaluate the readiness of key third party vendors includes point to point testing with mission critical vendors, such as Nasdaq, Instinet, and Bloomberg, conducting interviews with key third party vendors and analysis of compliance letters received from third party vendors. To date SMM has not encountered a vendor that does not expect to be fully compliant by the end of the year. In addition, SMM intends to continue monitoring the progress of its third party vendors through a combination of the following activities: reviewing status updates whenever provided by third party vendors, performing additional point to point testing when third party vendors provide this capability, and reviewing results from the Securities Industries Association testing when made available.

    To mitigate material risks due to failure resulting from year 2000 issues, SMM has prepared contingency plans for its mission critical systems. The failure of Pershing or other critical service providers to satisfactorily address the year 2000 issue, or the failure of SMM's contingency plans to mitigate any year 2000 failures, such as SMM's inability to submit trade orders timely and Pershing's inability to clear SMM's trades, could have a material adverse effect on SMM's operations, liquidity and financial condition.

    The actual year 2000 related costs may differ materially from SMM's current expectations. Specific factors that might cause such material differences include, SMM's success in identifying all systems and programs that are not year 2000 ready; the success of SMM's business partners, vendors, and clients in addressing the year 2000 issue; and SMM's ability to successfully implement contingency plans, if required, and similar uncertainties.

                        OUR MANAGEMENT AFTER THE MERGER

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

    This table sets forth information about our directors and executive officers upon completion of the Merger (ages as of November 30, 1999):

                                                                                                  DIRECTOR
NAME                                          AGE                      POSITIONS                    CLASS
----                                        --------   -----------------------------------------  ---------
Titus H. Harris, Jr.......................     68      Chairman of the Board, Director            Class III
Robert E. Garrison II(1)..................     57      President, Chief Executive Officer,        Class III
                                                       Director
Don A. Sanders............................     63      Vice-Chairman, Director                    Class I
Donald R. Campbell........................     59      Vice-Chairman, Director                    Class III
Ben T. Morris(1)..........................     53      President, Chief Executive Officer of      Class II
                                                       Sanders Morris Harris, Director
George L. Ball............................     61      Chairman of the Board of Sanders Morris    Class III
                                                       Harris, Director
Stephen M. Reckling.......................     37      Chairman and Chief Executive Officer of    Class I
                                                       Pinnacle Management & Trust
Peter W. Badger(3)........................     53      President and Chief Executive Officer of   Class III
                                                       Spires, Director
Richard C. Webb...........................     66      Executive Vice-President of Sanders        Class I
                                                       Morris Harris, Director
Sean Dobson...............................     31      Executive Vice President of Spires,        Class I
                                                       Director
Edward C. Hutcheson, Jr...................     54      Chief Operating Officer
Tony Coelho(3)............................     56      Director                                   Class II
W. Blair Waltrip(1)(2)....................     45      Director                                   Class II
James H. Greer(2)(3)......................     72      Director                                   Class II
John H. Styles............................     64      Director                                   Class I
T. Craig Benson(2)........................     37      Director                                   Class II

------------------------

(1) Member of Executive Committee

(2) Member of Compensation Committee

(3) Member of Audit Committee

    TITUS H. HARRIS, JR. has served as our Chairman of the Board since
January 1999. Mr. Harris co-founded Harris Webb & Garrison in February 1994 and will be appointed as Executive Vice President and as a director of Sanders Morris Harris when the merger closes. He also serves as a director of Pinnacle Management & Trust, our wholly owned subsidiary. From September 1991 to
February 1994, he served as a registered representative at S.G. Cowen. Before then, Mr. Harris served as Senior Vice President of Lovett Underwood Neuhaus & Webb, (a division of Kemper Securities Group, Inc.) from January 1983 to
August 1991, and as Regional Sales Manager for the Houston-office of E.F. Hutton and Co., Inc. from January 1978 to December 1982. Mr. Harris has over 40 years experience in the securities industry.

    ROBERT E. GARRISON II has served as our President, Chief Executive Officer and a director since January 1999. Mr. Garrison co-founded Harris Webb & Garrison and will be appointed a director of Sanders Morris Harris when the merger closes. He also serves as a director of Pinnacle Management & Trust, which he co-founded in 1994 and served as Chairman and Chief Executive Officer through January 1999. Mr. Garrison serves as Chairman and a director of BioCyte, and as a director of HWG Capital, L.L.C., both of which are affiliates of Pinnacle Capital, Inc., our wholly owned subsidiary. From 1990 to 1991,
Mr. Garrison served as President and Chief Executive Officer of Medical Center Bank &

Trust Company. Before then he served as managing partner of the Lovett firm from 1983 to 1987, and Director of Research for Underwood Neuhaus and Co. from 1971 to 1982. Mr. Garrison serves as a director of FirstCity Financial Corp., a public diversified financial services company, and Intelect
Communications, Inc., a public telecommunications equipment company. He has over 34 years experience in the securities industry. Mr. Garrison is a Chartered Financial Analyst.

    DON A. SANDERS will be appointed as our Vice-Chairman and a director when the merger closes. He currently serves as Chairman of the Executive Committee and a director of SMM, which he co-founded in 1987. From 1987 to 1996, Mr. Sanders was President of SMM. Before joining SMM, he was employed by E.F. Hutton & Co., Inc. where he served from 1959 in various executive capacities, including as an Executive Vice President of E.F. Hutton from 1982 to 1987. He also was a member of E.F. Hutton's board of directors from 1983 to 1987.
Mr. Sanders has over 40 years experience in the securities industry.

    DONALD R. CAMPBELL has served as our Vice Chairman and a director since January 1999. He will be appointed a director of Sanders Morris Harris when the merger closes. Mr. Campbell has been President and Chief Operating Officer of TEI since 1991, a director of TEI since September 1990, and Chief Executive Officer since April 1994. Previously, he served in various executive capacities for TEI, including Chief Financial Officer.

    BEN T. MORRIS will be appointed a director and a member of our Executive Committee when the merger closes. He will also become a director of each of our other financial services subsidiaries. Mr. Morris will be appointed President and Chief Executive Officer of Sanders Morris Harris on closing of the merger. He currently serves as President, Chief Executive Officer, and a director of SMM, which he co-founded. Mr. Morris served as the Chief Operating Officer of Tatham Corporation from 1980 to 1984. Before then, he served in a number of executive positions with Mid-American Oil and Gas, Inc. and predecessor companies from 1973 to 1980, and was its President from 1979 to 1980. From 1967 to 1973, Mr. Morris was employed by what is now PricewaterhouseCoopers LLP, last serving as audit manager. He is a director of Capital Title Group, Inc., a public title agency and escrow services company. Mr. Morris is a certified public accountant.

    GEORGE L. BALL will be appointed a director when the merger closes. He will also be appointed Chairman of the Board of Sanders Morris Harris and become a director of each of our financial services subsidiaries. Mr. Ball currently serves as Chairman of the Board and a director of SMM. He has been a director of SMM since May 1992, and was non-executive Chairman of the Board from May 1992 to July 1997. From September 1992 to January 1994, Mr. Ball was a Senior Executive Vice President of Smith Barney Shearson Inc. From September 1991 to
September 1992, he was a consultant to J. & W. Seligman & Co. Incorporated. In 1982, Mr. Ball was elected President and Chief Executive Officer of Prudential-Bache Securities, Inc., and in 1986 was elected Chairman of the Board, serving in those positions until his resignation in 1991. He also served as a member of the Executive Office of Prudential Insurance Company of America from 1982 to 1991. Before joining Prudential, Mr. Ball served as President of E.F. Hutton Group, Inc. Mr. Ball is a former governor of the American Stock Exchange and the Chicago Board Options Exchange, and served on the Executive Committee of the Security Industries Association.

    STEPHEN M. RECKLING has served as Chairman and Chief Executive Officer of Pinnacle Management & Trust and our director since January 1999. Mr. Reckling will be appointed a director of Sanders Morris Harris when the merger closes. He is one of the founders of Pinnacle Management & Trust and from June 1994 to the present has served in various executive capacities at Pinnacle Management & Trust, most recently as its Executive Vice President and Chief Investment Officer and as a director. Mr. Reckling has over 13 years of investment management experience, including experience at one national and two regional investment banking firms.

    PETER W. BADGER has served as President of Spires and our director since January 1999. Mr. Badger will be appointed a director of Sanders Morris Harris when the merger closes. Mr. Badger co-founded and has been a partner and President of Spires since its inception in January 1995. He is also a director of Pinnacle Management & Trust. From April 1976 to July 1994, he served as Executive Vice President of Westcap Corporation. Mr. Badger has over 23 years experience in the institutional fixed-income securities market. He has NASD Series 24, 7 and 63 licenses.

    RICHARD C. WEBB has served as our director since January 1999. Mr. Webb co-founded Harris Webb & Garrison and he currently serves as its President and a director. He is also a director of Pinnacle Management & Trust. Mr. Webb will be appointed Executive Vice President and a director of Sanders Morris Harris when the merger closes. From 1991 to 1994, he was Regional Partner of S.G. Cowen, the correspondent broker of HWG. Before then, Mr. Webb served in various capacities with the Lovett firm, which he co-founded in 1981. He is also a director of Kent Electronics, Inc., a public electronic distribution company. Mr. Webb has served on the boards of several Houston-based community organizations, including science museum, education and hospital groups. He has over 39 years experience in the securities industries.

    SEAN DOBSON has served as our director since January 1999. Mr. Dobson is a founding partner of Spires and serves as its Executive Vice
President--Trading & New Business Development. Mr. Dobson has over twelve years experience in the mortgage securities market. Before joining Spires, he served as a registered representative for the Westcap Corporation from February 1994 to July 1994, registered representative for Arbor Financial Corp. from
January 1994 to February 1994, mortgage securities trader for the MMAR Group from November 1989 to January 1994 and research director for Robert Thomas Securities from October 1987 to November 1989. He has a NASD Series 7 and 63 licenses.

    EDWARD C. HUTCHESON, JR. has served as our Chief Operating Officer since August 1999, and before then as a consultant to the company beginning in January 1999. From February 1997 to January 1999, he was a principal with HWG Capital, an affiliate of Harris Webb & Garrison. In August 1994, Mr. Hutcheson co-founded Crown Castle International, a public company which owns and operates wireless communications towers and transmission systems. He served as Crown Castle's Chief Executive Officer from its inception until October 1996, as Chairman from inception to March 1997, and continues to serve as a director of the company. From 1990 to 1993, Mr. Hutcheson was President, Chief Operating Officer and a director of Baroid Corporation, a publicly held petroleum services company. He also serves as a director of Trico Marine Services, a public company which supplies marine support vessels to the oil and gas industry, and Titanium Metals Corporation, a public company which produces titanium sponge and mill products.

    TONY COELHO has served as our director since January 1999, and has served as a director of TEI since March 1990. Since September 1997, Mr. Coelho has served as a consultant to TeleCommunications, Inc., a company that operates call television and other telecommunications services. From October 1995 to September 1997, he was Chairman and Chief Executive Officer of ETC w/tci, Inc., an education and training technology subsidiary of TeleCommunications, Inc. From 1989 to June 1995, he was a Managing Director of Wertheim and served as President and Chief Executive Officer of Wertheim Schroder Investment Services. Mr. Coelho currently serves as Chairman of the Board of International Thoroughbred Breeders, Inc., an owner and operator of diversified gaming properties in New Jersey and Nevada, and is a director of Service Corporation International, a public company which owns and operates funeral homes, cemeteries and related business.

    W. BLAIR WALTRIP has served as our director and has served as a director of TEI since July 1988. He has been employed in various capacities for Service Corporation International since 1977 and now serves as that company's Executive Vice President and as a director.

    JAMES H. GREER has served as our director since January 1999, and has served as a director of TEI since March 1990. He has been Chairman of Shelton W. Greer Co., Inc., a building specialty products company, for over 25 years. Mr. Greer is also a director of Service Corporation International and AmeriCredit Corporation, a consumer credit company.

    JOHN H. STYLES has served as our director since June 1999. Mr. Styles has been the Chairman, President and Chief Executive Office of HEALTHPLUS Corporation since 1995. He served in the same capacities for Mid-America Healthcare Group from 1984 until its sale in 1995 and for Outpatient
Healthcare, Inc. from 1985 until its sale in 1992. He was a founding shareholder and director of Healthsouth, Inc. in 1984. Mr. Styles is also a private venture capitalist, focusing on the healthcare and other growth industries.

    T. CRAIG BENSON has served as our director since January 1999, and has served as a director of TEI since March 1990. He has been employed in various capacities for Service Corporation International since 1987 and now serves as that company's Vice President--International Operations.

KEY EMPLOYEES

    The following employees are expected to make significant contributions to our business:

SANDERS MORRIS HARRIS INC.

    R. LARRY KINNEY currently serves as Director of Trading Activities of SMM and will continue in that capacity for Sanders Morris Harris. Mr. Kinney will also be appointed a director of Sanders Morris Harris when the merger closes. Before joining SMM in 1996, he was a Partner and Managing Director of Soundview Financial Group where he headed equity trading activity. From 1990 to 1993, Mr. Kinney was Managing Director of OTC Trading at Furman Selz Inc. Before then, he was Senior Vice President of OTC Trading and International Equity Trading at E.F. Hutton.

    WYATT A. WILLIAMS, JR. currently serves as President--Institutional Sales and Research of SMM and will continue in that capacity for Sanders Morris Harris. Mr. Williams was a founder and served as President of Williams, MacKay Jordan & Co., Inc. from 1990 to 1996, when it was acquired by SMM. From 1985 to 1990, he was employed by the Lovett firm. He began his career as an oil analyst with Duff & Phelps, LLC in 1977, and was later promoted to group vice president, heading that firm's energy research division.

    BREDE C. KLEFOS currently serves as Sales Manager and Manager of the Financial Advisory Division of SMM and will continue in that capacity for Sanders Morris Harris. He was a sales manager for Smith Barney from 1993 to 1996 and for Shearson Lehman Brothers from 1987 to 1993. Before then, Mr. Klefos was a financial consultant and branch manager for E.F. Hutton in Houston, Texas from 1979 to 1987.

    KENNETH CH'UAN-K'AI LEUNG currently serves as Managing Director in SMM's Corporate Finance Department and co-investment manager of Environmental Opportunities Fund I and II, two private equity funds managed by SMM. He will continue in those capacities when the merger closes. Before joining SMM in 1995, Mr. Leung was a Managing Director at Smith Barney Shearson Inc. from 1978 to 1994. He was a Vice President of F. Eberstadt & Co. from 1974 to 1978 and an Assistant Treasurer at Chemical Bank from 1967 to 1974. Mr. Leung was an INSTITUTIONAL INVESTOR "All Star" analyst for 21 years.

    JAMES C. GALE currently serves as Managing Director in SMM's Corporate Finance Department and is investment manager of the Corporate Opportunities Fund sponsored by SMM. He will continue in those capacities when the merger closes. From 1991 to 1998, Mr. Gale was head of investment banking for Gruntal & Co. LLC. Prior to joining Gruntal & Co. LLC, he originated and managed private equity investments for the Home Investment Co. From 1981 to 1987, Mr. Gale was a senior investment banker at E.F. Hutton.

    HOWARD Y. WONG currently serves as Senior Vice President and Chief Financial Officer for both Harris Webb & Garrison and Pinnacle Management & Trust. He has held those positions since August 1996. Mr. Wong formerly served as Vice President and Trust Officer with River Oaks Trust Company from March 1989 to July 1996. He has a NASD Series 27 license.

PINNACLE MANAGEMENT & TRUST

    STEPHEN D. STRAKE serves as the President and Chief Operating Officer of Pinnacle Management & Trust. Mr. Strake has over 13 years of banking experience concentrated in marketing and relationship management for high net worth individuals and their related businesses. He served in various officer positions for Comerica Bank--Texas, N.A. from April 1993 to May 1996, and for First City Bank--Texas, N.A. from December 1989 to April 1993. During his banking career, Mr. Strake was involved in corporate finance, oil and gas exploration and production lending, cash management and trust/ investment activities.

    LYNN A. BERNARD, JR. serves as Executive Vice President and Chief Investment Officer of Pinnacle Management & Trust. In 1990, Mr. Bernard founded and served as a principal of L.A. Bernard & Associates, Ltd., an investment counseling firm specializing in global asset management, until he joined Pinnacle Management & Trust in 1997. Previously, he spent thirteen years with the investment banking firm of Goldman, Sachs & Co. in various officer capacities, last serving as Vice President in the Securities Sales Division in Houston where he represented private individual and institutional clients. Mr. Bernard has over 21 years of investment management experience.

    LINDA A. HALCOMB serves as the Vice President and Manager of Operations of Pinnacle Management & Trust. Ms. Halcomb has over 20 years of experience in trust and financial services. She is a current member of the National Association of Trust Auditors and Compliance Professionals and was formerly the Southern Regional Director of the National Trust Systems Association.

SPIRES FINANCIAL, L.P.

    TRACY G. ADAMS is a founding partner of Spires Financial and serves as its Executive Vice President--Trading. Ms. Adams has twelve years experience in the mortgage securities market. Before joining Spires Financial, she served as a registered representative for Westcap Corporation from February 1994 to July 1994, Senior Analyst for Arbor Financial from January 1994, and financial analyst for Robert Thomas Securities from August 1987 to November 1989. She has the NASD Series 24, 7 and 63 licenses.

    STEVEN M. GORMAN is a founding partner of Spires Financial and serves as its Director of Systems Development. Mr. Gorman has thirteen years experience as a designer of fixed-income analytical software and database applications. Before joining Spires Financial, he served as a Vice President for Westcap Corporation from February 1994 to October 1994, Vice President for MMAR Group from
January 1992 to January 1994, and Vice President for Bear, Stearns & Company from May 1986 to August 1992.

    RON FURMAN is in charge of the whole loan and servicing sales division of Spires Financial. Mr. Furman is a Senior Managing Director and Branch Manager of Spires Financial's Morris Plains, New Jersey office. He has 25 years experience trading secondary market whole loans and loan servicing. Before joining Spires Financial, Mr. Furman served as a Senior Vice President for Westcap Corporation from February 1984 to October 1995, Senior Vice President for Prudential Securities from October 1982 to February 1984, Executive Vice President for Ameribond from September 1981 to October 1982, and Senior Vice President for G.A. Thompson from September 1978 to September 1981.

He is a member of the Mortgage Bankers Association of America and has the NASD Series 24, 7, and 63 licenses.

    DEBBIE SHELLING REYNOLDS serves as Managing Director--Trading and Branch Manager of Spires Financial's Westport, Connecticut office. Ms. Reynolds has over fifteen years experience trading mortgage securities. Before joining Spires Financial, she served as a mortgage securities trader for Donaldson, Lufkin & Jenrette from February 1993 to February 1998, mortgage securities trader for Kidder Peabody from March 1990 to February 1993, and mortgage securities trader for Drexel Burnham Lambert from September 1983 to March 1990. She has the NASD Series 24, 7 and 63 licenses.

    DENNIS P. CIOLA serves as Managing Director and Branch Manager of Spires Financial's Austin, Texas office. Mr. Ciola has over 15 years experience in marketing and over seven years experience in the mortgage securities market. Before joining Spires Financial he served as a registered representative for Westcap Corporation from February 1994 to July 1994 and a registered representative for MMAR Group from April 1991 to December 1993. He has the NASD Series 24, 7 and 63 licenses.

    LAWRENCE H. FORRESTER serves as Executive Vice President, Chief Financial and Compliance Officer of Spires Financial, a position he has held since January 1997. Mr. Forrester has 15 years experience in financial and compliance matters with various broker-dealer firms in the Houston area. He earlier served as Senior Vice President and Chief Financial Officer of Lynn Hayes
Financial, Inc. from May 1994 to November 1995. He has the NASD Series 63, 53, 27, 24 and 7 licenses.

BOARD OF DIRECTOR CLASSES; DIRECTOR COMPENSATION

    Our board of directors is divided into three classes. Following a transition period, each class will serve for three years, with one class being elected each year at our annual shareholders' meeting. During the transition period, the terms of the Class I directors will expire at the 2002 annual meeting, the term of the Class II directors will expire at the 2000 annual meeting, and the term of the Class III directors will expire at the 2001 annual meeting. Classification of our board could lengthen the time required to change the composition of a majority of its members. In general, at least two shareholder meetings will be necessary for shareholders to change a majority of the members of our board.

    Each nonemployee director receives a fee of $1,500 for each meeting of our board of directors, a fee of the $1,000 for each Executive Committee meeting attended, and a fee of $750 for attendance at other committee meetings. No board or committee fees are paid to employee directors. Directors may also be periodically granted incentive awards under our 1998 incentive plan.

INCENTIVE PLAN

    We have adopted the 1998 Incentive Plan. The Incentive Plan is administered by the Compensation Committee of our board of directors, currently consisting of
W. Blair Waltrip, James H. Greer and T. Craig Benson. It is contemplated that the Committee will be reconstituted after the merger closes. Subject to the express provisions of the Incentive Plan, the Committee is authorized to, among other things, select grantees under the Incentive Plan and determine the size, duration and type, as well as the other terms and conditions (which need not be identical), of each Incentive Award. Key employees, including officers (whether or not they are directors), and consultants of our company and our subsidiaries and non-employee directors are eligible to participate in the Incentive Plan.

    Under the Incentive Plan, the Committee may grant "Incentive Awards," which can be:

    - incentive stock options, as defined in Section 422 of the Internal Revenue Code,

    - "nonstatutory" stock options,

    - stock appreciation rights,

    - shares of restricted stock,

    - performance units and performance shares,

    - other stock-based awards, and

    - supplemental payments dedicated to the payments of income taxes.

We may issue Incentive Awards under the Incentive Plan covering at any one time an aggregate of the greater of (1) 1,100,000 shares of our common stock and
(2) 15% of the number of shares of our common stock issued and outstanding on the last day of the immediately preceding calendar quarter. No more than 1,100,000 shares of our common stock will be available for incentive stock options--our ISOs.

    As of November 30, 1999, options covering 634,550 shares of our common stock were outstanding, leaving 465,500 shares available for grant of future Incentive Awards. However, on the first day of the quarter occurring immediately after the quarter in which the merger closes, an aggregate of about 2.13 million shares will be subject to the Incentive Plan, leaving us about 1.5 million shares available for grant of future Incentive Awards.

    Of these options, 102,500 represent replacement options for TEI options outstanding before closing of the combination transaction in January 1999, and 532,050 represent options granted on the day before the public announcement of the merger. The following table identifies options held by our directors and executive offices:

                                                        REPLACEMENT      NEW
NAME                                                    OPTIONS(1)    OPTIONS(2)
----                                                    -----------   ----------
W. Blair Waltrip......................................      7,500        5,000
James H. Greer........................................      7,500        5,000
T. Craig Benson.......................................      7,500        5,000
Tony Coehlo...........................................      7,500        5,000
Donald R. Campbell....................................     50,000       10,000
Robert E. Garrison II.................................                  40,000
Edward C. Hutcheson, Jr...............................                  27,000
Stephen M. Reckling...................................                  38,000
Titus H. Harris, Jr...................................                  20,400
Richard W. Webb.......................................                  20,400
Peter W. Badger.......................................                  21,700
Sean Dobson...........................................                  21,700
John H. Styles........................................                   5,000

------------------------

(1) Each of the replacement options have an exercise price of $10 per share and are fully vested, except for the replacement options held by Mr. Campbell which are vested as to 15,000 shares with the remaining 35,000 shares vesting in December 2003.

(2) Each of the new options have an exercise price per share of $4 5/8 and are vested as to 25% of the shares on the grant date with an additional 25% vesting on each anniversary date, except for the 5,000 options granted to each of the five nonemployee directors which are fully vested on the grant date.

    We intend to grant up to 550,000 additional options to key employees of SMM shortly after the merger closes.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In January 1999, we completed a business combination with TEI, Harris, Webb & Garrison, Inc., Pinnacle Management & Trust Company and Spires Financial, L.P., with Pinnacle emerging as the new public holding company and successor issuer to TEI, which is now our wholly owned subsidiary. In that combination transaction, just over 50% of our currently outstanding shares were issued to TEI's former shareholders in exchange for their TEI shares and slightly less than 50%, were issued to former owners of the other three financial services companies in exchange for their shares in their companies. The Pinnacle common shares beneficially held by our existing directors and executive officers were received based on their share ownership of the combining companies, except for shares underlying the October 1999 stock option grant. See "Our Management After the Merger--Incentive plan" and "Our Principal Shareholders after Merger."

    As part of the combination transactions, six former directors of TEI were appointed to our board of directors, along with six persons designated by the financial services companies. The executive officers of the financial services companies became our executive officers, together with TEI's President and Chief Executive Officer and Chief Operating Officer, who continued as our Vice-Chairman.

    In connection with the January 1999 combination, we lent $162,500 to Mr. Garrison and $237,500 to Mr. Reckling. All proceeds of the loans were used to exercise options to purchase 6,500 shares, in the case of Mr. Garrison, and 9,500 shares, in the case of Mr. Reckling, of Pinnacle Management & Trust common stock, at an exercise price of $25 per share prior to closing the combination transaction. The loans bear interest at a variable rate equal to the monthly applicable federal rate periodically published by the Internal Revenue Service for obligations of comparable maturity (ten years). The October published rate was (6.16%). The loans are secured by pledges of all our shares issued to the borrowers in the combination transaction in exchange for the shares of Pinnacle Management & Trust common stock they received on exercise of their options. The terms of these loans did not result from arm's length negotiation. While the interest rate on these loans may be considered below-market, the other provisions of the loans are on commercially reasonable terms.

    At November 30, 1999, Mr. Garrison owns 1,332,670 shares of BioCyte (an affiliate of PGG Capital, our wholly owned subsidiary), or 13.6% of the outstanding shares on a fully diluted basis. At November 30, 1999, PGG Capital owns 2,000,000 shares in BioCyte, or 20.4% on a fully diluted basis.

    In June 1999, we loaned BioCyte $500,000 in exchange for an 8% convertible promissory note and a warrant to purchase 80,000 BioCyte common shares. The convertible note matures on December 8, 1999 and is convertible into BioCyte common shares at a conversion price of $0.67 per share. The warrant expires in June 2004 and has an exercise price of $1.25 per share.

                         PRINCIPAL SHAREHOLDERS OF SMM

    This table shows beneficial ownership of SMM's common stock as of November 30, 1999, by:

    - each beneficial owner of more than 5% of SMM's common stock,

    - each of SMM directors and executive officers, and

    - all SMM directors and executive officers as a group.

                                                      NUMBER OF SHARES
                                                        BENEFICIALLY     PERCENT
NAME                                                       OWNED         OF CLASS
----                                                  ----------------   --------
Don A Sanders(1)....................................       17,755          29.2%
Ben T. Morris(1)(2).................................       16,240          26.7
George L. Ball(1)...................................       10,240          16.9
R. Larry Kinney(1)..................................        4,365           7.2
John E. Drury.......................................        2,600           4.2
John I. Mundy.......................................        1,250           2.1
Bruce R. McMaken....................................        1,151           1.9
Charles L. Davis....................................          909           1.5
Michael S. Chadwick.................................          862           1.4
All directors and executive officers as a group
  (9 persons)(2)....................................       55,372          91.2

------------------------

(1) The principal business address of this beneficial owner is 600 Travis, Suite 3100, Houston, Texas 77002

(2) Includes 6,000 shares owned by the Sanders 1998 Children's Trust, of which Mr. Morris is a co-trustee, and as to which Mr. Morris disclaims beneficial ownership.

                    OUR PRINCIPAL SHAREHOLDERS AFTER MERGER

    This table shows the beneficial ownership of our common stock as of November 30, 1999 immediately after giving effect to the merger by:

    - each person who is the beneficial owner of more than 5% of our common stock,

    - each of our directors and executive officers, and

    - all of our directors and executive officers as a group.

                                                      NUMBER OF SHARES
                                                        BENEFICIALLY     PERCENT
NAME                                                       OWNED         OF CLASS
----                                                  ----------------   --------
Don A Sanders(1)....................................     2,083,171         14.6%
Ben T. Morris(1)(2).................................     1,905,418         13.4%
George L. Ball(1)...................................     1,201,546          8.4%
W. Blair Waltrip(3)(4)(5)...........................       322,556          2.3%
Peter W. Badger(6)..................................       338,330          2.4%
Robert E. Garrison II(7)............................       315,263          2.2%
Sean Dobson(8)......................................       261,727          1.8%
Titus H. Harris, Jr.(9).............................       169,934          1.2%
Stephen M. Reckling(10).............................       142,762          1.0%
Donald R. Campbell(11)..............................        36,665            *
Richard W. Webb(9)..................................       133,376            *
Edward C. Hutcheson, Jr.(12)........................        30,973            *
John H. Styles(13)..................................       125,059            *
James H. Greer(14)..................................        29,250            *
Tony Coelho(15).....................................        18,417            *
T. Craig Benson(15).................................        52,347            *
All directors and executive officers as a group
  (16 persons) (1-15)...............................     7,166,794         49.9%

------------------------

   * Less than 1% of outstanding shares.

 (1) The principal business address of this beneficial owner is 600 Travis, Suite 3100, Houston, Texas 77002.

 (2) Includes 703,973 shares owned by the Sanders 1998 Children's Trust, of which Mr. Morris is a co-trustee, and as to which Mr. Morris disclaims beneficial ownership.

 (3) Includes 12,500 shares issuable on exercise of stock options and 254,056 shares owned by the William Blair Waltrip Trust, of which Mr. Waltrip is the trustee and beneficiary.

 (4) Includes 26,250 shares owned by the Robert L. Waltrip 1992 Trust #1, of which Robert L. Waltrip, Jr., W. Blair Waltrip, and Holly Waltrip Benson are co-trustees.

 (5) Includes 28,000 shares owned by the Waltrip 1987 Grandchildren's Trust for the benefit of the grandchildren of R. L. Waltrip, of which Robert L. Waltrip, Jr. and W. Blair Waltrip are co-trustees, as to which both Robert
     L. Waltrip, Jr. and W. Blair Waltrip disclaim beneficial ownership.

 (6) Includes 5,425 shares issuable on exercise of stock options and 253,333 shares held by Spires Financial P.B., Inc., an entity 100% owned by Mr. Badger.

 (7) Includes 10,000 shares issuable on exercise of stock options.

 (8) Includes 5,425 shares issuable on exercise of stock options and 253,333 shares held by Spires Financial S.D., Inc. an entity 100% owned by Mr. Dobson.

 (9) Includes 5,100 shares issuable on exercise of stock options.

 (10) Includes 9,500 shares issuable on exercise of stock options.

 (11) Includes 17,500 shares issuable on exercise of stock options.

 (12) Includes 6,750 shares issuable on exercise of stock options.

 (13) Includes 5,000 shares issuable on exercise of stock options and 19,198 shares owned by Mr. Styles wife.

 (14) Includes 12,500 shares issuable on exercise of stock options and 15,000 shares owned by Mr. Greer's wife.

 (15) Includes 12,500 shares issuable on exercise of stock options.

                        DESCRIPTION OF OUR CAPITAL STOCK

    Our charter authorizes us to issue 110,000,000 shares of stock, consisting of 100,000,000 shares of common stock, par value $.01 per share, and 10,000,000 shares of preferred stock, par value $.01 per share. The following summary description of our capital stock is not complete and does not give effect to applicable statutory or common law. The summary is also subject to applicable provisions of our charter.

COMMON STOCK

    Our common shareholders are entitled to one vote per common share in the election of directors and on all other matters on which shareholders are entitled or permitted to vote. Holders of our common shares do not have cumulative voting rights. Therefore, subject to any voting rights that may be later granted to holders of our preferred stock, under our bylaws, holders of a plurality of the common shares present in person or represented by proxy at the meeting and entitled to vote can elect all of our directors. Subject to the rights of any outstanding series of our preferred stock, the common shareholders are entitled to dividends when and if declared by our board of directors out of funds legally available for that purpose. Our common stock is not subject to any calls or assessments. Upon liquidation or dissolution, common shareholders are entitled to share ratably in all net assets distributable to shareholders after payment of any liquidation preferences to holders of our preferred stock. Holders of our common stock have no redemption, conversion or preemptive rights.

PREFERRED STOCK

    We can issue shares of our preferred stock without shareholder approval. Our board can issue up to 10,000,000 shares of preferred stock in one or more series and can determine, for any series of preferred stock, the terms and rights of the series, including:

    - the number of shares, designation and stated value of the series,

    - the rate and times at which dividends will be payable on shares of the series, and the status of dividends as cumulative or non-cumulative and as participating or non-participating,

    - the voting rights, if any, for shares of the series,

    - any prices, times and terms at or on which shares of the series may be redeemed,

    - any rights and preferences of shares of the series upon any liquidation, dissolution or winding up of our affairs or any distribution of our assets,

    - any rights to convert shares of the series into, or exchange shares of the series for, shares of any other class of our stock,

    - the terms any of retirement or sinking fund for shares of the series,

    - any limitations on the payment of dividends or making of distributions on, or the acquisition of, our common stock or any other junior class of stock,

    - any conditions or restrictions on our indebtedness or issuances of any additional stock, and

    - any other powers, preferences and relative, participating, optional and other special rights, and their limitations.

    We have no current plans to issue any shares of our preferred stock. Any issuance of our preferred stock may adversely affect the voting powers or rights of the holders of our common stock.

ANTI-TAKEOVER PROVISIONS

    Our charter and bylaws contain provisions that could impede us being acquired by a tender or exchange offer, a proxy contest or otherwise. This summary of these provisions is subject to the pertinent sections of our charter and bylaws and the Texas Business Corporation Act.

    PREFERRED STOCK. Although our board does not now intend to do so, it could issue a series of our preferred stock that could, depending on its terms, impede the completion of a merger, tender offer or other takeover attempt. Any board decision to issue such stock will be based on the board's judgment as to the best interests of the company and its shareholders. Our board could issue preferred stock having terms that could discourage an acquisition attempt through which an acquiror could otherwise change the composition of the board of directors, including a tender or exchange offer or other transaction that some, or a majority, of our shareholders might believe to be in their best interests, or in which shareholders might receive a premium for their stock over its then-market price.

    REMOVAL OF DIRECTORS. Our charter provides that directors may be removed only for cause, and then only by the affirmative vote of holders of at least two-thirds of all outstanding voting stock.

    SHAREHOLDER MEETINGS. Our charter provides that our shareholders can act at an annual or special meeting. The charter is silent as to shareholder action by written consent in lieu of a meeting. Therefore, under Texas law, shareholder action by unanimous consent is permitted. Our charter and bylaws provide that special meetings of shareholders can be called only by a majority of the board of directors, the chairman of the board or the president. The business which can be conducted at any special meeting of shareholders is limited to the business brought before the meeting as set forth in the notice of the meeting. These provisions would prevent non-director shareholders from taking action by written consent or otherwise without proper notice to the board.

    Our bylaws require advance notice to us of any business to be brought by a shareholder before an annual meeting of shareholders and establish procedures to be followed by shareholders in nominating persons for election to our board. Generally, these provisions require written notice to the secretary of the company by a shareholder if:

    - if the shareholder proposes to bring any business before an annual meeting, and

    - if the shareholder wants to nominate any person for election to our board of directors,

in each case not less than 60 nor more than 180 days before the anniversary date of the immediately preceding annual meeting of shareholders (with certain exceptions if the date of the annual meeting is different by more than specified periods from the anniversary date).The shareholder's notice must set forth specific information regarding the shareholder and his business and director nominee, as described in our bylaws.

    ANTI-TAKEOVER LEGISLATION.  As a Texas corporation, we are subject to
Article 13 of the Texas Business Corporation Act. In general, Article 13 prevents an "affiliated shareholder" (defined generally as a person owning 20% or more of a corporation's outstanding voting stock) from engaging in a "business combination" (as the act defines that term) with a Texas corporation for three years following the date the person became an affiliated shareholder unless:

    - before the person became an affiliated shareholder, the board of directors of the corporation approved the transaction in which the affiliated shareholder became interested or approved the business combination; or

    - following the transaction in which the person became an affiliated shareholder, the business combination was approved by the board of directors of the corporation and authorized by the affirmative vote of the holders of 66 2/3% of the outstanding voting stock of the corporation not owned by the affiliated shareholder at a meeting of shareholders duly called not less than six months after the transaction in which the affiliated shareholder became affiliated.

    Article 13's restrictions also do not apply to business combinations with an affiliated shareholder who became affiliated through a transfer of shares by will or intestate succession and was continuously affiliated until the business combination announcement date or business combinations involving a domestic wholly owned subsidiary not affiliated with the affiliated shareholder other than through his interest in the parent corporation.

LIMITATION ON DIRECTORS' LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Texas law authorizes a Texas corporation to limit or eliminate the personal liability of its directors to the corporation and its shareholders for monetary damages for breach of a director's fiduciary duty of care. The duty of care requires that, when acting on behalf of the corporation, directors must exercise an informed business judgment based on all material information reasonably available to them. Absent the limitations authorized by Texas law, directors are accountable to Texas corporations and their shareholders for monetary damages for conduct constituting gross negligence in the exercise of their duty of care. Texas law enables Texas corporations to limit available relief to equitable remedies such as injunction or rescission. Our charter limits the liability of our directors to us or our shareholders to the fullest extent permitted by Texas law. Specifically, no member of the our board of directors will be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except for liability:

    - for any breach of the member's duty of loyalty to the company or our shareholders,

    - for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

    - for unlawful payments of dividends or unlawful stock repurchases or redemptions as specified in the Texas Business Corporation Act, or

    - for any transaction from which the member derived an improper personal benefit.

    Our charter provision may discourage derivative litigation against directors and discourage or deter shareholders or management from bringing a lawsuit against directors for breach of their duty of care, even though the action, if successful, might otherwise have benefitted the company and our shareholders. Our charter and bylaws provide indemnification to our officers and directors and certain other persons with respect to certain matters, and we have agreements with each of our existing directors and certain executive officers providing for indemnification for certain matters. On closing the merger, similar indemnification agreements will be entered into with each of the SMM designees who will become directors of our company.

TRANSFER AGENT AND REGISTRAR

    The transfer agent and registrar for our common stock is Harris Trust and Savings Bank, Chicago, Illinois.

                   SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

    Our shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following rules of the SEC and the provisions of our bylaws. We must receive shareholder proposals for inclusion in next year's proxy statement and related proxy card no later than December 31, 1999. If we do not receive notice of any matter a shareholder wishes to raise at the 2000 annual meeting by April 3, 2000, and if a matter is raised at that meeting, the proxy holders for next year's annual meeting will have discretionary authority to vote on the matter. All shareholder proposals and notifications should be addressed to our corporate secretary.

                         WHERE TO FIND MORE INFORMATION

    We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our filed reports, statements or other information at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet World Wide Web site maintained by the SEC at "http://www.sec.gov." Reports, proxy statements and other information about us also may be inspected at the NASD's offices at 1735 K Street, Washington, D.C. 20006. If you have trouble retrieving electronically filed or other information about us, you should also search under our former names--"TEI, Inc." and "Tanknology Environmental, Inc."

    As allowed by SEC rules, this Proxy Statement does not contain all the information you can find in the Registration Statement or its exhibits.

    The SEC allows us to "incorporate by reference" information into this Proxy Statement, which means that we can disclose important business and financial information by referring you to another document separately filed with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information contained directly in the Proxy Statement. This Proxy Statement incorporates by reference the following documents previously filed by us with the SEC. These documents contain important information about our company and our finances.

SEC FILINGS (FILE NO. 0-18899)                        PERIOD
------------------------------         -------------------------------------
Annual Report on Form 10-K...........  Year ended December 31, 1998
Quarterly reports on Form 10-Q.......  Three months ended March 31, 1999, six months ended June 30, 1999, and
                                         nine months ended September 30,
                                         1999

    We are also incorporating by reference additional documents we may file with the SEC between the date of this Proxy Statement and the date of our special meeting.

    If you are one of our shareholders, we may have sent you some of the documents incorporated by reference, but you can still obtain those documents through us, or the SEC, or the SEC's Internet World Wide Web site described above. Documents incorporated by reference are available from us without charge, excluding their exhibits unless specifically incorporated by reference as an exhibit to this Proxy Statement. Documents incorporated by reference in this Proxy Statement may be obtained from us upon request in writing or by telephone at the following address and phone number:

                                  Pinnacle Global Group, Inc.
                                  5599 San Felipe, Suite 555
                                  Houston, Texas 77056
                                  Attention: Robert E. Garrison II
                                  Telephone: (713) 993-4610

    IF YOU WOULD LIKE TO REQUEST DOCUMENTS FROM US, PLEASE DO SO BY DECEMBER 22, 1999 TO RECEIVE THEM BEFORE THE SPECIAL MEETING. Requested documents will be mailed to you by first-class mail, or other equally prompt means, within one business day after we receive your request.

    You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different from that contained in this Proxy Statement. This Proxy Statement is dated December 6, 1999. You should not assume that the information contained in the Proxy Statement is accurate as of any other date, and neither the mailing of this Proxy Statement to our shareholders nor the issuance of our common stock in the merger shall create any contrary implication.

                         INDEX TO FINANCIAL STATEMENTS

                                                                PAGE
                                                              --------
Sanders Morris Mundy Inc.

  Report of Independent Accountants.........................    F-3

  Consolidated Statement of Financial Condition
    as of December 31, 1998 and 1997........................    F-4

  Consolidated Statement of Income
    for the three years in the period ended December 31,
    1998....................................................    F-5

  Consolidated Statement of Changes in Stockholders' Equity
    for the three years in the period ended December 31,
    1998....................................................    F-6

  Consolidated Statement of Changes in Subordinated
    Borrowings
    for the three years in the period ended December 31,
    1998....................................................    F-7

  Consolidated Statement of Cash Flows
    for the three years in the period ended December 31,
    1998....................................................    F-8

  Notes to Consolidated Financial Statements................    F-9

  Consolidated Statement of Financial Condition
    as of September 30, 1999 (unaudited)....................    F-17

  Consolidated Statement of Income
    for the nine months ended September 30, 1999 and 1998
    (unaudited).............................................    F-18

  Consolidated Statement of Cash Flows
    for the nine months ended September 30, 1999 and 1998
    (unaudited).............................................    F-19

  Notes to Consolidated Interim Financial Statements
    (unaudited).............................................    F-20

Harris Webb & Garrison, Inc.

  Independent Auditor's Report..............................    F-21

  Statements of Financial Condition
    as of December 31, 1998 and 1997........................    F-22

  Statements of Income
    for the three years ended December 31, 1998.............    F-23

  Statements of Changes in Stockholders' Equity
    for the three years ended December 31, 1998.............    F-24

  Statements of Cash Flows
    for the three years ended December 31, 1998.............    F-25

  Notes to Financial Statements.............................  F-27

                                                                PAGE
                                                              --------
Pinnacle Management & Trust Company

  Independent Auditors' Report..............................    F-35

  Balance Sheets
    as of December 31, 1998 and 1997........................    F-37

  Statements of Operations and Comprehensive Income (Loss)
    for the three years in the period ended December 31,
    1998....................................................    F-38

  Statements of Shareholders' Equity
    for the three years in the period ended December 31,
    1998....................................................    F-39

  Statements of Cash Flows
    for the three years in the period ended December 31,
    1998....................................................    F-40

  Notes to Financial Statements.............................    F-41

Spires Financial, L.P.

  Report of Independent Accountants.........................    F-45

  Statement of Financial Condition
    as of December 31, 1998 and 1997........................    F-46

  Statement of Income
    for the three years in the period ended December 31,
    1998....................................................    F-47

  Statement of Changes in Partners' Capital
    for the three years in the period ended December 31,
    1998....................................................    F-48

  Statement of Cash Flows
    for the three years in the period ended December 31,
    1998....................................................    F-49

  Notes to Financial Statements.............................    F-50

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Sanders Morris Mundy Inc.

    In our opinion, the accompanying consolidated statement of financial condition and the related consolidated statements of income, changes in stockholders' equity, changes in subordinated borrowings, and cash flows present fairly, in all material respects, the consolidated financial position of Sanders Morris Mundy Inc. and subsidiaries (the Company) at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

    As discussed in Note 2, the accompanying financial statements for the years ended December 31, 1997 and 1996 have been restated to adjust for the Company's equity interests in investment partnerships. Additionally, in 1998 the Company changed its accounting for organization and start-up costs pursuant to the provisions of Statement of Position 98-5.

                                          PricewaterhouseCoopers LLP

Houston, Texas
February 24, 1999

                           SANDERS MORRIS MUNDY INC.

                 CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 1998          1997
                                                              -----------   -----------
                                        ASSETS

Cash and cash equivalents...................................  $ 8,814,452   $ 5,249,459
Receivables.................................................    1,668,602     1,880,733
Securities owned:
  Marketable, at market value...............................    3,565,901     1,880,732
  Not readily marketable, at estimated fair value...........    9,911,947     3,168,023
Leasehold improvements, furniture and equipment, net........    1,309,278     1,228,642
Goodwill, less accumulated amortization of $93,797 and
  $52,109, respectively.....................................      323,077       364,765
Other assets................................................      105,438       116,466
                                                              -----------   -----------
                                                              $25,698,695   $13,888,820
                                                              ===========   ===========

               LIABILITIES, MINORITY INTERESTS, AND STOCKHOLDERS' EQUITY

Payable to brokers and dealers..............................  $    32,252   $    12,701
Securities sold, not yet purchased, at market value.........       19,404       416,007
Accounts payable and other accrued liabilities..............      579,993       498,002
Accrued profit sharing......................................      450,000       325,000
Deferred compensation.......................................    4,134,659       655,941
Sales commissions payable...................................      478,740       148,902
State income taxes payable..................................      152,856        48,187
                                                              -----------   -----------
    Total liabilities.......................................    5,847,904     2,104,740
                                                              -----------   -----------
Commitments and contingencies
Minority interests..........................................    1,085,856       739,825
                                                              -----------   -----------
Stockholders' equity:
  Common stock, $0.01 par value, 200,000 shares authorized,
    70,459 shares issued, 59,959 shares outstanding.........          705           705
  Less--treasury stock (10,500 shares at par)...............         (105)         (105)
                                                              -----------   -----------
                                                                      600           600
  Additional paid-in capital................................      846,544       846,544
  Retained earnings.........................................   17,917,791    10,197,111
                                                              -----------   -----------
    Total stockholders' equity..............................   18,764,935    11,044,255
                                                              -----------   -----------
                                                              $25,698,695   $13,888,820
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                           SANDERS MORRIS MUNDY INC.

                        CONSOLIDATED STATEMENT OF INCOME

                                                                YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------
                                                           1998          1997          1996
                                                        -----------   -----------   -----------
Revenues:
  Underwriting........................................  $11,834,567   $ 9,481,744   $ 6,939,087
  Commissions.........................................    9,129,954     7,639,843     5,256,688
  Trading gains, net..................................   16,989,945     3,623,462     3,154,061
  Management and advisory fees from limited
    partnerships......................................    1,545,612       760,000       190,000
  Interest income.....................................      362,555       356,332       243,088
  Equity in earnings of limited partnerships..........    1,693,472     2,159,044       382,982
  Other...............................................      193,213       908,019       516,569
                                                        -----------   -----------   -----------
    Total revenues....................................   41,749,318    24,928,444    16,682,475
                                                        -----------   -----------   -----------
Expenses:
  Employee compensation and benefits..................   23,143,838    12,215,256     8,848,930
  Clearing and execution fees.........................    1,953,140     1,789,229     1,138,751
  Occupancy and equipment.............................    1,139,532     1,068,723       617,349
  Information services................................      730,535       558,408       290,275
  Travel and entertainment............................      733,299       445,203       186,315
  Management fee......................................      180,000       356,894       164,614
  Depreciation and amortization expense...............      340,193       284,522       123,308
  Advertising and public relations....................      201,053       267,560        91,380
  Other...............................................    2,592,695     1,441,146     1,474,795
                                                        -----------   -----------   -----------
    Total expenses....................................   31,014,285    18,426,941    12,935,717
                                                        -----------   -----------   -----------
Income before cumulative effect of a change in
  accounting principle and minority interests.........   10,735,033     6,501,503     3,746,758
Cumulative effect of a change in accounting
  principle...........................................     (284,694)           --            --
Minority interests in earnings of consolidated
  companies...........................................      429,659       699,025        82,147
                                                        -----------   -----------   -----------
Net income............................................  $10,020,680   $ 5,802,478   $ 3,664,611
                                                        ===========   ===========   ===========

Earnings per share--basic and diluted.................  $    167.13   $     95.36   $     60.32
                                                        ===========   ===========   ===========
Weighted average shares--basic and diluted............       59,958        60,847        60,755
                                                        ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                           SANDERS MORRIS MUNDY INC.

           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                                     COMMON STOCK         TREASURY STOCK      ADDITIONAL
                                  -------------------   -------------------    PAID-IN      RETAINED
                                   SHARES     AMOUNT     SHARES     AMOUNT     CAPITAL      EARNINGS        TOTAL
                                  --------   --------   --------   --------   ----------   -----------   -----------
Balance, January 1, 1996........   65,800      $658      (7,300)    $ (73)    $  670,284   $ 3,123,522   $ 3,794,391

Net income......................       --        --          --        --             --     3,664,611     3,664,611
Distribution to shareholders....       --        --          --        --             --      (643,500)     (643,500)
Issuance of shares..............    1,500        15          --        --        168,736            --       168,751
Issuance of shares for
  acquisition...................    3,159        32          --        --        438,148            --       438,180
                                   ------      ----     -------     -----     ----------   -----------   -----------
Balance, December 31, 1996......   70,459       705      (7,300)      (73)     1,277,168     6,144,633     7,422,433

Net income......................       --        --          --        --             --     5,802,478     5,802,478
Distribution to shareholders....       --        --          --        --             --    (1,750,000)   (1,750,000)
Purchase of treasury stock......       --        --      (3,200)      (32)      (430,624)           --      (430,656)
                                   ------      ----     -------     -----     ----------   -----------   -----------
Balance, December 31, 1997......   70,459       705     (10,500)     (105)       846,544    10,197,111    11,044,255

Net income......................       --        --          --        --             --    10,020,680    10,020,680
Distribution to shareholders....       --        --          --        --             --    (2,300,000)   (2,300,000)
                                   ------      ----     -------     -----     ----------   -----------   -----------
Balance, December 31, 1998......   70,459      $705     (10,500)    $(105)    $  846,544   $17,917,791   $18,764,935
                                   ======      ====     =======     =====     ==========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                           SANDERS MORRIS MUNDY INC.

          CONSOLIDATED STATEMENT OF CHANGES IN SUBORDINATED BORROWINGS

Subordinated borrowings at January 1, 1996..................  $   700,000

Increase--issuance of subordinated notes....................    2,500,000
Decrease--payment of subordinated notes.....................   (3,200,000)
                                                              -----------

Subordinated borrowings at December 31, 1996................           --

Increase--issuance of subordinated notes....................    1,250,000
Decrease--payment of subordinated notes.....................   (1,250,000)
                                                              -----------
Subordinated borrowings at December 31, 1997................           --

Increase--issuance of subordinated notes....................    3,500,000
Decrease--payment of subordinated notes.....................   (3,500,000)
                                                              -----------

Subordinated borrowings at December 31, 1998................  $        --
                                                              ===========

   The accompanying notes are an integral part of these financial statements.

                           SANDERS MORRIS MUNDY INC.

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------
                                                            1998          1997          1996
                                                         -----------   -----------   -----------
Cash flows from operating activities:-
  Net income...........................................  $10,020,680   $ 5,802,478   $ 3,664,611
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization......................      340,193       284,522       123,308
    Bad debt expense...................................      350,000            --       312,135
    Minority interests in earnings of consolidated
      subsidiaries.....................................      429,659       699,025        82,147
    Cumulative change in accounting principle..........      284,694            --            --
    Change in:
      Receivables......................................     (137,869)     (565,081)     (635,259)
      Securities owned.................................   (5,386,111)   (3,210,424)     (981,941)
      Other assets.....................................     (273,666)      (55,542)       19,666
      Payable to brokers and dealers...................       19,551         1,944       (12,892)
      Securities sold, not yet purchased...............     (396,603)      233,706        93,860
      Accounts payable and other accrued liabilities...       81,991       (59,369)      457,232
      Accrued profit sharing...........................      125,000        46,696        33,511
      Deferred compensation............................      435,736       557,280        98,661
      Sales commissions payable........................      329,838       (23,843)      123,746
      State income taxes payable.......................      104,669      (109,501)      133,938
      Deferred income..................................           --            --      (500,000)
                                                         -----------   -----------   -----------
        Net cash provided by operating activities......    6,327,762     3,601,891     3,012,723
                                                         -----------   -----------   -----------
Cash flows from investing activities:
  Capital expenditures.................................     (379,141)     (857,588)     (273,435)
                                                         -----------   -----------   -----------
Cash flows from financing activities:
  Purchase of treasury stock...........................           --      (430,656)           --
  Distribution to shareholders.........................   (2,300,000)   (1,750,000)     (643,500)
  Contributions paid from (distributions paid to)
    minority interests.................................      (83,628)      (51,347)       10,000
  Issuance of common stock.............................           --            --       168,751
  Decrease in subordinated borrowings..................           --            --      (700,000)
                                                         -----------   -----------   -----------
        Net cash used in financing activities..........   (2,383,628)   (2,232,003)   (1,164,749)
                                                         -----------   -----------   -----------
Net increase in cash and cash equivalents..............    3,564,993       512,300     1,574,539
Cash and cash equivalents at beginning of year.........    5,249,459     4,737,159     3,162,620
                                                         -----------   -----------   -----------
Cash and cash equivalents at end of year...............  $ 8,814,452   $ 5,249,459   $ 4,737,159
                                                         ===========   ===========   ===========
Supplemental disclosures of cash flow information:
  Cash paid for interest...............................  $    40,570   $    21,079   $    38,017
  Cash paid for income taxes...........................       25,812        45,038        23,750
Noncash investing activities (Note 6)..................           --            --       438,180

   The accompanying notes are an integral part of these financial statements.

                           SANDERS MORRIS MUNDY INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS

    Sanders Morris Mundy Inc. (the Company) was incorporated in the state of Texas for the purpose of serving as a broker/dealer and to enter into certain investment banking activities. The Company commenced operations in 1987 and currently operates as a nonclearing broker with its customers' accounts carried by a clearing broker/dealer, Broadcort Capital Corp. (Broadcort) at December 31, 1998, pursuant to a fully-disclosed clearing arrangement.

    In addition, the Company manages, through its majority interests in certain management companies, limited partnerships which invest in debt and equity securities in companies primarily operating in the environmental industry and in small capitalization companies.

    In October 1996, the Company purchased 100% of the stock of a broker/dealer, Williams McKay Jordan & Co., Inc. (WMJ), for $438,180 (Note 6). The acquisition was accounted for under the purchase method of accounting and the results of operations of WMJ are included in the consolidated financial statements from the date of acquisition.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF CONSOLIDATION

    The consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

    CASH AND CASH EQUIVALENTS

    For purposes of the statement of cash flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

    SECURITIES OWNED

    Substantially all marketable securities are carried at fair value based on quoted market prices or amounts that approximate fair value. Not readily marketable securities are valued at fair value based on either internal valuation models or management's estimate of amounts that could be realized under current market conditions assuming an orderly liquidation over a reasonable period of time. Unrealized gain or loss from marking securities owned to market value is included in income under the caption "Trading gains, net." Securities not readily marketable include securities (a) for which there is no market on a securities exchange or no independent publicly quoted market,
(b) that cannot be publicly offered or sold unless registration has been effected under the Securities Act of 1933 or other applicable securities acts, or (c) that cannot be offered or sold because of other arrangements, restrictions or conditions applicable to the securities or to the Company. Proprietary transactions and the related income/expense are recorded on the trade date. Realized gains and losses from sales of securities are computed using the average cost method.

    COMMISSIONS

    Commissions are recorded on a trade-date basis as securities transactions occur.

                           SANDERS MORRIS MUNDY INC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    LEASEHOLD IMPROVEMENTS, FURNITURE AND EQUIPMENT

    Leasehold improvements, furniture and equipment are carried at cost less accumulated depreciation and amortization. Amortization of leasehold improvements is computed on a straight-line basis over the term of the lease. Depreciation of office furniture and equipment is computed on a straight-line basis over a seven-year period.

    GOODWILL

    The excess of cost over the net asset value at acquisition of WMJ is being amortized on a straight-line basis over ten years.

    UNDERWRITING

    Underwriting revenues include gains, losses and fees, net of syndicate expenses, arising from securities offerings in which the Company acts as an underwriter or agent. Underwriting management fees are recorded on the offering date, sales concessions are recorded on the settlement date, and underwriting fees are recorded at the time the underwriting is completed and the related income is reasonably determinable.

    INCOME TAXES

    The Company has elected to be treated as an S Corporation for federal income tax purposes. Accordingly, stockholders are individually responsible for reporting for federal income tax purposes their appropriate share of the Company's taxable income or loss. Accordingly, no provision for federal income taxes is included in the consolidated financial statements.

    The Company is directly liable for state income taxes. The provision for state income taxes is calculated under the liability method and is included in other expenses in the consolidated statement of income.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    Management has determined that the fair value of the Company's financial instruments is equivalent to the carrying amount of such financial instruments as presented or disclosed in the consolidated financial statements.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           SANDERS MORRIS MUNDY INC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    RISKS AND UNCERTAINTIES

    The Company owns securities which are valued at estimated or quoted market values at the statement of financial condition date. As a result of changes in market and other conditions, it is at least reasonably possible that changes to the values of securities could occur in the short-term and be material to the Company's financial statements.

    RESTATEMENT

    The consolidated financial statements for the years ended December 31, 1997 and 1996 have been restated to reflect the investments in limited partnerships on the equity method and the deferred compensation related to the increase in the equity in the partnerships. The effect of the restatement was to reduce net income by $74,799 ($1.23 per share) for the year ended December 31, 1996 and to increase net income by $1,368,128 ($22.48 per share) for the year ended December 31, 1997.

    CHANGE IN ACCOUNTING PRINCIPLE

    In 1998, Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities," (SOP 98-5) was adopted. SOP 98-5 requires that organization costs be expensed as they are incurred. Additionally, any organization costs previously capitalized and unamortized are to be charged against earnings. The cumulative effect of adopting SOP 98-5 was a charge of $284,694 which is reported as a cumulative effect of a change in accounting principle in the consolidated statement of income.

    NEW ACCOUNTING PRONOUNCEMENT

    In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of Effective Date of Financial Accounting Standard No. 133" (SFAS 137) which results in a one-year delay of the implementation of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). As a result, the provisions of SFAS 133 will now become effective for all reporting periods beginning after June 15, 2000 and retroactive application of SFAS 133 is not permitted. SFAS 133 establishes accounting and reporting standards for derivative instruments and hedging activities. Under SFAS 133, these derivatives must be measured at fair value and recognized as either assets or liabilities in the statement of financial condition. In addition, hedge accounting should only be provided for those transactions that meet certain specified criteria. The accounting for changes in fair value of a derivative will be dependent upon the intended use of the derivative and its designation. The Company does not believe that the impact of adopting SFAS 133 will be material.

    RECLASSIFICATIONS

    Certain 1996 and 1997 amounts have been reclassified to conform to their 1998 presentation.

                           SANDERS MORRIS MUNDY INC.

3. RECEIVABLES

    The receivables balance at December 31 is comprised of the following:

                                                          1998         1997
                                                       ----------   ----------
Notes receivable--nonaffiliated parties..............  $  801,174   $  715,253
Notes receivable--related parties....................     429,995      501,790
Receivable from brokers and dealers..................      85,930      194,194
Other accounts receivable............................     701,503      469,496
Allowances for bad debts.............................    (350,000)          --
                                                       ----------   ----------
                                                       $1,668,602   $1,880,733
                                                       ==========   ==========

    At December 31, 1998, the major amounts of notes receivable from nonaffiliated parties consist of two promissory notes from an unrelated company. The first note for $425,000 bears interest at 8% and matures on December 31, 2002. The second note in the amount of $265,253, is noninterest-bearing and matures on December 31, 2002.

    At December 31, 1997, notes receivable from nonaffiliated parties primarily include two promissory notes from an unrelated party. The first note for $300,000 bears interest at 8% and matures on December 31, 1998. The second note in the amount of $265,253, is noninterest-bearing and matures on December 31, 1998.

    Notes receivable from related parties are interest bearing loans provided to certain executives and employees of the Company. At December 31, 1998, the notes have tiered maturities from 1999 through 2002 and are structured to be incentives for the employees to remain at the Company. As each maturity date is reached, a portion of the notes and applicable interest is forgiven if the employee remains employed by the Company. Such forgiveness is recorded as employee compensation expense in the consolidated statement of income.

4. SECURITIES OWNED AND SECURITIES SOLD, NOT YET PURCHASED

    Marketable securities owned and securities sold, not yet purchased, consist of the following at market values:

                                                                    SOLD, NOT YET
                                                         OWNED        PURCHASED
                                                       ----------   -------------
1998
U.S. securities:
  Corporate stocks...................................  $3,562,997      $ 19,404
  Options and warrants...............................       2,904            --
                                                       ----------      --------
                                                       $3,565,901      $ 19,404
                                                       ==========      ========
1997
U.S. securities:
  Corporate stocks...................................  $1,871,917      $416,007
  Options and warrants...............................       8,815            --
                                                       ----------      --------
                                                       $1,880,732      $416,007
                                                       ==========      ========

                           SANDERS MORRIS MUNDY INC.

4. SECURITIES OWNED AND SECURITIES SOLD, NOT YET PURCHASED (CONTINUED)

    Securities not readily marketable consist of investments in limited partnerships, equities, options and warrants. The investments in limited partnerships, which are accounted for using the equity method, consist of Environmental Opportunities Fund, L.P., Environmental Opportunities Fund (Cayman), L.P., Environmental Opportunities Fund II, L.P., Environmental Opportunities Fund II (Institutional), L.P., Corporate Opportunities Fund, L.P., and Corporate Opportunities Fund (Institutional), L.P.

A summary of the results of operations and net assets for the limited partnerships is as follows:

                                                       1998           1997
                                                   ------------   ------------
Result of operations:
  Investment income..............................  $    538,892   $    154,788
  Realized gain (loss) on investments............    21,951,470     (3,000,083)
  Change in unrealized gain on investments.......   (12,051,868)    15,217,265
  Increase in partners' capital resulting from
    operations...................................     8,577,404     11,565,908
Total assets.....................................    56,183,338     46,012,647
Total liabilities................................       182,670         24,050

5. LEASEHOLD IMPROVEMENTS, FURNITURE AND EQUIPMENT

    Leasehold improvements, furniture and equipment consists of the following at December 31:

                                       ESTIMATED USEFUL
                                        LIFE IN YEARS        1998          1997
                                       ----------------   -----------   -----------
Leasehold improvements...............          5          $ 1,034,825   $   977,283
Furniture and fixtures...............          7              858,297       786,533
Office equipment.....................          7              882,283       632,448
                                                          -----------   -----------
                                                            2,775,405     2,396,264
Accumulated depreciation.............                      (1,466,127)   (1,167,622)
                                                          -----------   -----------
Leasehold improvements, furniture and
  equipment, net.....................                     $ 1,309,278   $ 1,228,642
                                                          ===========   ===========

6. SUPPLEMENTAL CASH FLOW INFORMATION

    In October 1996, the Company acquired all of the capital stock of WMJ, through the issuance of 3,159 shares of the Company's common stock. The acquisition was accounted for as a purchase and the purchase price was allocated as follows:

Receivables and securities owned............................  $ 328,149
Furniture and equipment, net................................     12,127
Goodwill....................................................    416,874
Other assets, net...........................................     10,079
Less liabilities assumed....................................   (329,049)
                                                              ---------
Net assets acquired with common stock.......................  $ 438,180
                                                              =========

                           SANDERS MORRIS MUNDY INC.

6. SUPPLEMENTAL CASH FLOW INFORMATION (CONTINUED)

    There were no noncash investing activities during 1997 or 1998.

7. CONCENTRATIONS OF RISK

    In the normal course of business, the Company enters into securities sales transactions as principal. If the securities subject to such transactions are not in the possession of the Company, the Company is subject to risk of loss if it must acquire the security on the open market at a price which exceeds the contract amount of the transaction.

    The Company executes, as agent, securities transactions on behalf of its customers. If either the customer or a counterparty fails to perform, the Company may be required to discharge the obligations of the nonperforming party. In such circumstances, the Company may sustain a loss if the market value of the security is different from the contract value of the transaction. The Company's customer security transactions are transacted on either a cash or margin basis. In margin transactions, the customer is extended credit by the clearing broker, subject to various regulatory margin requirements, collateralized by cash and securities in the customer's account. In connection with these activities, the Company executes customer transactions with the clearing broker involving the sale of securities not yet purchased (short sales). If the customer fails to satisfy its obligation, the Company may be required to purchase financial instruments at prevailing market prices in order to fulfill the customer's obligations.

    As an introducing securities broker and dealer, the Company is engaged in various trading and brokerage activities involving securities of various industries. A substantial portion of the Company's transactions involve securities relating to the environmental industry. Accordingly, the overall economic impact of environmental industry trends could directly impact the Company's ability to maintain current trading activity levels.

    The Company's policy is to monitor its market exposure, customer risk and counterparty risk through the use of a variety of credit exposure reporting and control procedures, including marking-to-market securities and any related collateral as well as requiring adjustments of collateral levels as necessary. In addition, the Company has a policy of reviewing, as considered necessary, the credit standing of each counterparty and customer with which it conducts business.

8. COMMITMENTS AND CONTINGENCIES

    The Company leases office space under noncancelable operating leases which provide for base annual rentals and additional rentals based on the lessor's operating expenses for the year. Rental

                           SANDERS MORRIS MUNDY INC.

8. COMMITMENTS AND CONTINGENCIES (CONTINUED)

expense for the year ended December 31, 1998, 1997 and 1996 totaled $628,695, $681,139 and $391,104, respectively. Future minimum rentals at December 31, 1998 approximate:

YEAR                                                            AMOUNT
----                                                          ----------
1999........................................................  $  859,184
2000........................................................     853,121
2001........................................................     861,932
2002........................................................     807,599
2003........................................................     241,500
Thereafter..................................................      80,500
                                                              ----------
                                                              $3,703,836
                                                              ==========

    In the normal course of business, the Company enters into underwriting commitments. Transactions relating to such underwriting commitments that were open at December 31, 1998 and 1997, and which were subsequently settled, had no material effect on the consolidated financial statements as of that date.

9. BENEFIT PLANS

    The Company maintains a defined contribution profit sharing plan for all eligible employees, as defined by the plan document. The annual contributions by the Company are discretionary. During 1998 and 1997, the Company accrued contributions of $450,000 and $325,000, respectively. Such contributions were funded subsequent to December 31, 1998 and 1997, respectively.

    Effective January 1, 1996, the Company adopted a defined contribution plan in accordance with section 401(k) of the Internal Revenue Code for all eligible employees, as defined by the plan document. Eligible employees may contribute a percentage of pretax earnings to the plan. Matching contributions by the Company are optional and discretionary. For the year ended December 31, 1998, there were no expenses under this plan. For the years ended December 31, 1997 and 1996, expenses under this plan were $1,188,320 and $1,572,688, respectively.

10. DEFERRED COMPENSATION PLANS

    As part of certain underwriting agreements with its customers, the Company is awarded warrants which it immediately contributes to a deferred compensation plan for key executives and employees. The Company is contractually obligated to pay to plan participants all proceeds, if any, from the exercise of the warrants and subsequent sale of the underlying stock. Expenses under this plan, which corresponds to the increases in value of such warrants were $9,006,570, $1,188,320 and $1,572,688 for the years ended December 31, 1998, 1997 and 1996, respectively.

    The Company has an agreement with certain of its employees which entitles them to participate in a portion of the appreciation in its investment in certain limited partnership interests. Expenses under this plan were $435,736, $557,280 and $98,661 for the years ended December 31, 1998, 1997 and 1996, respectively.

                           SANDERS MORRIS MUNDY INC.

11. NET CAPITAL REQUIREMENTS

    The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. However, in connection with the fully disclosed clearing arrangement with Broadcort, the Company is committed to maintaining at all times a ratio of aggregate indebtedness to net capital not in excess of 10 to 1. At December 31, 1998 and 1997, the Company had net capital, as defined, of $6,528,705 and $5,189,749, respectively, which was $6,278,705 and $4,939,749, respectively, in excess of the required minimum net capital of $250,000. The Company's aggregate indebtedness to net capital ratio was .43-to-1 and .219-to-1 at December 31, 1998 and 1997, respectively.

                           SANDERS MORRIS MUNDY INC.

                 CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

                                  (UNAUDITED)

                                  ASSETS
                                                              SEPTEMBER 30,
                                                                  1999
                                                              -------------
Cash and cash equivalents...................................   $12,110,242
Receivables.................................................     1,742,912
Securities owned:
  Marketable, at market value...............................     2,536,883
  Not readily marketable, at estimated fair value...........     6,702,094
Leasehold improvements, furniture and equipment, net........     1,260,500
Goodwill....................................................       291,812
Other assets................................................       369,028
                                                               -----------
                                                               $25,013,471
                                                               ===========
                   LIABILITIES AND STOCKHOLDERS' EQUITY

Payable to brokers and dealers..............................   $    19,563
Securities sold, not yet purchased, at market value.........       297,624
Accounts payable and other accrued liabilities..............       322,387
Accrued profit sharing......................................       375,000
Deferred compensation.......................................     4,110,886
Accrued bonuses payable.....................................     1,219,492
Sales commissions payable...................................       518,161
State income taxes payable..................................       246,189
                                                               -----------
    Total liabilities.......................................     7,109,302
                                                               -----------
Minority interests..........................................       675,381
                                                               -----------
Stockholders' equity:
  Common stock, $0.01 par value, 200,000 shares authorized,
    71,229 shares issued, 60,729 shares outstanding.........         1,475
  Less--treasury stock (10,500 shares at par)...............          (105)
                                                               -----------
                                                                     1,370
  Additional paid-in capital................................     1,102,953
  Retained earnings.........................................    16,124,465
                                                               -----------
    Total stockholders' equity..............................    17,228,788
                                                               -----------
                                                               $25,013,471
                                                               ===========

   The accompanying notes are an integral part of these financial statements.

                           SANDERS MORRIS MUNDY INC.

                        CONSOLIDATED STATEMENT OF INCOME

                                  (UNAUDITED)

                                                                  NINE MONTHS ENDED
                                                                    SEPTEMBER 30,
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
Revenues:
  Underwriting..............................................  $11,208,657   $ 9,602,355
  Commissions...............................................    7,974,378     6,441,907
  Trading gains, net........................................    6,440,007    14,359,271
  Management and advisory fees from limited partnerships....    2,275,743       921,258
  Interest income...........................................      489,046       284,464
  Equity in (loss) earnings of limited partnerships.........   (1,285,947)    1,444,506
  Other.....................................................      287,934       262,000
                                                              -----------   -----------
    Total revenues..........................................   27,389,818    33,315,761
                                                              -----------   -----------
Expenses:
  Employee compensation and benefits........................   15,857,635    19,078,648
  Clearing and execution fees...............................    1,557,842     1,398,530
  Occupancy and equipment...................................    1,157,315       714,920
  Information services......................................      861,520       606,309
  Travel and entertainment..................................      657,686       465,412
  Management fee............................................           --       291,628
  Depreciation and amortization expense.....................      277,917       247,650
  Advertising and public relations..........................       80,831       109,466
  Other.....................................................    1,975,815     1,912,190
                                                              -----------   -----------
    Total expenses..........................................   22,426,561    24,824,753
                                                              -----------   -----------
Minority interests in (loss) earnings of consolidated
  companies.................................................     (290,475)      395,399
                                                              -----------   -----------
Net income..................................................  $ 5,253,732   $ 8,095,609
                                                              ===========   ===========
Earnings per share--basic and diluted.......................  $     87.00   $    135.02
                                                              ===========   ===========
Weighted average shares--basic and diluted..................       60,393        59,958
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                           SANDERS MORRIS MUNDY INC.

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                  (UNAUDITED)

                                                                  NINE MONTHS ENDED
                                                                    SEPTEMBER 30,
                                                              --------------------------
                                                                 1999           1998
                                                              -----------   ------------
Cash flows from operating activities:-
  Net income................................................  $ 5,253,732   $  8,095,609
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization...........................      277,917        247,650
    Bad debt expense........................................      100,000        300,000
    Minority interests in earnings of consolidated
      subsidiaries..........................................     (290,475)       395,399
    Change in:
      Receivables...........................................     (174,310)       131,219
      Securities owned......................................    4,238,871    (10,402,038)
      Other assets..........................................     (263,590)      (335,907)
      Payable to brokers and dealers........................      (12,689)        12,432
      Securities sold, not yet purchased....................      278,220         17,426
      Accounts payable and other accrued liabilities........     (257,606)       265,995
      Accrued profit sharing................................      (75,000)        12,500
      Deferred compensation.................................      (23,773)     6,295,681
      Accrued bonuses payable...............................      951,821      2,074,895
      Sales commissions payable.............................      307,092         49,384
      State income taxes payable............................       93,333         30,311
                                                              -----------   ------------
        Net cash provided by operating activities...........   10,403,543      7,190,556
                                                              -----------   ------------
Cash flows from investing activities:
  Capital expenditures......................................     (197,874)      (233,909)
                                                              -----------   ------------
Cash flows from financing activities:
  Issuance of common stock..................................      257,179             --
  Distribution to shareholders..............................   (7,047,058)    (2,300,000)
  Distributions paid to minority interests..................     (120,000)       (20,140)
                                                              -----------   ------------
        Net cash used in financing activities...............   (6,909,879)    (2,320,140)
                                                              -----------   ------------
Net increase in cash and cash equivalents...................    3,295,790      4,636,507
Cash and cash equivalents at beginning of period............    8,814,452      5,249,459
                                                              -----------   ------------
Cash and cash equivalents at end of period..................  $12,110,242   $  9,885,966
                                                              ===========   ============
Supplemental disclosure of cash flow information:
  Cash paid for interest....................................  $        --   $     40,142
  Cash paid for income taxes................................       11,019         13,024

   The accompanying notes are an integral part of these financial statements.

                           SANDERS MORRIS MUNDY INC.

               NOTES TO CONSOLIDATED INTERIM FINANCIAL STATEMENTS

                                  (UNAUDITED)

1. BASIS OF PRESENTATION

    The interim consolidated financial statements as of September 30, 1999 and for each of the nine-month periods ended September 30, 1999 and 1998 are unaudited and certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary to fairly present the financial condition, results of operations and cash flows with respect to the interim financial statements have been included. The results of operations for the interim periods are not necessarily indicative of the results for the entire year.

2. PROPOSED MERGER

    During October 1999, the Company entered into an agreement and plan of reorganization (the "Agreement") with Pinnacle Global Group, Inc. ("Pinnacle"). Under the terms of the Agreement, the Company and Harris Webb & Garrison, Inc., a subsidiary of Pinnacle, would merge. If consummated, current shareholders of the Company would receive stock of Pinnacle for all of the shares of the Company. The merger is subject to (i) approval of shareholders of the Company and Pinnacle, (ii) SEC and Nasdaq approvals and (iii) other related and customary conditions.

3. NASD EXAMINATION

    As part of its regular examination cycle, NASD Regulation inspected the Company in August 1999. Following these inspections, various issues primarily regarding supervisory procedure documentation, recordkeeping requirements, and related supervisory functions were brought to the Company's attention. The NASD Regulation has not informed the Company if it will refer any of the identified issues to its enforcement divisions for further consideration. Although the Company believes that there are defenses in connection with these issues, the NASD Regulation could commence enforcement proceedings with respect to one or more of the issues. If one or more enforcement proceedings were commenced and one or more proceedings were to result in a determination that the Company or its employees, including executives with ultimate supervisory responsibility, violated or failed to enforce securities rules or regulations, sanctions for the violations could range from a letter of caution or censure, to financial costs and penalties or various limitations on firm or employee activity, including individual suspensions. These sanctions, including suspensions of the Company's employees or executives, could have a material adverse effect on the Company's business, financial condition, results of operations or cash flows. The Company has undergone NASD Regulation inspections in prior years and has not had an enforcement proceeding commenced with respect to any issues raised in previous inspections.

4. CLEARING ARRANGEMENT

    In May 1999, the Company entered into a new fully-disclosed clearing arrangement with the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation.

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
  Harris Webb & Garrison, Inc.

    We have audited the accompanying statements of financial condition of Harris Webb & Garrison, Inc., as of December 31, 1998 and 1997 and the related statements of income, changes in stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harris Webb &
Garrison, Inc., as of December 31, 1998 and 1997 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

                                          CHESHIER & FULLER, L.L.P.

Dallas, Texas
February 11, 1999
  (except for Note 18 for
  which the date is
  March 15, 1999)

                          HARRIS WEBB & GARRISON, INC.

                       STATEMENTS OF FINANCIAL CONDITION

                                     ASSETS

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
Cash........................................................   $1,064,935     $   90,143
Money market mutual funds...................................           --        558,343
Receivable from correspondent brokers and dealers...........      487,620        442,558
Securities owned at market value............................    1,578,325        144,324
Notes and accounts receivable from related parties..........      123,770          8,112
Other receivables...........................................       34,524         89,949
Property and equipment, net of accumulated depreciation of
  $25,222 and $10,705, respectively.........................      100,767         59,919
Secured demand notes........................................           --        430,000
Deferred federal income taxes...............................           --        124,000
Federal income taxes receivable.............................      292,814             --
Other assets................................................       40,485             --
                                                               ----------     ----------
        TOTAL ASSETS........................................   $3,723,240     $1,947,348
                                                               ==========     ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable............................................  $    50,395   $     1,785
Accrued expenses............................................      280,222       339,171
Payable to brokers and dealers..............................      283,594        25,889
Securities sold not yet purchased...........................        3,600        26,245
State and federal income taxes payable......................           --       238,960
Deferred federal income taxes...............................      434,398            --
Subordinated liabilities....................................           --       430,000
                                                              -----------   -----------
        TOTAL LIABILITIES...................................    1,052,209     1,062,050
                                                              -----------   -----------
Stockholders' equity--
    Common stock, at stated value--$1 par value, 50,000
      shares authorized; 25,921 shares issued and
      25,435 outstanding in 1998; 18,158 shares issued and
      17,822 outstanding in 1997;...........................       25,921        18,158
    Additional paid-in capital..............................    3,882,284     2,845,964
    Treasury stock at par value, 486 shares in 1998 and 336
    shares in 1997..........................................         (486)         (336)
    Retained earnings (deficit).............................   (1,236,688)   (1,978,488)
                                                              -----------   -----------
        TOTAL STOCKHOLDERS' EQUITY..........................    2,671,031       885,298
                                                              -----------   -----------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..........  $ 3,723,240   $ 1,947,348
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          HARRIS WEBB & GARRISON, INC.

                              STATEMENTS OF INCOME

                  FOR THE THREE YEARS ENDED DECEMBER 31, 1998

                                                              1998         1997         1996
                                                           ----------   ----------   -----------
Revenue:
    Commissions..........................................  $3,828,831   $4,150,743   $ 2,895,032
    Investment banking fees..............................   1,489,805    2,544,432       722,321
    Unrealized gain on investment........................   1,338,000           --            --
    Account management fees..............................     308,677      281,546       324,482
    Margin interest......................................     130,262       56,850        38,086
    Other................................................       1,382        8,185        15,913
                                                           ----------   ----------   -----------
                                                            7,096,957    7,041,756     3,995,834
                                                           ----------   ----------   -----------
Expenses:
    Employee compensation................................   4,417,541    5,096,383     3,460,691
    Clearing charges and exchange fees...................     567,887      566,918       419,017
    Communications.......................................     184,866      161,964       135,512
    Occupancy and equipment..............................     373,824      437,374       406,872
    Promotions...........................................     116,440       72,752       111,810
    Interest.............................................       9,327       37,650        22,418
    Losses in error accounts and bad debts...............       9,420       (2,711)       71,253
    Regulatory fees......................................      21,377       52,615        67,735
    Professional fees....................................     134,677       29,039       242,472
    Other................................................     152,516      147,468       235,280
                                                           ----------   ----------   -----------
                                                            5,987,875    6,599,452     5,173,060
                                                           ----------   ----------   -----------
Net income before income taxes...........................   1,109,082      442,304    (1,177,226)
    Provision for income taxes...........................     367,282      141,500            --
                                                           ----------   ----------   -----------
NET INCOME (LOSS)........................................  $  741,800   $  300,804   $(1,177,226)
                                                           ==========   ==========   ===========
Basic and diluted earnings (loss) per share..............  $    30.21   $    16.80
                                                           ==========   ==========
Weighted average shares outstanding......................      24,556       17,906
                                                           ==========   ==========
PRO FORMA (Note 15)
Historical income before taxes on income (loss)..........               $  442,304   $(1,177,226)
Pro forma taxes on income................................                       --            --
                                                                        ----------   -----------
Pro forma net income (loss)..............................               $  442,304   $(1,177,226)
                                                                        ==========   ===========
Pro forma earnings (loss) per common share...............               $    24.70   $    (94.52)
                                                                        ==========   ===========
Weighted average shares outstanding......................                   17,906        12,455
                                                                        ==========   ===========

   The accompanying notes are an integral part of these financial statements.

                          HARRIS WEBB & GARRISON, INC.

                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                  FOR THE THREE YEARS ENDED DECEMBER 31, 1998

                                    COMMON SHARES               ADDITIONAL       STOCK                   RETAINED
                                    OUTSTANDING &     COMMON     PAID IN     SUBSCRIPTIONS   TREASURY    EARNINGS
                                     SUBSCRIBED       STOCK      CAPITAL      RECEIVABLE      STOCK      (DEFICIT)       TOTAL
                                   ---------------   --------   ----------   -------------   --------   -----------   -----------
Balance, December 31, 1995.......       9,972        $ 9,972    $1,496,973     $(96,667)      $  --     $(1,102,066)  $   308,212
Issuance of common stock.........       5,917          5,917      920,538            --          --              --       926,455
Redemption of common stock.......        (225)          (225)     (37,275)           --          --              --       (37,500)
Collection of stock
  subscriptions..................          --             --           --        96,667          --              --        96,667
Net (loss).......................          --             --           --            --          --      (1,177,226)   (1,177,226)
                                       ------        -------    ----------     --------       -----     -----------   -----------
Balance, December 31, 1996.......      15,664         15,664    2,380,236            --          --      (2,279,292)      116,608
Issuance of common stock.........       2,494          2,494      270,038            --          --              --       272,532
Purchase of treasury stock.......        (336)            --      (30,856)           --        (336)             --       (31,192)
Recognition of compensation for
  stock awards...................          --             --      226,546            --          --              --       226,546
Net income.......................          --             --           --            --          --         300,804       300,804
                                       ------        -------    ----------     --------       -----     -----------   -----------
Balance, December 31, 1997.......      17,822         18,158    2,845,964            --        (336)     (1,978,488)      885,298
Issuance of common stock.........       7,763          7,763    1,011,081            --          --              --     1,018,844
Purchase of treasury stock.......        (150)            --       (4,970)           --        (150)             --        (5,120)
Recognition of compensation for
  stock awards...................          --             --       30,209            --          --              --        30,209
Net income.......................          --             --           --            --          --         741,800       741,800
                                       ------        -------    ----------     --------       -----     -----------   -----------
Balance, December 31, 1998.......      25,435        $25,921    $3,882,284     $     --       $(486)    $(1,236,688)  $ 2,671,031
                                       ======        =======    ==========     ========       =====     ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          HARRIS WEBB & GARRISON, INC.

                            STATEMENTS OF CASH FLOWS

                  FOR THE THREE YEARS ENDED DECEMBER 31, 1998

                                                              1998         1997         1996
                                                           -----------   ---------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income (loss)....................................  $   741,800   $ 300,804   $(1,177,226)
    Adjustments to reconcile net income (loss) to net
      cash
      provided (used) by
      Depreciation and amortization......................       14,517       9,936         5,971
      Other receivables written off......................       15,434          --            --
      Interest on subordinated debt converted common
        stock............................................           --          --         3,499
      Recognition of compensation for stock awards.......       30,209     226,546            --
      Unrealized (gain) loss on investment securities....   (1,370,944)   (112,699)      160,887
      Gain on sale of investment securities..............           --    (251,342)      (20,083)
      Deferred Federal income taxes......................      558,398    (124,000)           --
    Change in Assets and Liabilities:
      Receivable from brokers and dealers................      (45,062)   (244,914)      (78,702)
      Other receivables..................................       39,991     (75,100)       32,598
      Securities owned...................................       15,287     321,086       118,713
      Other assets.......................................      (40,485)      6,831            --
      Accounts payable and accrued liabilities...........      (10,339)    132,623       (21,737)
      Payable to brokers and dealers.....................      257,705     (66,919)       92,808
      Securities sold not yet purchased..................      (22,645)     26,245            --
      State and federal income taxes payable.............     (238,960)    238,960            --
      Federal income taxes receivable....................     (292,814)         --            --
                                                           -----------   ---------   -----------
Net cash provided (used) by operating activities.........     (347,908)    388,057      (883,272)
                                                           -----------   ---------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
    Capital expenditures.................................      (55,365)    (23,416)      (35,790)
    Purchase of investment securities....................      (78,344)         --            --
                                                           -----------   ---------   -----------
Net cash used by investing activities....................     (133,709)    (23,416)      (35,790)
                                                           -----------   ---------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from common stock subscriptions.............           --          --        96,667
    Proceeds from issuance of common stock...............    1,018,844     272,532       576,354
    Redemption of common stock...........................       (5,120)         --       (37,500)
    Purchase of treasury stock...........................           --     (31,192)
    Loans to related parties.............................     (115,658)         --      (156,416)
    Collection of related party loans....................           --     323,207        27,171
    Bank borrowings......................................           --          --       874,191
    Repayment of bank loans..............................           --    (399,190)     (475,000)
                                                           -----------   ---------   -----------
Net cash provided by financing activities................      898,066     165,357       905,467
                                                           -----------   ---------   -----------
Net increase (decrease) in cash..........................      416,449     529,998       (13,595)
Beginning cash balance...................................      648,486     118,488       132,083
                                                           -----------   ---------   -----------
Ending cash balance......................................  $ 1,064,935   $ 648,486   $   118,488
                                                           ===========   =========   ===========

   The accompanying notes are an integral part of these financial statements.

                          HARRIS WEBB & GARRISON, INC.

                            STATEMENTS OF CASH FLOWS

                  FOR THE THREE YEARS ENDED DECEMBER 31, 1998

                            SUPPLEMENTAL DISCLOSURE

                                                            1998       1997       1996
                                                          --------   --------   --------
Cash paid for:
  Interest..............................................  $  9,327   $37,650    $18,919
                                                          ========   =======    =======
  Income taxes..........................................  $118,500   $26,540    $    --
                                                          ========   =======    =======

NON-CASH FINANCING AND INVESTING TRANSACTIONS--SEE NOTE 2

    1998

    Subordinated borrowings pursuant to a secured note collateral agreement decreased by $430,000.

    1997

    Employees earned stock awards aggregating $317,173 of which $226,546 is vested.

    1996

    Subordinated borrowings pursuant to secured demand note collateral agreements aggregating $325,000 and related accrued interest of $25,101 were converted to 2,102 shares of common stock in satisfaction of such obligations.

    Subordinated borrowings pursuant to secured demand note collateral agreements decreased by $100,000.

   The accompanying notes are an integral part of these financial statements.

                          HARRIS WEBB & GARRISON, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Harris Webb & Garrison, Inc. ("the Company") is a broker/dealer in securities registered with the Securities and Exchange Commission under the exemptive provisions of (S.E.C.) Rule 15c3-3 (k)(2)(ii). These provisions provide that all funds and securities belonging to customers be handled by a correspondent broker/dealer. The Company is also a registered investment advisor with the Securities and Exchange Commission.

    The Company's retail customers are primarily individuals residing in the Houston, Texas metropolitan area. Receivable from brokers or dealers is with the Company's correspondent broker/ dealer which is located in New York, New York.

    Commission revenue and related expense are recorded on a settlement date basis and, if materially different are adjusted to trade date basis. Securities inventory transactions and related inventory gains or losses are also recorded on a settlement date basis and, if materially different are adjusted to trade date basis.

    The Company considers money market mutual funds and all highly liquid debt instruments with original maturities of three months or less as cash equivalents for purposes of the statement of cash flows.

    Property and equipment are recorded at cost and consist of furniture, office equipment and leasehold improvements. Depreciation is computed using an accelerated method over estimated useful lives of 5 years for furniture and office equipment. Amortization of leasehold improvements is computed using the straight-line method over an estimated useful life of 39 years.

    Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. These differences are primarily related to unrealized gains on investment securities and accrued receivables and payables which have not been recognized for income tax reporting. Deferred tax assets and liabilities represent future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

    The Company previously elected to be an S Corporation for Federal income tax purposes. Net income, with certain exceptions, is passed through to the shareholders, and accordingly, the Company is not taxed. Effective June 1, 1997, the Company elected to be treated as a C Corporation.

    Securities owned are carried at market value and consist of both trading and investment securities. Trading securities are carried at fair value as determined by market quotes. Investment securities are carried at fair value as estimated by management. Both realized and unrealized gains or losses are credited or charged to operations. The cost of securities used to compute realized gains and losses is determined by the specific identification method.

    Securities not readily marketable are carried at fair value as determined by management of the Company. The increase or decrease in net unrealized appreciation or depreciation of securities is credited or charged to operations. The Company presently owns securities which management believes do not currently have a value. Such securities may have a value in the future.

                          HARRIS WEBB & GARRISON, INC.

                               DECEMBER 31, 1998

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS

    Borrowings under subordination agreements at December 31, 1997 from stockholders are as follows:

                                                                1997
                                                              --------
Liabilities pursuant to secured demand note collateral
  agreements, maturing fully between March 1998 and
  March 2000, bearing 0% interest and collateralized by
  securities with a fair market value of $574,739 at
  December 31, 1997.........................................  $430,000
                                                              ========

    There were no borrowings under subordination agreements at December 31, 1998.

    The subordinated borrowings are covered by agreements approved by the National Association of Securities Dealers, Inc. and are thus available in computing net capital under the Securities and Exchange Commission's uniform net capital rule. To the extent that such borrowings are required for the Company's continued compliance with minimum net capital requirements, they may not be repaid.

NOTE 3--NOTES PAYABLE

    At December 31, 1998, the Company has a revolving line of credit with a bank for $300,000 which expires December 1, 1999. As of December 31, 1998, no debts were outstanding under this line. At December 31, 1997, the Company had a line of credit with a bank for $500,000. As of December 31, 1997, no debts were outstanding on this line.

NOTE 4--COMMITMENTS AND CONTINGENCIES

    The Company is required to indemnify its correspondent broker/dealer for losses it may incur in connection with accounts of the Company's customers. The Company requires customers to maintain margin collateral in compliance with various regulatory and internal guidelines in order to mitigate these risks. The Company and its correspondent broker/dealer monitor required margin levels daily and, pursuant to such guidelines, request customers to deposit additional collateral or reduce securities positions when necessary.

    The Company leases its office space and office equipment under operating agreements. The office lease calls for a base rental plus an additional rental due to increases in the lessor's operating cost for the property. Rental expense under operating leases was $206,185, $181,889, and $180,956 for office

                          HARRIS WEBB & GARRISON, INC.

                               DECEMBER 31, 1998

NOTE 4--COMMITMENTS AND CONTINGENCIES (CONTINUED)

space and $0, $198,753, and $124,540 for equipment for the years ended December 31, 1998, 1997 and 1996, respectively. Future minimum lease payments are as follows:

YEAR ENDING                                                     OFFICE
DECEMBER 31,                                                    SPACE
------------                                                  ----------
1999........................................................  $  349,718
2000........................................................     383,675
2001........................................................     383,675
2002........................................................     383,675
2003........................................................     463,607
2004 and later..............................................      79,932
                                                              ----------
                                                              $2,044,282
                                                              ==========

NOTE 5--NET CAPITAL REQUIREMENTS

    Pursuant to the net capital provisions of Rule 15c3-1 of the Securities and Exchange Act of 1934, a minimum net capital requirement must be maintained, as defined under such provisions. Net capital and the related net capital ratio may fluctuate on a daily basis.

    There were no material inadequacies in the computation of the ratio of aggregate indebtedness to net capital at December 31, 1998, 1997 and 1996 nor in the procedures followed in making the required periodic computations. The Company had net capital of approximately $1,054,343, $916,218 and $124,049 at December 31, 1998, 1997 and 1996, respectively, with a net capital requirement of $100,000 for each period. The ratio of aggregate indebtedness to net capital was .58, .63, and 4.90 to 1 at December 31, 1998, 1997 and 1996, respectively. The Securities and Exchange Commission permits a ratio of no greater than 15 to 1.

NOTE 6--POSSESSION OR CONTROL REQUIREMENTS

    The Company adheres to the exemptive provisions of (S.E.C.) Rule 15c3-3
(k)(2)(ii) by promptly transmitting all customer funds and securities to the clearing broker who carries the customer accounts. Therefore, the Company does not hold or have any possession or control of customer funds or securities.

NOTE 7--RELATED PARTIES

    The Company collected through Pinnacle Management & Trust Company ("PMT"), an affiliate acting as custodian for accounts managed by the Company, a total of $95,590, $99,709, and $69,726 in management fees during the years ended
December 31, 1998, 1997 and 1996. PMT also paid $38,509, $38,261 and $38,261 to the Company for rent for the years ended December 31, 1998, 1997 and 1996, respectively.

    The Company paid St. James Place Corp., an affiliate providing furniture and equipment, $63,243, $176,768, and $81,099 for lease payments during the years ended December 31, 1998, 1997 and 1996, respectively. The Company also earned insurance commissions of $219,939, $396,922 and $181,902

                          HARRIS WEBB & GARRISON, INC.

                               DECEMBER 31, 1998

NOTE 7--RELATED PARTIES (CONTINUED)

through HWG Insurance Agency, Inc during the years ended December 31, 1998, 1997 and 1996, respectively. The Company paid St. James Capital Corp's ("St. James") payroll aggregating $61,675 and $314,325 in 1997 and 1996, respectively, and was fully reimbursed for both amounts. There were no such payments to St. James during 1998.

    During the year ended December 31, 1997 the Company sold 123,404 shares of Texas BioTech warrants to shareholder/officers and realized a gain of $136,881.

    The Company effectively owns directly and indirectly approximately 25% of Biocyte Therapeutics, Inc. The Company paid payroll and related expenses of $125,280 for the benefit of Biocyte during 1997 and received reimbursements related to these expenses of $106,673 and $18,607, respectively during 1997 and the first 6 months of 1998.

NOTE 8--STOCK OPTIONS

    The Company has issued stock options according to a plan. At December 31, 1998, 1997 and 1996, respectively, there were options to purchase 2,270, 1,920, and 1,920 shares of common stock of the Company at $166.67 per share.

    The Company grants options to key employees to purchase shares of its common stock at fair value on the date of grant. Options are granted for five years.

    The Company has elected to account for the stock option plan under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations.

    The weighted average fair value of the options granted was estimated using the Black-Scholes option pricing model using the following assumptions:

Risk-free interest rate.....................................   5.3%-5.6%
Expected life (years).......................................           5
Expected volatility.........................................           0
Expected dividends..........................................           0

    The weighted-average grant-date fair value of options during 1998 is $39.99.

                          HARRIS WEBB & GARRISON, INC.

                               DECEMBER 31, 1998

NOTE 8--STOCK OPTIONS (CONTINUED)

    A summary of option transactions is shown below:

                                                             NUMBER OF   WEIGHTED-AVERAGE
                                                              SHARES      EXERCISE PRICE
                                                             ---------   ----------------
Outstanding at December 31, 1995...........................    1,920         $166.67
Granted, exercised, cancelled..............................      200              --
                                                               -----         -------
Outstanding at December 31, 1996...........................    2,120          166.67
Granted, exercised, cancelled..............................       --              --
                                                               -----         -------
Outstanding at December 31, 1997...........................    2,120          166.67
Granted....................................................      150          166.67
                                                               -----         -------
Outstanding at December 31, 1998...........................    2,270         $166.67
                                                               =====         =======
Exercisable at December 31, 1998...........................    2,270         $166.67
                                                               =====         =======

    Effective January 1, 1998 stock options were granted to 3 employees to purchase a total of 150 shares of the Company until January 1, 2003 at $166.67 per share and 1,297 shares of common stock were granted to various employees for services rendered. 275 shares of the 1,297 shares have a vesting period as follows: 68 shares vest immediately, 68 shares vest January 1, 1999, 68 shares vest January 1, 2000 and 71 shares vest January 1, 2001.

    A summary of options outstanding as of December 31, 1998 is shown below:

                                                                 WEIGHT-AVERAGE
                                                                   REMAINING
                                                     NUMBER       CONTRACTUAL       NUMBER
                                                    OF SHARES    LIFE OF SHARES    OF SHARES
                                                   OUTSTANDING    OUTSTANDING     EXERCISABLE
                                                   -----------   --------------   -----------
$166.67..........................................     1,710         1.42 years       1,710
$166.67..........................................       210         2.50 years         210
$166.67..........................................       100         2.26 years         100
$166.67..........................................       100         2.75 years         100
$166.67..........................................       150          4.0 years         150
                                                      -----                          -----
                                                      2,270                          2,270
                                                      =====                          =====

    If the option holders' employment is terminated, the options will expire.

    Pro forma information regarding net income is required by SFAS No. 123. This information has been derived as if the Company had accounted for its directors, officers and employee stock options

                          HARRIS WEBB & GARRISON, INC.

                               DECEMBER 31, 1998

NOTE 8--STOCK OPTIONS (CONTINUED)

under the fair value method in accordance with SFAS No. 123. The Company's pro forma information follows:

                                      1998                      1997                       1996
                             -----------------------   -----------------------   -------------------------
                             AS REPORTED   PRO FORMA   AS REPORTED   PRO FORMA   AS REPORTED    PRO FORMA
                             -----------   ---------   -----------   ---------   -----------   -----------
Net income (loss)..........   $741,800     $724,502     $300,804     $286,236    $(1,177,226)  $(1,191,794)
Earnings per share.........   $  30.21     $  29.50     $  16.80     $  15.99    $    (94.52)  $    (95.69)
Weighted average shares
  O/S......................     24,556       24,556       17,906       17,906         12,455        12,455

NOTE 9--INCOME TAXES

    The provision for income taxes at December 31, is as follows:

                                                                1998        1997
                                                              ---------   --------
Current federal income tax provision (benefit)..............  $(191,116)  $236,300
Current state income taxes..................................         --     29,200
Deferred federal income tax provision (benefit).............    558,398   (124,000)
                                                              ---------   --------
                                                              $ 367,282   $141,500
                                                              =========   ========
Deferred income tax assets..................................  $ 122,681   $193,254
Deferred income tax liabilities.............................   (557,079)   (69,254)
                                                                          --------
Net deferred income tax assets (liabilities)................  $(434,938)  $124,000
                                                              =========   ========

    The expected income tax provision that would result from applying statutory tax rates to income before income taxes differs from the actual provision due to permanent differences related to non-deductible officer life insurance premiums, meals and entertainment.

NOTE 10--EMPLOYEE BENEFITS

    The Company adopted a 401(k) retirement plan effective January 1, 1994, covering substantially all full time salaried employees. The Company has paid or accrued contributions to its salary reduction 401(k) plan for the year ended 1997 in the amount of $16,636. The Company has made no contributions to its salary reduction 401(k) plan for the year ended 1998.

NOTE 11--STOCKHOLDERS' EQUITY

    At December 31, 1997, the Company had commitments to issue 1,903 shares of stock awards, of which 1,359 shares will be vested upon issuance. Total compensation expense related to these awards will be $317,173, of which $226,546 was expensed during the year ended December 31, 1997.

    The Company acquired 150 and 336 shares of its common stock for $5,120 and $31,192 and accounted for it by the par value method for the years ended December 31, 1998 and 1997, respectively.

                          HARRIS WEBB & GARRISON, INC.

                               DECEMBER 31, 1998

NOTE 12--EARNINGS (LOSS) PER COMMON SHARE

    The calculation of the basic and diluted per-share computations follow:

                                                        1998       1997        1996
                                                      --------   --------   -----------
Net income (loss) applicable to common stock........  $741,800   $300,804   $(1,177,236)
                                                      ========   ========   ===========
Weighted average number of common shares
  outstanding.......................................    24,556     17,906        12,455
Common shares issuable under stock option plan......        --         --            --
Less shares assumed repurchased with proceeds.......        --         --            --
                                                      --------   --------   -----------
Weighted average common and equivalent shares
  outstanding.......................................    24,556     17,906        12,455
                                                      ========   ========   ===========
Basic and diluted earnings (loss) per common
  share.............................................  $  30.21   $  16.80   $    (94.52)
                                                      ========   ========   ===========

NOTE 13--FAIR VALUE OF FINANCIAL INSTRUMENTS

    The carrying amounts of cash, money market mutual funds, receivables, payables and accrued expenses approximate their fair values due to the short-term nature of the items. Trading securities and securities sold but not yet purchased are carried at fair value as determined by quoted market prices. Investment securities are carried at fair value as determined by management. Management's estimates are based on the Black-Scholes model and other market factors. The carrying values of notes payable approximate their fair values due to the floating interest rates associated with the debt instruments. The carrying values of secured demand notes and subordinated liabilities approximate fair values since their interest rates are approximately the same as those available to the Company for subordinated debt with similar terms.

NOTE 14--OFF BALANCE SHEET RISK

    Included in the Company's clearing agreement with its clearing broker-dealer, is an indemnification clause. This clause relates to instances where the Company's customers fail to settle security transactions. In the event this occurs, the Company has indemnified the clearing broker-dealer to the extent of the net loss on the unsettled trade. At December 31, 1998, management of the Company had not been notified by the clearing broker-dealer, nor were they otherwise aware of any potential losses relating to this indemnification.

NOTE 15--PRO FORMA ADJUSTMENT

    Beginning June 1, 1997, the Company has been treated as a C Corporation pursuant to the Internal Revenue Code. Prior to June 1, 1997, the Company was treated as an S Corporation. The objective of the pro forma financial information is to show what the significant effects of the historical financial information might have been had the Company not been treated as an S Corporation for income tax purposes since that time.

    No pro forma tax provision or benefit was recorded for all years presented because the Company incurred net operating losses or had the benefit of loss carryforwards. In addition, a full valuation allowance was provided against the resulting deferred tax asset as it was not more likely than not that the asset would be realized.

                          HARRIS WEBB & GARRISON, INC.

                               DECEMBER 31, 1998

NOTE 16--CONCENTRATION RISK

    Cash at one account exceeded Federal insured limits of $100,000 during the year ended December 31, 1998.

NOTE 17--REORGANIZATION

    Effective January 29, 1999, the Company, along with affiliates PMT and Spires Financial, LP, a fixed-income securities broker/dealer, combined with TEI, Inc. under a newly created public holding company, Pinnacle Global Group, Inc. ("Pinnacle"). Each common share of the Company converted into 41.674 shares of Pinnacle or a total of 1,187,500 shares of Pinnacle for all the outstanding shares of the Company.

NOTE 18--SUBSEQUENT EVENT

    Effective March 15, 1999, Pinnacle acquired 2,000,000 shares of Biocyte Therapeutics from the Company for $1,340,000, of which $1,131,878 was received in cash with the remaining $208,122 expected to be received in March 1999.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
  Pinnacle Management & Trust Company:

    We have audited the accompanying balance sheet of Pinnacle Management & Trust Company as of December 31, 1998 and 1997 and the related statements of operations and comprehensive income (loss), shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pinnacle Management & Trust Company as of December 31, 1998 and 1997 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                          KPMG LLP

Houston, Texas
February 19, 1999

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
  Pinnacle Management & Trust Company

    We have audited the accompanying statements of operations and comprehensive income (loss), shareholders' equity and cash flows of Pinnacle Management & Trust Company for the year ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Pinnacle Management & Trust Company for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

GRANT THORNTON LLP

Houston, Texas
February 7, 1997

                      PINNACLE MANAGEMENT & TRUST COMPANY

                                 BALANCE SHEETS

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 1998         1997
                                                              ----------   ----------
                                       ASSETS

Cash and cash equivalents...................................  $1,948,331   $  536,832
Marketable securities.......................................     861,532    1,793,265
Accounts receivable.........................................      13,039       19,327
Furniture and equipment, net of accumulated depreciation of
  $81,519 for
  1998 and $48,701 for 1997.................................     107,660       87,992
Prepaid expenses and other assets...........................     224,647       20,027
                                                              ----------   ----------
      Total assets..........................................  $3,155,209   $2,457,443
                                                              ==========   ==========

                        LIABILITIES AND SHAREHOLDERS' EQUITY

Payable to shareholders.....................................  $       --   $  146,750
Accounts payable and other liabilities......................      55,104       22,413
Accrued dividends payable...................................     221,405           --
                                                              ----------   ----------
      Total liabilities.....................................     276,509      169,163
                                                              ----------   ----------
Shareholders' equity:
    Common stock, par value $1 per share; 1,000,000 shares
      authorized; issued and outstanding 153,551 for 1998
      and
      124,608 for 1997......................................     153,551      124,608
    Preferred stock, par value $.01 per share; 1,000,000
      shares
      authorized............................................          --           --
    Additional paid-in capital..............................   3,606,739    2,990,592
    Accumulated deficit.....................................    (854,570)    (844,173)
    Accumulated other comprehensive (loss)
      income--unrealized
      gain (loss) on marketable securities..................     (27,020)      17,253
                                                              ----------   ----------
      Total shareholders' equity............................   2,878,700    2,288,280
                                                              ----------   ----------
      Total liabilities and shareholders' equity............  $3,155,209   $2,457,443
                                                              ==========   ==========

                See accompanying notes to financial statements.

                      PINNACLE MANAGEMENT & TRUST COMPANY

            STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

                                                                  YEAR ENDED DECEMBER 31,
                                                            -----------------------------------
                                                               1998         1997        1996
                                                            ----------   ----------   ---------
Revenues:
    Fiduciary and custodial fees..........................  $1,553,768   $  982,181   $ 607,758
    Investment advisory fees..............................          --       95,971      44,983
    Interest, dividends and other.........................     112,575       97,824      66,903
    Gain on sale of securities............................     343,221      233,568      10,343
                                                            ----------   ----------   ---------
      Total revenues......................................   2,009,564    1,409,544     729,987
                                                            ----------   ----------   ---------
Costs and expenses:
    Salaries and employee benefits........................     915,120      667,309     487,268
    General and administrative............................     393,325      335,388     285,711
    Depreciation and amortization.........................      32,458       22,626     171,620
                                                            ----------   ----------   ---------
      Total costs and expenses............................   1,340,903    1,025,323     944,599
                                                            ----------   ----------   ---------
      Net income (loss)...................................     668,661      384,221    (214,612)
Other comprehensive loss--change in unrealized gain (loss)
  on marketable securities................................     (44,273)     (31,489)     47,070
                                                            ----------   ----------   ---------
Comprehensive income (loss)...............................  $  624,388   $  352,732   $(167,542)
                                                            ==========   ==========   =========

                See accompanying notes to financial statements.

                      PINNACLE MANAGEMENT & TRUST COMPANY

                       STATEMENTS OF SHAREHOLDERS' EQUITY

                                                                                                         ACCUMULATED
                                                             COMMON      ADDITIONAL                  OTHER COMPREHENSIVE
                                   COMMON     PREFERRED       STOCK       PAID-IN     ACCUMULATED          (LOSS)
                                   STOCK        STOCK      SUBSCRIBED     CAPITAL       DEFICIT            INCOME
                                  --------   -----------   -----------   ----------   ------------   -------------------
Balance, December 31, 1995......  $66,300    $       --    $        --   $1,591,200    $(639,958)         $  1,672
Change in unrealized gain (loss)
  on marketable securities......       --            --             --          --            --            47,070
Common stock subscribed.........       --            --      1,435,900          --            --                --
Net loss........................       --            --             --          --      (214,612)               --
                                  --------   -----------   -----------   ----------    ---------          --------
Balance, December 31, 1996......   66,300            --      1,435,900   1,591,200      (854,570)           48,742
Change in unrealized gain (loss)
  on marketable securities......       --            --             --          --            --           (31,489)
Common stock issued.............   58,308            --     (1,435,900)  1,399,392            --                --
Net income......................       --            --             --          --       384,221                --
Dividends.......................       --            --             --          --      (373,824)               --
                                  --------   -----------   -----------   ----------    ---------          --------
Balance, December 31, 1997......  124,608            --             --   2,990,592      (844,173)           17,253
Change in unrealized gain (loss)
  on marketable securities......       --            --             --          --            --           (44,273)
Common stock issued.............   28,943            --             --     682,632            --                --
Costs of registration
  statement.....................       --            --             --     (66,485)           --                --
Net income......................       --            --             --          --       668,661                --
Dividends.......................       --            --             --          --      (679,058)               --
                                  --------   -----------   -----------   ----------    ---------          --------
Balance, December 31, 1998......  $153,551   $       --    $        --   $3,606,739    $(854,570)         $(27,020)
                                  ========   ===========   ===========   ==========    =========          ========


                                      TOTAL
                                  SHAREHOLDERS'
                                     EQUITY
                                  -------------
Balance, December 31, 1995......   $1,019,214
Change in unrealized gain (loss)
  on marketable securities......       47,070
Common stock subscribed.........    1,435,900
Net loss........................     (214,612)
                                   ----------
Balance, December 31, 1996......    2,287,572
Change in unrealized gain (loss)
  on marketable securities......      (31,489)
Common stock issued.............       21,800
Net income......................      384,221
Dividends.......................     (373,824)
                                   ----------
Balance, December 31, 1997......    2,288,280
Change in unrealized gain (loss)
  on marketable securities......      (44,273)
Common stock issued.............      711,575
Costs of registration
  statement.....................      (66,485)
Net income......................      668,661
Dividends.......................     (679,058)
                                   ----------
Balance, December 31, 1998......   $2,878,700
                                   ==========

                See accompanying notes to financial statements.

                      PINNACLE MANAGEMENT & TRUST COMPANY

                            STATEMENTS OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                           -------------------------------------
                                                              1998         1997          1996
                                                           ----------   -----------   ----------
Cash flows from operating activities:
    Net income (loss)....................................  $  668,661   $   384,221   $ (214,612)
    Adjustments to reconcile net income (loss) to net
      cash provided by (used in) operating activities:
        Depreciation and amortization....................      32,458        22,626      171,620
        Gain on sale of securities.......................    (343,221)     (233,568)     (10,343)
        Changes in assets and liabilities:
            Decrease (increase) in accounts receivable...       6,288        27,539       (8,929)
            (Increase) decrease in prepaid expenses and
              other assets...............................    (204,620)       (2,424)      (3,787)
            (Decrease) increase in accounts payable and
              other liabilities..........................      32,691       (31,867)      (4,055)
                                                           ----------   -----------   ----------
                Net cash provided by (used in) operating
                  activities.............................     192,257       166,527      (70,106)
                                                           ----------   -----------   ----------
Cash flows from investing activities:
    Purchase of furniture and equipment..................     (52,126)      (40,824)     (31,828)
    Purchase of securities...............................  (3,544,381)   (2,911,957)    (743,416)
    Proceeds from sale of securities.....................   4,775,062     2,001,645      531,427
                                                           ----------   -----------   ----------
                Net cash (used in) provided by investing
                  activities.............................   1,178,555      (951,136)    (243,817)
                                                           ----------   -----------   ----------
Cash flows from financing activities:
    Issuance of common stock.............................     711,575     1,457,700           --
    Increase (decrease) in payable to shareholders.......    (146,750)      146,750           --
    Costs of registration statement......................     (66,485)           --           --
    Dividends paid.......................................    (457,653)     (373,824)          --
                                                           ----------   -----------   ----------
                Net cash provided by financing
                  activities.............................      40,687     1,230,626           --
                                                           ----------   -----------   ----------
Net increase (decrease) in cash and cash equivalents.....   1,411,499       446,017     (313,923)
Cash and cash equivalents, beginning of period...........     536,832        90,815      404,738
                                                           ----------   -----------   ----------
Cash and cash equivalents, end of period.................  $1,948,331   $   536,832   $   90,815
                                                           ==========   ===========   ==========
Noncash financing transaction:
    Common stock subscribed..............................  $       --   $        --   $1,435,800
                                                           ==========   ===========   ==========
    Dividends declared but unpaid........................  $  221,405   $        --   $       --
                                                           ==========   ===========   ==========

                See accompanying notes to financial statements.

                      PINNACLE MANAGEMENT & TRUST COMPANY

                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION AND BUSINESS

    Pinnacle Management & Trust Company (the Company) commenced operations on June 10, 1994 as a nonbanking trust company under the laws of the state of Texas and is subject to supervision by the Banking Commissioner of the State of Texas.

    The Company provides fiduciary services and has custodial responsibilities for assets of certain investment accounts for corporate, foundation, public and individual clients. The market value of assets of the custodial accounts totaled approximately $439 million and $414 million as of December 31, 1998 and 1997, respectively.

    CASH EQUIVALENTS

    The Company considers all investments with original maturities of three months or less to be cash equivalents.

    MARKETABLE SECURITIES

    The Company invests in U.S. agency securities and common stock to maintain liquidity in accordance with statutory requirements of the Texas Banking Code and the Texas Administrative Code.

    All marketable securities are recorded at fair value, with the related unrealized gains and losses reported as a separate component of comprehensive income until realized. Realized gains and losses are calculated using the specific identification method.

    FURNITURE AND EQUIPMENT

    Furniture and equipment are stated at cost. When property is retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the respective accounts, and any gain or loss on disposition is included in income. Depreciation is calculated over the estimated useful lives of the assets using the straight-line method.

    INCOME TAXES

    The shareholders elected under provision of the Internal Revenue Code to treat the Company as an S Corporation. As such, the shareholders are required to report their share of the Company's net income or loss on their individual federal income tax returns. Accordingly, no federal income tax provisions were required by the Company.

    FIDUCIARY AND CUSTODIAL FEES

    Fiduciary and custodial fees are recorded monthly for most trust accounts, based on a percentage of each individual account's market value on the last day of the month then ended.

    STOCK-BASED COMPENSATION

    During 1997, the Company adopted Statement of Financial Accounting Standards
(SFAS) No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. SFAS No. 123 allows a company to adopt a fair value based method of accounting for a stock-based employee compensation plan or to continue to use the intrinsic value based method as prescribed by Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK

                      PINNACLE MANAGEMENT & TRUST COMPANY

(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ISSUED TO EMPLOYEES. The Company has elected to continue to account for stock-based compensation under the intrinsic value method. Under this method, the Company recognizes no compensation expense for stock options granted when the exercise price of the options granted is greater than or equal to the fair value of the Company's stock on the date of grant.

    USE OF ESTIMATES

    In preparing the financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) MARKETABLE SECURITIES

    The Company's investments as of December 31, 1998 and 1997 consist of the following:

                                           AMORTIZED    UNREALIZED   UNREALIZED      FAIR
                                              COST        GAINS        LOSSES       VALUE
                                           ----------   ----------   ----------   ----------
1998
U.S. agency securities...................  $       --     $    --     $     --    $       --
Common stock.............................     888,552          --      (27,020)      861,532
                                           ----------     -------     --------    ----------
                                           $  888,552     $    --     $(27,020)   $  861,532
                                           ==========     =======     ========    ==========
1997
U.S. agency securities...................  $  836,693     $10,797     $     --    $  847,490
Common stock.............................     939,319       6,456           --       945,775
                                           ----------     -------     --------    ----------
                                           $1,776,012     $17,253     $     --    $1,793,265
                                           ==========     =======     ========    ==========

    The U.S. agency securities mature at various dates through November 2026.

(3) FAIR VALUES

    The Company's financial instruments include cash and cash equivalents, marketable securities (carried at market value), accounts receivable and accounts payable. The fair values of financial instruments are determined by reference to various market data and other valuation techniques, as appropriate. The fair values of financial instruments approximated their carrying values at December 31, 1998 and 1997.

(4) RELATED-PARTY TRANSACTIONS

    The Company obtained legal services from a Board member. Included in general and administrative expenses is $2,858, $1,442, and $8,158 in legal fees paid to the Board member during 1998, 1997, and 1996, respectively.

    The Company provides services for and shares expenses with Harris Webb & Garrison, Inc., a related party. Included in operating expenses as of December 31, 1998, 1997 and 1996, respectively, is $39,989, $39,396, and $41,056 of rent expense which was paid to the related party.

                      PINNACLE MANAGEMENT & TRUST COMPANY

(5) REGULATORY REQUIREMENTS

    The Company is required by its regulator, the Texas Department of Banking, to maintain minimum capital of $1,500,000. As of December 31, 1998, the Company is in compliance with this requirement.

(6) COMMON STOCK

    During December 1996, the Company initiated a private offering of 80,000 shares of its $1 par value common stock at a price of $25 per share. At December 31, 1996, the Company had received subscriptions for 57,436 shares. In January 1997, 58,308 shares were issued for $1,457,700 and the offering was terminated.

    The Company's original shareholders were granted "founder's" options or warrants that allow the holder thereof to purchase at a price of $25 per share, a number of shares based on 50% (33,150 shares or $828,750) of the shareholders' original investment in the Company. The "founder's" options or warrants shall be exercisable at any time on or before January 2, 1999. As of December 31, 1998, 27,443 warrants were exercised at a total price of $686,075. As of January 31, 1999, the remaining warrants were exercised at a total price of $142,800.

(7) STOCK OPTIONS

    During 1997, the Board resolved to adopt a stock option plan for the management team of the Company. This plan will allow selected management team members to subscribe for and purchase from the Company in whole or in part 28,000 shares at a price of $25 per share. These options will have a ten-year life and a three-year vesting period. No options have been granted under this plan as of December 31, 1998.

    Separate from this resolution, stock options were granted during 1998 and 1997 to an officer and directors with a five-year life vesting 20% each year. A summary of the status of these options as of December 31, 1998 and 1997 follows:

                                                                            WEIGHTED
                                                                            AVERAGE
                                                               SHARES    EXERCISE PRICE
                                                              --------   --------------
Outstanding at December 31, 1996............................       --            --
Granted during 1997.........................................   15,000        $25.00
                                                               ------        ------
Outstanding at December 31, 1997............................   15,000        $25.00
Granted during 1998.........................................   28,000        $25.00
                                                               ------        ------
Outstanding at December 31, 1998............................   43,000        $25.00
                                                               ======        ======

    There are no options that are exercisable as of December 31, 1998. The fair value of the options was determined at grant date using the Minimum Value method. The Company assumed a risk-free interest rate of 5.56% in 1998 and 1997. If compensation cost for the Company's plans had been determined consistent with SFAS No. 123, the Company's net income would have been reduced to approximately $502,000 and $295,000 for the year ended December 31, 1998 and 1997, respectively.

                      PINNACLE MANAGEMENT & TRUST COMPANY

(8) EVENTS (UNAUDITED) SUBSEQUENT TO DATE OF INDEPENDENT AUDITORS' REPORT

    During April 1998, the Company entered into a letter of intent with a publicly-held liquid waste company. Under the terms of the agreement, the Company, along with the liquid waste company and two other financial services firms, would consolidate into a newly formed corporation, that would acquire all ownership of the four companies in a stock-for-stock transaction. Current shareholders of the Company would own slightly more than 16% of the new corporation, and current shareholders and partners of the other combining companies would own slightly less than 84% of the new corporation. The letter of intent is subject to: i) approval of shareholders of the Company, ii) receipt of approvals by all governmental organizations having jurisdiction over the parties involved in the transaction, iii) receipt of a financial fairness opinion from an investment banking firm, iv) absence of adverse changes in the financial condition of the parties involved in the transaction, v) Securities and Exchange Commission and NASDAQ approvals for registration and listing of the new corporation's shares and vi) other related conditions. The combination closed on January 29, 1999 and common shares of the newly formed entity, Pinnacle Global Group, Inc., began trading on the NASDAQ National Market on that date.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners of
  Spires Financial, L.P.:

    In our opinion, the accompanying statements of financial condition and the related statements of income, changes in partners' capital and cash flows present fairly, in all material respects, the financial position of Spires Financial, L.P. (the "Partnership") at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                          PricewaterhouseCoopers LLP

Houston, Texas
February 24, 1999

                             SPIRES FINANCIAL, L.P.
                       STATEMENTS OF FINANCIAL CONDITION

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
                                         ASSETS

Cash and cash equivalents...................................  $ 1,566,751    $ 2,071,700
Deposits held by clearing brokers and dealers, at market
  (cost: $1,083,141
  and $1,231,242, respectively), restricted.................    1,124,593      1,245,859
Commissions receivable from clearing brokers and dealers....      558,148        765,980
Securities purchased under agreements to resell.............           --     12,163,327
Due from clearing broker and dealer.........................   28,405,171             --
Securities owned, at market (cost: $27,202,310 and
  $18,053,284, respectively)................................   27,283,068     18,055,669
Receivables from employees..................................       94,660         42,211
Furniture and equipment, at cost, net.......................      480,586        330,821
Other assets................................................      745,596        548,367
                                                              -----------    -----------
    Total assets............................................  $60,258,573    $35,223,934
                                                              ===========    ===========

                            LIABILITIES AND PARTNERS' CAPITAL

Accounts payable and accrued liabilities....................  $   278,644    $   109,908
Securities sold under agreements to repurchase..............    2,872,738      4,129,571
Securities sold, not yet purchased, at market (cost:
  $28,341,562 and
  $12,108,629, respectively)................................   28,343,906     12,093,441
Due to clearing broker and dealer...........................   24,428,976     13,463,685
Commissions payable to brokers..............................      496,091        616,740
Payable to Secondary General Partner........................       33,247         20,597
                                                              -----------    -----------
      Total liabilities.....................................   56,453,602     30,433,942
Commitments and contingencies
Total partners' capital.....................................    3,804,971      4,789,992
                                                              -----------    -----------
      Total liabilities and partners' capital...............  $60,258,573    $35,223,934
                                                              ===========    ===========

    The accompanying notes are an integral part of the financial statements.

                             SPIRES FINANCIAL, L.P.

                            STATEMENTS OF OPERATIONS

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
    Brokerage commissions................................  $7,341,097   $6,691,531   $7,321,387
    Revenue from securities traded.......................     442,166      732,122      333,417
    Unrealized gain......................................      78,414       17,573       60,480
    Interest income......................................   1,071,312      799,703      564,355
    Other................................................      27,791           --           --
                                                           ----------   ----------   ----------
        Total revenues...................................   8,960,780    8,240,929    8,279,639
                                                           ----------   ----------   ----------
Expenses:
    Broker commissions...................................   3,396,159    2,530,838    2,084,405
    Administrative employee compensation and benefits....     837,044      861,099      938,911
    Data services........................................     618,401      477,524      364,689
    Professional fees....................................     310,527      179,951      264,793
    Occupancy expense....................................     174,953      162,408      138,470
    Clearing charges.....................................     322,956      221,996      234,777
    Interest expense.....................................   1,052,469      614,991      228,125
    Other................................................   1,163,892    1,007,597      779,736
                                                           ----------   ----------   ----------
        Total expenses...................................   7,876,401    6,056,404    5,033,906
                                                           ----------   ----------   ----------
        Net income.......................................  $1,084,379   $2,184,525   $3,245,733
                                                           ==========   ==========   ==========

    The accompanying notes are an integral part of the financial statements.

                             SPIRES FINANCIAL, L.P.

                   STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                 TOTAL
                                                               PARTNERS'
                                                                CAPITAL
                                                              -----------
Balance at December 31, 1995................................  $ 5,404,758
Capital distributions.......................................   (3,730,377)
Net income..................................................    3,245,733
                                                              -----------
Balance at December 31, 1996................................    4,920,114
Capital distributions.......................................   (2,314,647)
Net income..................................................    2,184,525
                                                              -----------
Balance at December 31, 1997................................    4,789,992
Capital distributions.......................................   (2,069,400)
Net income..................................................    1,084,379
                                                              -----------
Balance at December 31, 1998................................  $ 3,804,971
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

                             SPIRES FINANCIAL, L.P.

                            STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                 1998           1997          1996
                                                              -----------   ------------   -----------
Cash flows from operating activities:
    Net income..............................................  $ 1,084,379   $  2,184,525   $ 3,245,733
    Adjustments to reconcile net income to net cash provided
      by
      operating activities:
      Depreciation..........................................      123,950         88,851        71,173
      Unrealized gain on inventory of marketable
        securities..........................................      (78,414)       (17,573)      (60,480)
      Loss on retirement of leasehold improvements..........       17,933             --            --
      Decrease (increase) in deposits held by clearing
        brokers and dealers.................................      121,266         54,156       (69,787)
      Decrease (increase) in commissions receivable from
        clearing broker and dealer..........................      207,832       (301,322)      370,125
      Decrease in commissions receivable from mortgage
        customers...........................................           --             --        46,435
      Increase in due from clearing broker and dealer.......  (28,405,171)            --            --
      Decrease (increase) in securities purchased under
        agreements
        to resell...........................................   12,163,327    (10,664,653)   (1,498,674)
      Increase in inventory of marketable securities........   (9,148,985)   (12,583,284)   (2,794,162)
      Increase in receivables from employees................      (52,449)          (375)      (20,804)
      Increase in other assets..............................     (197,229)      (424,832)      (69,011)
      Increase (decrease) in accounts payable and accrued
        liabilities.........................................      168,736        (15,886)      (97,527)
      (Decrease) increase in securities sold under
        agreements to repurchase............................   (1,256,833)       (47,396)    4,176,967
      Increase in securities sold, not yet purchased........   16,250,465     10,603,095     1,490,346
      Increase (decrease) in due to clearing broker and
        dealer..............................................   10,965,291     13,463,685    (1,788,459)
      (Decrease) increase in commissions payable to
        brokers.............................................     (120,649)        91,015        34,440
      Increase (decrease) in payable to Secondary General
        Partner.............................................       12,650        (11,915)       (9,488)
                                                              -----------   ------------   -----------
        Total adjustments...................................      771,720        233,566      (218,906)
                                                              -----------   ------------   -----------
        Net cash provided by operating activities...........    1,856,099      2,418,091     3,026,827
                                                              -----------   ------------   -----------
Cash flows from investing activities:
    Purchases of furniture and equipment....................     (291,648)       (74,506)     (134,095)
    Proceeds from disposals of furniture and equipment......           --             --        14,093
                                                              -----------   ------------   -----------
        Net cash used in investing activities...............     (291,648)       (74,506)     (120,002)
                                                              -----------   ------------   -----------
Cash flows from financing activities:
    Distributions to partners...............................   (2,069,400)    (2,314,647)   (3,730,377)
                                                              -----------   ------------   -----------
    Decrease in payable to Class B Limited Partners, net of
      repayments............................................           --             --      (286,297)
                                                              -----------   ------------   -----------
        Net cash used in financing activities...............   (2,069,400)    (2,314,647)   (4,016,674)
                                                              -----------   ------------   -----------
Net (decrease) increase in cash and cash equivalents........     (504,949)        28,938    (1,109,849)
Cash and cash equivalents, beginning of year................    2,071,700      2,042,762     3,152,611
                                                              -----------   ------------   -----------
Cash and cash equivalents at end of year....................  $ 1,566,751   $  2,071,700   $ 2,042,762
                                                              ===========   ============   ===========
Interest paid...............................................  $ 1,052,469   $    563,330   $   224,942
                                                              ===========   ============   ===========

    The accompanying notes are an integral part of the financial statements.

                             SPIRES FINANCIAL, L.P.

                         NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    THE PARTNERSHIP

    Spires Financial, L.P. (the "Partnership") is a broker-dealer registered with the Securities and Exchange Commission (SEC) and is a member of the National Association of Securities Dealers (NASD). The Partnership is a Delaware limited partnership.

    The following provides general information about the Partnership. Readers of the financial statements should refer to the partnership agreement for more detailed information. The Partnership was formed effective January 18, 1995, for a period of ten years and was capitalized by cash contributions from the Managing General Partner, the Secondary General Partner, and various parties collectively known as the Class A and Class B Limited Partners. Additionally, the net assets of an active broker and dealer were contributed by a Class B Limited Partner in connection with the merger of that broker and dealer into the Partnership effective January 18, 1995. The net assets were transferred to the Partnership at their historical cost basis, which approximated fair market value. All of the general and limited partners are collectively known as the Partners.

    The Partners' initial ownership percentages and their subsequent profit and loss allocations are specifically defined in the limited partnership agreement.

    GENERAL

    The books and records of the Partnership are maintained on the accrual basis of accounting. The Partnership does not carry customer accounts or hold funds or securities for customers, but operates as an introducing broker on a fully disclosed basis and forwards all transactions to two clearing brokers and dealers (the "Clearing Brokers"). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    SECURITIES TRANSACTIONS

    Deposits held by clearing brokers and dealers, marketable securities owned and securities sold, not yet purchased are carried at market value. Realized and unrealized gains and losses, if any, are included in income from operations. Securities owned and securities sold, not yet purchased consisted of securities issued by federal government agencies and corporate securities.

    Proprietary securities transactions are recorded on the trade date, as if they had settled. Profit and loss arising from all securities transactions entered into for the account and risk of the Partnership are recorded on a trade date basis. Customers' securities are reported on a settlement date basis with related commission income and expense reported on a trade date basis.

    Amounts receivable and payable for securities transactions that have not reached their contractual settlement date are recorded net on the statement of financial condition.

    RESALE AND REPURCHASE AGREEMENTS

    Transactions involving purchases of securities under agreements to resell (reverse repurchase agreements or reverse repos) or sales of securities under agreements to repurchase (repurchase

                             SPIRES FINANCIAL, L.P.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

agreements or repos) are accounted for as collateralized financings. It is the policy of the Partnership to obtain the possession of collateral with a market value equal to or in excess of the principal amount loaned under resale agreements. Collateral is valued daily, and the Partnership may require counterparties to deposit additional collateral or return collateral pledged when appropriate.

    FURNITURE AND EQUIPMENT

    Furniture and equipment are stated at cost, net of accumulated depreciation. Depreciation on furniture and equipment is provided using the straight-line method over the estimated useful lives of the assets. Costs of maintenance and repairs are charged to expense. Cost and accumulated depreciation and amortization are removed from the accounts when assets are sold or retired, and the resulting gains or losses are included in operations.

    COMMISSIONS

    Commissions and related clearing expenses are recorded on a trade-date basis as securities transactions occur. The Partnership's securities transactions are settled by the Clearing Brokers.

    FEDERAL INCOME TAXES

    The Partnership is not a taxpaying entity for federal or state income tax purposes, accordingly, no provision or liability for federal income taxes has been recorded. The Partners are taxed individually on their respective portions of the Partnership's earnings.

    STATEMENT OF CASH FLOWS

    The Partnership considers all short-term highly liquid investments not held for sale in the ordinary course of business which are readily convertible into known amounts of cash and which have original maturities of three months or less as cash equivalents.

                             SPIRES FINANCIAL, L.P.

2. SECURITIES OWNED AND SECURITIES SOLD, NOT YET PURCHASED:

    Marketable securities owned and securities sold, not yet purchased consist of trading securities at market values, as follows:

                                                              DECEMBER 31, 1998
                                                         ---------------------------
                                                                       SOLD, NOT YET
                                                            OWNED        PURCHASED
                                                         -----------   -------------
U.S. government agency obligations.....................  $27,184,749    $28,343,906
Corporate bonds........................................       98,319             --
                                                         -----------    -----------
                                                         $27,283,068    $28,343,906
                                                         ===========    ===========

                                                              DECEMBER 31, 1997
                                                         ---------------------------
                                                                       SOLD, NOT YET
                                                            OWNED        PURCHASED
                                                         -----------   -------------
U.S. government agency obligations.....................  $17,942,447    $12,093,441
Corporate bonds........................................      113,222             --
                                                         -----------    -----------
                                                         $18,055,669    $12,093,441
                                                         ===========    ===========

3. DEPOSITS HELD BY CLEARING BROKER AND DEALER:

    Under the terms of the clearing agreements between the Partnership and the Clearing Broker and Dealer, the Partnership is required to maintain a certain level of cash or securities on deposit with the Clearing Broker and Dealer. If the Clearing Broker and Dealer suffers a loss due to a failure of a customer of the Partnership to complete a transaction, the Partnership is required to indemnify the Clearing Broker and Dealer. The Partnership has funds invested in a one-year U.S. Treasury bill with a market value of $1,020,952 and funds invested in a money market account with a market value of $103,641 as of December 31, 1998, on deposit with the Clearing Broker and Dealer to meet this requirement. As of December 31, 1997, the Partnership had funds invested in a one-year U.S. Treasury bill with a market value of $1,145,050 and funds invested in a money market account with a market value of $100,809 to meet this requirement.

4. FURNITURE AND EQUIPMENT:

    The following is a summary of furniture and equipment as of December 31:

                                                                1998        1997
                                                              ---------   ---------
Computer equipment..........................................  $ 502,231   $ 398,826
Furniture and fixtures......................................    111,390      91,092
Leasehold improvements......................................    179,766      38,922
                                                              ---------   ---------
                                                                793,387     528,840
Less accumulated depreciation and amortization..............   (312,801)   (198,019)
                                                              ---------   ---------
Furniture and equipment, net................................  $ 480,586   $ 330,821
                                                              =========   =========

                             SPIRES FINANCIAL, L.P.

5. REGULATORY NET CAPITAL:

    The Partnership is subject to the Securities and Exchange Commission Uniform Net Capital Rule (SEC Rule 15c3-1) which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. At December 31, 1998 and 1997, the Partnership had net capital of $2,765,210 and $2,327,227, which was $891,230 and $1,104,527 in excess of its required net capital of $1,873,980 and $1,222,700, respectively. The Partnership's ratio of aggregate indebtedness to net capital was 10.17 to 1 and 7.88 to 1 at December 31, 1998 and 1997, respectively.

6. COMMITMENTS AND CONTINGENCIES:

    The Partnership leases office space under noncancelable operating lease agreements expiring through 2003. In addition, the Partnership leases certain office equipment and software under noncancelable operating leases that expire through 2003. Rent and other lease expense totaled $785,785, $573,468 and $221,386 for the years ended December 31, 1998, 1997 and 1996, respectively.

    Future minimum rental payments under the Partnership's noncancelable operating lease agreements were as follows at December 31, 1998:

1999........................................................  $  826,641
2000........................................................     809,949
2001........................................................     742,698
2002........................................................     744,260
2003........................................................     617,989
                                                              ----------
                                                              $3,741,537
                                                              ==========

7. CONCENTRATIONS OF CREDIT RISK AND OFF-BALANCE SHEET CREDIT AND MARKET RISK:

    The Partnership maintains its cash in bank depository accounts which, at times, may exceed federally insured limits. The Partnership selects depository institutions based, in part, upon management's review of the financial stability of the institutions.

    The Partnership is engaged in various securities brokerage activities serving a diverse group of institutional investors nationwide. All of the Partnership's customer securities transactions are executed on a fully disclosed basis through the Clearing Brokers. The Partnership has market risk on its customers' buy and sell transactions. If customers do not fulfill their obligations, a gain or loss could be suffered equal to the difference between a customer's commitment and the market value of the underlying securities. The risk of default depends on the creditworthiness of the customers. The Partnership and the Clearing Broker perform extensive due diligence with respect to each customer accepted to minimize the Partnership's risk.

    In addition, the Partnership has sold securities that it does not currently own and will therefore be obligated to purchase such securities at a future date. The Partnership has recorded these obligations in the financial statements at the market values of the related securities and could incur a loss if the market value of the securities increases.

                             SPIRES FINANCIAL, L.P.

7. CONCENTRATIONS OF CREDIT RISK AND OFF-BALANCE SHEET CREDIT AND MARKET RISK:
(CONTINUED)

    The Partnership is further exposed to credit risk for resale and repurchase agreements and for commissions receivable from the Clearing Broker. Such credit risk is generally limited to the amount of the present month's commission receivable.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS:

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

    - The carrying amounts of cash and cash equivalents approximate fair value because of the short maturity of those instruments.

    - The carrying amounts of commissions receivable from clearing broker and dealer, receivables from partners and employees, accounts payable and accrued liabilities, commissions payable to brokers, and payable to Secondary General Partner approximate their fair value.

    - The fair value of securities owned, deposits held by clearing broker and dealer, securities sold, not yet purchased, repurchase agreements and reverse repurchase agreements, are based on quoted market prices for those or similar securities or fair value as determined by management.

9. RESALE AND REPURCHASE AGREEMENTS:

    The carrying value and fair value of resale and repurchase agreements are as follows at December 31:

                                               1998                       1997
                                      -----------------------   -------------------------
                                       CARRYING       FAIR       CARRYING        FAIR
                                        VALUE        VALUE         VALUE         VALUE
                                      ----------   ----------   -----------   -----------
Securities sold under agreements to
  repurchase........................  $2,872,738   $2,872,738   $ 4,129,571   $ 4,106,234
Securities purchased under
  agreements to resell..............  $       --   $       --   $12,163,327   $12,126,122

    At December 31, 1998 and 1997, securities sold under agreements to repurchase were maintained for safekeeping with Daiwa Securities America, Inc. ("Daiwa"), the Partnership's clearing broker. The type of securities sold was collateralized mortgage obligations. The agreements' maturities were overnight and the weighted average interest rate was 5.625% and 5.650% at December 31, 1998 and 1997, respectively. Securities purchased under agreements to resell were maintained for safekeeping with Daiwa. All of the securities purchased under agreements to resell had overnight maturities.

10. SUBORDINATED LIABILITIES:

    The Partnership had no subordinated liabilities at any time during the years ended December 31, 1998 and 1997. Therefore, the statement of changes in liabilities subordinated to claims of general creditors has not been presented for the years ended December 31, 1998 and 1997.

                             SPIRES FINANCIAL, L.P.

11. EMPLOYEE PROFIT SHARING PLAN:

    The Partnership has a contributory profit sharing plan and trust which covers substantially all employees except sales representatives. Contributions to the plan are discretionary, as defined, but may not exceed the amount deductible for federal income tax purposes.

    There were no Partnership contributions made to the plan for the years ended December 31, 1998 and 1997. Contributions in the amount of $187,165 were made to the plan for 1996.

12. SUBSEQUENT EVENTS:

    In accordance with the partnership agreement, the Partnership made capital distributions to the partners subsequent to December 31, 1998 totaling $572,683.

    Effective January 29, 1999 Pinnacle Global Group, Inc. (successor to TEI, Inc.), purchased the Partnership and two additional unrelated firms, in a partnership-for-stock transaction. The Partnership made final capital distributions to the partners prior to the partnership termination totaling $1,735,807.

                                                                      APPENDIX A

                              AMENDED AND RESTATED
                               AGREEMENT AND PLAN
                                       OF
                                 REORGANIZATION

                            DATED NOVEMBER 12, 1999,
                                     AMONG
                          PINNACLE GLOBAL GROUP, INC.,
                          HARRIS WEBB & GARRISON, INC.
                                      AND
                           SANDERS MORRIS MUNDY INC.
                                      AND
                                ITS SHAREHOLDERS

                               TABLE OF CONTENTS

                                                                                   PAGE
                                                                                 --------
ARTICLE I          DEFINITIONS AND INTERPRETATION..............................      1
            1.1    Definitions.................................................      1
            1.2    Interpretation..............................................      6
            1.3    Knowledge...................................................      6

ARTICLE II         THE MERGER..................................................      6
            2.1    The Merger..................................................      6
            2.2    Merger Consideration........................................      6
            2.3    Closing and Effective Time of the Merger....................      6

ARTICLE III        REPRESENTATIONS AND WARRANTIES OF PGG PARTIES...............      7
            3.1    Organization of PGG Parties.................................      7
            3.2    Authority Relative to this Agreement........................      7
            3.3    No Violations...............................................      7
            3.4    Consents and Approval.......................................      7
            3.5    PGG Capitalization..........................................      8
            3.6    PGG Subsidiaries............................................      8
            3.7    SEC Filings.................................................      9
            3.8    PGG Financial Statements....................................      9
            3.9    Absence of Certain Changes..................................      9
            3.10   No Undisclosed Liabilities..................................     10
            3.11   PGG Properties..............................................     10
            3.12   Taxes and Tax Returns.......................................     10
            3.13   Litigation..................................................     11
            3.14   Environmental Matters.......................................     11
            3.15   Employee Benefit Plans......................................     12
            3.16   Material Contracts..........................................     13
            3.17   Governmental Licenses and Permits; Compliance with Laws.....     14
            3.18   Broker-Dealer Matters.......................................     14
            3.19   Investment Advisor Matters..................................     15
            3.20   No Investment Company.......................................     15
            3.21   Compliance with TTCA........................................     15
            3.22   Labor Matters...............................................     15
            3.23   Transactions with Affiliates................................     15
            3.24   Year 2000 Compliance........................................     16
            3.25   Opinion of Financial Advisor................................     16
            3.26   Letters from Shareholders...................................     16
            3.27   State Takeover Statutes.....................................     16
            3.28   Brokers.....................................................     16
            3.29   Private Placement Memorandum................................     16

ARTICLE IV         REPRESENTATIONS AND WARRANTIES OF SMM.......................     17
            4.1    Organization of SMM.........................................     17
            4.2    Authority Relative to this Agreement........................     17
            4.3    No Violations...............................................     17
            4.4    Consents and Approval.......................................     17
            4.5    SMM Capitalization..........................................     18
            4.6    Subsidiaries................................................     18
            4.7    SEC Filings.................................................     18

                                                                                   PAGE
                                                                                 --------
            4.8    SMM Financial Statements....................................     19
            4.9    SMM Partnerships............................................     19
            4.10   Absence of Certain Changes..................................     19
            4.11   No Undisclosed Liabilities..................................     20
            4.12   SMM Properties..............................................     20
            4.13   Taxes and Tax Returns.......................................     21
            4.14   Litigation..................................................     21
            4.15   Environmental Matters.......................................     22
            4.16   Employee Benefit Plans......................................     22
            4.17   Material Contracts..........................................     22
            4.18   Governmental Licenses and Permits; Compliance with Laws.....     24
            4.19   Broker-Dealer Matters.......................................     24
            4.20   Investment Advisor Matters..................................     24
            4.21   No Investment Company.......................................     25
            4.22   Labor Matters...............................................     25
            4.23   Transactions with Affiliates................................     25
            4.24   Year 2000 Compliance........................................     25
            4.25   Brokers.....................................................     25
            4.26   Private Placement Memorandum................................     25

ARTICLE V          REPRESENTATIONS AND AGREEMENTS OF THE SMM SHAREHOLDERS......     25
            5.1    Ownership and Status of SMM Shares..........................     25
            5.2    Power of the SMM Shareholder................................     25
            5.3    Approval of Merger..........................................     26
            5.4    No Conflicts................................................     26
            5.5    No Litigation...............................................     26
            5.6    Preemptive and Other Rights; Waiver.........................     26
            5.7    Control of Related Business.................................     26
            5.8    No PGG Stock Ownership......................................     27
            5.9    Investment Intent...........................................     27

ARTICLE VI         PGG COVENANTS PENDING CLOSING...............................     27
            6.1    Conduct of PGG's Business...................................     27
            6.2    Forbearance by PGG..........................................     28
            6.3    Access and Information......................................     28
            6.4    Supplemental Information....................................     28
            6.5    Listing of Merger Shares....................................     29
            6.6    PGG Shareholders' Meeting...................................     29
            6.7    Confidentiality.............................................     29
            6.8    No Solicitation.............................................     29
            6.9    Consummation of Merger......................................     29

ARTICLE VII        COVENANTS OF SMM PENDING CLOSING............................     30
            7.1    Conduct of Business.........................................     30
            7.2    Forbearance by SMM..........................................     30
            7.3    Access and Information......................................     31
            7.4    Supplemental Information....................................     31
            7.5    Confidentiality.............................................     31
            7.6    SMM Shareholders' Meeting...................................     32
            7.7    Consummation of Merger......................................     32

                                                                                   PAGE
                                                                                 --------
ARTICLE VIII       MUTUAL CONDITIONS...........................................     32
            8.1    No Adverse Proceedings......................................     32
            8.2    Listing of Merger Shares....................................     32
            8.3    Broker-Dealer Regulatory Requirements.......................     32
            8.4    PGG Shareholder Approval....................................     32
            8.5    SMM Shareholder Approvals...................................     32
            8.6    Approval of Banking Commissioner............................     32

ARTICLE IX         CONDITIONS TO OBLIGATIONS OF PGG PARTIES....................     32
            9.1    Representations True at Closing.............................     32
            9.2    No Adverse Changes..........................................     33
            9.3    Opinion of SMM Counsel......................................     33
            9.4    Releases....................................................     33

ARTICLE X          CONDITIONS TO SMM PARTIES OBLIGATIONS.......................     33
           10.1    PGG Representations True at Closing.........................     33
           10.2    No Adverse PGG Changes......................................     33
           10.3    Opinion of PGG's Counsel....................................     33
           10.4    Tax Opinion.................................................     33

ARTICLE XI         ADDITIONAL AGREEMENTS.......................................     33
           11.1    Application to Banking Commissioner.........................     33
           11.2    Consents and Approvals......................................     34
           11.3    Publicity...................................................     34
           11.4    Expenses....................................................     34
           11.5    Conveyance Taxes............................................     34
           11.6    Qualified Retirement Plans..................................     34
           11.7    Rule 144 Reports............................................     35
           11.8    Lock-Up Agreements..........................................     35
           11.9    Standstill..................................................     35
           11.10   Board Representation........................................     36
           11.11   Shelf Registration Statement................................     37

ARTICLE XII        NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES.......     38
           12.1    Nature of Statements........................................     38
           12.2    Survival of Representations and Warranties..................     38

ARTICLE XIII       INDEMNIFICATION.............................................     38
           13.1    Indemnification by the SMM..................................     38
           13.2    Indemnification by the SMM Shareholders.....................     38
           13.3    Indemnification by the PGG Parties..........................     38
           13.4    Requests for Indemnification................................     39

ARTICLE XIV        AMENDMENT AND TERMINATION...................................     40
           14.1    Amendment...................................................     40
           14.2    Waiver......................................................     40
           14.3    Termination.................................................     40
           14.4    Consequences of Termination.................................     40
           14.5    PGG Termination Fee.........................................     41
           14.6    SMM Termination Fee.........................................     41

ARTICLE XV         GENERAL PROVISIONS..........................................     41
           15.1    Non-Business Days...........................................     41
           15.2    Shareholder Consents........................................     41

                                                                                   PAGE
                                                                                 --------
           15.3    SMM Shareholders' Agreement.................................     41
           15.4    Notices.....................................................     42
           15.5    Entire Agreement............................................     43
           15.6    Assignment; Binding Effect..................................     43
           15.7    Counterparts................................................     43
           15.8    Governing Law; Jurisdiction.................................     43
           15.9    Severability of Provisions..................................     43
           15.10   Specific Performance........................................     43
           15.11   Joint Drafting..............................................     43
           15.12   Captions....................................................     43
           15.13   No Third-Party Beneficiaries................................     43

                              AMENDED AND RESTATED
                      AGREEMENT AND PLAN OF REORGANIZATION

    This Amended and Restated Agreement and Plan of Reorganization (this "AGREEMENT") dated as of November 12, 1999, among Pinnacle Global Group, Inc., a Texas corporation ("PGG"), and Harris Webb & Garrison, Inc., a Texas corporation and a wholly owned subsidiary of PGG ("HWG"), both of which are together referred to in this Agreement as the "PGG PARTIES," and Sanders Morris
Mundy Inc., a Texas corporation ("SMM"), and the undersigned shareholders of SMM (the "SMM SHAREHOLDERS") who collectively own, at the date of this Agreement, all of SMM's issued and outstanding capital stock and who, collectively with SMM, are referred to in this Agreement as the "SMM PARTIES";

                              W I T N E S S E T H

    WHEREAS, the parties to this Agreement (the "PARTIES") wish to effect a business combination in which HWG will merge into SMM in a merger (the "MERGER") to be consummated under the Texas Business Corporation Act (the "TBCA") and an Amended and Restated Plan of Merger in the form attached as Annex A to this Agreement (the "PLAN OF MERGER"); and

    WHEREAS, the Parties intend that the Merger will qualify as a "REORGANIZATION" under Sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended;

    WHEREAS, the Parties entered into an Agreement and Plan of Reorganization dated as of October 12, 1999, which by this Agreement the Parties are amending and restating in its entirety;

    NOW, THEREFORE, the Parties agree that:

                                   ARTICLE I
                         DEFINITIONS AND INTERPRETATION

    1.1  DEFINITIONS  In this Agreement:

    "AFFILIATE" means a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another Person with the terms "control" and "controlled" meaning for purposes of this definition, the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities or partnership or other ownership interests, or by contract or otherwise.

    "ALTERNATIVE TRANSACTION" means any proposal or offer for a merger, consolidation, acquisition, business combination, sale of all or a substantial portion of assets, liquidation, recapitalization or other reorganization involving PGG or any of its Subsidiaries (but excluding ERRI), or any proposal or offer for the acquisition in any manner of a substantial equity interest in PGG or any of its Subsidiaries (but excluding ERRI), other than the Merger.

    "BROKER-DEALER REGULATORY REQUIREMENTS" means all Laws and rules and regulations of all self-regulatory organizations which regulate the registration, licensing, reporting, control or activities of a "broker" or "dealer", as those two terms are defined in Section 3(a) of the Exchange Act, including the Exchange Act, the Securities Investor Protection Act, the rules of the NASD, state securities Laws, and the rules and regulations of state securities commissions.

    "BROKER-DEALER SUBSIDIARY" means each Subsidiary of PGG which is or is required to be registered as a broker-dealer under any Broker-Dealer Regulatory Requirement.

    "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in Houston, Texas are authorized or obligated to close.

    "CHARTER DOCUMENTS" means (i) in the case of any Person which is a corporation, its articles or certificate of incorporation and bylaws, and each certificate or other document setting forth the designation, amount and relative rights, limitations and preferences of any class or series of the corporation's capital stock, (ii) in the case of any Person which is a partnership, its partnership agreement and, if it is a limited partnership, its certificate of limited partnership, and (iii) in the case of any Person which is a limited liability company, its articles or certificate of organization and its regulations or limited liability company agreement.

    "CLOSING" has the meaning specified in Section 2.3.

    "CLOSING DATE" means (i) the fifth Business Day immediately following the earliest date upon or by which all conditions to the respective obligations of the Parties set forth in Articles VIII, IX and X shall have been satisfied or waived, or (ii) such other date as PGG and SMM may agree.

    "CODE" means the United States Internal Revenue Code of 1986, as amended.

    "COMPENSATORY WARRANTS" means all stock purchase warrants and options received by SMM in payment for services to its clients, which the Board of Directors has designated as being subject to the SMM Key Executive Plan.

    "DAMAGES" mean all obligations, claims, liabilities, damages, penalties, deficiencies, losses, investigations, proceedings, judgments, fines, and reasonable costs and expenses (including reasonable costs and expenses incurred in connection with the performance of obligations, interest, bonding and court costs and attorneys', accountants', engineers', consultants' and investigators' fees and disbursements) and disbursements incurred in connection with any investigation or defense of any of the foregoing.

    "DISTRIBUTABLE INVESTMENT SECURITIES" means and includes the 150,000 shares of common stock of EarthCare Company and the 25,000 shares of convertible preferred stock of OptiMark Technologies, Inc. owned by SMM at the date of this Agreement.

    "EFFECTIVE TIME" means the time and date when the Merger become effective under the Plan of Merger.

    "ENVIRONMENTAL CLAIM" means any claim by a Person alleging or imposing actual or potential liability (including potential liability for any investigatory cost, containment cost, control cost, prevention cost, remediation cost, cleanup cost, governmental response cost, natural resources damage, property damage, personal injury, or penalty) arising out of, based on, resulting from or relating to (i) the presence, storage, transport, disposal, use, discharge, release or threatened release of any Hazardous Substance at any location, whether or not owned by the Person against which the claim is made, or
(ii) circumstances forming the basis for any liability under, or any violation or alleged violation of, any Environmental Law.

    "ENVIRONMENTAL LAWS" means all applicable U.S. federal, foreign, state, local and other Laws, including common Laws and administrative or judicial interpretations of those Laws by any Governmental Entity, relating to pollution or the protection of human health and safety from the effects of pollution or the environment (which includes its ambient air, surface water, ground water, land surface and subsurface strata), including Laws relating to emissions, discharges, releases or threatened releases of Hazardous Substances, or otherwise relating to the manufacture, processing, distribution, use, existence, treatment, storage, disposal, transport, recycling, reporting or handling of Hazardous Substances, but not including zoning and land use Laws.

    "ENVIRONMENTAL PERMITS" means all permits, licenses, registrations, certifications, exemptions, approvals and other authorizations of or by any Governmental Entity required under any Environmental Law for PGG or SMM, or any of their respective Subsidiaries, to conduct its or their operations as presently conducted.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    "ERISA AFFILIATE" means, with respect to any Person, any trade or business, whether or not incorporated, which together with that Person would be deemed a single employer within the meaning of Section 4001 of ERISA or Section 414 of the Code.

    "ERRI" means Energy Recovery Resources Inc., a Subsidiary of PGG.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated under that Act.

    "GAAP" means United States generally accepted accounting principles consistently applied throughout the specified period and, if applicable, the immediately preceding comparable period.

    "GOVERNMENTAL ENTITY" means any U.S. federal, state, local or foreign court, executive office, legislature, governmental agency or ministry, commission, or administrative, regulatory or self-regulatory authority or instrumentality.

    "HAZARDOUS SUBSTANCES" means chemicals, pollutants, contaminants, wastes (including ambient wastes, hazardous wastes and liquid industrial wastes), or other substances (including toxic, deleterious or hazardous substances), as defined, listed or regulated pursuant to Environmental Laws, including asbestos or asbestos-containing materials, polychlorinated biphenyls, pesticides and oils, and petroleum and petroleum products (as those exemplary terms are defined in or regulated under the United States National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R. SectionSection 300.1 ET. SEQ. and other Environmental Laws).

    "INVESTMENT ADVISERS ACT" means the Investment Advisers Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

    "INVESTMENT ADVISORY RELATED AGREEMENTS" means any agreements and arrangements of the following types to which SMM, PGG, or any Subsidiary of PGG is a party or by which it is bound and which are currently actively in effect, as they may have been amended, supplemented, waived or otherwise modified:
(i) written agreements and arrangements for the performance of investment advisory, investment sub-advisory or investment management services with respect to securities, real estate, commodities, currencies or any other asset class for clients or on behalf of third parties; (ii) written agreements and arrangements for the distribution of securities of any "investment company" within the meaning of the Investment Company Act or funds underlying variable annuities, variable life insurance or other similar products or the maintenance of shareholder accounts for any of the foregoing products or the marketing of investment advisory or investment management services or the maintenance of accounts for such services; (iii) written trust agreements, custody arrangements, transfer agent agreements, fund administration agreements, and similar services agreements with respect to any of the foregoing; and (iv) all other written agreements and arrangements of a similar nature that are material to SMM, PGG or any Subsidiary of PGG.

    "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

    "LATEST PGG BALANCE SHEET" has the meaning specified in Section 3.8.

    "LATEST SMM BALANCE SHEET" has the meaning specified in Section 4.8.

    "LAW" means a law, statute, ordinance, rule, code or regulation enacted or promulgated, or order, directive, instruction or other legally binding guideline or policy issued or rendered by, any Governmental Entity.

    "LIEN" means a lien, mortgage, deed of trust, deed to secure debt, pledge, hypothecation, assignment, deposit arrangement, easement, preference, priority, assessment, security interest, lease, sublease, charge, claim, adverse claim, levy, interest of other Persons, or other encumbrance of any kind.

    "LOCK-UP AGREEMENTS" has the meaning specified in Section 11.8.

    "MAILING DATE" has the meaning specified in Section 6.6.

    "MATERIAL ADVERSE EFFECT" means when used with reference to a Party, a material adverse effect on the financial condition, business or results of operations of that Party and its Subsidiaries taken as a whole, without giving effect to the consummation of the Merger.

    "MERGER" has the meaning specified in the preamble of this Agreement.

    "MERGER SHARES" means the 7,125,233 shares of PGG Common Stock to be issued by PGG to the SMM Shareholders in connection the Merger as contemplated in
Section 2.2 and the Plan of Merger.

    "NASD" means the National Association of Securities Dealers, Inc.

    "PGG COMMON STOCK" means the Common Stock, $.01 par value per share, of PGG.

    "PGG DISCLOSURE SCHEDULE" means the Disclosure Schedule signed for identification purposes only by the President and Chief Executive Officer or Chief Financial Officer of PGG, which the PGG Parties have delivered to, and which has been reviewed and accepted by, the SMM Parties on or before the date of this Agreement, and which contains information relevant to the representations and warranties made by the PGG Parties in Article III.

    "PGG FAIRNESS OPINION" means the opinion of Howard Frazier Barker Elliot, Inc. referred to in Section 3.25.

    "PGG SEC FILINGS" has the meaning specified in Section 3.7.

    "PGG SHAREHOLDERS" means and includes all Persons who from time to time before the Closing are holders of PGG Common Stock.

    "PGG SHAREHOLDERS' MEETING" means the special meeting of the PGG Shareholders referred to in Section 6.6, as it may be continued following any temporary adjournment or adjournments thereof.

    "PGG STOCK OPTIONS" means the presently outstanding employee and director stock options granted under PGG's stock option plans for the purchase of an aggregate 634,550 shares of PGG Common Stock.

    "PLAN OF MERGER" has the meaning specified in the preamble of this Agreement.

    "PERMITTED LIENS" means (i) those Liens with respect to assets of PGG, any Subsidiary of PGG or SMM set forth in Section 3.11 of the PGG Disclosure Schedule or Section 4.11 of the SMM Disclosure Schedule, respectively,
(ii) those Liens reflected in the PGG SEC Filings, in the case of the PGG and its Subsidiaries and their respective assets or properties, or the SMM SEC Filings, in the case of SMM, (iii) Liens for water and sewer charges and current taxes not yet due and payable or being contested in good faith, and (iv) other Liens (including mechanics', couriers', workers', repairers', landlords', materialmen's, warehousemen's and other similar Liens) arising in the ordinary course of business as would not in the aggregate materially adversely affect the value of, or materially adversely interfere with the use of, the property subject thereto.

    "PERSON" means an individual, corporation, partnership, association, joint stock company, limited liability company, Governmental Entity, business trust, unincorporated organization, or other legal entity.

    "PRIVATE PLACEMENT MEMORANDUM" means the PGG Private Placement Memorandum
dated as of November   , 1999, relating to the offer of the Merger Shares in
connection with the Merger.

    "PROXY STATEMENT" means the proxy statement of PGG to be filed with the SEC for the purpose of obtaining the approval of the PGG Shareholders of the issuance of the Merger Shares in connection with the Merger.

    "RELEASES" means the Releases required to be delivered to SMM and the PGG Parties by the SMM Shareholders, as provided in Section 9.5.

    "SEC" means the Securities and Exchange Commission or any successor agency.

    "SMM COMMON STOCK" means the Common Stock, $.01 par value per share, of SMM.

    "SMM DISCLOSURE SCHEDULE" means the Disclosure Schedule signed for identification purposes only by the President and Chief Executive Officer or Chief Financial Officer of SMM, which SMM has delivered to, and which has been reviewed and accepted by, the PGG Parties on or before the date of this Agreement, and which contains information relevant to the representations and warranties made by SMM in Article IV.

    "SMM INTERIM FINANCIAL STATEMENTS" has the meaning specified in
Section 4.8.

    "SMM KEY EXECUTIVE PLAN" means the Sanders Morris Mundy Inc. Key Executive Plan, as adopted by the Board of Directors of SMM on October 1, 1992, and as amended through the date of this Agreement.

    "SMM PARTNERSHIPS" means all general and limited partnerships of which SMM or any Subsidiary of SMM is a general partner, and all joint ventures of which SMM or any Subsidiary of SMM is a joint venturer; including any such limited or general partnership or joint venture the financial statements of which have been consolidated with those of SMM for purposes of the consolidated financial statements of SMM referenced in Section 4.8.

    "SMM SHAREHOLDERS' AGREEMENT" means the Second Amended and Restated Buy-Sell Agreement dated April 30, 1999, together with all Addenda thereto, among SMM and the SMM Shareholders.

    "SMM SEC FILINGS" has the meaning specified in Section 4.7.

    "SMM SHAREHOLDERS MEETING" means the special meeting of the SMM Shareholders referred to in Section 7.6, as it may be continued following any temporary adjournment or adjournments thereof.

    "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

    "SHELF REGISTRATION STATEMENT" has the meaning specified in Section 11.11.

    "SUBORDINATION AGREEMENTS" means any agreement between SMM or a Broker-Dealer Subsidiary, on the one hand, and any other Person, on the other hand, by which such Person subordinates to the claims of other creditors of SMM or such Broker-Dealer Subsidiary, as the case may be, the payment of indebtedness which SMM or such Broker-Dealer Subsidiary excludes from the calculation of its "aggregate indebtedness" as defined in SEC Rule 15c3-1(c).

    "SUBSIDIARY" of a Party means an Affiliate of that Party more than 50% of the aggregate voting power (or any other voting, membership, partnership or joint venture equity interest in the case of a Person that is not a corporation) of which is beneficially owned by that Party directly or indirectly through one or more other Persons.

    "TAX" means any tax of any kind, however denominated, including any interest, penalties or other additions to tax that may become payable in respect thereof or in respect of a failure to comply with any requirement relating to any Tax Return, imposed by any U.S. federal, foreign, state or local Governmental Entity, including all income, gross income, gross receipts, profits, goods and services, social security, old age security, sales and use, ad valorem, excise, franchise, business license, occupation, real property gains, payroll and employee withholding, unemployment insurance, real and personal property, stamp, environmental, transfer, workers' compensation, severance, alternative minimum, windfall, and capital taxes, and other obligations of the same or a similar nature to any of the foregoing.

    "TAXING AUTHORITY" means any Governmental Entity responsible for the imposition, assessment, enforcement or collection of any Tax.

    "TAX RETURNS" means all Tax returns, declarations, reports, estimates, information returns and statements required to be filed with any Taxing Authority, or provided to any partner, shareholder, joint venturer or member under U.S. federal, foreign, state, or local Laws (including reports with respect to backup withholding and payments to Persons other than Taxing Authorities), and annual tax returns on behalf of employee benefit plans sponsored by PGG or SMM or any of their respective Subsidiaries or ERISA Affiliates.

    "TBCA" has the meaning specified in the preamble of this Agreement.

    "TEXAS BANKING COMMISSIONER" means the banking commissioner of Texas or a Person designated by the banking commissioner of Texas and acting under the direction and authority of the banking commissioner.

    "TRUST COMPANY SUBSIDIARY" means any Subsidiary of PGG which is or is required to be organized as a trust company under the TTCA.

    "TTCA" means the Texas Trust Company Act.

    "WAGES" has the meaning given such term by Section 3401(a) of the Code.

    "WARN ACT" means the Worker Adjustment and Retraining Notification Act of 1988.

    1.2 INTERPRETATION. Capitalized terms defined in this Agreement are equally applicable to both their singular and plural forms. References in this Agreement to a designated "Article" or "Section" refer to an Article or Section of this Agreement, unless otherwise specifically indicated. All pronouns in this Agreement shall be construed as including both genders and the neuter. In this Agreement, "including" is used only to indicate examples, without limitation to the indicated examples, and without limiting any generality which precedes it.

    1.3 KNOWLEDGE. When a representation and warranty in Article III is made to the "knowledge" of PGG or the PGG Parties, it means receipt of notice by or actual knowledge of the Chairman of the Board, the President and Chief Executive Officer, the Chief Financial Officer or the Chief Compliance Officer of either PGG or HWG, or the President of any other Subsidiary of PGG. When a representation and warranty in Article IV is made to the "knowledge" of SMM or the SMM Shareholders, it means receipt of notice by or actual notice of the Chairman of the Board, President, Chief Financial Officer or Chief Compliance Officer of SMM, or any SMM Shareholder.

                                   ARTICLE II
                                   THE MERGER

    2.1 THE MERGER. Simultaneously with the execution and delivery of this Agreement, the Plan of Merger is being executed and delivered by its parties. Subject to satisfaction of the conditions set forth in this Agreement and in the Plan of Merger, at the Effective Time HWG shall be merged with and into SMM in accordance with the TBCA and the Plan of Merger.

    2.2 MERGER CONSIDERATION. As more fully provided in, and subject to the terms and provisions of, the Plan of Merger, each share of SMM Common Stock outstanding immediately before the Effective Time will, as a result of the Merger, be converted into 117.32785 shares of PGG Common Stock.

    2.3 CLOSING AND EFFECTIVE TIME OF THE MERGER. The closing of the Merger (the "CLOSING") shall take place at the offices of Porter & Hedges, L.L.P., 700 Louisiana Street, Houston, Texas, on the Closing Date. As soon as practicable after the Closing, SMM and HWG will cause Articles of Merger incorporating the Plan of Merger to be executed and filed with the Secretary of State of Texas as required by the TBCA.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                       OF
                                  PGG PARTIES

    The PGG Parties jointly and severally represent and warrant to the SMM Parties that:

    3.1 ORGANIZATION OF PGG PARTIES. Each PGG Party is a corporation duly organized, validly existing and in good standing under the Laws of the State of Texas. Each PGG Party has full authority and corporate power to conduct its business as it is currently being conducted and, unless it will not survive the Merger, as to be conducted following consummation of the Merger. Each PGG Party is duly qualified to do business, and in good standing, in each jurisdiction where the nature of its properties or business requires such qualification. The PGG Parties have delivered to SMM true, correct and complete copies of the Charter Documents of each PGG Party.

    3.2 AUTHORITY RELATIVE TO THIS AGREEMENT. Each PGG Party has the requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement, the consummation of the Merger, and the issuance and delivery of the Merger Shares upon consummation of the Merger, have been duly authorized by the respective Boards of Directors of the PGG Parties, and except for the approval by the PGG Shareholders of the issuance of the Merger Shares in connection with the Merger, no other corporate proceedings on the part of either PGG Party are necessary to authorize this Agreement, the issuance and delivery of the Merger Shares, or the consummation of the Merger. This Agreement has been duly executed and delivered by each PGG Party. Assuming the valid authorization, execution and delivery of this Agreement by each SMM Party, this Agreement is a valid and binding obligation of each PGG Party, enforceable against each PGG Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, motorium or other Laws relating to or affecting creditors' rights generally or by equitable principles.

    3.3 NO VIOLATIONS. The execution, delivery and performance of this Agreement by the respective PGG Parties, the issuance and delivery by PGG of the Merger Shares in connection with the Merger, and the consummation of the Merger will not:

        (i) constitute a breach or violation of or default under the Charter Documents of either PGG Party or any of the PGG Subsidiaries or, assuming the obtainment of the consents and approvals described in clause (i) of
    Section 3.4, any Law applicable to either PGG Party or any of the PGG Subsidiaries; or

        (ii) except as accurately reflected in Section 3.3 of the PGG Disclosure Schedule, violate or conflict with or result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under or result in the termination of, or accelerate the performance by, or result in a right of termination under, or result in the creation of any Lien upon the assets or properties of PGG or any of its Subsidiaries under, any contract, indenture, loan document, license, permit, order, decree or instrument to which PGG or any of its Subsidiaries is a party or by which any of them or their assets or properties are bound.

    3.4 CONSENTS AND APPROVAL. No consent, order, approval, waiver or authorization of, or registration, application, declaration or filing with, any Person is required with respect to either PGG Party or any Subsidiary of PGG in connection with the execution and delivery of this Agreement, the issuance of the Merger Shares or the consummation of the Merger, except for:

        (i) consents, authorizations, approvals, filings or exemptions in connection with the applicable provisions of all Broker-Dealer Regulatory Requirements insofar as they pertain to the Merger;

        (ii) the consents and approvals described on Section 3.4 of the PGG Disclosure Schedule;

       (iii) the approval by the PGG Shareholders, as contemplated in
    Section 6.6, of the issuance of the Merger Shares; and

        (iv) other cases, considered individually and in the aggregate, in which any failure to make such registration, application, declaration or filing or to obtain any such consent, order, approval, waiver or other authorization is not reasonably likely to have a Material Adverse Effect on PGG.

    The affirmative vote of the holders of not less than a majority of the outstanding shares of PGG Common Stock representing a quorum at the PGG Shareholders' Meeting is the only vote of the holders of PGG capital stock necessary to approve this Agreement or the Merger.

    3.5  PGG CAPITALIZATION.  The authorized capital stock of PGG consists of
(i) 100 million shares of PGG Common Stock and (ii) 10 million shares of Preferred Stock, $.10 par value, of PGG ("PGG PREFERRED STOCK"). At October 12, 1999, 7,125,253 shares of PGG Common Stock, and no shares of PGG Preferred Stock, were issued and outstanding, 634,550 shares of PGG Common Stock were reserved for issuance upon exercise of the PGG Stock Options, and no shares of PGG Common Stock were held by PGG as treasury shares. All of the issued and outstanding shares of PGG Common Stock are duly and validly issued, fully paid and nonassessable, and were issued free of preemptive rights, in compliance with any rights of first refusal, and in compliance with all Laws. Section 3.5 of the PGG Disclosure Schedule sets forth the names of the recipients, the number of options granted, the exercise price, and the term of all PGG Stock Options. Except for the PGG Stock Options, no subscription, warrant, option, convertible security, stock appreciation or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of PGG or any of its Subsidiaries is authorized or outstanding, and there is not outstanding any commitment of PGG or any of its Subsidiaries to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets. Neither PGG nor any of its Subsidiaries has any contingent or other obligation to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. PGG is not a party, and has no knowledge that any PGG Shareholders are parties, to any voting agreement, voting trust or similar agreement or arrangement relating to PGG's capital stock or any agreement or arrangement relating to or providing for registration rights with respect to its capital stock.

    Upon their issuance upon consummation of the Merger, the Merger Shares will be duly authorized, validly issued, fully paid and nonassessable and, will represent 50% (rounded to the nearest one-hundredth of a percentage point) of the total number of shares of PGG Common Stock outstanding immediately following consummation of the Merger (assuming no exercises of the PGG Stock Options between the date of this Agreement and the Effective Time).

    3.6 PGG SUBSIDIARIES. Section 3.6 of the PGG Disclosure Schedule sets forth with respect to each PGG Subsidiary (i) its jurisdiction of incorporation, formation, or organization, (ii) each jurisdiction in which it is qualified to do business as a foreign entity, (iii) its authorized, issued, and outstanding shares of capital stock, membership, partnership, or other equity interests, and
(iv) the holder or holders of all outstanding shares of capital stock and the percentage ownership of each such holder or holders. Each Subsidiary of PGG is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full authority and corporate power to conduct its business as presently being conducted. Each Subsidiary of PGG is duly qualified to do business, and in good standing, in each jurisdiction where the nature of its properties or business requires such qualification. All of the outstanding shares of capital stock of each Subsidiary of PGG are validly issued, fully paid and nonassessable and are owned of record and beneficially by PGG or a wholly owned direct or indirect Subsidiary of PGG, free and clear of all Liens. There are no outstanding subscriptions, options, warrants, calls, rights, convertible securities, obligations to make capital contributions or advances, voting trust arrangements, shareholders' agreements or other agreements, commitments or understandings relating to the issued and outstanding capital stock of any Subsidiary of PGG. Except as described in Section 3.6 of the PGG Disclosure Schedule or the PGG SEC Filings, PGG does not, directly or indirectly, have any equity investment in any corporation, limited liability company, partnership, joint venture or other business entity.

    3.7 SEC FILINGS. The PGG Parties have filed all forms, reports and documents required to be filed by them with the SEC since January 1, 1996, and PGG has made available to SMM true and complete copies of (i) the Annual Reports on Form 10-K of PGG and its predecessor issuer for the years ended December 31, 1996, 1997 and 1998, (ii) all Annual Reports filed with the SEC by each Broker-Dealer Subsidiary pursuant to SEC Rule 17a-5(d) for the years ended December 31, 1996, 1997 and 1998, (iii) all other reports (including Current Reports on Form 8-K), statements and registration statements filed by PGG and its predecessor issuer with the SEC since December 31, 1998 and (iv) all Form ADVs and Form BDs, and all amendments thereto, filed by each Broker-Dealer or Investment Advisory Subsidiary since the date of organization of such Broker-Dealer Subsidiary (collectively, the "PGG SEC FILINGS"). The PGG SEC Filings, including all financial statements or schedules included in them,
(i) comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time of their filing (or if amended, supplemented or superseded by a later filing, on the date of the later filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

    3.8 PGG FINANCIAL STATEMENTS. The consolidated balance sheets and consolidated statements of operations, stockholders' equity and cash flows of PGG and its Subsidiaries included in the PGG SEC Filings fairly present in all material respects the consolidated financial position of PGG and its Subsidiaries at their respective dates and the consolidated results of operations of PGG and its Subsidiaries for the respective periods then ended, in accordance with GAAP, subject, in the case of unaudited interim financial statements, to (i) year-end adjustments (which consist of normal recurring accruals) and (ii) the absence of explanatory footnote disclosures required by GAAP. PGG's unaudited consolidated balance sheet at June 30, 1999 included in the PGG SEC Filings is herein called the "LATEST PGG BALANCE SHEET."

    3.9 ABSENCE OF CERTAIN CHANGES. Except as set forth in Section 3.9 of the PGG Disclosure Schedule, since June 30, 1999, PGG and its Subsidiaries have conducted their businesses only in the ordinary course, consistent with past practice, there has not occurred a Material Adverse Effect, or any event that could reasonably be expected to result in a Material Adverse Effect, on PGG, and neither PGG nor any of its Subsidiaries has:

        (i) amended its Charter Documents;

        (ii) issued, sold or delivered, or agreed to issue, sell or deliver, any of its capital stock, bonds or other securities, or granted or agreed to grant any options, warrants or other rights calling for the issue, sale or delivery of its securities;

       (iii) borrowed or agreed to borrow any funds, or incurred or become subject to any absolute or contingent obligation or liability, except trade accounts payable and accrued operating expenses incurred in the ordinary course of business since June 30, 1999;

        (iv) paid any obligation or liability other than current liabilities reflected in the Latest PGG Balance Sheet and current liabilities incurred since June 30, 1999, in the ordinary course of business;

        (v) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind in respect of its capital stock (other than dividends paid or distributions made by a Subsidiary to PGG or another Subsidiary), or purchased, redeemed or otherwise acquired, or agreed to purchase or redeem or otherwise acquire, directly or indirectly, any of its outstanding capital stock;

        (vi) sold, transferred or otherwise disposed of, or agreed to sell, transfer or otherwise dispose of, any of its assets, properties or rights, other than in the ordinary course of business or cancelled or otherwise terminated, or agreed to cancel or otherwise terminate, any debts or claims;

       (vii) entered into or agreed to enter into any agreement or arrangement granting any preferential right to purchase any of its assets, properties or rights, or requiring any consent of any party to the transfer or assignment of any such asset, property or right;

      (viii) suffered any material casualty Damages, destruction or physical losses, or waived or surrendered any rights of value which are material;

        (ix) made or permitted any amendment or termination of any material contract, agreement or license to which it is a party or by which it or any of its assets or properties are subject;

        (x) made, directly or indirectly, any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer, director or employee of PGG or any of its Subsidiaries;

        (xi) except for normal merit raises in the case of individual employees, granted any general pay increases to its employees or agents, or adopted any new or made any increase in any existing profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement or other employee benefit plan for or with any of its employees or agents;

       (xii) incurred or become subject to any material claim or liability for any Damages or alleged Damages for actual or alleged negligence or other tort or breach of contract; or

      (xiii) made or agreed to make any capital expenditures in excess of $100,000 in the aggregate.

    3.10 NO UNDISCLOSED LIABILITIES. Except as disclosed in the Latest PGG Balance Sheet or in Section 3.10 of the PGG Disclosure Schedule, PGG and its Subsidiaries have no liabilities or obligations, known or unknown, fixed or contingent, other than (i) those arising since June 30, 1999 in the ordinary course of business and consistent with past practice, (ii) liabilities and obligations arising after the date of this Agreement without violation of
Section 6.2, or (iii) liabilities and obligations that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect on PGG.

    3.11 PGG PROPERTIES. PGG and its Subsidiaries have good and marketable title to the properties and assets reflected in the Latest PGG Balance Sheet (other than properties and assets disposed of in the ordinary course of business since June 30, 1999, which, in the aggregate, are not material), free of all Liens except Permitted Liens.

    3.12 TAXES AND TAX RETURNS. Except as described in Section 3.12 of the PGG Disclosure Schedule:

        (i) all Tax Returns required to be filed with any Taxing Authority by or on behalf of PGG or any of its Subsidiaries have been duly filed on a timely basis in accordance with all applicable Laws;

        (ii) at the time of their filings all such Tax Returns were complete and correct;

       (iii) all Taxes required to be paid by PGG or any of its Subsidiaries on or before the date of this Agreement have been paid, and the reserves for Taxes reflected in the Latest PGG Balance Sheet are adequate to cover all Taxes that had not been paid, but which under GAAP were accruable, through the date of the Latest PGG Balance Sheet;

        (iv) there are no Liens for Taxes upon any assets of PGG or any of its Subsidiaries, except Liens for Taxes not yet due for current Tax periods ending after the date of this Agreement;

        (v) there are no outstanding deficiencies, assessments or written proposals for the assessment of Taxes proposed, asserted or assessed against PGG or any Subsidiary of PGG, and, to the knowledge of the PGG Parties, no grounds exist for any such assessment of Taxes;

        (vi) neither PGG nor HWG is an investment company within the meaning of
    Section 368(a)(2)(F) of the Code;

       (vii) neither PGG nor any of its Subsidiaries is an obligor on, and none of its assets have been financed directly or indirectly by, any tax exempt bonds;

      (viii) neither PGG nor any of its Subsidiaries is now, or has been during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, a real property holding corporation within the meaning of Section 897(c)(2) of the Code;

        (ix) neither PGG nor any of its Subsidiaries has filed a consent under
    Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of its assets;

        (x) no extension of the statute of limitations on the assessment of any Taxes has been granted to or applied for by PGG or any Subsidiary of PGG;

        (xi) neither PGG nor any of its Subsidiaries (x) is a party to any Tax sharing or allocation agreement, (y) has been a member of a consolidated, combined or unitary group (other than a group of which PGG (or TEI, Inc., as its predecessor by Merger) is or was the common parent corporation), for purposes of filing Tax Returns, and (z) has any liability for the Taxes of any Person (other than PGG or its Subsidiaries) as a transferee or successor, by contract or otherwise; and

       (xii) none of the Tax Returns of PGG or any of its Subsidiaries are the subject of an audit or examination by a Governmental Entity.

    3.13 LITIGATION. Except as disclosed in Section 3.13 of the PGG Disclosure Schedule, there is no suit, action, investigation or proceeding pending or, to the knowledge of the PGG Parties, threatened against PGG or any of its Subsidiaries at Law or in equity before or by any Governmental Entity or before any arbitrator or mediator of any kind, that is reasonably likely to have a Material Adverse Effect on PGG, and there is no judgment, decree, injunction, rule or order of any Governmental Entity, arbitrator or mediator to which PGG or any PGG Subsidiary is subject that is reasonably likely to have a Material Adverse Effect on PGG. Neither PGG Party has knowledge of any grounds on which any suit, action, investigation or proceeding of the nature referred to in this
Section 3.13 might be commenced with any reasonable likelihood of success.

    3.14 ENVIRONMENTAL MATTERS. Except as reflected in Section 3.14 of the PGG Disclosure Schedule, and except to the extent that the inaccuracy of any of the following, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on PGG:

        (i) PGG and its Subsidiaries hold, and are in compliance with and have been in compliance with, all Environmental Permits, and are otherwise in compliance with, and have been in compliance with, all applicable Environmental Laws, and there is no condition that is reasonably likely to prevent or interfere with compliance by the PGG or any of its Subsidiaries with any Environmental Law;

        (ii) no modification, revocation, reissuance, alteration, transfer or amendment of any Environmental Permit, or any review by, or approval of, any Governmental Entity or other third party of any Environmental Permit is required in connection with the execution or delivery of this Agreement, the consummation of the Merger or the operation of the business of PGG or any of its Subsidiaries on and immediately following the Closing Date;

       (iii) neither PGG nor any of its Subsidiaries has received any Environmental Claim, nor has any Environmental Claim been threatened against PGG any of its Subsidiaries;

        (iv) neither PGG nor any of its Subsidiaries has entered into, agreed to or is subject to any judgment, decree, order or other directive issued by, or consent arrangement with, any Governmental Entity under any Environmental Law, including any such judgment, decree, order or other directive relating to compliance with any Environmental Law or to the investigation, cleanup, remediation or removal of Hazardous Substances;

        (v) there are no circumstances that could reasonably be expected to
    (x) give rise to liability, and no Person has made any claim against PGG or any of its Subsidiaries, under any agreements with any Person under which PGG or any of its Subsidiaries would be required to defend, indemnify, hold harmless, or otherwise be responsible for any violation by or other liability or expense of such Person, or alleged violation by or other liability or expense of such Person, arising under any Environmental Law or relating to the possession, use, storage, transportation or disposition of Hazardous Substances, or (y) prevent PGG or any of its Subsidiaries from complying with its contractual obligations relating to any such matter;

        (vi) there are no other circumstances or conditions that are reasonably likely to give rise to a liability or obligation of PGG or any of its Subsidiaries under any Environmental Law; and

       (vii) no environmental report, survey, review or audit relating to PGG, its Subsidiaries, their predecessors, or their past or present assets or operations, has been prepared by or at the direction or for the benefit of, or has been delivered to, PGG or any of its Subsidiaries.

    3.15 EMPLOYEE BENEFIT PLANS. Section 3.15 of the PGG Disclosure Schedule accurately sets forth each retirement, pension, bonus, stock purchase, profit sharing, stock option, deferred compensation, severance or termination pay, insurance, medical, hospital, dental, vision care, drug, sick leave, disability, salary continuation, unemployment benefits, vacation, incentive or other compensation plan or arrangement or other employee benefit which is maintained, or otherwise contributed to or required to be contributed to, by PGG or any of its Subsidiaries or any ERISA Affiliate of PGG or any its Subsidiaries for the benefit of employees or former employees of PGG or any of its Subsidiaries (the "PGG EMPLOYEE PLANS"). Each of PGG and its Subsidiaries has complied, and currently is in compliance, both as to form and operation, in all material respects, with the terms of each PGG Employee Plan and all applicable provisions of ERISA and each other Law or regulation imposed or administered by any Governmental Entity with respect to each of the PGG Employee Plans. Except as set forth in Section 3.15 of the PGG Disclosure Schedule, neither PGG nor any of its Subsidiaries has at any time maintained, adopted, established, contributed to or been required to contribute to, otherwise participated in or been required to participate in, or had any liability with respect to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA. All contributions to, and payments from, each PGG Employee Plan which may have been required to be made in accordance with the terms of any such PGG Employee Plan and, where applicable, the Laws which govern such PGG Employee Plan, have been made in a timely manner. All material reports, Tax Returns and similar documents with respect to any PGG Employee Plan required to be filed with any Governmental Entity or distributed to any PGG Employee Plan participant have been duly filed on a timely basis or distributed. There are no pending investigations by any Governmental Entity involving or relating to any PGG Employee Plan, no threatened (to the knowledge of the PGG Parties) or pending claims (except for claims for benefits payable in the normal operation of the PGG Employee Plans), suits or proceedings against any PGG Employee Plan or asserting any rights or claims to benefits under any PGG Employee Plan which could give rise to a liability of PGG or any Subsidiary of PGG, nor, to the knowledge of the PGG Parties, are there any facts that could give rise to any such liability in the event of any such investigation, claim, suit or proceeding. No notice has been received by PGG or any of its Subsidiaries of any complaints or other proceedings of any kind involving PGG or any of its Subsidiaries or any of the employees of PGG or any of its Subsidiaries before any Governmental Entity relating to any PGG Employee Plan. The assets of each PGG Employee Plan are at least equal to the liabilities of such PGG Employee Plan.

    3.16 MATERIAL CONTRACTS. Section 3.16 of the PGG Disclosure Schedule lists all of the following written or oral executory contracts, agreements and commitments (collectively, the "PGG CONTRACTS"):

        (i) all employment, consulting or personal service agreements or contracts with any present or former officer, director or employee of PGG or any of its Subsidiaries who has an annual salary of $125,000 or more;

        (ii) all loan or credit agreements, and all bonds, debentures, promissory notes or other instruments of indebtedness, relating to the borrowing of money by PGG or any of its Subsidiaries;

       (iii) all guaranty, suretyship or similar arrangements under which PGG or a PGG Subsidiary guaranteed or is otherwise contingently or secondarily liable for any indebtedness, liability or obligation of any Person other than PGG or one of its Subsidiaries;

        (iv) all leases or subleases of real property used in the conduct of business of PGG or any PGG Subsidiary providing for annual rental payments to be paid by or on behalf of PGG or any PGG Subsidiary of more than $100,000 in each case;

        (v) all contracts or agreements committing PGG or any Subsidiary of PGG to make a capital expenditure in excess of $100,000;

        (vi) all contracts between any Broker-Dealer Subsidiary and each broker or dealer which clears transactions for any Broker-Dealer Subsidiary or to which any Broker-Dealer Subsidiary transmits customer funds or securities in connection with transactions in which any Broker-Dealer Subsidiary acts as an introducing broker or dealer;

       (vii) all Subordination Agreements pertaining to indebtedness of any Broker-Dealer Subsidiary;

      (viii) all contracts, agreements, agreements in principle, letters of intent and memoranda of understanding which call for or contemplate the future disposition (including restrictions on transfer and rights of first offer or refusal) or acquisition of (or right to acquire) any interest in any business enterprise, and all contracts, agreements and commitments relating to the future disposition of a material portion of the assets and properties of PGG or any Subsidiary of PGG other than in the ordinary course of business;

        (ix) all contracts, agreements with or commitments to any Person (other than the standard indemnification provisions contained in underwriting agreements entered into in the ordinary course of business) containing any provision or covenant relating to the indemnification or holding harmless by PGG or any Subsidiary of PGG which could result in a liability to PGG or a Subsidiary of PGG in excess of $100,000 or more;

        (x) all contracts, agreements and undertakings with any Governmental Entity or other Person which contain any provision or covenant limiting
    (x) the ability of PGG or any Subsidiary of PGG to engage in any line of business, to compete with any Person, to do business with any Person or in any location or to employ any Person or (y) the ability of any Person to compete with or obtain products or services from PGG or any Subsidiary of PGG; and

        (xi) all outstanding proxies, powers of attorney or similar delegations of authority granted by PGG or any Subsidiary of PGG to any other Person.

    The PGG Parties have delivered to SMM a true and correct copy of each PGG Contract. Each PGG Contract is in full force and effect and constitutes a legal, valid and binding obligation of PGG or the PGG Subsidiary which is a party to it, and, to the knowledge of the PGG Parties, of each other Person that is a party to it. Except as set forth in Section 3.16 of the PGG Disclosure Schedule, neither PGG nor any of its Subsidiaries is, and to the knowledge of the PGG Parties, no other party to any PGG Contract is, in violation or breach of or in default under such PGG Contract, or with or without notice or lapse of time or both, would be in violation or breach of or in default under any such PGG Contract, except for any violation, breach or default which, individually or in the aggregate, could not result in a Material Adverse Effect on PGG. Except as set forth in Section 3.16 of the PGG Disclosure Schedule, no PGG Contract provides that any party thereto other than PGG or a PGG Subsidiary may terminate such PGG Contract by reason of the execution of this Agreement or the consummation of the Merger.

    3.17 GOVERNMENTAL LICENSES AND PERMITS; COMPLIANCE WITH LAWS. Except as described in the PGG SEC Filings or Section 3.17 of the PGG Disclosure Schedule, neither PGG nor any of its Subsidiaries has received notice of any revocation or modification of any license, certification, tariff, permit, registration, exemption, approval or other authorization by any Governmental Entity, the revocation or modification of which has had or is reasonably likely to have a Material Adverse Effect on PGG. The conduct of the business of PGG and its Subsidiaries complies with all applicable Laws, except for violations or failures to comply, if any, that, individually or aggregate, are not reasonably likely to have a Material Adverse Effect on PGG.

    3.18 BROKER-DEALER MATTERS. Neither PGG nor any Subsidiary of PGG other than the Broker-Dealer Subsidiaries is or is required to be registered as a broker-dealer under any Broker-Dealer Regulatory Requirement. Except as set forth in Section 3.18 of the PGG Disclosure Schedule, and except to the extent that any inaccuracy in the following representations and warranties is not reasonably likely to result in a Material Adverse Effect on PGG:

        (i) each Broker-Dealer Subsidiary is registered as a broker-dealer with the SEC and under all applicable state Laws which require it to be so registered, and such registrations are in full force and effect;

        (ii) each Affiliate of each Broker-Dealer Subsidiary, and each officer, employee, consultant, agent or independent contractor of each Broker-Dealer Subsidiary or any such Affiliate, who is required by reason of the nature of his employment by such Broker-Dealer Subsidiary or such Affiliate to be registered as a broker-dealer, broker-dealer agent, registered representative or sales person with the SEC or the securities commission of any state or any self-regulatory body or other Governmental Entity, is duly registered or appointed as such, and such registration or appointment is in full force and effect;

       (iii) no Broker-Dealer Subsidiary nor, to the knowledge of the PGG Parties, any Affiliate or "associated person" (within the meaning of the Exchange Act) of any Broker-Dealer Subsidiary, is ineligible pursuant to
    Section 15(b) of the Exchange Act to serve as a broker-dealer or as an associated person to a registered broker-dealer;

        (iv) each Broker-Dealer Subsidiary is a member organization in good standing of the NASD, the Securities Investor Protection Corporation, and such other organizations in which its membership is required in order to conduct its business as now conducted;

        (v) each Broker-Dealer Subsidiary is, and has been since its inception, in compliance with all Broker-Dealer Regulatory Requirements relating to its maintenance of minimum net capital and its compliance with a maximum indebtedness-to-net-capital ratio under SEC Rule 15c3-1, its maintenance of reserves under SEC Rule 15c3-1, the filing of quarterly and annual reports under Section 17 of the Exchange Act and Rule 17a-5 thereunder, and all other Broker-Dealer Regulatory Requirements;

        (vi) in connection with its broker-dealer activities, each Broker-Dealer Subsidiary meets, and has met since its inception, all requirements specified in SEC Rule 15c3-3(k)(2) for exemption from all possession, control and reserve requirements under SEC Rule 15c3-3; and

       (vii) all Subordination Agreements pertaining to indebtedness of a Broker-Dealer Subsidiary comply with all requirements of Appendix D to SEC Rule 15c3-1.

    3.19 INVESTMENT ADVISOR MATTERS. Neither PGG nor any Subsidiary of PGG is or is required to be registered as an investment advisor under the Investment Advisors Act or under any applicable state Laws. Neither PGG nor any Subsidiary of PGG is a party to any Investment Advisory Agreement.

    3.20 NO INVESTMENT COMPANY. Neither PGG nor any Subsidiary of PGG is, or may be deemed to be, an investment company under the Investment Company Act. Neither PGG nor any Subsidiary of PGG provides investment advisory services to any investment company within the meaning of the Investment Company Act.

    3.21 COMPLIANCE WITH TTCA. Each Trust Company Subsidiary is, and has been at all times since its organization, in compliance with all requirements and provisions of the TTCA applicable to such Subsidiary and its "trust business" (as that term is defined in the TTCA). Without limiting the generality of the foregoing:

        (i) no Trust Company Subsidiary is now, or has been since its organization, "insolvent" within the mean of the TTCA;

        (ii) no Trust Company Subsidiary is now engaged, or has never engaged, in an "unauthorized trust activity" within the meaning of the TTCA;

       (iii) there does not now exist, and there has never existed, with respect to any Trust Company Subsidiary, any "hazardous condition" within the meaning of the TTCA;

        (iv) no officer, director, manager or shareholder of any Trust Company Subsidiary, and, to the knowledge of the PGG Parties, no affiliate (within the meaning of the TTCA) of any such Subsidiary, has engaged in any transaction with such Subsidiary which is prohibited by Section 4.107 of the TTCA;

        (v) each Trust Company Subsidiary maintains, and has maintained at all times since its organization, "restricted capital" (as defined in the TTCA) in at least the minimum amount required by the TTCA;

        (vi) each Trust Company Subsidiary has invested its restricted capital only in investments permitted under Section 5.101 of the TTCA; and

       (vii) no Trust Company Subsidiary has ever received a determination letter from the Texas Banking Commissioner to the effect that a condition exists or existed that may warrant the issuance of an enforcement order under Chapter 6 of the TTCA, and no cease and desist order has ever been entered against any Trust Company Subsidiary under Section 6.002 of the TTCA.

    3.22 LABOR MATTERS. To the knowledge of the PGG Parties, there is no labor strike, dispute, slowdown, work stoppage, unresolved labor union grievance or labor arbitration proceedings pending or threatened against PGG or any of its Subsidiaries, and there are no current union organizing activities among employees of PGG or its Subsidiaries. Since the enactment of the WARN Act, neither PGG nor any of its Subsidiaries has effectuated (i) a "plant closing" (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of any employment facility or
(ii) a "mass layoff" (as defined in the WARN Act) affecting any site of employment or facility of PGG or any of its Subsidiaries. Neither PGG nor any of its Subsidiaries has been affected by any transaction or engaged in any layoffs or employment terminations sufficient in number to trigger application of any similar state or local Law. No employees of PGG or any of its Subsidiaries have suffered an "employment loss" (as defined in the WARN Act) since December 31, 1995.

    3.23 TRANSACTIONS WITH AFFILIATES: Except as set forth in the PGG SEC Filings or Section 3.16 or 3.23 of the PGG Disclosure Schedule, no Affiliate of
PGG:

        (i) is a party to or has any interest in any contract or agreement with PGG or any of its Subsidiaries;

        (ii) has any outstanding loan to or receivable from PGG or any of its Subsidiaries; or

       (iii) has any ownership interest (other than a stock ownership interest representing less than 1% of the outstanding stock of any corporation which is publicly traded), directly, indirectly, or beneficially, in any customer of or supplier to PGG or any of its Subsidiaries.

    3.24 YEAR 2000 COMPLIANCE. All operating system, application and other computer software owned by or licensed to PGG or any of its Subsidiaries, and all computer hardware and related equipment owned or leased by PGG or any of its Subsidiaries, is currently Year 2000 compliant, or to the extent it is not, PGG and its Subsidiaries have in place and are implementing detailed plans to ensure that such software and hardware will be Year 2000 compliant no later than November 31, 1999. To the knowledge of the PGG Parties, and after inquiry to all third parties who provide or purchase material goods or services to or from PGG or any of its Subsidiaries, such third parties have implemented or are implementing plans to ensure that computer hardware and software used by either PGG or one of its Subsidiaries on the one hand, or such third party, on the other hand, in connection with the provisions of such goods and services, is, or will be by November 31, 1999, Year 2000 compliant. Each Broker-Dealer Subsidiary has filed with the SEC and the NASD, and has delivered to SMM copies of, all reports required to be filed by each Broker-Dealer Subsidiary with either of those two Governmental Entities regarding Year 2000 issues which might affect the broker-dealer operations of such Broker-Dealer Subsidiary. In this
Section 3.24 and in Section 4.24, "Year 2000 compliant" means software, hardware and equipment will create, store and generate output data relating to millennial dates (dates on or after January 1, 2000) and leap year dates without errors or omissions, and that the occurrence in or use by such software, hardware and equipment of millennial dates and leap year dates will not adversely affect the performance of such software, hardware and equipment with respect to date dependent data, computations, output or other functions (including calculating, computing, sequencing and storing instructions).

    3.25 OPINION OF FINANCIAL ADVISOR. On the date of this Agreement, PGG has received the opinion of Howard Frazier Barker Elliot, Inc. that the consideration to be paid by PGG in the Merger, taken as a whole, is fair to the PGG Shareholders from a financial point of view.

    3.26 LETTERS FROM SHAREHOLDERS. On or before the date of this Agreement, PGG has received and delivered to SMM letters from each of Titus H. Harris, Jr., Robert E. Garrison, II, Stephen M. Reckling, Richard W. Webb, Donald R. Campbell, Peter W. Badger, Spires Financial P.B., Inc., the William Blair Waltrip Trust, the Robert L. Waltrip 1992 Trust and the Waltrip 1987 Grandchildren's Trust, expressing favorable views with respect to the Merger and agreeing to vote all shares of PGG Common Stock held by them for approval of the issuance of the Merger Shares in connection with the Merger.

    3.27 STATE TAKEOVER STATUTES. No state takeover statute or similar Law applies or purports to apply to PGG in connection with this Agreement or the Merger.

    3.28 BROKERS. Except for Howard Frazier Barker Elliot, Inc. which has acted as financial advisor to PGG in connection with the Merger, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with this Agreement or the Merger based upon arrangements made by or on behalf of either PGG Party.

    3.29 PRIVATE PLACEMENT MEMORANDUM. At the date of this Agreement, the Private Placement Memorandum (other than the historical financial statements, including the notes thereto, of SMM and the historical information contained therein respecting SMM and the SMM Shareholders, to which this Section 3.29 does not apply) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in the light of the circumstances under which those statements were made.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                     OF SMM

    SMM represents and warrants to the PGG Parties that:

    4.1 ORGANIZATION OF SMM. SMM is a corporation duly organized, validly existing and in good standing under the Laws of the State of Texas. SMM has full authority and corporate power to conduct its business as it is currently being conducted and as to be conducted following consummation of the Merger. SMM is duly qualified to do business, and in good standing, in each jurisdiction where the nature of its properties or business requires such qualification. SMM has delivered to the PGG Parties true, correct and complete copies of the Charter Documents of SMM.

    4.2 AUTHORITY RELATIVE TO THIS AGREEMENT. SMM has the requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the Merger have been duly authorized by the Board of Directors of SMM, and, except for the approval by the SMM Shareholders of the Merger as contemplated in
Section 7.6, no other corporate proceedings on the part of SMM are necessary to authorize this Agreement or the consummation of the Merger. This Agreement has been duly executed and delivered by SMM. Assuming the valid authorization, execution and delivery of this Agreement by each PGG Party, this Agreement is a valid and binding obligations of SMM, enforceable against SMM in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or affecting creditors' rights generally or by equitable principles.

    4.3 NO VIOLATIONS. The execution, delivery and performance of this Agreement by SMM and the consummation of the Merger will not:

        (i) constitute a breach or violation of or default under the Charter Documents of SMM or any of its Subsidiaries, or, assuming the obtainment of the consents and approvals described in clauses (i) and (ii) of
    Section 4.4, any Law applicable to SMM or any of its Subsidiaries, or

        (ii) except as accurately reflected in Section 4.3 of the SMM Disclosure Schedule, violate or conflict with or result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under or result in the termination of, or accelerate the performance by, or result in a right of termination under, or result in the creation of any Lien upon the assets or properties of SMM or any of its Subsidiaries under, any contract, indenture, loan document, license, permit, order, decree or instrument to which SMM or any of its Subsidiaries is a party or by which any of them or their assets or properties are bound.

    4.4 CONSENTS AND APPROVAL. No consent, order, approval, waiver, authorization of, or registration, application, declaration or filing with, any Person is required with respect to SMM or any Subsidiary of SMM in connection with the execution and delivery of this Agreement or the consummation of the Merger, except for:

        (i) consents, authorizations, approvals, filings or exemptions in connection with the applicable provisions of all Broker-Dealer Regulatory Requirements insofar as they pertain to the Merger;

        (ii) the consents of the other parties to all Investment Advisory Related Agreements to which SMM is a party;

       (iii) the consents and approvals described on Section 4.4 of the SMM Disclosure Schedule; and

        (iv) other cases, considered individually and in the aggregate, in which any failure to make such registration, application, declaration or filing or to obtain any such consent, order, approval, waiver or other authorization is not reasonably likely to have a Material Adverse Effect on SMM.

    4.5 SMM CAPITALIZATION. The authorized capital stock of SMM consists of 200,000 shares of common stock, $1 par value, of which, at the date of this Agreement, 60,729 shares are issued and outstanding and 10,500 shares are held by SMM as treasury shares. All of the issued and outstanding shares of SMM Common Stock are duly and validly issued, fully paid and nonassessable, and were issued free of preemptive rights, in compliance with any rights of first refusal, and in compliance with all Laws. No subscription, warrant, option, convertible security, stock appreciation or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of SMM is authorized or outstanding and there is not outstanding any commitment of SMM to issue any shares, warrants, options or other such rights or, except as specifically contemplated in this Agreement, to distribute to holders of any class of its capital stock any evidences of indebtedness or assets. Except under the SMM Shareholders' Agreement, SMM has no contingent or other obligation to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Section 4.5 of the SMM Disclosure Schedule lists all SMM Shareholders and the number of shares of SMM Common Stock owned by each. Except as set forth in Section 4.5 of the SMM Disclosure Schedule, SMM is not a party to any voting agreement, voting trust or similar agreement or arrangement relating to its capital stock or any agreement or arrangement relating to or providing for registration rights with respect to its capital stock.

    4.6 SUBSIDIARIES. Section 4.6 of the SMM Disclosure Schedule sets forth with respect to each Subsidiary of SMM (i) its jurisdiction of incorporation, formation or organization, (ii) each jurisdiction in which it is qualified to do business as a foreign entity, (iii) its authorized, issued and outstanding shares of capital stock, membership, partnership, or other equity interests, and
(iv) the holder or holders of all of its outstanding shares of capital stock, membership, partnership or other equity interests and the percentage ownership interest of each such holder or holders. Each Subsidiary of SMM is a corporation, limited liability company or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has full authority and corporate, limited liability company or partnership power, as the case may be, to conduct its business as presently being conducted. Each Subsidiary of SMM is duly qualified to do business, and in good standing, in each jurisdiction where the nature of its properties or business requires such qualification. Except as described in
Section 4.6 of the SMM Disclosure Schedule, all of the outstanding shares of capital stock of each corporate Subsidiary of SMM are validly issued, fully paid and nonassessable and are owned of record and beneficially by SMM or a wholly owned direct or indirect Subsidiary of SMM, free and clear of all Liens. There are no outstanding subscriptions, options, warrants, calls, rights, convertible securities, obligations to make capital contributions or advances, voting trust arrangements, shareholders' agreements or other agreements, commitments or understandings relating to the issued and outstanding capital stock or other equity or ownership interests of any Subsidiary of SMM. Except for the Distributable Investment Securities, the Compensatory Warrants and the SMM Partnerships, and except as described in Section 4.6 of the SMM Disclosure Schedule, SMM does not, directly or indirectly, have any equity investment in any corporation, limited liability company, partnership or joint venture or other business entity.

    4.7 SEC FILINGS. SMM has filed all forms, reports and documents required to be filed by it with the SEC since SMM's inception, and SMM has made available to the PGG Parties true and complete copies of (i) SMM's Annual Reports filed with the SEC pursuant to SEC Rule 17a-5(d) for the years ended December 31, 1996, 1997 and 1998, and (ii) all other reports, statements and registration statements (including Form ADVs and Form BDs, and all amendments thereto) filed by SMM with the SEC since the date of organization of SMM (collectively, the "SMM SEC FILINGS"). The SMM SEC Filings, including all financial statements or schedules included in them, (i) comply in all material respects with the requirements of the Exchange Act, and (ii) did not at the time of filing (or if amended, supplemented or superseded by a later filing, on the date of the later filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

    4.8 SMM FINANCIAL STATEMENTS. SMM has delivered to the PGG Parties the unaudited consolidated balance sheet and statements of operations, stockholders' equity and cash flows of SMM and its Subsidiaries at June 30, 1999 and for the six months then ended (the "SMM INTERIM FINANCIAL STATEMENTS"). The consolidated balance sheets and consolidated statements of operations, stockholders' equity and cash flows of SMM and its Subsidiaries included in the SMM SEC Filings and the SMM Interim Financial Statements, respectively, fairly present in all material respects the consolidated financial position of SMM and its Subsidiaries at their respective dates and the consolidated results of operations of SMM and its Subsidiaries for the respective periods then ended, in accordance with GAAP, subject, in the case of the SMM Interim Financial Statements, to year-end adjustments (which consist of normal recurring accruals) and the absence of explanatory footnote disclosures required by GAAP. SMM's unaudited consolidated balance sheet at June 30, 1999 included in the SMM Interim Financial Statements is herein called the "LATEST SMM BALANCE SHEET."

    4.9  SMM PARTNERSHIPS.  With respect to the SMM Partnerships:

        (i) Section 4.9 of the SMM Disclosure Schedule lists and describes
    (x) each SMM Partnership, (y) the percentage partnership or joint venture interest held therein by SMM or any Subsidiary of SMM, and (z) the names and percentage partnership or joint venture interest held by all other partners or venturers of such SMM Partnership;

        (ii) SMM has delivered to the PGG Parties a true and correct copy of the Charter Documents of each SMM Partnership;

       (iii) SMM has delivered to the PGG Parties (x) the audited financial statements (or, if audited financial statements are not available, the unaudited financial statements) of each SMM Partnership (consisting of at least a balance sheet and statements of income and partners' capital) for the most recently ended fiscal year of such SMM Partnership and (y) the unaudited financial statements of each SMM Partnership (consisting of at least a balance sheet and statement of income) for the most recently ended interim fiscal period for which such financial statements have been prepared in the regular course of such SMM Partnership's business; and

        (iv) all financial statements of the respective SMM Partnerships referenced above in clause (iii) of this Section 4.9 fairly present in all material respects the financial position of the respective SMM Partnerships at the respective dates thereof and the results of operations of the respective SMM Partnerships for the respective periods then ended, in accordance with GAAP, subject to (x) in the case of unaudited financial statements, the absence of explanatory footnote disclosures required by GAAP, and (y) in the case of interim financial statements, year-end adjustments (which consist of normal recurring accruals).

    4.10 ABSENCE OF CERTAIN CHANGES. Except as set forth in Section 4.10 of the SMM Disclosure Schedule, since June 30, 1999, SMM and its Subsidiaries have conducted their businesses only in the ordinary course, consistent with past practice, there has not occurred a Material Adverse Effect or any event that could reasonably be expected to result in a Material Adverse Effect on SMM, and neither SMM nor any of its Subsidiaries has:

        (i) amended its Charter Documents;

        (ii) issued, sold or delivered, or agreed to issue, sell or deliver, any capital stock, bonds or other securities, or granted or agreed to grant any options, warrants or other rights calling for the issue, sale or delivery of its securities;

       (iii) borrowed or agreed to borrow any funds, or incurred or become subject to any absolute or contingent obligation or liability, except trade accounts payable and accrued operating expenses incurred in the ordinary course of business since June 30, 1999;

        (iv) paid any obligation or liability other than current liabilities reflected in the Latest SMM Balance Sheet and current liabilities incurred since June 30, 1999, in the ordinary course of business;

        (v) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind in respect of its capital stock (other than as contemplated herein with respect to the Distributable Investment Securities and other than dividends paid or distributions made by a Subsidiary to SMM or another SMM Subsidiary), or purchased, redeemed or otherwise acquired, or agreed to purchase or redeem or otherwise acquire, directly or indirectly, any of its outstanding capital stock;

        (vi) sold, transferred or otherwise disposed of, or, except as contemplated herein with respect to the Distributable Investment Securities and the Compensatory Warrants, agreed to sell, transfer or otherwise dispose of, any of its assets, properties or rights, other than in the ordinary course of business, or cancelled or otherwise terminated, or agreed to cancel or otherwise terminate, any debts or claims;

       (vii) entered into or agreed to enter into any agreement or arrangement granting any preferential right to purchase any of its assets, properties or rights, or requiring any consent of any party to the transfer or assignment of any such asset, property or right;

      (viii) suffered any material casualty Damages, destruction or physical losses, or waived or surrendered any rights of value which are material;

        (ix) made or permitted any amendment or termination of any material contract, agreement or license to which it is a party or by which it or any of its assets or properties are subject;

        (x) other than as contemplated in this Agreement with respect to the Compensatory Warrants, made, directly or indirectly, any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer, director or employee of SMM or any of its Subsidiaries;

        (xi) except for normal merit raises in the case of individual employees, and other than as contemplated in this Agreement with respect to the Compensatory Warrants, granted any general pay increases to its employees or agents, or adopted any new or made any increase in any existing profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement or other employee benefit plan for or with any of its employees or agents;

       (xii) incurred or become subject to any material claim or liability for any Damages or alleged Damages for actual or alleged negligence or other tort or breach of contract; or

      (xiii) made or agreed to make any capital expenditures in excess of $100,000 in the aggregate.

    4.11 NO UNDISCLOSED LIABILITIES. Except as disclosed in the Latest SMM Balance Sheet or in Section 4.11 of the SMM Disclosure Schedule, SMM and its Subsidiaries have no liabilities or obligations, known or unknown, fixed or contingent, other than (i) those arising since August 31, 1999 in the ordinary course of business and consistent with past practice, (ii) liabilities and obligations arising after the date of this Agreement without violation of
Section 7.2, or (iii) liabilities and obligations that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect on SMM.

    4.12 SMM PROPERTIES. SMM and its Subsidiaries have good and marketable title to the properties and assets reflected in the Latest SMM Balance Sheet (other than properties and assets disposed of in the ordinary course of business since June 30, 1999, which, in the aggregate, are not material), free of all Liens except Permitted Liens.

    4.13 TAXES AND TAX RETURNS. Except as described in Section 4.13 of the SMM Disclosure Schedule:

        (i) all Tax Returns required to be filed with any Taxing Authority by or on behalf of SMM, any of its Subsidiaries or any SMM Partnership have been duly filed on a timely basis in accordance with all applicable Laws;

        (ii) at the time of their filings all such Tax Returns were complete and correct;

       (iii) all Taxes required to be paid by SMM, any of its Subsidiaries or any SMM Partnership on or before the date of this Agreement have been paid, and the reserves for Taxes of SMM and its Subsidiaries reflected in the Latest SMM Balance Sheet are adequate to cover all Taxes that have not been paid, but which under GAAP were accruable, through the date of the Latest SMM Balance Sheet;

        (iv) there are no Liens for Taxes upon any assets of SMM or any of its Subsidiaries, except Liens for Taxes not yet due for current Tax periods ending after the date of this Agreement;

        (v) there are no outstanding deficiencies, assessments or written proposals for the assessment of Taxes proposed, asserted or assessed against SMM or any Subsidiary of SMM, and, to the knowledge of the SMM Parties, no grounds exist for any such assessment of Taxes;

        (vi) at all times from its inception through the date of this Agreement, there has been in effect a valid election with the IRS for SMM to be treated as a Subchapter S corporation within the meaning of Section 1361 of the Code;

       (vii) no Subsidiary of SMM is a Subchapter C corporation under the Code;

      (viii) at all times since its inception, each SMM Partnership has been properly classified as a partnership under the Code, and, for purposes of the Code, is not a corporation, association, regulated investment company, real estate investment trust or publicly traded partnership;

        (ix) neither SMM, any of its Subsidiaries nor any SMM Partnership is an obligor on, and none of its assets have been financed directly or indirectly by, any tax exempt bonds;

        (x) neither SMM nor any of its Subsidiaries is now, or has been during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, a real property holding corporation within the meaning of Section 897(c)(2) of the Code;

        (xi) neither SMM nor any of its Subsidiaries has filed a consent under
    Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of its assets;

       (xii) no extension of the statute of limitations on the assessment of any Taxes has been granted to or applied for by SMM, any Subsidiary of SMM or any SMM Partnership;

      (xiii) neither SMM, any of its Subsidiaries nor any SMM Partnership
    (x) is a party to any Tax sharing or allocation agreement, (y) has been a member of a consolidated, combined or unitary group for purposes of filing Tax Returns, and (z) has any liability for the Taxes of any other Person as a transferee or successor, by contract or otherwise; and

       (xiv) none of the Tax Returns of SMM, any Subsidiary of SMM or any SMM Partnership are the subject of an audit or examination by a Governmental Entity.

    4.14 LITIGATION. Except as disclosed in Section 4.14 of the SMM Disclosure Schedule, there is no suit, action, investigation or proceeding pending or, to the knowledge of the SMM Parties, threatened against SMM or any of its Subsidiaries at Law or in equity before or by any Governmental Entity or before any arbitrator or mediator of any kind, that is reasonably likely to have a Material Adverse Effect on SMM, and there is no judgment, decree, injunction, rule or order of any Governmental Entity, arbitrator or mediator to which SMM or any SMM Subsidiary is subject that is reasonably likely to have a Material

Adverse Effect on SMM. No SMM Party has knowledge of any grounds on which any suit, action, investigation or proceeding of the nature referred to in this
Section 4.14 might be commenced with any reasonable likelihood of success.

    4.15 ENVIRONMENTAL MATTERS. Neither SMM nor any of its Subsidiaries has ever owned, leased or occupied any real property other than office space leased at 600 Travis, Suite 3100, Houston, Texas 77002; 126 East 56(th) Street, New York, New York, 10022; 767 Fifth Avenue, New York, New York 10153; 200 West Adams Street, Suite 2000, Chicago, Illinois, 60606; and 2000 South Colorado Blvd., Suite 3400, Denver, Colorado 80222. The business conducted by SMM and its Subsidiaries at such locations has consisted of only the operations of a securities broker-dealer, investment banking activities, the purchase and sale of securities for their own account and the accounts of their customers, and ancillary activities. No Environmental Permits are required for either SMM or its Subsidiaries to operate their businesses as now or previously conducted, and SMM and each of its Subsidiaries is and has been in compliance with all applicable Environmental Laws.

    4.16 EMPLOYEE BENEFIT PLANS. Section 4.16 of the SMM Disclosure Schedule accurately sets forth each retirement, pension, bonus, stock purchase, profit sharing, stock option, deferred compensation, severance or termination pay, insurance, medical, hospital, dental, vision care, drug, sick leave, disability, salary continuation, unemployment benefits, vacation, incentive or other compensation plan or arrangement or other employee benefit which is maintained, or otherwise contributed to or required to be contributed to, by SMM or any of its Subsidiaries or any ERISA Affiliate of SMM for the benefit of employees or former employees of SMM or any of its Subsidiaries (the "SMM EMPLOYEE PLANS"). Each of SMM and its Subsidiaries has complied, and currently is in compliance, both as to form and operation, in all material respects, with the terms of each SMM Employee Plan and all applicable provisions of ERISA and each other Law or regulation imposed or administered by any Governmental Entity with respect to each of the SMM Employee Plans. Except as set forth in Section 4.16 of the SMM Disclosure Schedule, neither SMM nor any of its Subsidiaries has at any time maintained, adopted, established, contributed to or been required to contribute to, otherwise participated in or been required to participate in, or had any liability with respect to, any "employee benefit plan" within the meaning of
Section 3(3) of ERISA. All contributions to, and payments from, each SMM Employee Plan which may have been required to be made in accordance with the terms of any such SMM Employee Plan and, where applicable, the Laws which govern such SMM Employee Plan, have been made in a timely manner. All material reports, Tax Returns and similar documents with respect to any SMM Employee Plan required to be filed with any Governmental Entity or distributed to any SMM Employee Plan participant have been duly filed on a timely basis or distributed. There are no pending investigations by any Governmental Entity involving or relating to a SMM Employee Plan, no threatened (to the knowledge of the SMM Parties) or pending claims (except for claims for benefits payable in the normal operation of the SMM Employee Plans), suits or proceedings against any SMM Employee Plan or asserting any rights or claims to benefits under any SMM Employee Plan which could give rise to a liability of SMM or any of its Subsidiaries, nor, to the knowledge of the SMM Parties, are there any facts that could give rise to any liability of SMM or any of its Subsidiaries in the event of any such investigation, claim, suit or proceeding. No notice has been received by SMM or any of its Subsidiaries of any complaints or other proceedings of any kind involving SMM or any of its Subsidiaries or any of the employees of any of SMM before any Governmental Entity relating to any SMM Employee Plan. The assets of each SMM Employee Plan are at least equal to the liabilities of such SMM Employee Plan.

    4.17 MATERIAL CONTRACTS. Section 4.17 of the SMM Disclosure Schedule lists all of the following written or oral executory contracts, agreements and commitments (collectively, the "SMM CONTRACTS"):

        (i) all employment, consulting or personal service agreements or contracts with any present or former officer, director or employee of SMM or any of its Subsidiaries who has an annual salary of $125,000 or more;

        (ii) all loan or credit agreements, and all bonds, debentures, promissory notes or other instruments of indebtedness, relating to the borrowing of money by SMM or any of its Subsidiaries;

       (iii) all guaranty, suretyship or similar arrangements under which SMM or any of its Subsidiaries has guaranteed or is otherwise contingently or secondarily liable for any indebtedness, liability or obligation of any Person;

        (iv) all leases or subleases of real property used in the conduct of business of SMM or any of its Subsidiaries providing for annual rental payments to be paid by or on behalf of SMM or any of its Subsidiaries of more than $50,000 in each case;

        (v) all contracts or agreements committing SMM or any of its Subsidiaries to make a capital expenditure in excess of $100,000;

        (vi) all contracts between SMM and each broker or dealer which clears transactions for SMM or to which SMM transmits customer funds or securities in connection with transactions in which SMM acts as an introducing broker or dealer;

       (vii) all Subordination Agreements pertaining to indebtedness of SMM;

      (viii) all Investment Advisory Related Agreements to which SMM is a party;

        (ix) all contracts, agreements, agreements in principle, letters of intent and memoranda of understanding which call for or contemplate the future disposition (including restrictions on transfer and rights of first offer or refusal) or acquisition of (or right to acquire) any interest in any business enterprise, and all contracts, agreements and commitments relating to the future disposition of a material portion of the assets and properties of SMM or any Subsidiary of SMM other than in the ordinary course of business;

        (x) all contracts, agreements with or commitments to any Person (other than standard indemnification provisions contained in underwriting agreements entered into in the ordinary course of business) containing any provision or covenant relating to the indemnification or holding harmless by SMM which could result in a liability to SMM or any Subsidiary of SMM in excess of $25,000 or more;

        (xi) all contracts, agreements and undertakings with any Governmental Entity or other Person which contain any provision or covenant limiting
    (x) the ability of SMM or any Subsidiary of SMM to engage on any line of business, to compete with any Person, to do business with any Person or in any location or to employ any Person or (y) the ability of any Person to compete with or obtain products or services from SMM or any Subsidiary of SMM; and

       (xii) all outstanding proxies, powers of attorney or similar delegations of authority granted by SMM or any Subsidiary of SMM or any Subsidiary of SMM to any other Person.

    SMM has delivered to the PGG Parties a true and correct copy of each SMM Contract. Each SMM Contract is in full force and effect and constitutes a legal, valid and binding obligation of SMM or the SMM Subsidiary which is a party to it, and, to the knowledge of the SMM Parties, of each other Person that is a party to it. Except as set forth in Section 4.17 of the SMM Disclosure Schedule, neither SMM nor any of its Subsidiaries is, and to the knowledge of the SMM Parties, no other party to any SMM Contract is, in violation or breach of or in default under such SMM Contract, or with or without notice or lapse of time or both, would be in violation or breach of or in default under any such SMM Contract, except for any violation, breach or default which, individually or in the aggregate, could not result in a Material Adverse Effect on SMM. Except as set forth in Section 4.17 of the SMM Disclosure Schedule, no SMM Contract provides that any party thereto other than SMM or an SMM Subsidiary may terminate such SMM Contract by reason of the execution of this Agreement or the consummation of the Merger.

    4.18 GOVERNMENTAL LICENSES AND PERMITS; COMPLIANCE WITH LAWS. Except as described in the SMM SEC Filings or Section 4.18 of the SMM Disclosure Schedule, neither SMM nor any of its Subsidiaries has received notice of any revocation or modification of any licence, certification, tariff, permit, registration, exemption, approval or other authorization by any Governmental Entity, the revocation or modification of which has had or is reasonably likely to have a Material Adverse Effect on SMM. The conduct of the business of SMM and its Subsidiaries complies with all applicable Laws, except for violations or failures to comply, if any, that, individually or aggregate, are not reasonably likely to have a Material Adverse Effect on SMM.

    4.19 BROKER-DEALER MATTERS. Except as set forth in Section 4.19 of the SMM Disclosure Schedule, and except to the extent that any inaccuracy in the following representations and warranties is not reasonably likely to result in a Material Adverse Effect on SMM:

        (i) SMM is registered as a broker-dealer with the SEC and under all applicable state Laws which require it to be so registered, and such registrations are in full force and effect;

        (ii) each Affiliate of SMM, and each officer, employee, consultant, agent or independent contractor of SMM or any such Affiliate, who is required by reason of the nature of his employment by SMM or such Affiliate to be registered as a broker-dealer, broker-dealer agent, registered representative or sales person with the SEC or the securities commission of any state or any self-regulatory body or other Governmental Entity, is duly registered or appointed as such, and such registration or appointment is in full force and effect;

       (iii) neither SMM nor, to the knowledge of the SMM Parties, any Affiliate or "associated person" (within the meaning of the Exchange Act) of SMM, is ineligible pursuant to Section 15(b) of the Exchange Act to serve as a broker-dealer or as an associated person to a registered broker-dealer;

        (iv) SMM is a member organization in good standing of the NASD, the Securities Investor Protection Corporation, and such other organizations in which its membership is required in order to conduct its business as now conducted;

        (v) SMM is, and has been since its inception, in compliance with all Broker-Dealer Regulatory Requirements relating to its maintenance of minimum net capital and its compliance with a maximum indebtedness-to-net-capital ratio under SEC Rule 15c3-1, its maintenance of reserves under SEC
    Rule 15c3-1, the filing of quarterly and annual reports under Section 17 of the Exchange Act and Rule 17a-5 thereunder, and all other Broker-Dealer Regulatory Requirements;

        (vi) in connection with its broker-dealer activities, SMM meets, and has met since its inception, all requirements specified in SEC
    Rule 15c3-3(k)(2) for exemption from all possession, control and reserve requirements under SEC Rule 15c3-3; and

       (vii) all Subordination Agreements pertaining to indebtedness of SMM comply with all requirements of Appendix D to SEC Rule 15c3-1.

    No SMM Subsidiary is or is required to be registered as a broker-dealer with the SEC or under any applicable state Law.

    4.20 INVESTMENT ADVISOR MATTERS. Neither SMM nor any SMM Subsidiary is or is required to be registered as an investment adviser under the Investment Advisers Act. SMM is registered as an investment adviser under all applicable state Laws which require it to be so registered, and such registrations are in full force and effect. Each Affiliate of SMM, and each officer, employee, consultant, agent or independent contractor of SMM or any such Affiliate, who is required by reason of the nature of his employment by SMM or such Affiliate to be registered as an investment adviser or investment adviser representative with the securities commission of any state or any self-regulatory body or other Governmental Entity, is duly registered or appointed as such, and such registration or appointment is in full force and effect. No SMM Subsidiary (i) is or is required to be registered as an investment advisor with the SEC or under any applicable state Law or (ii) is a party to any Investment Advisory related agreements.

    4.21 NO INVESTMENT COMPANY. Neither SMM nor any Subsidiary of SMM is, or may be deemed to be, an investment company under the Investment Company Act. SMM does not have any Investment Advisory Related Agreements with, or provides investment advisory services to, any investment company within the meaning of the Investment Company Act.

    4.22 LABOR MATTERS. To the knowledge of the SMM Parties, there is no labor strike, dispute, slowdown, work stoppage, unresolved labor union grievance or labor arbitration proceedings pending or threatened against SMM, and no current union organizing activities among employees of SMM or any of its Subsidiaries.

    4.23 TRANSACTIONS WITH AFFILIATES: Except as specifically contemplated by this Agreement or as set forth in Section 4.17 or Section 4.23 of the SMM Disclosure Schedule, no Affiliate of SMM:

        (i) is a party to or has any interest in any contract or agreement with SMM or any of its Subsidiaries;

        (ii) has any outstanding loan to or receivable from SMM or any of its Subsidiaries; or

       (iii) has any ownership interest (other than a stock ownership interest representing less than 1% of the outstanding stock of any corporation which is publicly traded), directly, indirectly, or beneficially, in any customer of or supplier to SMM or any of its Subsidiaries.

    4.24 YEAR 2000 COMPLIANCE. All operating system, application and other computer software owned by or licensed to SMM, and all computer hardware and related equipment owned or leased by SMM, is currently Year 2000 compliant, or to the extent it is not, SMM has in place and is implementing detailed plans to ensure that such software and hardware will be Year 2000 compliant no later than November 31, 1999. To the knowledge of the SMM Parties, and after inquiry to all third parties who provide or purchase material goods or services to or from SMM such third parties have implemented or are implementing plans to ensure that computer hardware and software used by either SMM or such third party in connection with the provisions of such goods and services, is, or will be by November 31, 1999, Year 2000 compliant. SMM has filed with the SEC and the NASD, and has delivered to PGG copies of, all reports required to be filed by SMM with either of those two Governmental Entities regarding Year 2000 issues which might affect the broker-dealer operations of SMM.

    4.25 BROKERS. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with this Agreement or the Merger based upon arrangements made by or on behalf of any SMM Party.

    4.26 PRIVATE PLACEMENT MEMORANDUM. All information that has been furnished to PGG by or on behalf of SMM or the SMM Shareholders for inclusion in the Private Placement Memorandum does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein not misleading in the light of the circumstances under which the statements were made.

                                   ARTICLE V
             REPRESENTATIONS AND AGREEMENTS OF THE SMM SHAREHOLDERS

    Each SMM Shareholder, severally as to himself, herself or itself only, represents and warrants to, and agrees with, all other Parties that:

    5.1 OWNERSHIP AND STATUS OF SMM SHARES. The SMM Shareholder is the record and beneficial owner (or if the SMM Shareholder is a trust or the estate of a deceased natural person, the legal owner) of the number of SMM Shares set opposite the SMM Shareholder's name in Section 4.5 of the SMM Disclosure Schedule, free and clear of all Liens.

    5.2 POWER OF THE SMM SHAREHOLDER. The SMM Shareholder has the full power, legal capacity and authority to execute this Agreement and to perform the SMM Shareholder's obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of the SMM Shareholder, enforceable against the SMM Shareholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or affecting creditors' rights generally or by equitable principles. If the SMM Shareholder is a trust, (i) its trustee or trustees executing this Agreement on its behalf are duly named and serving trustees of the SMM Shareholder, (ii) the execution and delivery by such trustee or trustees are within their trust powers, (iii) the performance by the SMM Shareholder of this Agreement are within the powers and purposes of the SMM Shareholder under the terms of all documents creating, evidencing or governing the SMM Shareholder, and (iv) neither the execution, delivery, nor performance by the SMM Shareholder of this Agreement will violate, constitute a breach of or conflict with any documents creating, evidencing or governing the SMM Shareholder.

    5.3 APPROVAL OF MERGER. The SMM Shareholder, acting in each capacity in which he is entitled, by reason of SMM's Charter Documents, or any applicable Laws, to vote to approve or disapprove the Merger, agrees to vote all shares of SMM Common Stock owned by the SMM Shareholder and entitled to vote on the Merger, in any one or more of the manners prescribed or permitted by SMM's Charter Documents and all applicable Laws, to approve this Agreement and the Merger.

    5.4 NO CONFLICTS. The execution, delivery and performance of this Agreement by the SMM Shareholder will not:

        (i) violate any Laws:

        (ii) breach or constitute a default under any agreement or instrument to which the SMM Shareholder is a party or by which the SMM Shareholder or any of the SMM Shareholder's shares of SMM Common Stock are bound; or

       (iii) result in the creation or imposition of, or afford any Person the right to obtain, any Lien upon the shares of SMM Common Stock owned by the SMM Shareholder.

    5.5 NO LITIGATION. No Litigation is pending or, to the knowledge of the SMM Shareholder, threatened against the SMM Shareholder which:

        (i) questions or involves the validity or enforceability of any of the SMM Shareholder's obligations under this Agreement; or

        (ii) seeks to prevent or delay the consummation by the SMM Shareholder of the Merger, or seeks Damages in connection with any consummation by the SMM Shareholder of the Merger.

    5.6 PREEMPTIVE AND OTHER RIGHTS; WAIVER. Except for the right of the SMM Shareholder to receive Merger Shares as a result of the Merger, the SMM Shareholder either:

        (i) does not have any statutory or contractual preemptive or other right of any kind (including any right of first offer or refusal) to acquire any equity interest in SMM; or

        (ii) hereby irrevocably waives each such right of that type that the SMM Shareholder has or may have.

    5.7 CONTROL OF RELATED BUSINESS. Except as set forth in Section 4.23 of the SMM Disclosure Schedule, the SMM Shareholder is not, and none of his immediate family member are, in any case alone or with one or more other Persons, the controlling Affiliate of any Entity, business or trade (other than SMM, if the SMM Shareholder is an Affiliate of SMM) that:

        (i) is engaged in any line of business which is the same as or similar to any line of business in which SMM or any Subsidiary of SMM is engaged;

        (ii) is a significant customer of or supplier to SMM or any Subsidiary of SMM; or

       (iii) is, or has within the three-year period ending on the date of this Agreement, engaged in any transaction or been a party to any agreement with SMM or any Subsidiary of SMM (other than transaction inherent in his relationship as a shareholder or employee of SMM or a Subsidiary of SMM).

    5.8 NO PGG STOCK OWNERSHIP. Except as set forth in Section 5.8 of the SMM Disclosure Schedule, the SMM Shareholder does not own, and will not own immediately before the Effective Time, either directly or indirectly, and either of record or beneficially, any shares of PGG Common Stock.

    5.9 INVESTMENT INTENT. The SMM Shareholder will be acquiring his Merger Shares solely for the SMM Shareholder's account, for investment purposes only and with no current intention or plan to distribute, sell or otherwise dispose of any of those shares in connection with any distribution. The SMM Shareholder is not a party to any agreement or other arrangement for the disposition of any shares of PGG Common Stock (other than as provided in Section 11.11 of this Agreement). Unless otherwise specified on Schedule 5.29, the SMM Shareholder is an "accredited investor" as defined in Securities Act Rule 501(a). The Shareholder (i) is able to bear the economic risk of an investment in any Merger Shares to be acquired by the SMM Shareholder pursuant to this Agreement,
(ii) can afford to sustain a total loss of that investment, (iii) has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the proposed investment in any Merger Shares the SMM Shareholder is to receive in connection with the Merger, (iv) has had an adequate opportunity to ask questions and receive answers from the officers of PGG concerning any and all matters relating to the transactions contemplated by this Agreement, including the background and experience of the current and proposed officers and directors of PGG and the plans for the operations of the business of PGG, and (v) has asked all questions of the nature described in preceding clause (iv), and all those questions have been answered to his satisfaction.

                                   ARTICLE VI
                         PGG COVENANTS PENDING CLOSING

    The PGG Parties agree that pending the Closing:

    6.1 CONDUCT OF PGG'S BUSINESS. PGG and its Subsidiaries shall conduct their operations according to their ordinary and usual course of business, and shall use their best efforts to preserve intact their business organizations, keep available the services of their officers and employees and maintain normal business relationships with customers, clients and others having business relationships with them. PGG shall confer on a regular and frequent basis with one or more representatives of SMM to report on operational matters of materiality and to report the general status of ongoing operations of PGG. PGG shall notify SMM of:

        (i) any unexpected emergency or other material change in the normal course of business or in the operation of the properties of PGG and its Subsidiaries;

        (ii) any significant development in any regulatory proceedings, governmental complaints, investigations or hearings (or communication indicating that any may be contemplated) involving PGG or any of its Subsidiaries and which could have a Material Adverse Effect on PGG; and

       (iii) any matter or event which comes to the knowledge of the PGG Parties which makes or could make any representation and warranty made concerning PGG or any of its Subsidiaries in Article III untrue.

    PGG shall keep SMM fully informed of such events and permit representatives of SMM access to all materials prepared in connection with any such event.

    6.2  FORBEARANCE BY PGG.  PGG shall not:

        (i) amend or propose to amend its Charter Documents;

        (ii) issue any shares of PGG Common Stock or securities convertible into or exchangeable for shares of PGG Common Stock, or enter into any agreement or commitment for the issuance or purchase of any such shares or securities, except that PGG may issue shares of PGG Common Stock upon any exercise of any PGG Stock Options;

       (iii) split, combine or reclassify any outstanding shares of PGG Common Stock;

        (iv) declare, pay or set aside for payment any dividend or other distribution in respect of any outstanding shares of PGG Common Stock;

        (v) incur, or cause or permit any Subsidiary of PGG to incur, indebtedness for borrowed money, other than short-term borrowings in the ordinary course of business;

        (vi) increase the compensation levels of its officers or management level employees or grant any general salary increases other than merit increases and year-end employee and executive bonuses in the ordinary course of business and consistent with past practices, or cause or permit any to its Subsidiaries to do so;

       (vii) enter into any material lease agreements or other long-term commitments or cause or permit any Subsidiaries to do so;

      (viii) acquire or negotiate for the acquisition of any business either directly or indirectly through a Subsidiary of PGG;

        (ix) sell or agree to sell all or substantially all, or any material portion, of its assets or the assets of any Subsidiary of PGG (other than ERRI), or to merge or consolidate, or cause or permit any Subsidiary of PGG (other than ERRI) to merge or consolidate, with any other entity; or

        (x) take any of the other actions or permit to occur any of the other events specified in Section 3.9 which are within the control of PGG or its Subsidiaries.

    6.3 ACCESS AND INFORMATION. PGG shall give SMM and its representatives full access during normal business hours to all the properties, books, contracts, commitments and records of PGG and its Subsidiaries so that SMM may have full opportunity to make such investigation of PGG and its Subsidiaries as they shall reasonably request in advance. PGG will furnish SMM all information concerning PGG and its Subsidiaries required for inclusion in any application, filing, statement or notice made by SMM to, or filed or joined in by SMM with, any Governmental Entity in connection with this Agreement or the Merger. None of the information furnished to SMM under this Section 6.3 shall, at the date furnished, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

    6.4 SUPPLEMENTAL INFORMATION. PGG shall, within five days following each such filing, furnish SMM with a copy of each Current Report on Form 8-K, each Quarterly Report on Form 10-Q and each Annual Report on Form 10-K filed by PGG with the SEC. PGG shall also furnish SMM copies of PGG's interim monthly consolidated financial statements as soon as practicable but in any event within 35 days after the end of each month, together with any information ordinarily prepared in connection with such financial statements. All financial statements included in each such Quarterly Report on Form 10-Q and Annual Report on Form 10-K shall be prepared in conformity with GAAP, shall present fairly in all material respects, in accordance with GAAP, the consolidated financial position of PGG and its Subsidiaries at the end of the periods covered thereby and the results of their consolidated operations for the periods covered thereby, subject, in the case of unaudited interim financial statements, to year-end adjustments (consisting of normal recurring accruals) and the omission of explanatory footnote materials required by GAAP.

    6.5 LISTING OF MERGER SHARES. PGG shall use its best efforts to cause the Merger Shares to be listed in the Nasdaq National Market tier of the Nasdaq Stock Market.

    6.6 PGG SHAREHOLDERS' MEETING. PGG shall call a special meeting of the PGG Shareholders to be held to vote to approve the issuance of the Merger Shares in connection with the Merger. PGG will use its best efforts to hold the PGG Shareholders' Meeting no later than 40 days following the date of mailing of the definitive proxy statement to be furnished to PGG Shareholders as of the applicable record date in connection with the PGG Shareholders' Meeting. PGG will recommend approval of the matters referred to above, and agrees to use its best efforts to obtain a favorable vote thereon. Subject to the last sentence of this Section 6.6, PGG will cause to be mailed to each PGG Shareholder a copy of the Proxy Statement complying in all material respects with the Exchange Act. All information concerning PGG or any of its Subsidiaries included in the Proxy Statement will be, on the date of commencement of the mailing of the Proxy Statement (the "MAILING DATE"), true and correct in all material respects without omission of any material fact required to be stated to make the information set forth therein not misleading. PGG shall not be required to mail or otherwise furnish the Proxy Statement to PGG Shareholders unless it shall have received a letter from Howard Frazier Barker Elliot, Inc., dated no earlier than three days prior to the Mailing Date, which confirms as of the date thereof the conclusion set forth in the PGG Fairness Opinion.

    6.7 CONFIDENTIALITY. Except for information required or appropriate for inclusion in any application, filing, statement or notice to be filed by PGG with any Governmental Entity as contemplated in Section 7.3, all information and data furnished by the SMM Parties to the PGG Parties under this Agreement shall be received, held and treated confidentially by the PGG Parties, and none of such information shall be used in any manner for the benefit of PGG or any of its Subsidiaries or for the benefit of any business controlled by it or them. As soon as practicable after any termination of this Agreement, the PGG Parties shall return to SMM, and shall cause their representatives to return to SMM, all documents (and all copies thereof) obtained from SMM under this Agreement.

    6.8 NO SOLICITATION. PGG will immediately terminate any existing activities, discussions and negotiations with third parties concerning any possible Alternative Transaction. PGG will, and PGG will not cause or permit its Subsidiaries and the respective officers, directors, representatives, agents or representatives of PGG or its Subsidiaries to, directly or indirectly knowingly encourage, solicit or initiate any discussions or negotiations with any Person concerning any Alternative Transaction; PROVIDED, HOWEVER, that (i) if
(a) PGG's Board of Directors determines, after consultation with counsel, that it is required to do so in the exercise of the fiduciary duties of PGG's directors to the Company or its stockholders and (b) SMM shall have been given advance written notice of PGG's intention to do so, PGG's Board of Directors may respond to a written offer for an Alternative Transaction and (ii) nothing in this Section 6.8 shall prohibit PGG or its Board of Directors from taking and disclosing to the PGG Shareholders a position with respect to a tender offer by a third party pursuant to Rules 14d-9 and 14e-2(a) under the Exchange Act or from making such other disclosure to the PGG Shareholders which, as advised by its counsel, is required under applicable Law. PGG will promptly communicate to SMM the terms and conditions of any proposal for an Alternative Transaction that it may receive and will keep SMM informed as to the status of any discussions or other actions taken pursuant to such proposed or contemplated Alternative Transaction.

    6.9 CONSUMMATION OF MERGER. The PGG Parties shall use their best efforts to perform and fulfill all conditions and obligations on their part to be performed and fulfilled under this Agreement, to the end that the Merger shall be consummated.

                                  ARTICLE VII
                                COVENANTS OF SMM
                                PENDING CLOSING

    SMM agrees that pending the Closing:

    7.1 CONDUCT OF BUSINESS. SMM shall conduct its operations according to its ordinary and usual course of business, and shall use its best efforts to preserve intact its business organization, keep available the services of its officers and employees and maintain normal business relationships with customers, clients and others having business relationships with it. SMM shall confer on a regular and frequent basis with one or more designated representatives of PGG to report on operational matters of materiality and to report the general status of ongoing operations of SMM. SMM shall notify PGG of:

        (i) any unexpected material emergency or other material change in the normal course of business or in the operation of the properties of SMM;

        (ii) any significant development in any regulatory proceedings, governmental complaints, investigations or hearings (or communication indicating that any may be contemplated) involving SMM and which could have a Material Adverse Effect on SMM; and

       (iii) any matter or event which comes to the knowledge of SMM and which makes or could make any representation and warranty made concerning SMM in
    Article IV untrue or inaccurate.

    SMM shall keep PGG fully informed of such events and permit representatives of PGG access to all materials prepared in connection with such events.

    7.2  FORBEARANCE BY SMM.  SMM shall not:

        (i) amend or propose to amend its Charter Documents;

        (ii) issue any shares of SMM Common Stock or securities convertible into or exchangeable for shares of SMM Common Stock, or enter into any agreement or commitment for the issuance or purchase of any such shares or securities;

       (iii) split, combine or reclassify any outstanding shares of SMM Common Stock;

        (iv) declare, pay or set aside for payment any dividend or other distribution in respect of any outstanding shares of SMM Common Stock;

        (v) incur or permit any Subsidiary of SMM to incur any indebtedness for borrowed money;

        (vi) increase the compensation levels of its officers or management level employees or grant any general salary increases, other than merit increases and year-end employee and executive bonuses in the ordinary course of business and consistent with past practices, or cause or permit any of its Subsidiaries to do so;

       (vii) enter into any material lease agreements or other long-term commitments;

      (viii) acquire or negotiate for the acquisition of any business either directly or indirectly through a Subsidiary of SMM;

        (ix) sell or agree to sell all or substantially all, or any material portion, of its assets or the assets of any Subsidiary of SMM, or merge or consolidate, or permit any Subsidiary of SMM to merge or consolidate with any other Entity; or

        (x) take any of the other actions or permit to occur any of the other events specified in Section 4.10 which are within the control of SMM;

PROVIDED, HOWEVER, that notwithstanding the foregoing restrictions:

        (i) SMM will be permitted to (and shall) distribute to the SMM Shareholders before the Closing, all Distributable Investment Securities (which, for purposes of such distribution, shall be valued at their fair market value at the date of their distribution);

        (ii) SMM will be permitted to declare, accrue and pay cash distributions to the SMM Shareholders in an aggregate amount not to exceed (x) 50% of the sum of (a) SMM's taxable income for the taxable year ending December 31, 1999 (as reflected on line 23 of Schedule K to SMM's US federal income tax return on Form 1120S for its taxable year ending December 31, 1999) and
    (b) SMM's taxable income for the taxable period beginning January 1, 2000 and ending on the last day before the Closing Date (as reflected on line 23 of Schedule K to SMM's US federal income tax return on Form 1120S for such taxable period), minus (y) the net corporate level capital gains realized by SMM from (a) its 1999 sale of shares of Class A Common Stock of Knight/Trimark Group, Inc. and (b) the distribution of the Distributable Investment Securities (it being agreed that (a) any such declaration of distributions before the Closing Date may be made in an amount which is not fixed at the date of the declaration, but which is instead determined by reference to the formula set forth in this clause (ii) and (b) SMM shall pay in cash, before the later to occur of March 15, 2000 and the date upon which SMM's federal income tax return is filed for the period in question, all distributions declared under and permitted by this clause (ii) but which shall not have been paid on or before the Closing Date);

       (iii) SMM will be permitted to distribute all Compensatory Warrants to those SMM executives designated as "Key Executives" under the SMM Key Executive Plan; and

        (iv) in accordance with its custom of prior years, SMM shall be permitted to declare, accrue and pay year-end employee and executive bonuses for the 1999 fiscal year, which are consistent in both nature and amount with, and which represent a comparable percentage of SMM's annual net income as was represented by, year-end bonuses paid by SMM in each of its last three fiscal years.

    7.3 ACCESS AND INFORMATION. SMM shall give PGG and its representatives access during normal business hours to all the properties, books, contracts, commitments and records of SMM so that PGG may have full opportunity to make such investigation of SMM and its Subsidiaries as they shall reasonably request in advance. SMM will furnish PGG all information concerning SMM required for inclusion in any application, filing, statement or notice made by PGG to, or filed or joined in by PGG with, any Government Entity in connection with this Agreement or the Merger. None of the information furnished to PGG under this
Section 7.3, including any information concerning SMM furnished by it for inclusion in the Proxy Statement, shall, at the date furnished, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

    7.4 SUPPLEMENTAL INFORMATION. SMM shall furnish PGG copies of SMM's interim monthly financial statements as soon as practicable but in any event within 35 days after the end of each month, together with any information ordinarily prepared in connection with such financial statements. All such financial statements shall be prepared in conformity with GAAP, shall present fairly in all material respects, in accordance with GAAP, the financial position of SMM and its Subsidiaries at the end of the periods covered thereby and the consolidated results of their operations for the periods covered thereby, subject to year-end adjustments (consisting of normal recurring accruals) and the omission of explanatory footnote materials required by GAAP.

    7.5 CONFIDENTIALITY. Except for information required or appropriate for inclusion in any application, filing, statement or notice to be filed by SMM with any Governmental Entity as contemplated in Section 6.3, all information and data furnished to SMM by a PGG Party under this Agreement, whether furnished orally or in writing, shall be received, held and treated confidentially by SMM, and none of such information shall be used in any manner for the benefit of SMM or for the benefit of any business controlled by it. As soon as practicable after any termination of this Agreement, SMM shall return to the

PGG Parties, and shall cause its representatives to return to the PGG Parties, respectively, all documents (and all copies thereof) obtained from them under this Agreement.

    7.6 SMM SHAREHOLDERS' MEETING. SMM shall call a special meeting of its shareholders to be held to vote to approve the Merger (the "SMM SHAREHOLDERS' MEETING"). SMM will use its best efforts to hold the SMM Shareholders' Meeting no later than 25 days following the Mailing Date. SMM will recommend approval of the matters to be acted upon at the SMM Shareholders' Meeting as provided above, and agrees to use its best efforts to obtain a favorable vote thereon.

    7.7 CONSUMMATION OF MERGER. SMM shall use its best efforts to perform and fulfill all conditions and obligations on their part to be performed and fulfilled under this Agreement, to the end that the Merger shall be consummated.

                                  ARTICLE VIII
                               MUTUAL CONDITIONS

    The respective obligations of all Parties to consummate the Merger are subject to the fulfillment of each of the following conditions on or before the Closing Date:

    8.1 NO ADVERSE PROCEEDINGS. No order entered or Law promulgated or enacted by any Governmental Entity shall be in effect which would prevent consummation of the Merger, and no proceeding brought by a Governmental Entity or any other Person shall have been commenced and be pending which seeks to restrain, enjoin, prevent or materially delay or restructure the Merger.

    8.2 LISTING OF MERGER SHARES. The Merger Shares to be issued in connection with the Merger shall have been approved for inclusion in the Nasdaq National Market tier of the Nasdaq Stock Market, subject to official notice of issuance.

    8.3 BROKER-DEALER REGULATORY REQUIREMENTS. All consents, authorizations, approvals, filings or exemptions required under all applicable Broker-Dealer Regulatory Requirements in connection with the Merger shall have been obtained and not rescinded or adversely modified.

    8.4 PGG SHAREHOLDER APPROVAL. The issuance of the Merger Shares in connection with the Merger shall have been approved by the requisite vote of the PGG Shareholders.

    8.5 SMM SHAREHOLDER APPROVALS. The Merger shall have been approved by the requisite vote of the SMM Shareholders.

    8.6 APPROVAL OF BANKING COMMISSIONER. The Texas Banking Commissioner shall have approved any change of control of each Trust Company Subsidiary that may occur as a result of the issuance of the Merger Shares.

                                   ARTICLE IX
                    CONDITIONS TO OBLIGATIONS OF PGG PARTIES

    The respective obligations of the PGG Parties to consummate the Merger are subject to the fulfillment of each of the following conditions on or before the Closing Date:

    9.1 REPRESENTATIONS TRUE AT CLOSING. The PGG Parties shall not have discovered any material error, misstatement or omission in the representations and warranties made by the SMM Parties in either of Articles IV or V; the representations and warranties made by the SMM Parties in Articles IV and V shall be deemed to have been made again as of the time of the Closing, and shall then be true in all material respects; each SMM Party shall have performed and complied with all agreements and conditions required to be performed or complied with by it at or prior to the Closing; and the PGG Parties shall have received certificates, each dated the Closing Date, of the President or a Vice President of SMM, to the effect set forth in this Section 9.1.

    9.2 NO ADVERSE CHANGES. Since the date of this Agreement, no event shall have occurred which has had or could be reasonably expected to have a Material Adverse Effect on SMM.

    9.3 OPINION OF SMM COUNSEL. The PGG Parties shall have received an opinion, dated the Closing Date, of Snell & Smith, counsel to SMM, in the form attached as Exhibit A to this Agreement.

    9.5 RELEASES. The PGG Parties and SMM shall have received a Release, in the form attached as Exhibit C to this Agreement, from each SMM Shareholder.

                                   ARTICLE X
                     CONDITIONS TO SMM PARTIES OBLIGATIONS

    The respective obligations of the SMM Parties to consummate the Merger are subject to the fulfillment of each of the following conditions on or before the Closing Date:

    10.1 PGG REPRESENTATIONS TRUE AT CLOSING. SMM shall not have discovered any material error, misstatement or omission in the representations and warranties made by the PGG Parties in Article III, the representations and warranties made by the PGG Parties in Article III shall be deemed to have been made again as of the time of the Closing, and shall then be true in all material respects; each PGG Party shall have performed and complied with all agreements and conditions required to be performed or complied with by it at or prior to the Closing; and SMM shall have received certificates, each dated the Closing Date, of the President or Vice President of each of the PGG Parties, to the effects set forth in this Section 10.1.

    10.2 NO ADVERSE PGG CHANGES. Since the date of this Agreement, no event shall have occurred which could reasonably be expected to have a Material Adverse Effect on PGG.

    10.3 OPINION OF PGG'S COUNSEL. SMM and the SMM Shareholders shall have received an opinion, dated the Closing Date, of Porter & Hedges, L.L.P., counsel to the PGG Parties, in the form attached as Exhibit B to this Agreement.

    10.4 TAX OPINION. SMM shall have received an opinion, dated the Closing Date, of Porter & Hedges, L.L.P., to the effect that:

        (i) if consummated in accordance with the terms of this Agreement, the Merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code;

        (ii) the Merger will not result in the recognition by the SMM Shareholders of income, gain, loss or deduction for federal income tax purposes;

       (iii) for federal income tax purposes, the holding period and federal income tax basis of the Merger Shares received by the respective SMM Shareholders in connection with the Merger will include the holding period, and equal the federal income tax basis, of the shares of capital stock of SMM surrendered therefor; and

        (iv) the Proxy Statement accurately describes the material federal income tax consequences of the Merger to the SMM Shareholders.

                                   ARTICLE XI
                             ADDITIONAL AGREEMENTS

    11.1 APPLICATION TO BANKING COMMISSIONER. As soon as practicable after the execution of this Agreement, all Parties required to do so by the TTCA shall prepare and file with the Texas Banking Commissioner an application under
Section 4.002 of the TTCA seeking the Texas Banking Commissioner's approval of any change of control of each Trust Company Subsidiary that may occur as a result of the issuance of the Merger Shares, and upon being notified by the Texas Banking Commissioner that the application is complete, shall either (i) comply with the notice requirements of Section 4.002(d) of the

TTCA or (ii) request a waiver of the notice requirements from the Texas Banking Commissioner under Section 4.002(e) of the TTCA. Thereafter, the appropriate Parties shall take all such action and shall attend all such hearings and provide all such information to the Texas Banking Commissioner as the Commissioner may require in connection with the Commissioner's consideration of the application; PROVIDED, HOWEVER, that nothing in this Section 11.1 shall require PGG or any Trust Company Subsidiary to (i) agree to the imposition of any material limitation on the ability of any Trust Company Subsidiary to conduct its trust business after the Closing in substantially the same manner as before the Closing or (ii) make any undertaking relating to any Trust Company Subsidiary or its assets, properties, business, operations or practices which, in the reasonable judgment of PGG and SMM, would or could have, after the Closing, a material adverse effect on any Trust Company Subsidiary.

    11.2 CONSENTS AND APPROVALS. All Parties shall use their best efforts to obtain before the Closing, in addition to the approvals and consents referred to in Sections 8.2 through 8.7, all other consents and approvals listed and disclosed in Section 3.3 or 3.4 of the PGG Disclosure Schedule or the corresponding sections of the SMM Disclosure Schedule.

    11.3 PUBLICITY. No Party other than PGG or SMM shall issue any press release or public announcement pertaining to the Merger. PGG and SMM shall consult with each other concerning any such press release or public announcement and shall use their best efforts to agree on its text before its public dissemination and before making any filings with any Governmental Entity or national securities exchange with respect to any such press release or public announcement. In cases where PGG and SMM are unable to agree on a press release or public announcement, the Party proposing it will not issue or make it unless the proposing Party is required to do so by Law or by any listing agreement with, or rules of, any national securities exchange (including the Nasdaq Stock Market), in which case the Party so obligated shall use its reasonable efforts to provide a copy of the press release or public announcement to the other Party before its filing or public dissemination.

    11.4 EXPENSES. Each PGG Party shall pay its own costs and expenses incurred in connection with the Merger, and SMM shall pay its costs and expenses and the costs and expenses of the SMM Shareholders (but not any fees or expenses of any separate counsel for any SMM Shareholder) in connection with the Merger, in each case whether or not the Merger is consummated.

    11.5 CONVEYANCE TAXES. The Parties shall cooperate in the preparation of all Tax Returns, questionnaires, applications or other documents regarding any real property transfer tax, any stock transfer or stamp tax, or any other similar transfer or conveyance taxes which become payable in connection with the Merger. This Section 11.4 does not apply or extend to any federal, state, or local income Tax.

    11.6  QUALIFIED RETIREMENT PLANS.  In this Section 11.6:

        (i) the "SMM 401(K) PLAN" means the Sanders Morris Mundy Inc. 401(k)
    Plan;

        (ii) the "SMM AGE-RELATED PLAN" means the Sanders Morris Mundy Inc. Age-Related Profit Sharing Plan;

       (iii) "SMM PLANS" means the plans identified in clause (i) and
    (ii) above; and

        (iv) the "PGG PLAN" means the Pinnacle Global Group, Inc. 401(k) Plan.

    As soon as practicable following the Closing, PGG and SMM shall take such action as may be necessary or appropriate to merge the SMM 401(k) Plan with and into the PGG Plan subject to the condition that the SMM 401(k) Plan is determined by PGG to be a qualified plan under Section 401(a) of the Code. As soon as practicable following the Closing, PGG and SMM shall also take such action as may be necessary or appropriate to either merge the SMM Age-Related Plan with and into the PGG Plan or to terminate the SMM Age-Related Plan and distribute its assets to participants thereunder, in either event subject to the condition that the SMM Age-Related Plan is determined by PGG to be a qualified plan under Section 401(a) of the Code. Prior to merging or terminating the SMM 401(k) Plan and the SMM Age-Related Plan, as applicable, the SMM Plans may be amended as necessary or appropriate to comply with applicable Law and may be submitted to the Internal Revenue Service pursuant to the Employee Plans Compliance Resolutions System or under any other IRS corrective program.

    Effective as of the Effective Time, the SMM Plans shall be "frozen" pending their merger or termination, as applicable, and, therefore, as of and following the Effective Time (i) no person who is not already a participant in an SMM Plan shall be eligible to participate in either of the SMM Plans (except for any alternate payee pursuant to a qualified domestic relations order) and (ii) no further contributions shall be made to either of the SMM Plans except for such contributions that have fully accrued as liabilities of SMM at the Closing Date but which by such date have not been paid to the trusts maintained in connection with the SMM Plans. PGG and SMM hereby agree to (i) take such action, including adopting and implementing such SMM Plan amendments and preparing and executing such other documents as may be necessary or appropriate to accomplish the intent and purposes of this Section 11.6, (ii) cooperate in making all appropriate filings under the Code or ERISA, and (iii) otherwise comply with the requirements of the Code, ERISA or other applicable Law with respect to the SMM Plans.

    11.7 RULE 144 REPORTS. For as long as any SMM Shareholder remains subject to SEC Rule 144 with respect to the SMM Shareholder's sale of shares of PGG Common Stock, PGG will make available to such SMM Shareholder the benefit of rules and regulations of the SEC which may permit such SMM Shareholder to sell shares of PGG Common Stock without registration by:

        (i) making and keeping "current public information" "available" (as both those terms are defined in Rule 144) at all times;

        (ii) timely filing with SEC in accordance with all applicable rules and regulations, all reports and other documents (x) required of PGG for Rule 144, as it may be amended from time to time (or any rule, regulation, or statute replacing Rule 144) to be available and (y) required to be filed under Section 15d of the Exchange Act even if PGG's duty to file those reports or documents is suspended or otherwise terminated under the terms of
    Section 15d; and

       (iii) furnishing a written statement by PGG that it has complied with the reporting requirements of the Exchange Act and Rule 144, together with a copy of the most recent annual or quarterly report of PGG and such reports and documents filed by PGG with the SEC as may reasonably be requested by any such SMM Shareholder.

    11.8 LOCK-UP AGREEMENTS. At the Closing, each SMM Shareholder who immediately after the Closing will be (i) an officer or director of PGG, (ii) a holder of shares of PGG Common Stock representing 2.5% or more of the total number of shares of PGG Common Stock outstanding immediately after the Effective Time, or (iii) a member of a "group" (within the meaning of SEC Rule 13d.1) which holds shares of PGG Common Stock representing 10% or more of the total number of shares of PGG Common Stock outstanding immediately after the Effective Time, will deliver to PGG, and PGG will cause each person who is an officer or director of PGG at the Closing Date, to deliver to PGG, a letter (collectively, the "LOCK-UP AGREEMENTS"), reasonably satisfactory in form and substance to PGG, under which each such Person will agree that for a period of one year following the Closing Date such Person will not, without the prior written consent of the Board of Directors of PGG, sell, offer to sell, solicit an offer to buy, contract to sell, grant any option to purchase or otherwise transfer any shares of PGG Common Stock or any securities convertible into or exercisable for shares of PGG Common Stock.

    11.9 STANDSTILL. If this Agreement is terminated for any reason before the Closing (other than pursuant to clause (iv) of Section 14.3), SMM will, and will cause each of its Affiliates not to, at any time within two years following the date of any termination of this Agreement:

        (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights or options to acquire any voting securities of PGG or any of its Affiliates other than as a result of a stock split, stock dividend or similar recapitalization;

        (ii) make or cause to be made any proposal for the acquisition of PGG or its Affiliates, any assets or businesses of PGG or its Affiliates, or securities of PGG or its Affiliates or for any other extraordinary transaction involving PGG, including any merger, or other business combination, restructuring, tender offer, exchange offer, recapitalization, liquidation or similar transaction, except (x) as expressly permitted by this Agreement or (y) proposals pursuant to customary business transactions in the ordinary course of PGG's business;

       (iii) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any securities of PGG or its Affiliates other than with Persons who are Affiliates of SMM;

        (iv) make, or in any way cause or participate in, any "solicitation" of "proxies" to vote (as those terms are defined in Regulation 14A under the Exchange Act) with respect to PGG or its Affiliates, or communicate with, seek to advise, encourage or influence any Person, in any manner, with respect to the voting of, securities of PGG or its Affiliates other than Persons who are Affiliates of SMM or become a "participant" in any "election contest" (as those terms are defined or used in Rule 14a-11 under the Exchange Act) with respect to PGG or its Affiliates;

        (v) initiate, propose or otherwise solicit stockholders for the approval of one or more stockholder proposals with respect to PGG or its Affiliates or induce or attempt to induce any other Person to initiate any stockholder proposal, or seek election to or seek to place a representative on the Board of Directors of PGG or its Affiliates or seek the removal of any member of the Board of Directors of PGG or its Affiliates;

        (vi) in any manner, agree, attempt, seek or propose (or make any request for permission with respect thereto) to deposit any securities of PGG or its Affiliates, directly or indirectly, in any voting trust or similar arrangement or to subject any securities of PGG or its Affiliates to any other voting or proxy agreement, arrangement or understanding;

       (vii) disclose any intention, plan or arrangement, or make any public announcement (or request permission to make any such announcement), or induce any other Person to take any action, inconsistent with the foregoing;

      (viii) enter into any negotiations, arrangements or understandings with any third party with respect to any of the foregoing;

        (ix) advise, assist or encourage or finance (or assist or arrange financing to or for) any other Person in connection with any of the foregoing; or

        (x) otherwise act in concert with others, to seek to control or influence the management, Board of Directors or policies of PGG or its Affiliates;

PROVIDED, that this Section 11.9 shall not restrict or inhibit the right of SMM or any of its Affiliates, or any present shareholder of PGG, to exercise its voting rights as a shareholder of PGG.

    11.10  BOARD REPRESENTATION.  Promptly after the Closing, PGG shall:

        (i) increase by three the number of directors constituting the whole board of directors of PGG;

        (ii) cause Don A. Sanders, Ben T. Morris and George L. Ball, or such other individuals (in lieu of the named individuals) as may be designated by SMM and as are reasonably acceptable to PGG, to be appointed to PGG's Board of Directors to fill the resulting vacancies;

       (iii) cause Don A. Sanders (if he is then willing and able to serve) to be elected as a Vice Chairman of the Board of PGG;

        (iv) cause Ben T. Morris (if he is then willing and able to serve) to be elected to the Executive Committee of the Board of Directors of PGG, which, immediately following such election (but thereafter subject to the Charter Documents of PGG), shall consist of Mr. Morris, Robert E. Garrison, II and
    W. Blair Waltrip;

        (v) cause George L. Ball and Ben T. Morris (if they are then willing and able to serve) to be elected to the Board of Directors of each of the following Subsidiaries of PGG: Spires Financial GP, Inc., Pinnacle Management and Trust Company, and PGG Capital, Inc.; and

        (vi) immediately upon the appointments made pursuant to this
    Section 11.10, execute and deliver to each of Messrs. Sanders, Morris and Ball an officer and director indemnification agreement substantially similar in form and substance to the officer and director indemnification agreements now in effect between PGG and its current officers and directors.

    11.11 SHELF REGISTRATION STATEMENT. Within 90 days after the Closing Date, PGG shall cause to be filed with the SEC, pursuant to Rule 415 of the Securities Act, a shelf registration statement on Form S-3 (the "SHELF REGISTRATION STATEMENT") for the registration of the Merger Shares for resale by all SMM Shareholders who wish to be named as selling shareholders in the Shelf Registration Statement. PGG shall, upon the request of any SMM Shareholder not identified as a selling shareholder in the Shelf Registration Statement, and upon being provided by such SMM Shareholder such information as PGG may reasonably request for use in connection with the Shelf Registration Statement, amend the Shelf Registration Statement to list such SMM Shareholder as a selling shareholder under the Shelf Registration Statement. PGG shall use its commercially reasonable best efforts to have the Shelf Registration Statement declared effective as soon as reasonably practicable after its filing, and to keep the Shelf Registration Statement continuously effective for a period of two years following the date on which it becomes effective under the Securities Act; PROVIDED, HOWEVER, that PGG may voluntarily suspend the effectiveness of the Shelf Registration Statement for a limited period of up to 120 days if PGG has been advised by its counsel or by underwriters that the offering of the Merger Shares under the Shelf Registration Statement would adversely effect, or would be improper (or improper without a disclosure in a prospectus), in view of a proposed financing, reorganization, recapitalization, merger, consolidation, or similar transaction involving PGG. In such a case, PGG shall be required to keep the Shelf Registration Statement effective for an additional period of time beyond two years following the date of its effectiveness equal to the number of days its effectiveness is suspended under the proviso to the preceding sentence. Upon the occurrence of any event that would cause the Shelf Registration Statement to contain a material misstatement or omission or not to be effective and useable during the period of time that it is required to be effective and useable, the Company shall promptly file an amendment to the Shelf Registration Statement and use its commercially reasonable best efforts to cause the amendment to be declared effective as soon as practicable after its filing. PGG will bear all costs and expenses related to the Shelf Registration Statement other than expenses incurred by the SMM Shareholders for underwriters' commissions and discounts or legal fees incurred by the SMM Shareholders. Each SMM Shareholder requesting to be included as a selling shareholder in the Shelf Registration Statement shall furnish to PGG such information regarding such shareholder's holdings of Merger Shares and the proposed manner of distribution of his Merger Shares as PGG may reasonably request and as shall be required in connection with the Shelf Registration Statement.

    In no event shall the plan of distribution for any offering of Merger Shares under the Shelf Registration Statement include the use of a contractual underwriter, nor shall PGG have any obligation to enter into an underwriting agreement with any investment banking firm participating as a broker in the execution of any such resales. PGG agrees it will furnish to each included SMM Shareholder such number of prospectuses, prospectus supplements, or other documents incident to the Shelf Registration Statement as such SMM Shareholder may from time to time reasonably request.

    The rights of the SMM Shareholders under this Section 11.11 are solely for their benefit, are personal in nature, and shall not be available to any subsequent holder of Merger Shares (other than subsequent holders who have become such by gift or other transfer by an SMM Shareholder to an immediate family member of such shareholder, by will or through operation of the laws of descent and distribution and their respective administrators, guardians, receivers, executors or other person acting in a similar capacity).

    Notwithstanding the prior provisions of this Section 11.11, and in addition to the obligations imposed on him by his Lock-Up Agreement, each SMM Shareholder who is required by Section 11.8 to sign a Lock-Up Agreement (an "SMM AFFILIATE") agrees that for as long as the Shelf Registration Statement remains effective, such SMM Affiliate shall not sell under the Shelf Registration Statement any greater number of shares of PGG Common Stock than he would have otherwise been entitled to sell from time to time during such period if he and his affiliates (as defined in Rule 144(a) under the Securities Act) were then subject to the volume limitations set forth in Rule 144(e) under the Securities Act with respect to sales of PGG Common Stock by him and his affiliates.

                                  ARTICLE XII
                              NATURE AND SURVIVAL
                                       OF
                         REPRESENTATIONS AND WARRANTIES

    12.1 NATURE OF STATEMENTS. All, but only those, statements contained in this Agreement or any Disclosure Schedule or certificate delivered by or on behalf of a Party under this Agreement shall be deemed representations and warranties made by that Party in connection with the transactions contemplated by this Agreement.

    12.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the PGG Parties in Article III, and the representations and warranties made by the SMM Parties in Article IV, shall not survive, and shall terminate upon, the Closing. Regardless of any investigation made at any time by or on behalf of any Party or of any information any Party may have as a result of any such investigation, all representations and warranties made by the respective SMM Shareholders in Article V shall survive the Closing and shall continue in effect thereafter.

                                  ARTICLE XIII
                                INDEMNIFICATION

    The respective indemnification obligations of the Parties are:

    13.1 INDEMNIFICATION BY THE SMM. SMM agrees to pay and to indemnify and hold harmless and defend each PGG Party and its Affiliates, and their respective successors and assigns from and against any and all Damages caused by or arising out of or in respect of:

        (i) any breach or default in the performance by SMM of any covenant or agreement of SMM contained in this Agreement; and

        (ii) any breach of warranty or inaccurate or erroneous representation made by an SMM in Article IV of this Agreement.

    13.2 INDEMNIFICATION BY THE SMM SHAREHOLDERS. Each SMM Shareholder severally agrees to pay and to indemnify and hold harmless each PGG Party, SMM, each other SMM Shareholder, and their respective Affiliates (but, in the case of SMM, only its Affiliates after the Closing), successors and assigns from and against any and all Damages caused by, arising out of or in respect of:

        (i) any breach or default in the performance by the SMM Shareholder of any covenant or agreement made by the SMM Shareholder in this Agreement; or

        (ii) any breach of warranty or inaccurate or erroneous representation made by the SMM Shareholder in Article V of this Agreement.

    13.3 INDEMNIFICATION BY THE PGG PARTIES. The PGG Parties jointly and severally agree to pay and to indemnify and hold harmless and defend each SMM Party and its Affiliates (but not SMM after the

Closing), and their respective successors and assigns from and against any and all Damages caused by or arising out of or in respect of:

        (i) any breach or default in the performance by any PGG Party of any covenant or agreement of such PGG Party contained in this Agreement; and

        (ii) any breach of warranty or inaccurate or erroneous representation made by such PGG Party in Article III of this Agreement.

    13.4 REQUESTS FOR INDEMNIFICATION. If any Party (an "INDEMNIFIED PARTY") becomes aware of a fact, circumstance, claim, situation, demand or other matter for which it or any other Indemnified Party has been indemnified under this
Article XIII (any such item being herein called an "INDEMNITY MATTER"), the Indemnified Party shall give prompt written notice of the Indemnity Matter to the Indemnifying Party, requesting indemnification therefor, specifying the nature of and specific basis for the Indemnity Matter and the amount or estimated amount thereof to the extent then feasible; provided, however, a failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are actually materially prejudiced by such failure. The Indemnifying Party shall have the right to assume the defense or investigation of such Indemnity Matter and to retain counsel and other experts to represent the Indemnified Party and shall pay the fees and disbursements of such counsel and other experts. If within 30 days after receipt of the request (or five days if litigation is pending) the Indemnifying Party fails to give notice to the Indemnified Party that the Indemnifying Party assumes the defense or investigation of the Indemnity Matter, an Indemnified Party may retain counsel and other experts (whose fees and disbursements shall be at the expense of the Indemnifying Party) to file any motion, answer or other pleading and take such other action which the Indemnified Party reasonably deems necessary to protect its interests or those of the Indemnifying Party until the date on which the Indemnified Party receives such notice from the Indemnifying Party. If an Indemnifying Party retains counsel and other experts, any Indemnified Party shall have the right to retain its own counsel and other experts, but the fees and expenses of such counsel and other experts shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party mutually agree to the retention of such counsel and other experts or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would, in the opinion of counsel retained by the Indemnifying Party, be inappropriate due to actual or potential differing interests between them.

    If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any Indemnity Matter which the Indemnifying Party defends, or, if appropriate and related to the Indemnity Matter in question, in making any counterclaim against the person asserting the Indemnity Matter, or any cross-complaint against any person. No Indemnity Matter may be settled by the Indemnified Party without the consent of the Indemnifying Party, which consent will not be unreasonably withheld. Unless the Indemnifying Party agrees in writing that the Damages to the Indemnified Party resulting from such settlement are fully covered by the indemnities provided herein and that such Damages are fully compensable in money, no Indemnity Matter may be settled without the consent of the Indemnified Party, which consent will not be unreasonably withheld. Except with respect to settlements entered without the Indemnified Party's consent pursuant to the immediately preceding sentence, to the extent it is determined that the Indemnified Party has no right under this Article XIII to be indemnified by the Indemnifying Party, the Indemnified Party shall promptly pay to the Indemnifying Party any amounts previously paid or advanced by the Indemnifying Party with respect to such matters pursuant to this Article XIII.

    After the delivery of a notice of an Indemnity Matter hereunder, at the reasonable request of the Indemnifying Party the Indemnified Party shall grant the Indemnifying Party and its representatives full and complete access to the books, records and properties of the Indemnified Party to the extent reasonably related to the matters to which the notice relates. The Indemnifying Party will not disclose to any third person (except its representatives) any information obtained pursuant to the preceding sentence which is designated as confidential by the Indemnified Party and which is not otherwise generally available to the public or not already within the knowledge of the Indemnifying Party, except as may be required by applicable law. The Indemnifying Party shall request its representatives not to disclose any such information (unless already within its knowledge or as may be required by applicable law). All such access shall be subject to the normal safety regulations of the Indemnified Party, and shall be granted under conditions which will not unreasonably interfere with the business and operations of the Indemnified Party.

                                  ARTICLE XIV
                           AMENDMENT AND TERMINATION

    14.1 AMENDMENT. This Agreement may be amended by PGG and SMM, by or pursuant to action taken by their respective Boards of Directors, at any time before or after approval by the PGG Shareholders of the matters specified in
Section 6.6, but after such approval, no amendment shall be made which increases the number of Merger Shares issuable to the SMM Shareholders in connection with the Merger, without the further approval of the PGG's Shareholders. This Agreement may be amended only by a written instrument executed by PGG and SMM.

    14.2 WAIVER. At any time on or before the Closing Date, each of the Parties may (i) extend the time for the performance of any of the obligations or other act of any of the other Parties, (ii) waive any inaccuracies in the representations and warranties made in this Agreement or in a Disclosure Schedule of a Party, (iii) waive compliance with any of the agreements or conditions of this Agreement which may be legally waived, and (iv) grant consents under this Agreement. Any such extension, waiver or grant shall be valid only if evidenced by a written instrument executed by the Party giving it. Any such extension, waiver or grant on behalf of (i) the PGG Parties need only be executed by PGG, and (ii) the SMM Parties need only be executed by SMM.

    14.3 TERMINATION. This Agreement may be terminated at any time before the Closing by:

        (i) the mutual consent of the Boards of Directors of PGG and SMM;

        (ii) by the Board of Directors of PGG or SMM if the Merger has not been consummated on or before March 15, 2000 (or any later date which may be agreed to by the mutual written consent of the respective Board of Directors of PGG); PROVIDED, HOWEVER, that such right to terminate this Agreement shall not be available to any Party that has breached in any material respect its obligations under this Agreement in any manner that has proximately contributed to the failure of the Merger to occur on or before such date, and PROVIDED, FURTHER, that this Agreement shall be extended not more than 45 days after March 15, 2000 if (x) the Merger has not been consummated as a result of the failure to receive the approvals or consents set forth in Sections 8.2 through 8.4 and Section 8.6 and (y) the Parties are diligently pursuing such approvals and consents;

       (iii) by either the PGG or SMM if the PGG Shareholders shall have failed to approve at the PGG Shareholders' Meeting the issuance of the Merger Shares;

        (iv) by the Board of Directors of SMM, if the Board of Directors of PGG
    (x) withdraws, or modifies in a manner adverse to the SMM Parties, its recommendation for approval of the issuance of the Merger Shares or
    (y) approves or recommends an Alternative Transaction; and

        (v) by PGG if the SMM Shareholders shall have failed to approve the Merger and the Plan of Merger at the SMM Shareholders Meeting.

    14.4 CONSEQUENCES OF TERMINATION. If this Agreement is terminated as provided in Section 14.3, it shall become void and there shall be no liability or obligation on the part of any Party or their respective officers or directors, except that the provisions of Sections 6.7, 7.6, 11.3, 14.5, and 14.6 and, unless this Agreement is terminated under clause (iv) of Section 14.3,
Section 11.8, shall survive such a termination. Nothing in this Section 14.4 shall, however, relieve any Party from any liability for any breach of this Agreement.

    14.5 PGG TERMINATION FEE. PGG agrees that if the SMM Parties are not in material breach of this Agreement and:

        (i) if (x) SMM terminates this Agreement under clause (iii) of
    Section 14.3, (y) at the time of the PGG Shareholders Meeting there exists or has been proposed an Alternative Transaction that has been publicly announced or otherwise communicated to PGG and the PGG Shareholders, and
    (z) within one year thereafter PGG enters into a definitive agreement with respect to an Alternative Transaction or an Alternative Transaction is consummated; or

        (ii) if (x) SMM terminates this Agreement under clause (iv) of
    Section 14.3 and (y) at the time of termination of this Agreement there exists or has been proposed an Alternative Transaction;

    then PGG shall pay SMM $1.5 million (the "PGG TERMINATION FEE"). If this Agreement is terminated under the circumstances described in clause (i) of this
Section 14.5, the PGG Termination Fee shall be paid promptly after consummation of the Alternative Transaction referred to in clause (i). If this Agreement is terminated under clause (ii) of this Section 14.5, the PGG Termination Fee shall be paid promptly after the termination of this Agreement. Payment of the PGG Termination Fee shall be made not later than three Business Days after SMM make written demand on PGG for its payment, by wire transfer of immediately available funds to an account designated by SMM in its written demand.

    If PGG fails to pay the PGG Termination Fee on or before the date its payment is due, the amount of the PGG Termination Fee shall be increased to include costs and expenses (including fees and expenses of counsel) actually incurred by SMM to enforce and collect under this Section 14.5, together with interest on the PGG Termination Fee from the date it became due through its date of payment at a rate equal to 5% plus the rate of interest publicly announced and in effect from time to time during such period by Citibank, N.A., New York, New York, as its base rate of interest (but not to exceed the maximum lawful rate of interest allowed by applicable Law).

    14.6 SMM TERMINATION FEE. SMM agrees that if the PGG Parties are not in material breach of this Agreement and PGG terminates this Agreement under clause (v) of Section 14.3, then SMM shall pay PGG $1.5 million (the "SMM TERMINATION FEE") promptly after the termination of this Agreement and not later than three Business Days after PGG makes written demand on SMM for payment, by wire transfer of immediately available funds to an account designated by PGG in its written demand.

    If SMM fails to pay the SMM Termination Fee on or before the date its payment is due, the amount of the SMM Termination Fee shall be increased to include costs and expenses (including fees and expenses of counsel) actually incurred by PGG to enforce and collect under this Section 14.6, together with interest on the SMM Termination Fee from the date it became due through its date of payment at a rate equal to 5% plus the rate of interest publicly announced and in effect from time to time during such period by Citibank, N.A., New York, New York, as its base rate of interest (but not to exceed the maximum lawful rate of interest allowed by applicable Law).

                                   ARTICLE XV
                               GENERAL PROVISIONS

    15.1 NON-BUSINESS DAYS. If the date on which any action (including the delivery of notices) to be taken under this Agreement falls on a day which is not a Business Day, the action will be deemed timely taken if on the next following Business Day.

    15.2 SHAREHOLDER CONSENTS. Pursuant to Articles 5.03 and 9.10 of the TBCA, PGG, as the sole shareholder of HWG, approves this Agreement, the Merger and the Plan of Merger.

    15.3  SMM SHAREHOLDERS' AGREEMENT.  SMM and the SMM Shareholders agree that:

        (i) at the Effective Time, the SMM Shareholders' Agreement shall be terminated without any further action on the part of any of its parties;

        (ii) the execution and delivery of this Agreement by the SMM Parties shall not be affected by, or constitute a breach or violation of, the SMM Shareholders' Agreement;

       (iii) if at the date of this Agreement there has begun to run, or if after the date of this Agreement and prior to the Effective Time there begins to run, any period of time (herein called a "LIMITATION PERIOD") within which any party bound by or entitled to the benefits of, or whose shares of SMM Common Stock are subject to, the SMM Shareholders' Agreement, must give any notice, offer such shares for sale, accept any offer to purchase any such shares, purchase shares of SMM Common Stock, make any election or take any other action in order to preserve or maintain any right or benefit of such party, then such Limitation Period shall cease to run and shall be tolled as of the date of this Agreement, or, in the case of any Limitation Period beginning after the date of this Agreement, shall not begin to run unless and until such Limitation Period shall be resumed and reinstated as provided in clause (v) below of this Section 15.3;

        (iv) for so long as any Limitation Period is tolled under clause (iii) of this Section 15.3, no party to the SMM Shareholders' Agreement may exercise any right or option such party would otherwise have but for the provisions of this Section 15.3; and

        (v) if this Agreement is terminated pursuant to Article XIV, then as of the close of business on the date this Agreement is terminated, the provisions of this Section 15.3 shall terminate and any Limitation Period shall resume and be reinstated, or shall commence, as the case may be, ten days following such termination, and promptly thereafter SMM shall notify each of the SMM Shareholders that the provisions of this Section 15.3 have terminated.

    15.4 NOTICES. All notices or other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by telecopier (with receipt confirmed) to a Party at the address or telecopy number, as applicable, set forth below (as any such address or telecopier number may be changed from time to time by notice similarly given):

(i)   if to either PGG Party, to:

      Pinnacle Global Group, Inc.
      5599 San Felipe, Suite 555
      Houston, Texas 77056
      Attention: Robert E. Garrison, II
      President and Chief Executive Officer
      Telecopy No.: (713) 993-4698

      with a copy to:

      Porter & Hedges, L.L.P.
      700 Louisiana, 35th Floor
      Houston, Texas 77002
      Attention: James M. Harbison, Jr.
      Telecopy No.: (713) 228-1331

(ii)  if to any SMM Party, to:

      Sanders Morris Mundy Inc.
      600 Travis, Suite 3100
      Houston, Texas 77002
      Attention: Ben T. Morris, President
      Telecopy No.: (713) 224-1101

      with copy to:

      Snell & Smith
      1000 Louisiana, Suite 1200
      Houston, Texas 77002
      Attention: John T. Unger
      Telecopy No.: (713) 651-8010

    15.5 ENTIRE AGREEMENT. This Agreement, its Exhibits, the Disclosure Schedules, and all documents delivered under this Agreement, constitute the entire agreement, and supersede all of the prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter of this Agreement.

    15.6 ASSIGNMENT; BINDING EFFECT. This Agreement may not be assigned by any of its Parties. Subject to the preceding sentence, this Agreement shall be binding upon the Parties and their respective successors and assigns.

    15.7 COUNTERPARTS. This Agreement may be executed in counterparts which together shall constitute a single agreement. Delivery by telephonic facsimile transmission of a signed counterpart of this Agreement shall be effective as delivery of a manually signed counterpart.

    15.8 GOVERNING LAW; JURISDICTION. This Agreement and the rights and obligations of the parties created hereby shall be governed by the internal Laws of the State of Texas without regard to its conflict of law rules. The Parties irrevocably consent to the non-exclusive jurisdiction of the courts of the State of Texas in connection with any dispute between or among them arising under this Agreement.

    15.9 SEVERABILITY OF PROVISIONS. If a provision of this Agreement or its application to any Person or circumstance, is held invalid or unenforceable in any jurisdiction, to the extent permitted by law, such provision or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable and in other jurisdictions, and the remaining provisions of this Agreement, shall not be affected.

    15.10 SPECIFIC PERFORMANCE. Each Party agrees that one or more other Parties would be irreparably damaged if any provision of this Agreement were not performed in accordance with its specific terms or was otherwise breached. Therefore, the Parties agree that each Party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or any of its provisions and to specifically enforce this Agreement and its terms and provisions in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction, in addition to any other remedy to which a Party may be entitled, at law or in equity.

    15.11  JOINT DRAFTING.   This Agreement and its Exhibits have been jointly
drafted by the Parties and their counsel. Neither this Agreement nor any of its Exhibits shall be construed against any Party based on its authorship.

    15.12 CAPTIONS. The article and section headings in this Agreement are for convenience only, and shall not affect the meaning or interpretation of this Agreement.

    15.13 NO THIRD-PARTY BENEFICIARIES. There are no third-party beneficiaries of this Agreement, except that the respective Affiliates of the Parties are entitled to the benefits of the respective indemnification obligations of the Parties under Article XIII.

    [SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the Parties have duly executed this Agreement, all as of the date first written above.

                                                       PGG PARTIES:

                                                       PINNACLE GLOBAL GROUP, INC.

                                                       By:          /s/ ROBERT E. GARRISON, II
                                                            -----------------------------------------
                                                              Robert E. Garrison, II, PRESIDENT AND
                                                                     CHIEF EXECUTIVE OFFICER

                                                       HARRIS WEBB & GARRISON, INC.

                                                       By:          /s/ ROBERT E. GARRISON, II
                                                            -----------------------------------------
                                                                Robert E. Garrison, II, PRESIDENT

                                                       SMM:

                                                       SANDERS MORRIS MUNDY INC.

                                                       By:              /s/ BEN T. MORRIS
                                                            -----------------------------------------
                                                                   Ben T. Morris, PRESIDENT AND
                                                                     CHIEF EXECUTIVE OFFICER

                                                       SHAREHOLDERS OF SANDERS MORRIS MUNDY INC.

                                                                                *
                                                            -----------------------------------------
                                                                          Don A. Sanders

                                                                        /s/ BEN T. MORRIS
                                                            -----------------------------------------
                                                            Ben T. Morris, individually and as Trustee
                                                              of the Sanders 1998 Children's Trusts

                                                                       /s/ WALTER P. ZIVLEY
                                                            -----------------------------------------
                                                             Walter P. Zivley, Trustee of the Sanders
                                                                      1998 Children's Trust

                                                                        /s/ GEORGE L. BALL
                                                            -----------------------------------------
                                                                          George L. Ball

                                                                       /s/ R. LARRY KINNEY
                                                            -----------------------------------------
                                                                         R. Larry Kinney

                                                                                *
                                                            -----------------------------------------
                                                                          John E. Drury

                                                                                *
                                                            -----------------------------------------
                                                                      Wyatt A. Williams, Jr.

                                                                                *
                                                            -----------------------------------------
                                                                          John I. Mundy

                                                                       /s/ BRUCE R. MCMAKEN
                                                            -----------------------------------------
                                                                         Bruce R. McMaken

                                                                                *
                                                            -----------------------------------------
                                                                         James S. Jordan

                                                                       /s/ CHARLES L. DAVIS
                                                            -----------------------------------------
                                                                         Charles L. Davis

                                                                     /s/ MICHAEL S. CHADWICK
                                                            -----------------------------------------
                                                                       Michael S. Chadwick

                                                                                *
                                                            -----------------------------------------
                                                                    Kenneth Ch'uan-K'ai Leung

                                                                                *
                                                            -----------------------------------------
                                                                        W. Bradley Deason

                                                                                *
                                                            -----------------------------------------
                                                                         Brede C. Klefos

                                                                                *
                                                            -----------------------------------------
                                                                      Humbert B. Powell, III

                                                                         /s/ JOHN MALANGA
                                                            -----------------------------------------
                                                                           John Malanga

                                                                                *
                                                            -----------------------------------------
                                                                         Bret D. Sanders

                                                                                *
                                                            -----------------------------------------
                                                                        William C. Conroy

                                                                                *
                                                            -----------------------------------------
                                                                         Melville L. Cody

                                                                                *
                                                            -----------------------------------------
                                                                         M. Lynn Detrick

                                                                                *
                                                            -----------------------------------------
                                                                           Rune Medhus

                                                                                *
                                                            -----------------------------------------
                                                                          Dave Giannini

                                                                                *
                                                            -----------------------------------------
                                                                            Dean Oakey

                                                                                *
                                                            -----------------------------------------
                                                                            Irene Haas

                                                                                *
                                                            -----------------------------------------
                                                                          Karen D. Kane

                                                                        /s/ SANDY WILLIAMS
                                                            -----------------------------------------
                                                                          Sandy Williams

                                                                                *
                                                            -----------------------------------------
                                                                           Lori Johnson

                                                                          /s/ ANN SMOOT
                                                            -----------------------------------------
                                                                            Ann Smoot

                                                                       /s/ THOMAS ANDERSON
                                                            -----------------------------------------
                                                                         Thomas Anderson

                                                       *By              /s/ BEN T. MORRIS
                                                            -----------------------------------------
                                                            Ben T. Morris, Agent and Attorney-in-Fact

                                                                      APPENDIX B

                      AMENDED AND RESTATED PLAN OF MERGER

    THIS AMENDED AND RESTATED PLAN OF MERGER ("PLAN OF MERGER") dated
November 12, 1999, pursuant to Article 5.01 of the Texas Business Corporation Act, as amended (the "TBCA"), is among Pinnacle Global Group, Inc., a Texas corporation ("PGG"), Harris, Webb & Garrison, Inc., a Texas corporation ("HWG"), and Sanders Morris Mundy Inc., a Texas corporation ("SMM" or the "SURVIVING CORPORATION"). SMM and HWG are hereinafter together referred to as the "MERGING CORPORATIONS."

                              W I T N E S S E T H:

    WHEREAS, PGG is a corporation duly organized and validly existing under the laws of the State of Texas, and has authorized capital stock consisting of
(i) 100 million shares of common stock, $.01 par value per share ("PGG COMMON STOCK"), of which 7,125,253 shares are issued and outstanding, and
(ii) 10 million shares of Preferred Stock, $.10 par value per share, none of which are issued or outstanding;

    WHEREAS, HWG is a corporation duly organized and validly existing under the laws of the State of Texas, and has authorized capital stock consisting of 50,000 shares of common stock, $1.00 par value per share ("HWG COMMON STOCK"), of which 28,495 shares are issued and outstanding and owned and held by PGG;

    WHEREAS, SMM is a corporation duly organized and validly existing under the laws of the State of Texas, and has authorized capital stock consisting of 200,000 shares of common stock, $1 par value per share ("SMM COMMON STOCK"), of which 60,729 shares are issued and outstanding and 10,500 shares are held by SMM as treasury shares;

    WHEREAS, the respective Boards of Directors of the Merging Corporations deem it advisable and in the best interests of the respective Merging Corporations and their respective shareholders that HWG be merged with and into SMM (the "MERGER"), with SMM to be the surviving corporation of the Merger and to continue in existence after the Merger under the name "SANDERS MORRIS
HARRIS INC.," as authorized by the laws of the State of Texas, under and pursuant to the terms and conditions set forth in this Plan of Merger, and the Board of Directors of each of the Merging Corporations has duly approved this Plan of Merger and recommended its approval to the respective shareholders of the Merging Corporations; and

    WHEREAS, simultaneously with the execution of this Plan of Merger, PGG, SMM, HWG and the shareholders of SMM have entered into an Amended and Restated Agreement and Plan of Reorganization of even date herewith (the "REORGANIZATION AGREEMENT"), which provides for the execution of this Plan of Merger by PGG, SMM and HWG;

    NOW, THEREFORE, for the purpose of setting forth the terms and conditions of the Merger, the mode of carrying the Merger into effect, and such other details and provisions concerning the Merger as are deemed necessary or desirable, the parties to this Plan of Merger hereby agree, subject to the approval of this Plan of Merger by the requisite consent of the shareholders of each of the Merging Corporations, and subject to the conditions hereinafter set forth, as follows:

    1. MERGER. At the Effective Time, HWG shall be merged with and into SMM, with SMM to be the surviving corporation which after the Effective Time shall continue its corporate existence as a Texas corporation to be governed by the laws of the State of Texas.

    2.  TERMS AND CONDITIONS OF MERGER.  At the Effective Time:

        (i) the Merging Corporations shall be a single corporation, which shall be SMM, the corporation designated in this Plan of Merger as the surviving corporation;

        (ii) the separate corporate existence of HWG shall cease; and

       (iii) the Merger shall have the effects stated in Article 5.06(2), (3) and (4) of the TBCA.

    3. EFFECT OF THE MERGER ON CAPITAL STOCK. As of the Effective Time, as a result of the Merger and without any action on the part of any holder thereof:

        (i) each share of SMM Common Stock then issued and outstanding shall
    (x) automatically become and be converted into the right to receive
    117.32785 fully paid and nonassessable shares of issued and outstanding PGG Common Stock, (y) cease to be outstanding and to exist, and (z) be canceled and retired;

        (ii) each share of SMM Common Stock held in the treasury of SMM shall be canceled and retired; and

       (iii) each share of HWG Common Stock issued and outstanding immediately prior to the Effective Time will be converted into one share of Common Stock, par value $.01 per share, of the Surviving Corporation, and the shares of Common Stock of the Surviving Corporation resulting from such conversion will constitute all of the issued and outstanding shares of capital stock of the Surviving Corporation.

    Upon and after the Effective Time, no transfer of shares of SMM Common Stock issued and outstanding immediately before the Effective Time shall be made on the stock transfer books of the Surviving Corporation.

    Each holder of a certificate representing shares of SMM Common Stock immediately before the Effective Time will, as of the Effective Time and thereafter, cease to have any rights respecting those shares other than the right to receive, without interest, the shares of PGG Common Stock into which his shares of SMM Common Stock shall have been converted as a result of the Merger.

    4.  DELIVERY, EXCHANGE AND PAYMENT.

    (A) SURRENDER OF CERTIFICATES. At or after the Effective Time: (i) each holder of an outstanding certificate or certificates previously representing shares of SMM Common Stock ("SHAREHOLDER"), will, on surrender of his certificate to PGG, receive a certificate representing the number of shares of PGG Common Stock into which such shares of SMM Common Stock shall have been converted as a result of the Merger, and (ii) until any certificate representing SMM Common Stock is surrendered pursuant to this Section 4, that certificate will, for all purposes, be deemed to evidence ownership of the number of whole shares of PGG Common Stock issuable in respect of that certificate under Sections 3 and 5. All shares of PGG Common Stock issuable in the Merger will be deemed for all purposes to have been issued by PGG at the Effective Time.

    (B) CERTAIN TRANSFERS. In the event of a transfer of ownership of shares of SMM Common Stock that is not registered in the transfer records of SMM, the certificate representing shares of PGG Common Stock issuable in respect of such shares of SMM Common Stock may be issued to a transferee if the certificate representing such shares of SMM Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence satisfactory to PGG and its transfer Agent that any applicable stock transfer taxes have been paid.

    (C) LOST CERTIFICATES. If any certificate representing shares of SMM Common Stock shall have been lost, stolen or destroyed, upon receipt of (i) an affidavit of that fact from the Shareholder claiming the certificate to be lost, stolen or destroyed, (ii) such bond, security or indemnity as PGG or its transfer agent may reasonably require, and (iii) any other documentation necessary to evidence and effect the bona fide exchange thereof, PGG shall cause its transfer agent to issue to such Shareholder a certificate representing the shares of PGG Common Stock into which the shares of SMM Common Stock represented by the lost, stolen or destroyed certificate would have been exchanged.

    (D) DIVIDENDS AND DISTRIBUTIONS. No dividends (or interest) or other distributions declared or earned after the Effective Time with respect to PGG Common Stock and payable to the holders of record thereof after the Effective Time will be paid to the holder of any unsurrendered certificate representing shares of SMM Common Stock for which shares of PGG Common Stock have been issued in the Merger until the unsurrendered certificates are surrendered as provided herein, but (i) on such surrender, PGG will cause to be paid, to the person in whose name the certificate representing such shares of PGG Common Stock shall then be issued, the amount of dividends or other distributions previously paid with respect to such whole shares of PGG Common Stock with a record date, or which have accrued, subsequent to the Effective Time, but prior to surrender, and (ii) at the appropriate payment date or as soon as practicable thereafter, PGG will cause to be paid to that person the amount of dividends or other distributions with a record date, or which have been accrued, subsequent to the Effective Time, but which are not payable until a date subsequent to surrender, which are payable with respect to such number of whole shares of PGG Common Stock, subject in all cases to any applicable escheat laws. No interest will be payable with respect to the payment of such dividends or other distributions on surrender of outstanding certificates.

    5. NO FRACTIONAL SHARES. Notwithstanding any other provision of this Plan of Merger, no certificates for fractional share interests of PGG Common Stock will be issued, and any Shareholder otherwise entitled to receive a fractional share of PGG Common Stock but for this Section 5 will instead be entitled to receive one additional whole share of PGG Common Stock.

    6.  ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS, COMMITTEES AND OFFICERS.

    (A) ARTICLES OF INCORPORATION. At the Effective Time, Article I of the Articles of Incorporation of SMM shall be amended to read as follows:

                                   "Article I
           The name of the Corporation is Sanders Morris Harris Inc."

    From and after the Effective Time, the Articles of Incorporation of SMM, as existing immediately before the Effective Time and as so amended by this Plan of Merger, shall be the Articles of Incorporation of the Surviving Corporation, subject to the right of the Surviving Corporation to amend its Articles of Incorporation after the Effective Time in accordance with such Articles of Incorporation and the TBCA.

    (B) BYLAWS. From and after the Effective Time of the Merger, the bylaws of SMM, as in effect immediately prior to the Effective Time of the Merger, shall be the bylaws of the Surviving Corporation, until changed or amended as provided therein.

    (C) DIRECTORS. From and after the Effective Time, the directors of the Surviving Corporation shall be Robert E. Garrison, II, Edward C. Hutcheson, Jr., Titus H. Harris, Jr., Richard C. Webb, Don A. Sanders, Ben T. Morris, R. Larry Kinney, George L. Ball, Donald R. Campbell, Peter W. Badger and Stephen M. Reckling. If before the Effective Time, any one or more of such persons dies or refuses or becomes unable to serve as a director, then the remaining named persons shall be the directors of the Surviving Corporation from and after the Effective Time. The directors of the Surviving Corporation shall hold office subject to the provisions of the TBCA and the Articles of Incorporation and bylaws of the Surviving Corporation.

    (D) COMMITTEES. From and after the Effective Time, all committees of the Board of Directors of SMM existing immediately prior to the Effective Time of the Merger shall be dissolved, and from and after the Effective Time there shall be established an Executive Committee of the Board of Directors, the members of which shall be (subject to the provisions of the TBCA and the bylaws of the Surviving Corporation) Don A. Sanders, who shall be Chairman of the Executive Committee, Ben T. Morris, R. Larry Kinney, George L. Ball, Robert E. Garrison, II, Richard C. Webb, and Edward C. Hutcheson, Jr.

    All other committees of the Board of Directors of the Surviving Corporation shall be as from time to time established and appointed by the Board of Directors of the Surviving Corporation after the Effective Time, subject to the provisions of the TBCA and the bylaws of the Surviving Corporation.

    (E) OFFICERS. From and after the Effective Time, the officers of the Surviving Corporation shall be as set forth below:

Chairman of the Board:                     George L. Ball
President and Chief Executive              Ben T. Morris
  Officer:
Executive Vice President                   R. Larry Kinney
Executive Vice President                   Titus H. Harris, Jr.
Executive Vice President                   Richard C. Webb

    All other officers of the Surviving Corporation shall be as elected by its Board of Directors at its first meeting following the Effective Time. From and after the Effective Time, the officers of the Surviving Corporation shall hold office subject to the provisions of the TBCA and the bylaws of the Surviving Corporation.

    7. APPROVAL AND EFFECTIVE TIME OF MERGER. This Plan of Merger shall be submitted to the shareholders of each of the Merging Corporations as provided by the TBCA. After the approval of this Plan of Merger by the shareholders of each Merging Corporation in accordance with the requirements of the TBCA, all required documents shall be executed, filed and recorded and all required acts shall be done in order to accomplish the Merger under the provisions of the TBCA and this Plan of Merger. The Merger shall become effective upon the issuance of a certificate of merger by the Secretary of State of the State of Texas subsequent to the filing of Articles of Merger by the Merging Corporations with the Secretary of State of the State of Texas (the "EFFECTIVE TIME").

    8.  OTHER PROVISIONS.

    (a) FURTHER ASSURANCES. If at any time SMM shall consider or be advised that any further assignment or assurance in law or other action is necessary or desirable to vest, perfect or confirm, or record or otherwise, in SMM the title to any property or rights of HWG acquired or to be acquired by or as a result of the Merger, the proper officers and directors of the Merging Corporations, respectively, shall be, and they hereby are, severally and fully authorized to execute and deliver such deeds, assignments and assurances in law and take such other action as may be necessary or proper in the name of SMM or HWG to vest, perfect or confirm title to such property or rights in HWG and otherwise carry out the purposes of this Plan of Merger.

    (b) TERMINATION. This Plan of Merger may be terminated at any time before the Effective Time of the Merger, whether before or after action thereon by the shareholders of the Merging Corporations (if such shareholder approval is required), by mutual consent of the Merging Corporations, expressed by action of their respective Boards of Directors. This Plan of Merger shall be automatically abandoned upon the valid termination of the Reorganization Agreement, in accordance with the terms thereof, prior to the filing of Articles of Merger referred to in Section 7 of this Plan of Merger with the Secretary of State of the State of Texas.

    (c) COUNTERPARTS. For the convenience of the parties and to facilitate the filing and recording of this Plan of Merger, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument.

    (d) AMENDMENTS. The Merging Corporations, by mutual consent of their respective Boards of Directors, and to the extent permitted by law, may amend, modify, supplement and interpret this Plan of Merger in such manner as may be mutually agreed upon by them in writing at any time before or after adoption thereof by their respective shareholders, and, in the case of an interpretation, the actions of such Boards shall be binding.

                            [SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the parties hereto have caused this Plan of Merger to be executed as of the date first above written.

                                                       PINNACLE GLOBAL GROUP, INC.

                                                       By:          /s/ ROBERT E. GARRISON, II
                                                            -----------------------------------------
                                                                      ROBERT E. GARRISON, II
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                       HARRIS, WEBB & GARRISON, INC.

                                                       By:          /s/ ROBERT E. GARRISON, II
                                                            -----------------------------------------
                                                                      ROBERT E. GARRISON, II
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                       SANDERS MORRIS MUNDY INC.

                                                       By:              /s/ BEN T. MORRIS
                                                            -----------------------------------------
                                                                          BEN T. MORRIS
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                                      APPENDIX C

December 6, 1999
Mr. Robert E. Garrison II
President and CEO
Pinnacle Global Group, Inc.
5599 San Felipe, Suite 301
Houston, TX 77056

Dear Mr. Garrison:

    You have requested Howard Frazier Barker Elliott, Inc., ("HFBE") to render its opinion as to the fairness, from a financial point of view, to Pinnacle Global Group, Inc. ("PGG" or the "Company"), a Texas corporation, and its shareholders, of the consideration to be paid by PGG in the proposed merger (the "Merger") of Harris Webb & Garrison, Inc. ("HWG"), a wholly owned subsidiary of PGG, with and into Sanders Morris Mundy, Inc., ("SMM") pursuant to an Amended and Restated Agreement and Plan of Reorganization (the "Merger Agreement") of even date herewith, among PGG, HWG, SMM and the SMM shareholders. In the Merger, SMM, which will be renamed "Sanders Morris Harris Inc.," will be the surviving corporation and all issued and outstanding common stock of SMM will be converted into the right to receive an aggregate of approximately 7,125,233 shares of PGG common stock.

    As part of our financial advisory activities, HFBE engages in the valuation of business and securities in connection with mergers and acquisitions, private placements, and valuations for estate, corporate and other purposes. We are experienced in these activities and have performed assignments similar in nature to that requested by you on numerous occasions. The opinion of HFBE is solely for the use of the Board of Directors and cannot be used for any other purpose without our prior written consent.

    In rendering our written opinion, HFBE: (i) reviewed PGG's Annual Report, Form 10-K and related financial information for the year ended December 31, 1998, and Form 10-Q and related financial information for the quarters ended March 31, 1999 and June 30, 1999; (ii) reviewed financial information for PGG's predecessor entities for the years ended December 31, 1995 and through 1998;
(iii) reviewed SMM's financial information for the years ended December 31, 1994 through 1998, and related financial information for the quarters ended
March 31, 1999 and June 30, 1999; (iv) reviewed certain information relating to the business, earnings, cash flow, assets and prospects of SMM and PGG furnished to HFBE by SMM and PGG; (v) conducted discussions with members of senior management of SMM and PGG concerning their respective business and prospects;
(vi) reviewed the historical market prices and trading activity for PGG's Common Stock and compared them with that of certain companies which HFBE deemed to be reasonably similar to PGG; (vii) compared the results of operations of SMM and PGG with that of certain companies which it deemed to be reasonably similar to SMM and PGG, respectively; (viii) analyzed the nature and financial terms of certain business combinations involving companies in lines of business we believe to be generally comparable to those of SMM and PGG; (ix) considered the pro forma effect of the Merger on certain of PGG's income statement and balance sheet items; (x) reviewed the Merger Agreement, and (xi) reviewed such other matters as HFBE deemed necessary, including an assessment of general economic, market and monetary conditions.

    In preparing its opinion, HFBE relied on the accuracy and completeness of all information supplied or otherwise made available to HFBE by PGG and SMM. HFBE did not independently verify such information or assumptions, including financial forecasts, or undertake an independent appraisal of the assets of PGG or SMM. HFBE's opinion is based upon market, economic, financial and other

Mr. Robert E. Garrison II
Pinnacle Global Group, Inc.
December 6, 1999
Page 2

conditions as they exist and can be evaluated as of the date of the opinion. HFBE's opinion does not constitute a recommendation to any shareholder of PGG as to how any such shareholder should vote on the issuance of the PGG common stock in the Merger. The opinion does not address the relative merits of the Merger and any other transaction or business strategies discussed by the Company's Board of Directors as alternatives to the Merger or the decision of the PGG Board of Directors to proceed with the Merger. No opnion is expressed by HFBE as to the price at which the securities to be issued in the Merger to the shareholders of SMM may trade at any time following the Merger.

    HFBE assumed that there had been no material change in PGG's or SMM's financial condition, results of operations, business or prospects since the date of the last financial statements made available to HFBE. HFBE relied on advice of counsel to PGG as to all legal matters with respect to PGG, the Merger and the Merger Agreement and upon PGG with respect to the accounting treatment to be accorded the transaction. In addition, HFBE did not make an independent evaluation appraisal or physical inspection of the assets or individual properties of PGG or SMM, nor was it furnished with any such appraisals.

    The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to the partial analysis or summary description. Furthermore, in arriving at our opinion, HFBE did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis or factor. Accordingly, HFBE believes that our analysis must be considered as a whole and that considering any portion of such analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. In our analyses, HFBE made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of PGG and SMM. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of the businesses do not purport to be appraisals or to reflect the prices at which businesses may actually be sold.

    Neither HFBE nor our employees have any present or contemplated future interest in the Company which might tend to prevent us from rendering a fair and unbiased opinion.

    Subject to and based upon the foregoing, it is our opinion that the consideration to be paid by PGG in the proposed Merger is fair, from a financial point of view, to PGG and its shareholders.

Sincerely,

HOWARD FRAZIER BARKER ELLIOTT, INC.

By:   /s/ WILLIAM H. FRAZIER
      ----------------------------------------
      William H. Frazier
      Senior Managing Director

By:   /s/ DAVID S. KULKARNI
      ----------------------------------------
      David S. Kulkarni
      Vice President

Proxy

PINNACLE GLOBAL GROUP, INC.
5599 San Felipe, Suite 555
Houston, Texas 77056

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE PINNACLE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 29, 1999

     The undersigned shareholder of Pinnacle Global Group, Inc. ("Pinnacle") hereby appoints each of Robert E. Garrison II and Jean Anne Mire attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Pinnacle to be held at the Omni Houston Hotel, Four Riverway, Houston, Texas 77056, on December 29, 1999, at 10:00 a.m., central time, and at any adjournments of the meeting, all of the shares of Pinnacle common stock which the undersigned may be entitled to vote.

Please sign and return in the enclosed envelope.

(Continued and to be signed on reverse side.)

PINNACLE GLOBAL GROUP, INC.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/

                                                         For   Against   Abstain
1. Approval of the issuance of 7,125,233 shares of       / /     / /       / /
   Pinnacle common stock in the merger of Harris
   Webb & Garrison, Inc., our wholly owned subsidiary,
   with Sanders Morris Mundy Inc.
                                                         For   Against   Abstain
2. In their discretion, upon other matters as may        / /     / /       / /
   properly come before the meeting; hereby revoking any proxy or proxies regarding such matters heretofore given by the undersigned.

The board of directors recommends a vote FOR the proposal above and if no specification is made, the shares will be voted FOR approval of the share issuance in the merger. The undersigned hereby acknowledges receipt of the Notice of Special Meeting, the Proxy Statement, Pinnacle's annual report on Form 10-K for the year ended December 31, 1998, Pinnacle's quarterly report on Form 10-Q for the quarter ended September 30, 1999 and Pinnacle's 1999 Definitive Proxy Statement on Schedule 14A, each of which has been furnished with this Proxy.


Dated:
      ----------------------, ---------

Signature(s)
            ------------------------------------------------------------

------------------------------------------------------------------------
Signature should agree with name printed hereon. If Stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.